UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2011 Annual Reports transmitted to shareholders.

SEMI-ANNUAL REPORT

JUNE 30, 2011

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2011	William Blair Funds 1

PERFORMANCE AS OF JUNE 30, 2011—CLASS N SHARES (unaudited)

	Year To Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund
Class N	5.67	31.13	3.99	5.36	3.31	3/20/1946	«««« Among 1,476 Large Growth Funds
Morningstar Large Growth	5.65	33.08	3.02	4.07	2.24
Russell 3000® Growth	6.98	35.68	5.28	5.36	2.43
Standard & Poor’s 500	6.02	30.69	3.34	2.94	2.72

Large Cap Growth Fund
Class N	3.64	31.21	2.46	2.91	0.43	12/27/1999	««« Among 1,476 Large Growth Funds
Morningstar Large Growth	5.65	33.08	3.02	4.07	2.24
Russell 1000® Growth	6.83	35.01	5.01	5.33	2.24

Small Cap Growth Fund
Class N	1.38	22.22	8.25	2.28	7.96	12/27/1999	««« Among 666 Small Growth Funds
Morningstar Small Growth	9.35	42.52	7.81	5.08	5.05
Russell 2000® Growth	8.59	43.50	8.35	5.79	4.63
Russell 2000®	6.21	37.41	7.77	4.08	6.27

Mid Cap Growth Fund
Class N	12.00	42.57	10.06	8.20	7.50	2/1/2006	«««« Among 681 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	8.08	39.49	5.18	5.59	—
Russell MidCap® Growth	9.59	43.25	6.58	6.28	5.11

Small-Mid Cap Growth Fund
Class N	11.53	41.25	11.84	7.53	8.83	12/29/2003	«««« Among 681 Mid-Cap Growth Funds
Morningstar Mid-Cap Growth	8.08	39.49	5.18	5.59	—
Russell 2500TM Growth	10.25	44.71	8.51	6.67	8.01

Global Growth Fund
Class N	6.19	35.77	(0.52)	—	(2.86)	10/15/2007	«« Among 683 World Stock Funds
Morningstar World Stock	4.72	30.18	1.70	—	—
MSCI All Country World IMI (net)	4.66	31.00	1.74	—	(2.81)

International Growth Fund
Class N	1.97	27.83	(2.04)	2.65	7.06	10/1/1992	««« Among 209 Foreign Large Growth Funds
Morningstar Foreign Large Growth	4.05	31.68	(0.10)	3.49	6.09
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	8.05

International Equity Fund
Class N	3.22	26.11	(4.36)	0.98	4.99	5/24/2004	«« Among 209 Foreign Large Growth Funds
Morningstar Foreign Large Growth	4.05	31.68	(0.10)	3.49	—
MSCI World Ex-U.S. (net)	4.72	30.33	(1.56)	2.02	7.63
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	9.54

International Small Cap Growth Fund
Class N	5.43	35.85	2.71	4.72	7.74	11/1/2005	««« Among 129 Foreign Small/Mid Growth Funds
Morningstar Foreign Small/Mid Growth	3.47	36.50	2.30	4.02	—
MSCI All Country World Ex-U.S. Small Cap (net)	1.51	34.24	5.56	5.92	8.57

Please see the next page for important disclosure information.

2 Semi-Annual Report	June 30, 2011

PERFORMANCE AS OF JUNE 30, 2011—CLASS N SHARES—CONTINUED (unaudited)

	Year To Date	1 Yr.	3 Yr.	5 Yr.	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Emerging Markets Growth Fund
Class N	(0.70)	28.05	(1.15)	7.92	13.95	6/6/2005	«« Among 291 Diversified Emerging Markets Funds
Morningstar Diversified Emerging Markets	(0.42)	26.76	1.97	9.54	—
MSCI Emerging Markets IMI (net)	0.32	27.53	5.13	11.90	15.43

Emerging Leaders Growth Fund
Class N	(2.42)	23.12	—	—	13.20	5/3/2010	Not rated.
Morningstar Diversified Emerging Markets	(0.42)	26.76	—	—	—
MSCI Emerging Markets Large Cap (net)	0.97	27.87	—	—	14.22

Small Cap Value
Class N	2.19	33.30	9.91	5.83	7.36	12/23/1996	«««« Among 305 Small Value Funds
Morningstar Small Value	4.58	32.28	8.73	3.49	8.31
Russell 2000® Value	3.77	31.35	7.09	2.24	7.53

Mid Cap Value Fund
Class N	5.86	32.15	—	—	12.47	5/3/2010	Not rated.
Morningstar Short-term Bond	6.16	32.92	—	—	—
Russell Midcap® Value Index	6.69	34.28	—	—	12.17

Bond Fund
Class N	2.90	5.43	7.51	—	6.41	5/1/2007	«««« Among 1,017 Intermediate-Term Bond Funds
Morningstar Intermediate-term Bond	2.84	5.33	6.69	—	—
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.46	—	6.07

Income Fund
Class N	2.48	4.56	5.26	4.13	4.03	10/1/1990	«««« Among 376 Short-Term Bond Funds
Morningstar Short-term Bond	1.42	3.02	3.93	3.98	3.67
Barclays Capital Intermediate Govt./Credit Bond Index	2.47	3.77	5.76	6.08	5.35

Low Duration Fund
Class N	1.13	1.56	—	—	1.51	12/1/2009	Not rated.
Morningstar Ultra Short Bond	0.62	1.63	—	—	—
Merrill Lynch 1-Year U.S. Treasury Note Index	0.35	0.67	—	—	0.65

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

June 30, 2011	William Blair Funds 3

PERFORMANCE AS OF JUNE 30, 2011—CLASS N SHARES—CONTINUED (unaudited)

Morningstar RatingsTM are as of 6/30/2011 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/««««/««««, and Large Cap Growth Fund «««/«««/««, out of 1,476/1,276/803 large growth funds; Small Cap Growth Fund «««/««/««««, out of 666/565/358 small growth funds; Mid Cap Growth Fund «««««/««««/NA and Small-Mid Cap Growth Fund «««««/««««/NA out of 681/609/NA mid cap growth funds; Global Growth Fund ««/NA/NA out of 683/NA/NA world stocks; International Growth Fund «««/«««/««« and International Equity Fund ««/««/NA out of 209/168/103 foreign large growth funds; International Small Cap Growth Fund «««/«««/NA out of 129/104/NA foreign small/mid growth funds; Emerging Markets Growth Fund ««/««/NA out of 291/225/NA diversified emerging markets growth funds; Small Cap Value Fund ««««/««««/««« out of 305/255/141 small value funds; Income Fund ««««/«««/«««« out of 376/323/189 short-term bond funds; Bond Fund ««««/NA/NA out of 1,017/NA/NA intermediate-term bond fund.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

4 Semi-Annual Report	June 30, 2011

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Growth Fund posted an 5.67% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 6.98%.

Our quality growth approach assisted during May and June when the market declined, but stock picking challenges in both Energy and Information Technology have held back year-to-date relative returns.

Overcoming several major shocks, the U.S. equity markets finished with solid gains in the first half of 2011. Most of these gains occurred in the first quarter on better-than-expected corporate earnings and positive economic reports including unemployment, which dropped below 9% for the first time in almost two years. The Russell 3000® Growth climbed 6.3%. Generally, investors had a growing level of confidence that the economic recovery had become self-sustaining. In fact, the upward market momentum could not be deterred by the political turmoil in the Middle East and North Africa (MENA), the natural disasters in Japan, and re-emergence of the debt crisis in Europe. In the second quarter, U.S. stocks retracted and market volatility picked up, as investors reacted to several concerns. First, U.S. and global economic growth saw some deceleration driven by China’s monetary tightening and sluggish developed market consumer spending due to continued deleveraging and inflationary pressures such as high gas prices and food costs. Helping to slow global economic growth further, Japan’s economic output slipped for several months due to the earthquake and tsunami, which caused supply chain disruptions throughout the world. We view this event as temporary. Sovereign debt issues in Europe flared up as well, particularly in Greece. Also, QE2 (the second round of U.S. quantitative easing) ended in June, which increased speculation about a potential rise in rates and the need for QE3. Lastly, investors were worried over the slow recovery in employment as initial claims increased and job growth decelerated. Surprisingly, the Russell 3000® Growth Index gained ground at 0.64% in the second quarter, after being down nearly 8% intra-quarter.

Given the uncertainty, the markets returned to a familiar risk on/risk off pattern with investor confidence bolstered only by the last macro data point or political resolution announced. Year-to-date, the more defensive sectors benefited including Utilities and Health Care. Despite the weakness in the second quarter, Energy stocks were strong due to high oil prices, continued demand, and potential supply issues with the turmoil in the MENA region. Conversely, the weaker relative performers were Telecommunication, Materials and Information Technology. In terms of capitalization, mid capitalization stocks were best followed by small caps and then large caps. The Russell Mid Cap Growth Index increased 9.59%, the Russell 2000® Growth Index rose 8.59%, and the Russell 1000® Growth climbed 6.83%.

The Fund’s greatest sector detractor to performance was Energy due to both stock selection and an underweight in a strong performing group. Most of the difficulty occurred in the first quarter. We did not own Exxon Mobil, the largest benchmark stock, which performed well and hurt relative results. Also, we held E&P (exploration and production) companies that had exposure to the Middle East and North Africa; as a result, Occidental Petroleum and Apache had more muted relative results. Lastly, Weatherford struggled as it announced plans to restate taxes, a near term issue. Another sector with weak relative results was Information Technology due to primarily stock selection and to a lesser extent, an overweight in a poor

June 30, 2011	William Blair Funds 5

performing group. Notably, a few of our large cap stocks trailed the group average. Google, one of our top positions, declined after reporting better than expected revenues, which were offset by higher operating costs. Its management set a more aggressive tone on pursuing growth opportunities such as mobile, social and local advertising by increasing its investments, primarily in people. In our view, the company continues to have a strong market position, and is well positioned to benefit from an increase in ad spending as the economy recovers. Microsoft was a relative laggard as well despite its attractive earnings reports that beat analyst expectations driven by its business division (Office 2010) and entertainment and devices group (Xbox 360 console and Kinect). While Microsoft has nicely exceeded street expectations since the Fund bought the stock in mid-2009, on very strong product cycles and disciplined cost management, we believed there were signs of waning financial discipline as well as questionable strategic moves (e.g. Skype purchase) in the second quarter. As a result, the Fund eliminated the stock in June. Also, Dolby came under pressure on reduced 2011 revenue guidance due to weakness in the PC end market. The Fund has added to its position in Dolby as its valuation has become much more attractive.

Turning to the portfolio’s strengths, consumer sectors were standouts among the contributors. The best performing stock overall was Green Mountain Coffee Roasters, Inc., a specialty coffee company and leader in the single-serve segment through its Keurig brand. This staples stock rallied on an announcement that Starbucks plans to make its coffee and Tazo tea available as single-serve K-Cup portion packs for use in the Keurig brewing system. Starbucks will be their exclusive super premium licensed coffee brand. In Consumer Discretionary, Tempur-Pedic International, Inc. and McDonald’s Corporation also showed strength. Tempur-Pedic benefited from strong sales momentum and margin leverage. In our view, the company should see further upside to earnings as a result of its differentiated products, increasing brand awareness, strong channel relationships, and recent launch of new products including the Cloud line in Europe and the Contour line in the U.S. McDonald’s stock rose due to better-than-expected quarterly sales in both the U.S. and Europe. The company continues to drive traffic with strong execution, advertising, and broad price selections on its menu, which helps offset macroeconomic headwinds of rising commodity prices and austerity in Europe. Select Information Technology stocks were additive to results as well. Atheros Communications, a leading innovator in Wi-Fi connectivity, announced it would be acquired by Qualcomm. The stock rallied substantially, and the Fund sold the stock. Also, we did not own shares of Cisco, which declined in the quarter and helped relative results. Lastly, in Industrials, TransDigm Group rose on continued strength in the commercial aircraft aftermarket, as well as the continued execution of its acquisition strategy.

On the outlook for the U.S. economy, we are cautiously optimistic. As the year progresses, we expect to see acceleration in economic growth, driven by Japan coming back on-line with lessening of supply chain disruptions and the growing likelihood of China halting its monetary tightening, thus moderating an existing headwind to global economic activity. In addition, some lessening of commodity cost inflationary pressures should be a positive for spending while a low interest rate environment in the developed markets should continue to assist businesses and consumers. Also, the increased clarity of regulatory framework in the banking system is another positive and we have already seen modest year-over-year growth in banking loans. In combination, these trends should be good for equity markets as well.

However, macro uncertainty remains and volatility may continue as investors seek resolution of outstanding concerns. On sovereign debt, we may have continued flare-ups, but European government officials are likely to respond adequately in order to avoid a crisis. In regard to U.S. employment, it is not a surprise that a return to more normal trends has been slow given the greater efficiency in corporate America and the changing skill set required for America’s workforce. Further recovery will be important for improvements in consumer spending and the housing market. Moreover, the price of gas may stay at elevated levels due to global demand, especially from emerging markets, which may temper consumer discretionary purchases. Finally, political events remain at the forefront of investor’s minds. Given the fragile state of both consumer and business confidence, the resolution of important issues such as the Greek debt crisis and the U.S. debt ceiling negotiations (to name a few) are

6 Semi-Annual Report	June 30, 2011

critical to averting the much feared double dip recession. Handicapping such political outcomes is more difficult and, as such, uncertainty is likely to persist for some time.

In a slower growth environment, our quality growth investment discipline should benefit in our view. Leading companies with superior and sustainable earnings growth and strong management teams will be able to navigate the market challenges and be rewarded while less attractive firms wane. Our focus will continue to be intensive fundamental research seeking quality companies, which have durable business franchises with sustainable competitive advantages, strong management teams, healthy cash flows and balance sheets, as well as outstanding execution; these companies should be exceptional investment opportunities over time in our view.

June 30, 2011	William Blair Funds 7

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	5.67%	31.13%	3.99%	5.36%	3.31%
Class I	5.89	31.64	4.36	5.70	3.61
Russell 3000® Growth Index	6.98	35.68	5.28	5.36	2.43
S&P 500 Index	6.02	30.69	3.34	2.94	2.72

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

8 Semi-Annual Report	June 30, 2011

Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—31.0%
*Apple, Inc.	89,685	$30,105
*Broadcom Corporation Class “A”	288,000	9,688
*Dolby Laboratories, Inc. Class “A”	225,000	9,553
FLIR Systems, Inc.	269,000	9,068
*Fusion-io, Inc.	15,007	452
*Genpact, Ltd.†	636,518	10,974
*Google, Inc. Class “A”	51,805	26,233
*Juniper Networks, Inc.	242,800	7,648
*Monolithic Power Systems, Inc.	649,400	10,014
QUALCOMM, Inc.	307,740	17,476
*RightNow Technologies, Inc.	193,156	6,258
*Silicon Laboratories, Inc.	320,840	13,238
Solera Holdings, Inc.	159,300	9,424
TE Connectivity, Ltd.†	362,600	13,329
*Trimble Navigation, Ltd.	323,300	12,816
VeriSign, Inc.	306,000	10,239

		196,515

Industrials—17.8%
CH Robinson Worldwide, Inc.	113,800	8,972
*Corrections Corporation of America	242,700	5,254
Fastenal Co.	331,858	11,943
Flowserve Corporation	66,300	7,286
Goodrich Corporation	95,300	9,101
*IHS, Inc. Class “A”	222,720	18,579
*Jacobs Engineering Group, Inc.	318,200	13,762
Manpower, Inc.	161,000	8,638
The Corporate Executive Board Co.	291,339	12,717
*TransDigm Group, Inc.	109,580	9,993
*Trimas Corporation	279,781	6,925

		113,170

Health Care—15.6%
*Align Technology, Inc.	271,300	6,186
Allergan, Inc.	122,600	10,206
*Celgene Corporation	156,380	9,433
*Cerner Corporation	163,600	9,997
*DaVita, Inc.	146,700	12,706
*Gilead Sciences, Inc.	213,035	8,822
*Haemonetics Corporation	117,000	7,531
*Hologic, Inc.	298,300	6,017
*IDEXX Laboratories, Inc.	130,230	10,101
*Illumina, Inc.	133,100	10,002
*NxStage Medical, Inc.	393,915	8,201

		99,202

Consumer Discretionary—14.6%
Harley-Davidson, Inc.	162,999	6,678
Johnson Controls, Inc.	435,900	18,159
*K12, Inc.	227,788	7,549
McDonald’s Corporation	352,064	29,686
*Tempur-Pedic International, Inc.	182,700	12,391
*Urban Outfitters, Inc.	213,000	5,996
*Valassis Communications, Inc.	400,800	12,144

		92,603

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—9.5%
*Cameron International Corporation	122,147	$6,143
Occidental Petroleum Corporation	165,300	17,198
Schlumberger, Ltd.†	235,400	20,339
Suncor Energy, Inc.†	255,100	9,974
*Weatherford International, Ltd.†	343,800	6,446

		60,100

Materials—4.1%
Airgas, Inc.	94,500	6,619
Ecolab, Inc.	256,320	14,451
*Stillwater Mining Co.	227,900	5,016

		26,086

Consumer Staples—2.8%
*Green Mountain Coffee Roasters, Inc.	197,659	17,643

Financials—2.7%
*IntercontinentalExchange, Inc.	95,800	11,947
The Charles Schwab Corporation	336,075	5,529

		17,476

Total Common Stocks—98.1% (cost $514,813)		622,795

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $10,350, collateralized by FHLMC, 2.000%, due 12/3/15	$10,350	10,350

Total Repurchase Agreement—1.6% (cost $10,350)		10,350

Total Investments—99.7% (cost $525,163)		633,145
Cash and other assets, less liabilities—0.3%		1,636

Net assets—100.0%		$634,781

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 9

James S. Golan

Tracy McCormick

LARGE CAP GROWTH FUND

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Large Cap Growth Fund posted a 3.64% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, increased 6.83%.

In the first six months of 2011, the William Blair Large Cap Growth Fund trailed its benchmark primarily due to results in the first quarter; major cross currents in the marketplace were a headwind. Notably, our quality growth approach assisted during May and June when the market declined.

Overcoming several major shocks, the U.S. equity markets finished with solid gains in the first half of 2011. Most of these gains occurred in the first quarter on better-than-expected corporate earnings and positive economic reports including unemployment, which dropped below 9% for the first time in almost two years. The Russell 1000® Growth climbed 6.0%. Generally, investors had a growing level of confidence that the economic recovery had become self-sustaining. In fact, the upward market momentum could not be deterred by the political turmoil in the Middle East and North Africa (MENA), the natural disasters in Japan, and re-emergence of the debt crisis in Europe. In the second quarter, U.S. stocks retracted and market volatility picked up, as investors reacted to several concerns. First, U.S. and global economic growth saw some deceleration driven by China’s monetary tightening and sluggish developed market consumer spending due to continued deleveraging and inflationary pressures such as high gas prices and food costs. Helping to slow global economic growth further, Japan’s economic output slipped for several months due to the earthquake and tsunami, which caused supply chain disruptions throughout the world. We view this event as temporary. Sovereign debt issues in Europe flared up as well, particularly in Greece. Also, QE2 (the second round of U.S. quantitative easing) ended in June, which increased speculation about a potential rise in rates and the need for QE3. Lastly, investors were worried over the slow recovery in employment as initial claims increased and job growth decelerated. Surprisingly, the Russell 1000® Growth Index gained ground at 0.76% in the second quarter, after being down more than 7% intra-quarter.

Given the uncertainty, the markets returned to a familiar risk on/risk off pattern with investor confidence bolstered only by the last macro data point or political resolution announced. Year-to-date, the more defensive sectors benefited including Utilities and Health Care. Despite the weakness in the second quarter, Energy stocks were strong due to high oil prices, continued demand, and potential supply issues with the turmoil in the MENA region. Conversely, the weaker relative performers were Telecommunication Services, Materials and Information Technology (IT). In terms of capitalization, mid capitalization stocks were best followed by small caps and then large caps. The Russell Mid Cap® Growth Index increased 9.59% while the Russell 2000® Growth Index rose 8.59%.

We were disappointed with the portfolio results in the semi-annual period. Headwinds were challenging for active managers as investors relied more heavily on the macroeconomic environment, especially in the first quarter, and had less of a commitment to underlying fundamentals. However, we were encouraged by the relative outperformance from our stock positions in the second quarter as the macro influences subsided to a lesser degree.

The Fund’s greatest sector laggard was Consumer Discretionary where Marriott International, Inc. came under pressure on softness in North America revenue per available room (RevPAR); we view this as a near-term issue. The Energy sector was also challenging. Most

10 Semi-Annual Report	June 30, 2011

of the difficulty occurred in the first quarter. The Fund did not own Exxon Mobil Corporation, the largest benchmark stock at 5.1%, which performed well and hurt results. Also, we held E&P (exploration and production) companies that had exposure to the Middle East and North Africa; as a result, Occidental Petroleum Corporation and Apache Corporation had more muted relative results. The Fund continues to own Occidental due to its attractive long-term growth profile, but the Fund sold Apache on its higher exposure to this region. Lastly, Information Technology stock performance was mixed. Some of our large cap technology holdings lagged such as Microsoft Corporation and Google, Inc. Microsoft was a relative laggard despite its attractive earnings reports that beat analyst expectations driven by its business division (Office 2010) and entertainment and devices group (Xbox 360 console and Kinect). From a research perspective, we had the earnings view correct; however, the market was unwilling to reward the stock due to concerns over slowing PC sales especially in consumer and competition from tablets (i.e. iPads). As a result, the Fund sold the stock in May. Google, one of the Fund’s top positions, declined after reporting better than expected revenues, which were offset by higher operating costs. Its management set a more aggressive tone on pursuing growth opportunities such as mobile, social and local advertising by increasing its investments, primarily in people. In our view, the company continues to have a strong market position, and is well positioned to benefit from an increase in ad spend as the economy recovers. Also, Dolby Laboratories, Inc. came under pressure on reduced 2011 revenue guidance due to weakness in the PC end market. We believe the longer-term thesis remains unchanged. The consumption of entertainment from a variety of consumer electronics devices is beneficial for Dolby’s license streams.

Turning to the portfolio’s strengths, Materials and Health Care were standouts among the sector contributors. In Materials, the portfolio benefited from good stock selection with more defensive companies such as Praxair, Inc., and lacked any exposure to metals and mining stocks, which performed poorly as global growth showed signs of slowing. In Health Care, Agilent Technologies, Inc., a leading global provider of measurement tools and services to the bioanalytical and electronic marketplaces, was best. It had a strong above expectation earnings report and significantly raised guidance for fiscal year 2011. The Electronic Measurement Group had impressive revenues that were up 18% organically; it benefited from share gains as well as market adoption of smart phones and 3G networks. In our view, demand from its end markets remains attractive and it should continue to benefit from a cyclical recovery, exposure to growing Asian economies, and potential for additional acquisition activity. Notably, select stocks in other sectors also were strong contributors. In Industrials, Rockwell Automation, Inc. shined with the continued recovery in industrial activity. In Information Technology, Accenture plc, a leading global IT consulting firm, reported robust demand for its services as corporations continued to upgrade IT systems with new technology in order to improve business efficiency and find new avenues for growth. Also, the Fund did not own shares of Cisco Systems, Inc. and Hewlett-Packard Co., which declined and helped relative results. Lastly, in Financials, American Express Co. performed well as credit trends and business spending continued to improve.

On the outlook for the U.S. economy, we are cautiously optimistic. As the year progresses, we expect to see acceleration in economic growth, driven by Japan coming back on-line with lessening of supply chain disruptions and the growing likelihood of China halting its monetary tightening, thus moderating an existing headwind to global economic activity. In addition, some lessening of commodity cost inflationary pressures should be a positive for spending while a low interest rate environment in the developed markets should continue to assist businesses and consumers. Also, the increased clarity of regulatory framework in the banking system is another positive and we have already seen modest year-over-year growth in banking loans. In combination, these trends should be good for equity markets as well.

However, macro uncertainty remains and volatility may continue as investors seek resolution of outstanding concerns. On sovereign debt, we may have continued flare-ups, but European government officials are likely to respond adequately in order to avoid a crisis. In regard to U.S. employment, it is not a surprise that a return to more normal trends has been slow given the greater efficiency in corporate America and the changing skill set required for America’s

June 30, 2011	William Blair Funds 11

workforce. Further recovery will be important for improvements in consumer spending and the housing market. Moreover, the price of gas may stay at elevated levels due to global demand, especially from emerging markets, which may temper consumer discretionary purchases. Finally, political events remain at the forefront of investor’s minds. Given the fragile state of both consumer and business confidence, the resolution of important issues such as the Greek debt crisis and the U.S. debt ceiling negotiations (to name a few) are critical to averting the much feared double dip recession. Handicapping such political outcomes is more difficult and, as such, uncertainty is likely to persist for some time.

In a slower growth environment, our quality growth investment discipline should benefit in our view. Leading companies with superior and sustainable earnings growth and strong management teams will be able to navigate the market challenges and be rewarded while less attractive firms wane. Our focus will continue to be intensive fundamental research seeking quality companies, which have durable business franchises with sustainable competitive advantages, strong management teams, healthy cash flows and balance sheets, as well as outstanding execution; these companies should be exceptional investment opportunities over time in our view.

12 Semi-Annual Report	June 30, 2011

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	3.64%	31.21%	2.46%	2.91%	0.43%
Class I	3.84	31.77	2.76	3.18	0.65
Russell 1000® Growth Index	6.83	35.01	5.01	5.33	2.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 13

Large Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—28.1%
Accenture plc Class “A”†	15,200	$918
*Apple, Inc.	4,275	1,435
*Citrix Systems, Inc.	7,250	580
*Dolby Laboratories, Inc. Class “A”	7,050	299
*eBay, Inc.	26,800	865
*EMC Corporation	19,750	544
*Google, Inc. Class “A”	1,633	827
*Juniper Networks, Inc.	10,850	342
QUALCOMM, Inc.	17,765	1,009
TE Connectivity, Ltd.†	19,140	704
*Trimble Navigation, Ltd.	9,850	390

		7,913

Industrials—15.3%
CH Robinson Worldwide, Inc.	5,580	440
Danaher Corporation	13,544	718
Goodrich Corporation	6,200	592
*Jacobs Engineering Group, Inc.	13,850	599
Rockwell Automation, Inc.	5,100	442
*Stericycle, Inc.	4,370	389
United Parcel Service, Inc. Class “B”	8,620	629
W.W. Grainger, Inc.	3,160	486

		4,295

Consumer Discretionary—14.7%
*Discovery Communications, Inc.	6,100	250
Harley-Davidson, Inc.	15,652	641
Johnson Controls, Inc.	18,650	777
Marriott International, Inc. Class “A”	20,300	721
NIKE, Inc. Class “B”	8,350	751
Scripps Networks Interactive, Inc. Class “A”	8,735	427
Starbucks Corporation	14,330	566

		4,133

Health Care—12.5%
*Agilent Technologies, Inc.	13,450	688
Allergan, Inc.	5,815	484
Cardinal Health, Inc.	16,950	770
Covidien plc†	9,900	527
*DaVita, Inc.	7,150	619
*Gilead Sciences, Inc.	10,100	418

		3,506

Energy—12.3%
National Oilwell Varco, Inc.	8,550	669
Occidental Petroleum Corporation	9,750	1,014
Schlumberger, Ltd.†	13,930	1,203
Suncor Energy, Inc.†	14,850	581

		3,467

Financials—6.2%
*Affiliated Managers Group, Inc.	2,750	279
American Express Co.	15,300	791

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—(continued)
CME Group, Inc.	2,250	$656

		1,726

Materials—4.6%
Praxair, Inc.	7,325	794
Syngenta AG—ADR	7,530	509

		1,303

Consumer Staples—4.6%
Anheuser-Busch InBev N.V.—ADR	10,750	624
Mead Johnson Nutrition Co.	9,850	665

		1,289

Total Common Stocks—98.3% (cost $21,536)		27,632

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 6/30/11, due 7/1/11, repurchase price $659, collateralized by U.S. Treasury Bill, 0.020%, due 8/11/11	$659	659

Total Repurchase Agreement—2.3% (cost $659)		659

Total Investments—100.6% (cost $22,195)		28,291
Liabilities, plus cash and other assets—(0.6)%		(158)

Net assets—100.0%		$28,133

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2011

Michael P. Balkin

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Growth Fund posted a 1.38% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, gained 8.59%.

After a near-uninterrupted rally since last August, U.S. equities stumbled during May and June. Small cap growth stocks, as measured by the Russell 2000® Growth Index, corrected over 10% during that period, but rallied in late-June to close the quarter near breakeven and to remain solidly in positive territory for the year-to-date period. The Fund finished just behind its Russell 2000® Growth benchmark during the second quarter. For the first half of the year, the strategy has underperformed given poor relative performance in the first quarter.

The first four months of 2011 witnessed a continuation of the upward trend in stock prices. This was primarily driven by solid corporate fundamentals and reasonable stock valuations. But 2011 to date has mirrored 2010: a strong start to the year followed by a mid-year correction primarily due to disappointing economic data and European sovereign debt woes. Specifically, the most recent correction came on the heels of heightened Greek sovereign debt concerns, sluggish jobs data in the U.S., a potential Chinese housing market downturn, the U.S. government debt ceiling negotiations, uncertainty around the end of the Federal Reserves’ quantitative easing (QE2) and a U.S. housing market that remains on life support. While the negatives are plentiful, the market’s ability to remain relatively flat in the second quarter and up over 8% as measured by the Russell 2000® Growth for the year is telling. Investors continue to focus on healthy corporate fundamentals and on an economy that is slowly recovering, albeit in fits and starts.

From a style perspective during the first half of the year, the small cap growth market witnessed outperformance by larger market cap, higher price momentum and more expensive stocks, primarily due to the magnitude of these dynamics in the first quarter. From a sector perspective, there was little disparity in performance during the first half of the year. Most sectors returned 7-9% during the period including Financials, Materials, Consumer Discretionary, Information Technology (IT) and Energy. Two of the more defensive sectors, Health Care (+10.60%) and Consumer Staples (+14.93%), outperformed, while Industrials (+4.97%) narrowly trailed the overall small cap growth market during the six-month period.

The Fund’s underperformance over the first half of the year was due to a combination of style factors and stock selection. The vast majority of the negative year-to-date performance occurred in the first quarter. During the first quarter, some of the largest individual stock detractors and the style headwinds during that period, namely our contrarian bias, valuation sensitivity and smaller market cap bias. Information Technology and Consumer Discretionary stock selection have been the most troublesome, while Industrials and Energy stock selection has helped relative results.

In the second quarter specifically, style factors were muted and somewhat offsetting stock picks translated into modest underperformance relative to our benchmark. Favorable stock picks in Industrials, Energy and Information Technology were outweighed by disappointing stock performances in Financials and Consumer Discretionary.

The second quarter correction has kept the broad equity market valuation in check while corporate fundamentals continue to improve. Because of this and despite the macroeconomic and geopolitical headwinds, we believe the market remains relatively balanced looking forward. We believe investors will continue to differentiate between true growth businesses

June 30, 2011	William Blair Funds 15

and those that benefitted primarily from the initial economic recovery. Investors already may be making this distinction as stock correlations have fallen from the elevated levels seen over the past few years. This should bode well for our style of investing and for active management in general. While we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of great companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

Detractors from Return during the Second Quarter:

Demand Media, Inc. develops and acquires professional content to help its clients place more targeted advertisements. Two of the company’s largest online properties are eHow.com and livestrong.com. Reason for underperformance: Recent changes by Google to its search algorithms have decreased traffic to Demand Media’s content sites, and therefore has the potential to impact the company’s value proposition to advertisers. Action: The Fund continues to hold a position in the stock.

Horsehead Holding Corporation is a leading producer of specialty zinc and a manufacturer of value-added zinc products including zinc oxide and zinc powder. The company is a low-cost producer in the industry as much of its raw materials come from recycled sources such as electric arc furnace dust created in the steel manufacturing process. Reason for underperformance: Given the company benefits from increased steel production (lower raw materials cost) and rising zinc pricing (top line benefit), global growth concerns and falling commodity prices sank investor confidence in Horsehead’s fundamental outlook. Action: The Fund maintained its position in the stock given the company’s competitive position and longer-term growth outlook.

National Financial Partners Corporation is a financial services firm that offers high net worth individuals and corporations a variety of financial services such as life insurance and wealth transfer, corporate and executive benefits, and investment advisory. Reason for underperformance: The company announced disappointing earnings during the quarter in part due to weakness in their Individual Client Group. More generally, during the second quarter market correction, the stock likely underperformed given National Financial Partners exposure to individual life insurance sales which has been more discretionary than other financial services over past few years. Action: The Fund maintained its position in the stock as we believe the long-term growth opportunity for the company remains intact despite the near term selloff in the stock.

ChinaCast Education Corporation is a post-secondary and e-Learning services provider. Reason for underperformance: The stock underperformed primarily due to reduced investor confidence in US-listed Chinese companies given accounting concerns at other US-listed Chinese companies unrelated to ChinaCast Education. Action: The Fund liquidated its shares given the increased uncertainty.

QuinStreet, Inc. is an online direct marketing firm, primarily focused on lead generation for the education and financial services industries. Reason for underperformance: The company is experiencing significant pricing pressure from its auto insurance clients as evolving consumer behavior on the internet puts into question the amount an auto insurer client is willing to pay QuinStreet for an online lead. Action: The Fund exited its position as the company’s value proposition is more unknown, causing us to question the total market opportunity for QuinStreet given the importance of its auto insurance clients to the company’s diversification and growth strategy.

Contributors to Return during the Second Quarter:

ICF International, Inc. provides management, technology and policy consulting and implementation services to government and commercial entities. Its key consulting practices

16 Semi-Annual Report	June 30, 2011

include: defense and homeland security, energy, environmental and infrastructure and health and human services. Reason for outperformance: In April, the company reiterated its forward earnings guidance, easing investor concerns from the first quarter over the potential impact from government budget cuts and delays. In addition, another government consulting firm was purchased by a private equity firm during the quarter at an attractive valuation, representing the second such transaction in the industry in the past year and giving support to ICF International’s valuation. Action: The Fund continues to hold the stock as we believe the company is exposed to high priority government initiatives such as energy efficiency, education, climate change, healthcare, infrastructure and housing. In addition, we believe these areas of expertise represent a large international opportunity for the company and that the market also underestimates the growth potential of ICF International’s commercial (non-government) business.

TriMas Corporation manufacturers and distributes a diversified portfolio of products for the commercial, industrial and consumer markets. Reason for outperformance: The company reported better-than-expected earnings and increased forward earnings guidance, in part a reflection of the new management team’s efforts to more effectively manage and deploy capital between TriMas’s five segments. Action: The Fund continues to hold a position in the stock as we believe investors still underestimate the management team and earnings power of the company.

Quidel Corporation is a leading provider of point of care diagnostic tests primarily for infectious diseases, women’s health and gastrointestinal diseases. Reason for outperformance: The company reported solid earnings as the business continues to reaccelerate. More importantly, management outlined several new products that it expects to launch both domestically and abroad. Action: The Fund continues to hold a position in the stock as we believe Quidel’s pipeline of products will drive earnings growth and diversify the business beyond its historical dependence on flu tests, thereby supporting a higher valuation as well.

ValueClick, Inc. is a leading online marketing services firm. Reason for outperformance: The company’s growth is reaccelerating faster than expected due to management execution, a rebound in advertising generally and advertising increasing appetite for digital advertising. Action: The Fund continues to hold as we believe ValueClick’s service offering continues to expand, enabling it to serve the increasingly complex needs of advertisers and ad agencies.

Steven Madden, Ltd. designs and markets handbags and accessories, as well as footwear for women, men and children. Reason for outperformance: Business trends continue to surprise investors as demand for Steven Madden’s shoes and accessories increases. In addition, the company’s recently announced acquisitions give investors confidence in the duration of growth given multiple brands and products available for distribution in the US and abroad. Action: The Fund maintained its position in the stock as we believe management execution will continue to be strong as it integrates recent acquisitions and expands sales of its core brands.

June 30, 2011	William Blair Funds 17

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	1.38%	22.22%	8.25%	2.28%	7.96%
Class I	1.45	22.59	8.58	2.58	8.26
Russell 2000® Growth Index	8.59	43.50	8.35	5.79	4.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

18 Semi-Annual Report	June 30, 2011

Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—22.4%
*Cavium, Inc.	237,210	$10,340
*Demand Media, Inc.	467,620	6,336
*ExlService Holdings, Inc.	384,140	8,874
iGate Corporation	409,390	6,681
*Inuvo, Inc.	861,747	1,810
*j2 Global Communications, Inc.	332,408	9,384
*KIT Digital, Inc.	608,766	7,269
*MaxLinear, Inc. Class “A”	669,331	5,796
*Monolithic Power Systems, Inc.	765,980	11,811
*RealD, Inc.	192,140	4,494
*RightNow Technologies, Inc.	395,230	12,805
*Silicon Laboratories, Inc.	422,707	17,441
Syntel, Inc.	131,690	7,786
*TeleTech Holdings, Inc.	726,680	15,318
*Ultimate Software Group, Inc.	127,876	6,960
United Online, Inc.	1,183,275	7,135
*ValueClick, Inc.	990,110	16,436
*Vertro, Inc.	847,343	1,907
*Volterra Semiconductor Corporation	498,530	12,294

		170,877

Industrials—18.9%
*Cenveo, Inc.	2,371,622	15,178
*Clean Harbors, Inc.	81,490	8,414
*CoStar Group, Inc.	103,643	6,144
*Dolan Media Co.	93,004	788
*Franklin Covey Co.	891,660	8,631
*GrafTech International, Ltd.	352,760	7,150
Healthcare Services Group, Inc.	537,220	8,730
*Heritage-Crystal Clean, Inc.	96,032	1,842
*Higher One Holdings, Inc.	299,130	5,659
*Huron Consulting Group, Inc.	342,663	10,352
*ICF International, Inc.	521,296	13,230
*Navigant Consulting, Inc.	227,933	2,391
*On Assignment, Inc.	1,296,309	12,743
*Polypore International, Inc.	124,280	8,431
The Corporate Executive Board Co.	133,530	5,829
*TransDigm Group, Inc.	133,224	12,149
*Trimas Corporation	665,163	16,463

		144,124

Health Care—18.5%
*Air Methods Corporation	149,351	11,162
*Align Technology, Inc.	337,802	7,702
*Brookdale Senior Living, Inc.	567,790	13,769
*ExamWorks Group, Inc.	437,994	11,121
*Haemonetics Corporation	112,055	7,213
*HealthSouth Corporation	431,580	11,329
*Integra LifeSciences Holdings Corporation	257,918	12,331
*Kensey Nash Corporation	460,668	11,623
*Natus Medical, Inc.	363,690	5,510
*NxStage Medical, Inc.	431,917	8,992
*Quidel Corporation	678,886	10,285
*SXC Health Solutions Corporation†	128,540	7,574
*Team Health Holdings, Inc.	181,100	4,076
*The Providence Service Corporation	490,903	6,210
Trinity Biotech plc—ADR	1,290,428	12,827

		141,724

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—18.1%
*Amerigon, Inc.	779,240	$13,543
*Career Education Corporation	505,196	10,685
DeVry, Inc.	140,761	8,323
*Dreams, Inc.	2,811,849	7,311
*Genesco, Inc.	139,752	7,281
*Grand Canyon Education, Inc.	289,606	4,106
Jarden Corporation	320,547	11,062
*Kona Grill, Inc.	1,019,792	5,731
MDC Partners, Inc. Class “A”†	661,756	11,951
*Office Depot, Inc.	2,514,870	10,613
*ReachLocal, Inc.	203,304	4,235
*Steven Madden, Ltd.	258,255	9,687
*U.S. Auto Parts Network, Inc.	1,340,459	10,268
*Valassis Communications, Inc.	426,000	12,908
*Vitacost.com, Inc.	406,139	1,966
*WMS Industries, Inc.	275,480	8,463

		138,133

Financials—9.8%
*Cowen Group, Inc.	3,435,800	12,919
*Financial Engines, Inc.	265,451	6,880
*First Cash Financial Services, Inc.	241,040	10,121
*FirstService Corporation†	475,041	16,408
*ICG Group, Inc.	1,224,755	14,979
*Marlin Business Services Corporation	359,465	4,547
*National Financial Partners Corporation	787,246	9,085

		74,939

Energy—5.1%
*Dresser-Rand Group, Inc.	107,719	5,790
*Dril-Quip, Inc.	56,280	3,818
*Goodrich Petroleum Corporation	390,545	7,190
*Northern Oil and Gas, Inc.	204,790	4,536
*Oasis Petroleum, Inc.	131,770	3,911
*Oil States International, Inc.	173,700	13,880

		39,125

Materials—3.3%
*Horsehead Holding Corporation	730,430	9,730
PolyOne Corporation	379,390	5,869
*Stillwater Mining Co.	438,850	9,659

		25,258

Total Common Stocks—96.1% (cost $615,106)		734,180

Exchange-Traded Fund
iShares Russell 2000 Growth Index Fund	239,830	22,748

Total Exchange-Traded Fund—3.0% (cost $22,478)		22,748

Investment in Warrants
*Motorcar Parts of American, Inc. 2010, $0.00	111,575	1

Total Warrants—0.0% (cost $0)		1

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 19

Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $5,126, collateralized by FHLMC, 2.000%, due 12/3/15	$5,126	5,126

Total Repurchase Agreement—0.7% (cost $5,126)		5,126

Total Investments—99.8% (cost $642,710)		762,055
Cash and other assets, less liabilities—0.2%		1,422

Net assets—100.0%		$763,477

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

If the Fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the period ended June 30, 2011 with companies deemed affiliated during the period or at June 30, 2011.

	Share Activity				Period Ended June 30, 2011
					(in thousands)
Security Name	Balance 12/31/2010	Purchases	Sales	Balance 6/30/2011	Value	Dividends Included in Income
pDreams, Inc.	3,285,457	126,038	599,646	2,811,849	$7,311	$—
Duckwall-ALCO Stores, Inc.	429,693	—	429,693	—	—	—
pFranklin Covey, Co	758,841	132,819	—	891,660	8,631	—
Gaiam, Inc. Class “A”	1,050,272	—	1,050,272	—	—	—
pInuvo, Inc.	861,747	—	—	861,747	1,810	—
pKensey Nash Corporation	424,466	55,292	19,090	460,668	11,623	—
pKona Grill, Inc.	1,019,792	—	—	1,019,792	5,731	—
Marlin Business Services Corporation	718,870	—	359,405	359,465	4,547	—
On Assignment Inc	2,248,382	61,860	1,013,933	1,296,309	12,743	—
Princeton Review, Inc.	3,519,896	—	3,519,896	—	—	—
pTrinity Biotech plc	1,903,563	—	613,135	1,290,428	12,827	144
United Western Bancorp, Inc.	2,290,015	—	2,290,015	—	—	—
U.S. Autoparts Network, Inc.	1,448,391	170,447	278,379	1,340,459	10,268	—
pVertro, Inc.	847,343	—	—	847,343	1,907	—

					$77,398	$144

p Affiliated company at June 30, 2011. The Small Cap Growth Fund’s total value in companies deemed to be affiliated at June 30, 2011 was $49,840 (thousands).

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2011

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Growth Fund posted a 12.00% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, gained 9.59%.

After a near-uninterrupted rally since last August, US equities stumbled during May and June. Mid cap growth stocks, as measured by the Russell Midcap® Growth Index, corrected nearly 8% during that period, but rallied in late-June to close the quarter near breakeven and to remain solidly in positive territory for the year-to-date period. The Fund outperformed its Russell Midcap® Growth benchmark during the second quarter and for the first half of the year.

The first four months of 2011 witnessed a continuation of the upward trend in the stock prices, primarily driven by solid corporate fundamentals and reasonable stock valuations. But 2011 to date has mirrored 2010: a strong start to the year followed by a mid-year correction primarily due to sluggish economic data and European sovereign debt woes. Specifically, the most recent correction came on the heels of slowing GDP growth, heightened Greek sovereign debt concerns, sluggish jobs data in the U.S., a potential Chinese housing market downturn, the US government debt ceiling negotiations, uncertainty around the end of the Federal Reserve’s quantitative easing (QE2) and a US housing market that remains on life support. While the negatives are plentiful, the market’s ability to remain relatively flat in the second quarter and up over 9% for the year is telling. Investors continue to focus on healthy corporate profitability and on an economy that is slowly recovering, albeit in fits and starts.

From a style perspective during the first half of the year, the mid cap growth market was characterized by higher quality and lower beta stocks outperforming, primarily driven by the second quarter market environment. Lower market cap stocks also outperformed, stemming from their strong outperformance during the first quarter. From a sector perspective, some of the more defensive sectors outperformed during the second quarter and the year-to-date period. Consumer Staples (+22.79%) and Health Care (+15.15%) were the two strongest sectors during the first half of the year. Consumer Discretionary also performed well, (+13.55%). After Energy’s second quarter correction (–9.81%) on falling crude oil prices, the sector returned 5.15% for the first half of the year. Information Technology and Industrials, two of the largest sectors in the Russell Midcap® Growth Index, underperformed given their 5.50% and 5.15% returns for the half-year period, respectively.

The Fund’s outperformance during the first half of the year was primarily attributable to solid stock selection. The Fund’s bias toward smaller market cap stocks relative to the Russell Midcap Growth® Index and our typical lower beta, especially in the second quarter, modestly helped relative performance as well. Green Mountain Coffee Roasters, Inc. within Consumer Staples was the leading contributor to return over the six month period, but solid picks in Health Care (e.g., American Medical Systems Holdings, Inc.), Industrials (e.g., Transdigm Group, Inc.) and Information Technology (e.g., Atheros Communications, Inc.) contributed positively as well. The main areas of weakness were in Consumer Discretionary (e.g., WMS Industries) and Financials (e.g., Greenhill & Co., Inc).

For the second quarter specifically, the Fund’s outperformance was driven by stock selection and our typical bias to lower beta stocks. Consumer Staples stock selection, namely Green Mountain Coffee Roasters, Inc., was the largest contributor to relative performance during the quarter. Fastenal Co. within Industrials and Ecolab, Inc. within Materials were also positive contributors. Holding back relative performance was stock selection in Consumer Discretionary (e.g., Dick’s Sporting Goods, Inc.) and Financials (e.g., Invesco, Ltd.).

June 30, 2011	William Blair Funds 21

The second quarter correction has kept the broad equity market valuation in check while corporate fundamentals continue to improve. Because of this and despite the obvious macroeconomic and geopolitical headwinds, we believe the market remains relatively balanced. We believe investors will continue to differentiate between true growth businesses and those that benefitted primarily from the initial economic recovery. It appears investors are making this distinction as stock correlations have fallen from the elevated levels seen over the past few years. This should bode well for our style of investing and for active management generally. In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of well-managed companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

22 Semi-Annual Report	June 30, 2011

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	12.00%	42.57%	10.06%	8.20%	7.50%
Class I	12.07	42.81	10.33	8.50	7.79
Russell MidCap® Growth Index	9.59	43.25	6.58	6.28	5.11
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell MidCap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 23

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—22.3%
Amphenol Corporation Class “A”	35,100	$1,895
*Cavium, Inc.	69,400	3,025
*Citrix Systems, Inc.	28,500	2,280
*Concur Technologies, Inc.	29,030	1,453
*Dolby Laboratories, Inc. Class “A”	30,370	1,289
FLIR Systems, Inc.	79,400	2,677
*Genpact, Ltd.†	176,288	3,039
*Informatica Corporation	29,400	1,718
*Silicon Laboratories, Inc.	81,110	3,347
Solera Holdings, Inc.	54,692	3,236
TE Connectivity, Ltd.†	56,000	2,059
*Trimble Navigation, Ltd.	89,000	3,528
VeriSign, Inc.	76,000	2,543

		32,089

Industrials—19.5%
CH Robinson Worldwide, Inc.	21,500	1,695
Dover Corporation	26,700	1,810
Expeditors International of Washington, Inc.	31,700	1,623
Fastenal Co.	131,050	4,717
Gardner Denver, Inc.	28,900	2,429
*Jacobs Engineering Group, Inc.	39,900	1,726
Manpower, Inc.	34,090	1,829
*MSC Industrial Direct Co. Class “A”	31,200	2,069
*Polypore International, Inc.	11,200	760
Ritchie Bros. Auctioneers, Inc.†	24,165	664
Rockwell Automation, Inc.	43,100	3,739
*Stericycle, Inc.	16,330	1,455
*TransDigm Group, Inc.	39,450	3,597

		28,113

Consumer Discretionary—15.8%
*Bed Bath & Beyond, Inc.	39,660	2,315
*CarMax, Inc.	158,670	5,247
*Chipotle Mexican Grill, Inc.	2,750	847
DeVry, Inc.	38,510	2,277
*Dick’s Sporting Goods, Inc.	72,629	2,793
Gentex Corporation	101,080	3,056
Harman International Industries, Inc.	27,706	1,262
*O’Reilly Automotive, Inc.	57,380	3,759
Scripps Networks Interactive, Inc. Class “A”	24,200	1,183

		22,739

Health Care—13.3%
*CareFusion Corporation	55,239	1,501
*Cerner Corporation	49,400	3,019
*DaVita, Inc.	24,300	2,105
*HMS Holdings Corporation	38,800	2,982
*IDEXX Laboratories, Inc.	38,172	2,961
*Illumina, Inc.	39,020	2,932
Perrigo Co.	26,300	2,311

*Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*ResMed, Inc.	44,000	$1,362

		19,173

Consumer Staples—7.9%
Church & Dwight Co., Inc.	33,600	1,362
*Green Mountain Coffee Roasters, Inc.	64,746	5,779
McCormick & Co., Inc.	41,800	2,072
Mead Johnson Nutrition Co.	31,900	2,155

		11,368

Financials—6.4%
*Affiliated Managers Group, Inc.	19,175	1,945
*IntercontinentalExchange, Inc.	15,750	1,964
Invesco, Ltd.†	93,300	2,183
*LPL Investment Holdings, Inc.	40,800	1,396
TD Ameritrade Holding Corporation	92,300	1,801

		9,289

Energy—5.7%
*Cameron International Corporation	32,500	1,635
*Denbury Resources, Inc.	98,770	1,975
*Newfield Exploration Co.	32,230	2,192
Range Resources Corporation	23,000	1,277
*Southwestern Energy Co.	25,470	1,092

		8,171

Materials—5.0%
Airgas, Inc.	48,000	3,362
Ecolab, Inc.	67,000	3,777

		7,139

Telecommunication Services—1.5%
*SBA Communications Corporation Class “A”	56,400	2,154

Total Common Stocks—97.4% (cost $111,102)		140,235

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 07/01/2011, repurchase price $3,499, collateralized by FHLMC, 2.000%, due 12/3/15	$3,499	3,499

Total Repurchase Agreement—2.4% (cost $3,499)		3,499

Total Investments—99.8% (cost $114,601)		143,734
Cash and other assets, less liabilities—0.2%		300

Net assets—100.0%		$144,034

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2011

Karl W. Brewer

Robert C. Lanphier, IV

Matthew A. Litfin

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small-Mid Cap Growth Fund posted an 11.53% gain (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, increased 10.25% for the same period.

After a near-uninterrupted rally since last August, U.S. equities stumbled during May and June. Small and mid cap growth stocks, as measured by the Russell 2500™ Growth Index, corrected over 9% during that period, but rallied in late-June to close the quarter near breakeven and to remain solidly in positive territory for the year-to-date period. The Fund outperformed its Russell 2500™ Growth benchmark during the second quarter and for the first half of the year.

The first four months of 2011 witnessed a continuation of the upward trend in stock prices. This was primarily driven by solid corporate fundamentals and reasonable stock valuations. But 2011 to date has mirrored 2010: a strong start to the year followed by a mid-year correction primarily due to disappointing economic data and European sovereign debt woes. Specifically, the most recent correction came on the heels of heightened Greek sovereign debt concerns, sluggish jobs data in the U.S., a potential Chinese housing market downturn, the U.S. government debt ceiling negotiations, uncertainty around the end of the Federal Reserve’s quantitative easing (QE2) and a U.S. housing market that remains on life support. While the negatives are plentiful, the market’s ability to remain relatively flat in the second quarter and up over 10% for the year is telling. Investors continue to focus on healthy corporate fundamentals and on an economy that is slowly recovering, albeit in fits and starts.

From a style perspective during the first half of the year, the small-mid cap growth market was characterized by higher quality and lower beta stocks outperforming, primarily driven by the second quarter market environment. From a sector perspective, there was little disparity in performance during the first half of the year. Most sectors returned 8-10% during the period including Information Technology, Health Care, Materials and Energy. Consumer Discretionary narrowly outperformed (+11.98%) while Industrials (+6.75%) and Financials (+4.87%) modestly underperformed.

The Fund’s outperformance during the first six months of 2011 was primarily driven by strong stock selection. Relative performance was also helped on the margin by the Fund’s bias to higher quality, higher growth and larger market cap stocks. Consumer Staples (Green Mountain Coffee Roasters, Inc.), Materials (Celanese Corporation) and Health Care (Perrigo Co. and SXC Health Solutions Corporation) were the biggest contributors to positive stock selection. On the other hand, Consumer Discretionary (Urban Outfitters, Inc.) which the Fund sold during the period, and Information Technology (QuinStreet, Inc.) stock selection detracted from relative performance.

For the second quarter specifically, the Fund’s outperformance is attributable to positive stock selection and our biases to higher quality and lower beta stocks. Stock selection in Industrials (TriMas Corporation and ICF International, Inc.) and Materials (Celanese Corporation) were the largest positive contributors, while certain stocks in Financials (First Horizon National Corporation) and Health Care (Brookdale Senior Living, Inc.) offset some of the outperformance. The Fund sold its position in First Horizon during the period.

The second quarter correction has kept the broad equity market valuation in check while corporate fundamentals continue to improve. Because of this and despite the macroeconomic

June 30, 2011	William Blair Funds 25

and geopolitical headwinds, we believe the market remains relatively balanced looking forward. We believe investors will continue to differentiate between true growth businesses and those that benefitted primarily from the initial economic recovery. Investors already may be making this distinction as stock correlations have fallen from the elevated levels seen over the past few years. This should bode well for our style of investing and for active management generally. In the end, while we factor various economic scenarios into our stock picking, we focus our time on constructing the portfolio from a bottom-up perspective. We continue to find good ideas across sectors, and are confident the Fund consists of great companies with solid competitive positions whose stocks are at attractive valuations compared to the growth and consistency of their business.

26 Semi-Annual Report	June 30, 2011

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	11.53%	41.25%	11.84%	7.53%	8.83%
Class I	11.72	41.62	12.17	7.83	9.11
Russell 2500™ Growth Index	10.25	44.71	8.51	6.67	8.01
(a)	For the period from December 29, 2003 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 27

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Industrials—24.1%
*Allegiant Travel Co.	48,865	$2,419
*BE Aerospace, Inc.	90,953	3,712
*Corrections Corporation of America	113,455	2,456
*CoStar Group, Inc.	60,058	3,560
Fastenal Co.	141,670	5,099
*GrafTech International, Ltd.	235,906	4,782
Healthcare Services Group, Inc.	144,400	2,346
*Huron Consulting Group, Inc.	112,600	3,402
*ICF International, Inc.	124,269	3,154
*Korn/Ferry International	162,500	3,573
Manpower, Inc.	64,950	3,484
Ritchie Bros. Auctioneers, Inc.†	125,600	3,453
Robert Half International, Inc.	140,095	3,787
Roper Industries, Inc.	50,300	4,190
*Stericycle, Inc.	54,070	4,819
The Corporate Executive Board Co.	65,877	2,875
*TransDigm Group, Inc.	26,008	2,372
*Trimas Corporation	179,788	4,450

		63,933

Information Technology—19.3%
*Aruba Networks, Inc.	92,000	2,718
Blackbaud, Inc.	59,798	1,658
*Booz Allen Hamilton Holding Corporation	220,865	4,221
*Cavium, Inc.	85,373	3,721
*Concur Technologies, Inc.	42,800	2,143
*Informatica Corporation	63,300	3,699
*j2 Global Communications, Inc.	65,575	1,851
*MICROS Systems, Inc.	59,100	2,938
Molex, Inc.	100,928	2,601
NIC, Inc.	219,600	2,956
*Polycom, Inc.	48,700	3,131
*RealPage, Inc.	116,200	3,076
*RightNow Technologies, Inc.	127,313	4,125
*Silicon Laboratories, Inc.	84,160	3,472
*Trimble Navigation, Ltd.	83,800	3,322
*Ultimate Software Group, Inc.	36,225	1,972
*VistaPrint N.V.†	73,157	3,500

		51,104

Consumer Discretionary—18.7%
*CarMax, Inc.	90,900	3,006
DeVry, Inc.	55,097	3,258
*Dick’s Sporting Goods, Inc.	94,890	3,649
*Education Management Corporation	137,055	3,281
Gentex Corporation	120,300	3,637
Jarden Corporation	119,700	4,131
*K12, Inc.	109,850	3,640
*Life Time Fitness, Inc.	69,400	2,770
*O’Reilly Automotive, Inc.	65,150	4,268
*Steiner Leisure, Ltd.†	19,976	913
Strayer Education, Inc.	26,500	3,349
*Tempur-Pedic International, Inc.	40,600	2,753
Tractor Supply Co.	52,900	3,538
*Under Armour, Inc. Class “A”	53,060	4,102
*Urban Outfitters, Inc.	116,800	3,288

		49,583

* Non-income producing securities

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—15.3%
*athenahealth, Inc.	63,240	$2,599
*Brookdale Senior Living, Inc.	140,576	3,409
*Cerner Corporation	62,400	3,813
*Covance, Inc.	60,600	3,598
*HealthSouth Corporation	139,900	3,672
*HMS Holdings Corporation	44,600	3,429
*Hologic, Inc.	200,100	4,036
*IDEXX Laboratories, Inc.	33,505	2,599
*Illumina, Inc.	57,100	4,291
Perrigo Co.	49,400	4,341
*SXC Health Solutions Corporation†	80,297	4,731

		40,518

Energy—7.9%
Cabot Oil & Gas Corporation	44,500	2,951
Core Laboratories N.V.†	27,500	3,067
*Dresser-Rand Group, Inc.	53,100	2,854
*KiOR, Inc. Class “A”	138,899	2,104
Oceaneering International, Inc.	75,200	3,046
*Oil States International, Inc.	48,700	3,892
*Petrohawk Energy Corporation	121,300	2,992

		20,906

Financials—6.3%
*Affiliated Managers Group, Inc.	46,130	4,680
*Financial Engines, Inc.	130,908	3,393
*FirstService Corporation†	81,075	2,800
Invesco, Ltd.†	92,200	2,158
Jones Lang LaSalle, Inc.	38,000	3,583

		16,614

Materials—4.4%
Airgas, Inc.	40,000	2,801
Celanese Corporation	87,200	4,649
*Rockwood Holdings, Inc.	78,800	4,357

		11,807

Consumer Staples—2.0%
*Green Mountain Coffee Roasters, Inc.	58,526	5,224

Telecommunication Services—1.2%
*SBA Communications Corporation Class “A”	80,800	3,086

Total Common Stocks—99.2% (cost $208,256)		262,775

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $2,120, collateralized by FHLMC, 2.000%, due 12/3/15	$2,120	2,120

Total Repurchase Agreement—0.8% (cost $2,120)		2,120

Total Investments—100.0% (cost $210,376)		264,895
Cash and other assets, less liabilities—0.0%		18

Net assets—100.0%		$264,913

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2011

GLOBAL MARKETS OVERVIEW

Summary

Despite rallying earlier in the second quarter, the global market fell in June on concerns about the sustainability of the recovery as many developed economies hit a “soft patch.” This growth slowdown was exacerbated by supply chain disruptions and reduced growth expectations following the Japanese earthquake and tsunami, resurfacing European sovereign debt concerns, U.S. debt ceiling worries, and continued inflationary pressures in emerging markets. As a result, the global equity market was virtually flat during the second quarter, returning 0.13%, with developed markets up 0.33% as measured by the MSCI World IMI (the “World Index”), while emerging markets fell 1.13%.

During the second quarter the World Index return benefited from U.S. dollar weakness versus most developed market currencies, coupled with strength in Europe and the U.K. In particular, Germany and France performed well, benefiting from strong export demand coupled with improved consumer confidence and spending. These positives more than offset market weakness in a number of the peripheral European countries on debt concerns. Canada also underperformed, falling 4.96%, as Energy prices eased. Within emerging markets, Asia outperformed, falling 0.16%, as Indonesia, Korea, and Taiwan rallied, offsetting negative returns in China and India on inflation and growth concerns. Emerging Latin America and Emerging Europe Middle East and Asia each fell over 2% during the quarter, hampered by concerns about rising interest rates and inflationary pressures in Brazil, along with weakness in Turkey and a weakening Russian ruble. Healthcare was the strongest sector globally during the second quarter, up approximately 7%, followed by Consumer Discretionary. Conversely, Energy fell over 5% after prices subsided following spikes earlier in the year.

Year to date the global equity market rose 4.66%, led by Continental Europe and the U.S., which were particularly strong during the first quarter, on reduced European debt concerns and an improving outlook at the outset of 2011. Japan was the worst performing developed market, falling nearly 4%, due largely to concerns arising from the March earthquake. Emerging markets eked out a 0.32% return during the first half, led by approximately 8% and 9% returns in Korea and Russia, respectively, which somewhat offset weakness in India, Turkey, Brazil, and South Africa. Year to date, non-U.S. developed small cap stocks trailed their larger cap counterparts, due to second quarter relative weakness in Canada and Continental Europe. All sectors had positive returns during the first half of 2011, led by strength in Healthcare, which rose over 12%, along with Consumer, Energy, and Telecommunication Services, which were each up approximately 7%. Conversely, Information Technology returned 0.6%, while Financials and Materials each rose just over 1%.

Outlook

Over the last several months, the global investment agenda has been plagued by macroeconomic concerns of perceived threats to global growth and/or financial stability. Specifically, there are increasing concerns regarding the sustainability of Chinese growth, an increased potential for the slowdown to transition to a harder landing, and the implication for asset quality within the Financials sector. We believe that China’s development is the most important input into global economic growth and any slowdown in that economy would have significant effects on sustainable growth in this cycle.

Europe is facing more clear cut challenges regarding public sector fiscal sustainability. This is what the market has been focused on—peripheral European public sector debt and the attendant risks on the Financial system and, by implication, global growth. Despite these fears, core European economies have been relatively strong and corporate performance has been sound. The details surrounding a deal for peripheral European public sector debt will continue to be debated and we expect that these questions will be more elongated than investors would like. The U.S. is facing similar public sector finance issues as Europe, which

June 30, 2011	William Blair Funds 29

will be noisier over the short term, but will likely be resolved more quickly, given a more straightforward set of tradeoffs.

Global growth has been led by emerging markets post the 2008 financial crisis. There are now clear signs of a global growth plateau, as the global growth impulse is not feeding through the economy. As a result, economic growth and earnings growth expectations no longer are increasing, which has been exemplified in negative earnings revisions across regions and sectors. However, macroeconomic concerns have depressed equity valuations globally relative to historic norms and interest rates. The European uncertainly in particular may extend through the third quarter before there is a satisfactory outcome. This will be an opportunity for market appreciation particularly during the latter part of the year.

We believe this framework suggests a market environment favoring high quality companies that can deliver strong performance in a weaker growth environment where there are no longer cyclical tailwinds creating earnings surprises quarterly. The companies that outperform in even a sluggish environment will be rewarded with better valuations. From a short term strategy perspective, the less cyclical regions have outperformed more recently—U.S. and Japan. We believe that if there is a resolution to the European financial crisis and moderating Chinese inflation, these areas could outperform at the expense of the U.S. and Japan.

Long Term Strategy Considerations

In terms of long term strategy, equities remain attractive versus fixed income. The trade towards safe government bonds and money market instruments has led investors to neglect alternative income and growth investment opportunities in favor of fixed value and fixed income opportunities. This has created significant opportunities for equities and other income producing assets, as the prospective return and yield differentials have increased. Secondly, following a cycle that favored small cap companies over larger cap, we believe that we may be at a point where large cap equities are poised to do better, particularly if the financial outlook stabilizes. Our portfolio strategies generally reflect this trend, with a higher allocation than normal to large cap companies at the expense of smaller cap holdings. Finally, we believe there is a favorable outlook for developed markets versus emerging markets over the long term. Emerging markets have outperformed consistently over the last decade or so. As a result, emerging markets are currently at a similar peak in relative performance as they were in 1993, after the late 1980s-early 1990s emerging markets bubble. Clearly, emerging markets are in a significantly different position in the world than in the early 1990s given improved corporate returns and significant growth; however, there are underlying structural risks in emerging markets that continue to this day. Over the long term, these risks will need to be addressed, which may result in underperformance vis-à-vis developed markets over a period of several years.

30 Semi-Annual Report	June 30, 2011

W. George Greig

Kenneth J. McAtamney

GLOBAL GROWTH FUND

The Global Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Global Growth Fund posted a 6.19% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World IMI Index (net) gained 4.66%.

Year to date outperformance was driven by strong stock selection across most sectors and regions. Particular value added came from the Fund’s focus in auto-related and luxury holdings amidst strong fundamental results, coupled with strong performance in the U.S. Information Technology (IT) stock selection was also a key alpha driver during the period, due to strong results by Japanese social media holdings, coupled with good stock selection in U.S. and Asian tech. Somewhat offsetting these positive effects was Energy stock selection, along with Emerging Europe, Mid-East, Africa and Latin American performance. Energy stock selection was hampered by underperformance in the U.S., as well as a lack of Russian Energy holdings, which outperformed. Turkiye Garanti Bankasi A.S., the leading Turkish bank, was also a drag on results in the first part of the year as its stock price was impaired due to increasing interest rate concerns. We sold the company in the first quarter on a slower growth outlook. Latin America stock selection was hampered by underperformance in Consumer Staples on increased pricing pressure, coupled with weakness in Industrials.

The Global Growth Fund maintained its focus on Consumer Discretionary holdings during the six month period, although the weighting moderated from 22% to 15%. Within Discretionary, the Fund was focused on auto-related holdings and luxury retailers, as well as select specialty retailers, with the most significant exposure in the U.S. Conversely, the Fund’s Financials weighting approximated 16% during the period, below the 21% market weighting on lower developed market bank exposure. Financials weightings were focused on asset management and, to some extent, insurance companies. Industrials approximated 17% during the period, due to higher exposure in machinery/capital equipment and transport names, while the higher IT exposure reflected solid fundamentals due to improved corporate spending, social media gains, and consumer demand for smartphones and tablets. Conversely, the Energy and Materials sectors were underweighted on lower exploration and production and mining exposure. During the period, U.S. holdings increased from approximately 30% of the Fund to near market weight on improving economic and company fundamentals, while emerging markets decreased from 20% to 13% on inflationary and growth concerns and the impact on corporate margins and earnings growth outlook.

June 30, 2011	William Blair Funds 31

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	Since Inception(a)
Class N	6.19%	35.77%	(0.52)%	(2.86)%
Class I	6.31	35.96	(0.30)	(2.59)
MSCI All Country World IMI (net)	4.66	31.00	1.74	(2.81)
(a)	For the period from October 15, 2007 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

32 Semi-Annual Report	June 30, 2011

Global Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Western Hemisphere—44.0%
Canada—2.9%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	19,832	$658
Saputo, Inc. (Food products)	14,974	722

		1,380

United States—41.1%
*Affiliated Managers Group, Inc. (Capital markets)	5,027	510
American Express Co. (Consumer finance)	16,173	836
AMETEK, Inc. (Electrical equipment)	11,017	495
*Apple, Inc. (Computers & peripherals)	3,638	1,221
*Bed Bath & Beyond, Inc. (Specialty retail)	9,484	554
*Cerner Corporation (Health care technology)	9,202	562
CH Robinson Worldwide, Inc. (Air freight & logistics)	7,386	582
*Citrix Systems, Inc. (Software)	7,778	622
*Clean Harbors, Inc. (Commercial services & supplies)	2,354	243
CR Bard, Inc. (Health care equipment & supplies)	4,986	548
*DaVita, Inc. (Health care providers & services)	7,015	608
Exxon Mobil Corporation (Oil, gas & consumable fuels)	11,200	911
*Google, Inc. Class “A” (Internet software & services)	1,513	766
*Hansen Natural Corporation (Beverages)	8,216	665
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	7,105	551
International Business Machines Corporation (IT services)	5,085	872
*j2 Global Communications, Inc. (Internet software & services)	8,240	233
JPMorgan Chase & Co. (Diversified financial services)	19,315	791
Marriott International, Inc. Class “A” (Hotels, restaurants & leisure)	17,474	620
McCormick & Co., Inc. (Food products)	9,742	483
*Newfield Exploration Co. (Oil, gas & consumable fuels)	7,183	489
NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	8,100	729
*O’Reilly Automotive, Inc. (Specialty retail)	7,259	475
QUALCOMM, Inc. (Communications equipment)	12,847	730
Starbucks Corporation (Hotels, restaurants & leisure)	20,859	824
*Tempur-Pedic International, Inc. (Household durables)	8,176	554
The Walt Disney Co. (Media)	16,713	652
*Thermo Fisher Scientific, Inc. (Life sciences tools & services)	11,330	730
United Parcel Service, Inc. Class “B” (Air freight & logistics)	10,607	774
W.W. Grainger, Inc. (Trading companies & distributors)	3,400	522
Yum! Brands, Inc. (Hotels, restaurants & leisure)	13,712	757

		19,909

Issuer	Shares	Value

Europe—17.6%
Belgium—1.2%
Anheuser-Busch InBev N.V. (Beverages)	9,557	$555

Denmark—3.0%
Coloplast A/S (Health care equipment & supplies)	1,662	252
Novo Nordisk A/S (Pharmaceuticals)	6,300	791
Novozymes A/S (Chemicals)	2,372	386

		1,429

France—1.2%
Essilor International S.A. (Health care equipment & supplies)	7,253	588

Germany—4.4%
Aixtron AG (Semiconductors & semiconductor equipment)	6,288	215
BASF SE (Chemicals)	9,788	959
SAP AG (Software)	16,070	973

		2,147

Italy—2.6%
Saipem SpA (Energy equipment & services)	17,660	912
Tod’s SpA (Textiles, apparel & luxury goods)	2,627	351

		1,263

Sweden—2.9%
Atlas Copco AB (Machinery)	29,541	778
*Hexagon AB (Machinery)	25,757	634

		1,412

Switzerland—2.3%
Partners Group Holding AG (Capital markets)	3,147	557
*Syngenta AG (Chemicals)	1,701	574

		1,131

United Kingdom—13.8%
Abcam plc (Biotechnology)	36,073	241
Amlin plc (Insurance)	52,980	345
Ashmore Group plc (Capital markets)	67,482	432
*Autonomy Corporation plc (Software)	12,123	332
Babcock International Group plc (Commercial services & supplies)	27,755	317
BG Group plc (Oil, gas & consumable fuels)	32,675	742
BHP Billiton plc (Metals & mining)	25,590	1,007
Burberry Group plc (Textiles, apparel & luxury goods)	16,375	381
Hargreaves Lansdown plc (Capital markets)	28,898	282
Michael Page International plc (Professional services)	30,678	263
*Rolls-Royce Holdings plc (Aerospace & defense)	67,353	697
Standard Chartered plc (Commercial banks)	25,813	679
The Weir Group plc (Machinery)	13,357	456
Vodafone Group plc (Wireless telecommunication services)	194,397	516

		6,690

Emerging Asia—8.7%
China—4.0%
China Vanke Co., Ltd. (Real estate management & development)	399,900	539

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 33

Global Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—8.7%—(continued)
China—4.0%—(continued)
CNOOC, Ltd. (Oil, gas & consumable fuels)	207,000	$483
Haitian International Holdings, Ltd. (Machinery)	154,000	199
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	931,185	707

		1,928

Indonesia—1.1%
PT Bank Rakyat Indonesia (Commercial banks)	730,500	554

South Korea—2.4%
Hyundai Motor Co. (Automobiles)	5,205	1,155

Taiwan—1.2%
HTC Corporation (Communications equipment)	17,000	572

Japan—8.4%
Dena Co., Ltd. (Internet & catalog retail)	13,700	588
Exedy Corporation (Auto components)	5,900	201
Fanuc, Ltd. (Machinery)	5,100	848
Gree, Inc. (Internet software & services)	20,000	435
Komatsu, Ltd. (Machinery)	15,400	478
Makita Corporation (Machinery)	10,000	463
Miraca Holdings, Inc. (Health care providers & services)	5,700	230
Softbank Corporation (Wireless telecommunication services)	21,200	798

		4,041

Emerging Latin America—3.2%
Brazil—1.1%
BR Malls Participacoes S.A. (Real estate management & development)	45,200	517

Chile—0.7%
Banco Santander Chile—ADR (Commercial banks)	3,445	323

Mexico—1.4%
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	211,400	698

Asia—1.1%
Singapore—1.1%
Keppel Corporation, Ltd. (Industrial conglomerates)	60,500	546

Emerging Europe, Mid-East, Africa—1.0%
South Africa—1.0%
Sasol, Ltd. (Oil, gas & consumable fuels)	9,579	504

Total Common Stocks—97.8% (cost $38,230)		47,342

Issuer	Shares or Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $450, collateralized by FHLMC, 2.000%, due 12/3/15	$450	$450

Total Repurchase Agreement—0.9% (cost $450)		450

Total Investments—98.7% (cost $38,680)		47,792
Cash and other assets, less liabilities—1.3%		643

Net assets—100.0%		$48,435

*Non-income producing securities

† = U.S. listed foreign security

ADR = American Depository Receipt

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	17.5%
Financials	16.3%
Information Technology	16.0%
Consumer Discretionary	15.3%
Health Care	10.8%
Energy	8.5%
Materials	7.7%
Consumer Staples	5.1%
Telecommunication Services	2.8%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	44.1%
British Pound Sterling	14.1%
Euro	9.6%
Japanese Yen	8.5%
Hong Kong Dollar	4.1%
Danish Krone	3.0%
Swedish Krona	3.0%
South Korean Won	2.4%
Swiss Franc	2.4%
Canadian Dollar	1.5%
Mexican Peso	1.5%
New Taiwan Dollar	1.2%
Indonesian Rupiah	1.2%
Singapore Dollar	1.2%
Brazilian Real	1.1%
South African Rand	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2011

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Growth Fund posted a 1.97% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net), gained 3.52%.

Despite strong results the majority of the year, the Fund underperformed the Index year to date due to weakness in January and February, coupled with the Fund’s currency hedges, as the USD depreciated versus most currencies year to date. Key detractors from return included the Fund’s U.K. Consumer Staples holdings, which underperformed during the first quarter on rising raw materials costs and slower than expected revenue growth. Emerging Latin America also detracted from results on pricing pressure. Energy stock selection was negative due to a focus on services holdings, lack of European and Russian integrated oil exposure, and Latin American stock selection. Financials stock selection detracted from performance during the first two months of the year and, therefore, year to date due to weakness in Singaporean real estate holdings, overweighted Japanese Financials exposure, and residual Egyptian and Turkish bank exposure. Somewhat offsetting these negative relative results were the overweighting and stock selection in Consumer Discretionary, along with Industrials, Information Technology, Materials and Utilities stock selection. Regionally, stock selection was additive in Japan, Europe Ex-U.K., Canada and Emerging Asia, but was offset by weakness in Pacific Ex-Japan, the U.K. and Emerging Europe, Middle-East, and Africa.

Over the six month period the emerging markets weighting was reduced from approximately 25% as of year end to 19% as of June 30, due largely to a decline in Latin America near the beginning of the year on inflationary and growth concerns. Conversely Japanese exposure, which totaled approximately 14.6% as of year end, increased during the first quarter on growth and valuation opportunities, and then after the March earthquake on opportunistic valuation opportunities. Subsequent to first quarter end, we reduced Japanese Financial and Industrials exposure on a valuation recovery, coupled with lower growth expectations as the reconstruction began. From a sector perspective, the Fund maintained its focus in the Discretionary and Industrials sectors as of June 30, albeit at lower weightings than December 31. Within Consumer Discretionary the focus remained on auto-related and luxury holdings, while Industrials positioning was largely the result of capital equipment and machinery names. The Fund remained underweighted in Financials during the period, approximating 20% of the Fund, although European exposure was reduced during the period in favor of emerging Asian financials following a series of interest rate hikes. Energy and Materials exposures remained underweighted during the six month period, due to lower energy exploration and production and mining exposures, and despite a focus on energy services and chemicals. From a capitalization perspective, the Fund was at the lower end of its small capitalization range, as growth expectations and valuations favored larger cap peers.

June 30, 2011	William Blair Funds 35

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	1.97%	27.82%	(2.04)%	2.65%	7.06%
Class I	2.10	28.14	(1.76)	2.95	7.35
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	8.05

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

36 Semi-Annual Report	June 30, 2011

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—30.9%
Austria—0.1%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	78,889	$6,833

Belgium—1.4%
Anheuser-Busch InBev N.V. (Beverages)	825,930	47,909
Colruyt S.A. (Food & staples retailing)	368,611	18,442

		66,351

Denmark—1.4%
Coloplast A/S (Health care equipment & supplies)	157,883	23,974
Novo Nordisk A/S (Pharmaceuticals)	268,550	33,703
SimCorp A/S (Software)	38,510	7,599

		65,276

Finland—1.5%
Kone Oyj (Machinery)	473,589	29,758
Nokian Renkaat Oyj (Auto components)	381,983	19,166
UPM-Kymmene Oyj (Paper & forest products)	1,276,417	23,341

		72,265

France—7.0%
Air Liquide S.A. (Chemicals)	183,301	26,273
*Arkema S.A. (Chemicals)	190,964	19,659
AXA S.A. (Insurance)	2,173,465	49,389
BNP Paribas (Commercial banks)	775,946	59,896
Essilor International S.A. (Health care equipment & supplies)	584,741	47,427
L’Oreal S.A. (Personal products)	487,996	63,379
Schneider Electric S.A. (Electrical equipment)	234,276	39,138
SEB S.A. (Household durables)	122,591	12,844
Suez Environnement Co. (Multi-utilities)	953,974	19,029

		337,034

Germany—7.2%
Aixtron AG (Semiconductors & semiconductor equipment)	326,505	11,141
BASF SE (Chemicals)	718,444	70,398
Bayer AG (Pharmaceuticals)	854,378	68,689
*Bayerische Motoren Werke AG (Automobiles)	548,417	54,724
Gerry Weber International AG (Textiles, apparel & luxury goods)	130,592	8,574
Infineon Technologies AG (Semiconductors & semiconductor equipment)	2,762,025	31,049
Lanxess AG (Chemicals)	251,461	20,639
MTU Aero Engines Holding AG (Aerospace & defense)	220,862	17,641
SAP AG (Software)	771,571	46,714
Wincor Nixdorf AG (Computers & peripherals)	178,069	12,869

		342,438

Ireland—0.5%
Paddy Power plc (Hotels, restaurants & leisure)	238,079	12,944

Issuer	Shares	Value

Common Stocks—Europe, Mid-East—30.9%—(continued)
Ireland—(continued)
Shire plc (Pharmaceuticals)	274,511	$8,569

		21,513

Israel—1.7%
*Check Point Software Technologies, Ltd. (Software)†	367,919	20,916
Israel Chemicals, Ltd. (Chemicals)	1,684,687	26,741
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	659,708	31,811

		79,468

Italy—1.2%
Ansaldo STS SpA (Transportation infrastructure)	731,533	10,253
DiaSorin SpA (Health care equipment & supplies)	244,818	11,751
Saipem SpA (Energy equipment & services)	704,041	36,347

		58,351

Luxembourg—0.0%
*L’Occitane International S.A. (Specialty retail)	600,250	1,604

Netherlands—0.6%
*ASML Holding N.V. (Semiconductors & semiconductor equipment)	804,229	29,623

Norway—0.2%
*Norwegian Air Shuttle ASA (Airlines)	393,500	7,257
Opera Software ASA (Internet software & services)	617,811	3,882

		11,139

Spain—1.4%
Banco Santander S.A. (Commercial banks)	3,529,707	40,759
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	205,994	10,954
Tecnicas Reunidas S.A. (Energy equipment & services)	81,289	4,171
*Viscofan S.A. (Food products)	212,089	8,443

		64,327

Sweden—2.3%
Atlas Copco AB (Machinery)	1,458,534	38,393
Elekta AB (Health care equipment & supplies)	358,396	16,976
*Hexagon AB (Machinery)	1,525,262	37,570
JM AB (Household durables)	377,995	8,919
Mekonomen AB (Specialty retail)	72,223	2,501
NIBE Industrier AB (Building products)	285,607	4,944

		109,303

Switzerland—4.4%
*ABB, Ltd. (Electrical equipment)	1,850,611	47,985
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	323,597	21,188
*Glencore International plc (Metals & mining)	686,807	5,412
*Julius Baer Group, Ltd. (Capital markets)	390,344	16,125
*Meyer Burger Technology AG (Machinery)	173,871	7,683

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 37

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks— Europe, Mid-East—30.9%—(continued)
Switzerland—(continued)
*Orascom Development Holding AG (Hotels, restaurants & leisure)	205,113	$6,758
Partners Group Holding AG (Capital markets)	110,185	19,501
SGS S.A. (Professional services)	13,710	26,026
Sika AG (Chemicals)	6,783	16,353
Xstrata plc (Metals & mining)	1,994,156	43,895

		210,926

United Kingdom—20.6%
Abcam plc (Biotechnology)	2,100,667	14,051
Admiral Group plc (Insurance)	727,725	19,400
Aggreko plc (Commercial services & supplies)	581,501	18,003
AMEC plc (Energy equipment & services)	1,612,007	28,149
Amlin plc (Insurance)	2,578,148	16,804
Antofagasta plc (Metals & mining)	790,892	17,695
Ashmore Group plc (Capital markets)	1,938,785	12,397
*Autonomy Corporation plc (Software)	637,846	17,475
Babcock International Group plc (Commercial services & supplies)	2,582,246	29,508
BG Group plc (Oil, gas & consumable fuels)	2,144,277	48,662
BHP Billiton plc (Metals & mining)	2,059,165	81,035
Britvic plc (Beverages)	1,546,151	9,789
Burberry Group plc (Textiles, apparel & luxury goods)	848,815	19,753
*Cairn Energy plc (Oil, gas & consumable fuels)	1,663,632	11,075
*Carphone Warehouse Group plc (Specialty retail)	2,855,984	19,389
Centrica plc (Multi-utilities)	13,476,310	69,926
Diageo plc (Beverages)	3,058,620	62,491
Dunelm Group plc (Specialty retail)	1,412,965	8,821
*EnQuest plc (Oil, gas & consumable fuels)	2,224,301	4,391
Halma plc (Electronic equipment, instruments & components)	1,405,039	9,343
Hargreaves Lansdown plc (Capital markets)	938,617	9,152
Hiscox, Ltd. (Insurance)	1,303,179	8,761
IG Group Holdings plc (Diversified financial services)	1,728,502	12,106
*John Wood Group plc (Energy equipment & services)	1,439,780	14,962
Johnson Matthey plc (Chemicals)	1,175,981	37,106
Jupiter Fund Management plc (Capital markets)	1,542,958	6,263
Lancashire Holdings, Ltd. (Insurance)	1,288,590	13,494
Meggitt plc (Aerospace & defense)	1,890,704	11,577
Michael Page International plc (Professional services)	889,678	7,639
Next plc (Multiline retail)	752,593	28,083
*Ocado Group plc (Internet & catalog retail)	2,662,532	7,790
Petrofac, Ltd. (Energy equipment & services)	1,904,175	46,269
Restaurant Group plc (Hotels, restaurants & leisure)	975,441	4,603
*Rolls-Royce Holdings plc (Aerospace & defense)	3,409,856	35,299
Rotork plc (Machinery)	557,718	15,092
RPS Group plc (Commercial services & supplies)	2,323,241	9,143

Issuer	Shares	Value

Common Stocks—United Kingdom—20.6%—(continued)
United Kingdom—(continued)
Scottish & Southern Energy plc (Electric utilities)	2,107,530	$47,118
Spirax-Sarco Engineering plc (Machinery)	470,319	15,104
St James’s Place plc (Insurance)	1,184,677	6,465
*Telecity Group plc (Internet software & services)	1,371,660	12,196
*The Berkeley Group Holdings plc (Household durables)	1,019,861	21,082
The Weir Group plc (Machinery)	826,729	28,222
Tullow Oil plc (Oil, gas & consumable fuels)	719,644	14,322
Ultra Electronics Holdings plc (Aerospace & defense)	169,863	4,678
Victrex plc (Chemicals)	514,437	12,385
Vodafone Group plc (Wireless telecommunication services)	6,792,065	18,019
Whitbread plc (Hotels, restaurants & leisure)	797,840	20,680

		985,767

Japan—16.7%
Asics Corporation (Textiles, apparel & luxury goods)	799,000	11,880
CyberAgent, Inc. (Media)	4,817	16,808
Daito Trust Construction Co., Ltd. (Real estate management & development)	258,900	21,901
Dena Co., Ltd. (Internet & catalog retail)	674,700	28,956
Dr Ci:Labo Co., Ltd. (Personal products)	1,168	5,963
Exedy Corporation (Auto components)	443,400	15,146
F.C.C. Co., Ltd. (Auto components)	318,303	7,615
Fanuc, Ltd. (Machinery)	308,400	51,256
Fast Retailing Co., Ltd. (Specialty retail)	238,100	38,360
Gree, Inc. (Internet software & services)	1,264,100	27,494
K’s Holdings Corporation (Specialty retail)	501,100	21,630
Kakaku.com, Inc. (Internet software & services)	2,203	15,461
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	533,000	7,462
Keyence Corporation (Electronic equipment, instruments & components)	178,000	50,279
Komatsu, Ltd. (Machinery)	1,525,800	47,325
Makita Corporation (Machinery)	575,600	26,669
Miraca Holdings, Inc. (Health care providers & services)	263,900	10,670
MISUMI Group, Inc. (Trading companies & distributors)	499,800	12,895
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	418,600	27,818
Nitori Co., Ltd. (Specialty retail)	347,420	32,927
Nitto Denko Corporation (Chemicals)	369,800	18,673
ORIX Corporation (Diversified financial services)	417,200	40,370
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	991	4,413
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	97,700	10,279
SMC Corporation (Machinery)	182,700	32,770
Softbank Corporation (Wireless telecommunication services)	2,090,200	78,670
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	1,809,300	55,467

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2011

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—16.7%—(continued)
Japan—(continued)
United Arrows, Ltd. (Specialty retail)	41,600	$878
Yahoo! Japan Corporation (Internet software & services)	156,368	53,609
Yamada Denki Co., Ltd. (Specialty retail)	339,830	27,565

		801,209

Emerging Asia—11.7%
China—4.4%
AAC Technologies Holdings, Inc. (Communications equipment)	2,630,000	6,124
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	3,516,000	7,284
*China Minzhong Food Corporation, Ltd. (Food products)	2,752,000	3,361
China Overseas Land & Investment, Ltd. (Real estate management & development)	15,614,000	33,469
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	5,549,000	26,455
CNOOC, Ltd. (Oil, gas & consumable fuels)	19,600,000	45,740
Haitian International Holdings, Ltd. (Machinery)	5,537,000	7,172
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	396,788	3,698
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	91,981,000	69,857
Lonking Holdings, Ltd. (Machinery)	16,117,000	8,802

		211,962

India—1.4%
Axis Bank, Ltd. (Commercial banks)	491,466	14,178
HDFC Bank, Ltd. (Commercial banks)	224,856	12,653
Infosys Technologies, Ltd. (IT services)	194,420	12,658
Shriram Transport Finance Co., Ltd. (Consumer finance)	590,882	8,151
Tata Consultancy Services, Ltd. (IT services)	754,521	19,988

		67,628

Indonesia—2.1%
PT Bank Rakyat Indonesia (Commercial banks)	26,892,000	20,383
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	2,726,500	14,228
PT Indofood Sukses Makmur Tbk (Food products)	32,072,000	21,505
PT Kalbe Farma Tbk (Pharmaceuticals)	28,556,000	11,238
PT United Tractors Tbk (Machinery)	11,671,606	33,890

		101,244

Philippines—0.2%
Alliance Global Group, Inc. (Industrial conglomerates)	45,713,800	11,541

South Korea—2.3%
Halla Climate Control Corporation (Auto components)	251,762	6,060
Hyundai Mobis (Auto components)	63,371	23,742
Hyundai Motor Co. (Automobiles)	157,984	35,070

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.7%—(continued)
South Korea—(continued)
Samsung Engineering Co., Ltd. (Construction & engineering)	97,275	$23,233
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	98,398	22,857

		110,962

Taiwan—0.8%
HTC Corporation (Communications equipment)	574,000	19,304
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	2,088,000	7,007
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	306,000	9,322

		35,633

Thailand—0.5%
Bangkok Dusit Medical Services PCL (Health care providers & services)	2,617,500	4,494
Kasikornbank PCL (Commercial banks)	4,347,700	17,688

		22,182

Canada—6.3%
Alimentation Couche Tard, Inc. (Food & staples retailing)	853,194	24,876
*Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	929,116	6,628
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	1,967,019	65,246
Canadian Western Bank (Commercial banks)	404,532	12,919
CI Financial Corporation (Capital markets)	626,649	14,879
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	412,841	19,079
Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	490,000	17,269
Home Capital Group, Inc. (Thrifts & mortgage finance)	92,807	4,980
Intact Financial Corporation (Insurance)	289,733	16,609
Laurentian Bank of Canada (Commercial banks)	126,017	5,822
National Bank of Canada (Commercial banks)	347,573	28,189
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	860,850	11,818
Petrominerales, Ltd. (Oil, gas & consumable fuels)	309,190	9,076
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	575,412	12,827
Saputo, Inc. (Food products)	510,358	24,612
Tim Hortons, Inc. (Hotels, restaurants & leisure)	492,843	24,063

		298,892

Emerging Latin America—4.4%
Brazil—2.3%
BM&F BOVESPA S.A. (Diversified financial services)	64,100	424
BR Malls Participacoes S.A. (Real estate management & development)	1,270,100	14,527

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 39

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—4.4%—(continued)
Brazil—(continued)
BR Properties S.A. (Real estate management & development)	701,400	$7,865
Cia de Concessoes Rodoviarias (Transportation infrastructure)	634,700	18,891
Cia Hering (Specialty retail)	542,800	12,486
Drogasil S.A. (Food & staples retailing)	448,300	3,059
Iochpe-Maxion S.A. (Machinery)	506,900	6,918
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	420,042	6,056
Natura Cosmeticos S.A. (Personal products)	232,500	5,810
OdontoPrev S.A. (Health care providers & services)	695,100	11,580
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	1,386,600	12,963
Sul America S.A. (Insurance)	794,700	9,981
*T4F Entretenimento S.A. (Media)	99,900	899

		111,459

Chile—0.7%
Banco Santander Chile—ADR (Commercial banks)	189,303	17,758
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	29,062,823	7,898
Parque Arauco S.A. (Real estate management & development)	3,256,624	7,282

		32,938

Colombia—0.5%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	809,517	21,697

Mexico—0.5%
Compartamos S.A.B. de C.V. (Consumer finance)	6,401,900	11,619
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	3,375,256	8,590
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	525,700	1,736

		21,945

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	231,109	19,899

Asia—2.8%
Australia—0.2%
Iluka Resources, Ltd. (Metals & mining)	579,618	10,432

Hong Kong—1.1%
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)	4,031,000	3,155
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	26,454,000	8,159
Noble Group, Ltd. (Trading companies & distributors)	16,221,000	26,016
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	2,922,000	4,348
Value Partners Group, Ltd. (Capital markets)	11,196,000	9,582

		51,260

Issuer	Shares or Principal Amount	Value

Common Stocks—Asia—2.8%—(continued)
Singapore—1.5%
CapitaMalls Asia, Ltd. (Real estate management & development)	14,672,000	$17,559
*Global Logistic Properties, Ltd. (Real estate management & development)	14,782,000	24,791
Keppel Corporation, Ltd. (Industrial conglomerates)	3,349,300	30,213
Midas Holdings, Ltd. (Metals & mining)	849,000	449

		73,012

Emerging Europe, Mid-East, Africa—2.5%
Egypt—0.3%
Commercial International Bank Egypt S.A.E. (Commercial banks)	1,442,921	7,195
Egyptian Financial Group-Hermes Holding (Capital markets)	1,977,640	6,660

		13,855

South Africa—1.8%
Clicks Group, Ltd. (Multiline retail)	1,847,256	11,542
Life Healthcare Group Holdings, Ltd. (Health care providers & services)	4,043,077	10,518
Sasol, Ltd. (Oil, gas & consumable fuels)	401,853	21,156
Shoprite Holdings, Ltd. (Food & staples retailing)	1,205,696	18,152
*The Foschini Group, Ltd. (Specialty retail)	1,114,973	14,545
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	500,516	8,142

		84,055

Turkey—0.4%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	1,597,643	7,284
Turkiye Halk Bankasi A.S. (Commercial banks)	1,779,477	13,322

		20,606

Total Common Stocks—95.9% (cost $3,804,430)		4,584,629

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$2,875	1,893

Total Convertible Bond—0.0% (cost $1,491)		1,893

Exchange-Traded Fund
China—0.8%
iShares FTSE/Xinhua A50 China Index	23,133,000	38,468

Total Exchange-Traded Fund—0.8% (cost $38,838)		38,468

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2011

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $68,519, collateralized by FHLMC, 2.000%, due 12/3/15	$68,519	$68,519

Total Repurchase Agreement—1.4% (cost $68,519)		68,519

Total Investments—98.1% (cost $3,913,278)		4,693,509
Cash and other assets, less liabilities—1.9%		91,114

Net assets—100.0%		$4,784,623

* Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

June 30, 2011	William Blair Funds 41

International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.1%
Industrials	17.4%
Consumer Discretionary	13.2%
Information Technology	10.5%
Materials	9.4%
Energy	9.0%
Health Care	7.4%
Consumer Staples	6.9%
Utilities	2.9%
Telecommunication Services	2.4%
Exchange-Traded Funds	0.8%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.6%
Euro	21.4%
Japanese Yen	17.3%
Hong Kong Dollar	5.8%
Canadian Dollar	5.5%
Swiss Franc	3.5%
U.S. Dollar	3.4%
Brazilian Real	2.5%
South Korean Won	2.4%
Swedish Krona	2.4%
Singapore Dollar	2.2%
Indonesian Rupiah	2.2%
South African Rand	1.8%
Indian Rupee	1.5%
Danish Krone	1.4%
All Other Currencies	4.1%

Total	100.0%

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2011

David Merjan

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Equity Fund posted a 3.22% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index, increased 4.72%.

Year to date, the Fund trailed the MSCI World Ex-U.S. (net) Index, due primarily to the Fund’s emerging markets exposure, which detracted approximately 1% from relative results. The other primary detractor from performance during the six month period was Healthcare stock selection, as Sonova Holding AG underperformed on concerns about lower demand prospectively, while Terumo Corporation underperformed on production delays; as a result, we sold these stocks. Teva Pharmaceutical Industries, Ltd. also underperformed on concerns about slowing revenue growth and concerns about potential generic competition to its blockbuster drug, Copaxone. Somewhat offsetting these effects were strong stock selection in Japan and Canada, coupled with outperformance in European Industrials holdings.

Over the six month period the Fund’s emerging markets exposure was reduced from 19.3% to 15.8%, largely through a reduction in Latin America early in the year on interest rate and growth concerns. This decrease was invested in European and Canadian holdings. European exposure increased particularly in Financials, Information Technology and Materials, which more than offset a reduction in Consumer Discretionary and Industrials. From a sector perspective, Industrials remained the most overweighted throughout the six month period, approximating 22%, well ahead of the 12% Index weighting, due to a focus in capital equipment and machinery names, as well as holdings in low-cost airlines. Financials was underweighted during the entire period, although developed markets increased at the expense of emerging markets. The Fund was underweighted in the Materials sector for the entire six month period on lower mining exposure, despite exposure in chemicals and fertilizer.

June 30, 2011	William Blair Funds 43

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	3.22%	26.11%	(4.36)%	0.98%	4.99%
Class I	3.36	26.35	(4.12)	1.22	5.27
MSCI World Ex-U.S. (net)	4.72	30.33	(1.56)	2.02	7.63
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	9.54
(a)	For the period from May 24, 2004 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

On May 1, 2011, the Fund’s benchmark changed from the MSCI All Country World Ex-U.S. IMI (net) to the MSCI World Ex-U.S. (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

44 Semi-Annual Report	June 30, 2011

International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—32.4%
Belgium—1.8%
Anheuser-Busch InBev N.V. (Beverages)	34,499	$2,001

Denmark—1.6%
Novo Nordisk A/S (Pharmaceuticals)	14,589	1,831

Finland—0.5%
Kone Oyj (Machinery)	8,480	533

France—7.5%
Air Liquide S.A. (Chemicals)	3,090	443
AXA S.A. (Insurance)	63,886	1,452
BNP Paribas (Commercial banks)	31,525	2,433
Cie Generale des Etablissements Michelin (Auto components)	12,188	1,192
L’Oreal S.A. (Personal products)	13,248	1,721
Schneider Electric S.A. (Electrical equipment)	7,204	1,203

		8,444

Germany—8.6%
BASF SE (Chemicals)	7,339	719
Bayer AG (Pharmaceuticals)	26,282	2,113
Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	25,693	1,921
Infineon Technologies AG (Semiconductors & semiconductor equipment)	81,439	915
MAN SE (Machinery)	8,322	1,110
Muenchener Rueckversicherungs AG (Insurance)	9,159	1,401
SAP AG (Software)	26,219	1,587

		9,766

Ireland—1.3%
Ryanair Holdings plc—ADR (Airlines)	49,326	1,447

Israel—2.3%
*Check Point Software Technologies, Ltd. (Software)†	20,258	1,152
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	31,003	1,495

		2,647

Italy—2.1%
Saipem SpA (Energy equipment & services)	46,310	2,391

Spain—1.1%
Banco Santander S.A. (Commercial banks)	103,539	1,195

Sweden—1.7%
Atlas Copco AB (Machinery)	44,390	1,169
*Hexagon AB (Machinery)	33,216	818

		1,987

Switzerland—3.9%
*ABB, Ltd. (Electrical equipment)	55,902	1,450
*Julius Baer Group, Ltd. (Capital markets)	24,386	1,007
*Syngenta AG (Chemicals)	4,745	1,602
Xstrata plc (Metals & mining)	17,501	385

		4,444

Issuer	Shares	Value

Common Stocks—(continued)
United Kingdom—21.7%
Amlin plc (Insurance)	88,205	$575
*Autonomy Corporation plc (Software)	42,462	1,163
Barclays plc (Commercial banks)	205,396	845
BG Group plc (Oil, gas & consumable fuels)	91,174	2,069
British Sky Broadcasting Group plc (Media)	87,940	1,195
Burberry Group plc (Textiles, apparel & luxury goods)	67,920	1,581
Centrica plc (Multi-utilities)	272,242	1,413
Compass Group plc (Hotels, restaurants & leisure)	116,001	1,119
Experian plc (Professional services)	95,552	1,217
HSBC Holdings plc (Commercial banks)	128,903	1,276
Johnson Matthey plc (Chemicals)	35,413	1,117
Pearson plc (Media)	61,473	1,160
Petrofac, Ltd. (Energy equipment & services)	55,697	1,353
Prudential plc (Insurance)	195,579	2,260
*Rolls-Royce Holdings plc (Aerospace & defense)	166,753	1,726
Rotork plc (Machinery)	17,653	478
Scottish & Southern Energy plc (Electric utilities)	51,192	1,145
Standard Chartered plc (Commercial banks)	56,163	1,476
Tullow Oil plc (Oil, gas & consumable fuels)	67,166	1,337

		24,505

Canada—12.5%
Agrium, Inc. (Chemicals)†	12,029	1,056
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	51,025	1,692
Canadian National Railway Co. (Road & rail)†	28,885	2,308
Goldcorp, Inc. (Metals & mining)†	30,920	1,493
National Bank of Canada (Commercial banks)	17,138	1,390
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	12,780	728
Saputo, Inc. (Food products)	20,285	978
The Toronto-Dominion Bank (Commercial banks)	26,958	2,286
Thomson Reuters Corporation (Media)	23,068	866
Tim Hortons, Inc. (Hotels, restaurants & leisure)	28,715	1,402

		14,199

Japan—12.4%
Chiyoda Corporation (Construction & engineering)	57,000	654
Fanuc, Ltd. (Machinery)	9,800	1,629
Keyence Corporation (Electronic equipment, instruments & components)	5,500	1,554
Komatsu, Ltd. (Machinery)	53,200	1,650
Mitsubishi Corporation (Trading companies & distributors)	65,700	1,632
Mitsubishi Electric Corporation (Electrical equipment)	94,000	1,086
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	355,700	1,723
Nitori Co., Ltd. (Specialty retail)	6,450	611
Nitto Denko Corporation (Chemicals)	17,000	858
Softbank Corporation (Wireless telecommunication services)	50,000	1,882
Sony Financial Holdings, Inc. (Insurance)	44,900	808

		14,087

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 45

International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)
Emerging Asia—10.1%
China—3.0%
China Overseas Land & Investment, Ltd. (Real estate management & development)	416,000	$891
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	225,000	1,073
CNOOC, Ltd. (Oil, gas & consumable fuels)	596,000	1,391

		3,355

India—1.4%
Infosys Technologies, Ltd. (IT services)	23,688	1,542

Indonesia—0.8%
PT Bank Rakyat Indonesia (Commercial banks)	1,194,000	905

South Korea—4.0%
Hyundai Motor Co. (Automobiles)	7,639	1,696
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	1,772	1,371
Samsung Engineering Co., Ltd. (Construction & engineering)	5,940	1,419

		4,486

Taiwan—0.9%
HTC Corporation (Communications equipment)	29,000	975

Emerging Latin America—3.6%
Brazil—1.9%
BM&F BOVESPA S.A. (Diversified financial services)	28,700	190
Embraer S.A.—ADR (Aerospace & defense)	27,578	849
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	26,510	898
Weg S.A. (Machinery)	18,500	211

		2,148

Mexico—1.1%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	435,400	1,292

Panama—0.6%
Copa Holdings S.A. Class “A” (Airlines)†	9,984	666

Asia—2.2%
Australia—1.5%
BHP Billiton, Ltd.—ADR (Metals & mining)	18,225	1,725

Hong Kong—0.7%
Noble Group, Ltd. (Trading companies & distributors)	528,727	848

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Sasol, Ltd. (Oil, gas & consumable fuels)	18,803	990

Total Common Stocks—95.8% (cost $88,430)		108,409

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—1.2%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	85,493	$1,299

Total Preferred Stock—1.2% (cost $1,180)		1,299

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $6,708, collateralized by FHLMC, 2.000%, due 12/03/15	$6,708	6,708

Total Repurchase Agreement—5.9% (cost $6,708)		6,708

Total Investments—102.9% (cost $96,318)		116,416
Liabilities, plus cash and other assets—(2.9)%		(3,277)

Net assets—100.0%		$113,139

ADR = American Depository Receipt

*Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.0%
Financials	21.7%
Energy	11.7%
Consumer Discretionary	9.9%
Information Technology	9.3%
Materials	9.2%
Health Care	6.7%
Consumer Staples	5.5%
Utilities	2.3%
Telecommunication Services	1.7%

Total	100.0%

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2011

International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.2%
British Pound Sterling	21.5%
U.S. Dollar	14.1%
Japanese Yen	12.8%
Canadian Dollar	6.3%
Hong Kong Dollar	4.2%
South Korean Won	4.1%
Swiss Franc	3.7%
Swedish Krona	1.8%
Danish Krone	1.7%
Brazilian Real	1.6%
Indian Rupee	1.4%
Mexican Peso	1.2%
All Other Currencies	3.4%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 47

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund increased 5.43% (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. Small Cap Index (net), gained 1.51%.

Year to date performance was augmented by strong Discretionary, Industrials, Information Technology (IT) and Materials performance. Japanese Discretionary holdings performed particularly well, with social media and retailers rallying strongly. Auto-related and luxury holdings also performed well on strong operational results and IPO activity within the luxury arena. Industrials stock selection was bolstered by strong testing, defense and transportation performance. IT stock selection was strong across regions, with particular value added in Japan, as the Fund’s IT stocks were up over 50%, compared to the -2.46% Index return. U.K. and Emerging Asian stock selection was strong within Materials during the first half of the year. Somewhat detracting from year to date results was Pacific Ex-Japan performance, coupled with underperformance by the Fund’s European Financials holdings.

The Fund maintained its significant focus on Consumer Discretionary holdings during the six month period, averaging 25% invested across auto-related companies, luxury and specialty retailers, and approximately 40% of the sector weighting invested directly in emerging markets. IT was also significantly overweighted at approximately 17% on average during the period, due to a focus on suppliers to smartphone and tablet manufacturers, social networking and business services companies. Healthcare was another area of focus versus the market, while Financials and Materials were significantly underweighted throughout the period: Financials due to the lower Japan and European banking exposure and Materials due to a lack of mining opportunities. Portfolio positioning did not change substantially at a regional level, with emerging markets averaging 26% over the period, above the market weighting. The U.K. at 20% was significantly overweighted due largely to U.K. Industrials holdings, while Pacific Ex-Japan had minimal exposure throughout the period.

48 Semi-Annual Report	June 30, 2011

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	5.43%	35.85%	2.71%	4.72%	7.74%
Class I	5.69	36.41	3.11	5.08	8.09
MSCI AC World Ex-U.S. Small Cap Index (net)	1.51	34.24	5.56	5.92	8.57
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 49

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe—24.6%
Finland—1.3%
Nokian Renkaat Oyj (Auto components)	202,154	$10,143

Germany—6.3%
Aixtron AG (Semiconductors & semiconductor equipment)	395,468	13,494
Gerry Weber International AG (Textiles, apparel & luxury goods)	75,381	4,949
MTU Aero Engines Holding AG (Aerospace & defense)	190,585	15,223
Wincor Nixdorf AG (Computers & peripherals)	144,441	10,439
Wirecard AG (IT services)	262,235	4,687

		48,792

Ireland—1.9%
Paddy Power plc (Hotels, restaurants & leisure)	269,904	14,674

Italy—3.6%
De’Longhi SpA (Household durables)	288,832	3,365
DiaSorin SpA (Health care equipment & supplies)	145,433	6,981
*Salvatore Ferragamo Italia SpA	380,979	5,691
Tod’s SpA (Textiles, apparel & luxury goods)	85,472	11,434

		27,471

Luxembourg—0.9%
*L’Occitane International S.A. (Specialty retail)	2,733,000	7,305

Netherlands—1.1%
BinckBank N.V. (Capital markets)	142,650	1,956
Gemalto N.V. (Computers & peripherals)	139,461	6,669

		8,625

Norway—0.2%
Opera Software ASA (Internet software & services)	187,687	1,179

Spain—2.7%
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	120,842	6,426
*Viscofan S.A. (Food products)	362,597	14,434

		20,860

Sweden—3.6%
Elekta AB (Health care equipment & supplies)	197,373	9,349
JM AB (Household durables)	409,940	9,673
Mekonomen AB (Specialty retail)	78,944	2,733
NIBE Industrier AB (Building products)	322,100	5,576

		27,331

Switzerland—3.0%
*Meyer Burger Technology AG (Machinery)	168,546	7,447
*Orascom Development Holding AG (Hotels, restaurants & leisure)	11,402	376
Partners Group Holding AG (Capital markets)	85,024	15,048

		22,871

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—19.8%
Abcam plc (Biotechnology)	1,010,249	$6,757
Aveva Group plc (Software)	274,468	7,546
Babcock International Group plc (Commercial services & supplies)	1,505,734	17,206
*Blinkx plc (Internet software & services)	1,381,166	2,660
*Carphone Warehouse Group plc (Specialty retail)	874,590	5,938
Dunelm Group plc (Specialty retail)	474,514	2,963
*EnQuest plc (Oil, gas & consumable fuels)	1,883,379	3,718
Fenner plc (Machinery)	785,623	5,062
Fidessa Group plc (Software)	103,193	3,208
Halma plc (Electronic equipment, instruments & components)	561,801	3,736
Hargreaves Lansdown plc (Capital markets)	489,823	4,776
Hikma Pharmaceuticals plc (Pharmaceuticals)	303,744	3,705
IG Group Holdings plc (Diversified financial services)	427,893	2,997
*Imagination Technologies Group plc (Computers & peripherals)	543,044	3,287
Intertek Group plc (Professional services)	131,284	4,157
Lancashire Holdings, Ltd. (Insurance)	1,147,411	12,016
Meggitt plc (Aerospace & defense)	1,091,027	6,680
Michael Page International plc (Professional services)	440,010	3,778
Moneysupermarket.com Group plc (Internet software & services)	2,199,545	3,590
*Ocado Group plc (Internet & catalog retail)	382,267	1,118
Restaurant Group plc (Hotels, restaurants & leisure)	716,015	3,379
*Salamander Energy plc (Oil, gas & consumable fuels)	172,514	777
Serco Group plc (Commercial services & supplies)	797,509	7,072
Spirax-Sarco Engineering plc (Machinery)	294,154	9,447
*Sports Direct International plc (Specialty retail)	1,052,913	3,993
St James’s Place plc (Insurance)	996,070	5,435
*Telecity Group plc (Internet software & services)	434,970	3,868
Ultra Electronics Holdings plc (Aerospace & defense)	281,141	7,743
Victrex plc (Chemicals)	238,318	5,737

		152,349

Emerging Asia—17.5%

China—8.8%
AAC Technologies Holdings, Inc. (Communications equipment)	3,409,559	7,939
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	4,434,429	9,186
China Shanshui Cement Group, Ltd. (Construction materials)	4,109,000	4,747
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,717,526	2,864
Great Wall Motor Co., Ltd. (Automobiles)	4,394,250	7,228
Haitian International Holdings, Ltd. (Machinery)	6,451,496	8,357
Hengdeli Holdings, Ltd. (Specialty retail)	13,632,000	7,200

See accompanying Notes to Financial Statements.

50 Semi-Annual Report	June 30, 2011

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—17.5%—(continued)
China—(continued)
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	217,113	$2,024
Lonking Holdings, Ltd. (Machinery)	15,078,000	8,235
Minth Group, Ltd. (Auto components)	3,241,384	5,240
*Noah Holdings, Ltd.—ADR (Capital markets)	106,979	1,202
*Simcere Pharmaceutical Group—ADR (Pharmaceuticals)	82,832	809
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	153,713	2,699

		67,730

India—2.6%
eClerx Services, Ltd. (Professional services)	257,570	4,864
Ipca Laboratories, Ltd. (Pharmaceuticals)	565,748	4,357
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	253,570	5,406
Motherson Sumi Systems, Ltd. (Auto components)	752,786	3,797
Oberoi Realty, Ltd. (Real estate management & development)	294,587	1,583

		20,007

Indonesia—2.7%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	6,983,000	7,777
PT Indofood CBP Sukses Makmur Tbk (Food products)	4,792,000	3,017
PT Kalbe Farma Tbk (Pharmaceuticals)	15,742,500	6,196
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	14,399,500	3,904

		20,894

South Korea—0.5%
Daum Communications Corporation (Internet software & services)	39,833	4,141

Taiwan—2.5%
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,690,000	5,672
Simplo Technology Co., Ltd. (Computers & peripherals)	375,000	3,022
Tripod Technology Corporation (Electronic equipment, instruments & components)	313,000	1,297
TSRC Corporation (Chemicals)	2,224,000	6,542
TXC Corporation (Electronic equipment, instruments & components)	1,362,269	2,381

		18,914

Thailand—0.4%
Bangkok Dusit Medical Services PCL (Health care providers & services)	1,588,700	2,728

Japan—15.7%
Ain Pharmaciez, Inc. (Food & staples retailing)	119,900	4,915
Asics Corporation (Textiles, apparel & luxury goods)	384,000	5,709
CyberAgent, Inc. (Media)	2,802	9,777

Issuer	Shares	Value

Common Stocks—Japan—15.7% —(continued)
Japan—(continued)
Dr Ci:Labo Co., Ltd. (Personal products)	1,011	$5,161
Exedy Corporation (Auto components)	496,800	16,970
F.C.C. Co., Ltd. (Auto components)	346,509	8,290
Gree, Inc. (Internet software & services)	723,430	15,735
K’s Holdings Corporation (Specialty retail)	206,500	8,914
Kakaku.com, Inc. (Internet software & services)	780	5,474
Miraca Holdings, Inc. (Health care providers & services)	398,600	16,116
Nabtesco Corporation (Machinery)	173,000	4,165
Nitori Co., Ltd. (Specialty retail)	59,950	5,682
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	585	2,605
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	83,800	8,817
United Arrows, Ltd. (Specialty retail)	101,100	2,135

		120,465

Emerging Europe, Mid-East, Africa—5.5%
Poland—0.5%
* Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	84,808	3,553

Russia—0.3%
* Etalon Group Ltd.—144A—GDR (Real estate management & development)†	366,337	2,524

South Africa—3.2%
Capitec Bank Holdings, Ltd. (Commercial banks)	135,119	3,617
Clicks Group, Ltd. (Multiline retail)	1,606,486	10,038
Coronation Fund Managers, Ltd. (Capital markets)	941,647	2,687
Mr Price Group, Ltd. (Specialty retail)	791,515	7,983

		24,325

Turkey—1.1%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	992,081	4,523
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	2,300,672	3,686

		8,209

United Arab Emirates—0.4%
Aramex Co. (Air freight & logistics)	7,033,580	3,370

Canada—4.9%
Canadian Western Bank (Commercial banks)	381,300	12,177
Dollarama, Inc. (Multiline retail)	61,408	2,080
Home Capital Group, Inc. (Thrifts & mortgage finance)	94,036	5,046
* Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	360,301	4,375
Petrominerales, Ltd. (Oil, gas & consumable fuels)	240,600	7,062
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	293,282	6,538

		37,278

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 51

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—4.6%
Brazil—3.1%
*Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	246,596	$3,453
CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	333,400	5,159
Drogasil S.A. (Food & staples retailing)	423,500	2,890
OdontoPrev S.A. (Health care providers & services)	362,500	6,039
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	201,200	2,578
*T4F Entretenimento S.A. (Media)	146,500	1,319
Tegma Gestao Logistica S.A. (Road & rail)	147,300	2,383

		23,821

Chile—0.5%
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	14,325,161	3,893

Mexico—1.0%
Compartamos S.A.B. de C.V. (Consumer finance)	665,828	1,208
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,830,020	4,658
Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	626,187	1,965

		7,831

Asia—3.2%
Australia—1.4%
Cochlear, Ltd. (Health care equipment & supplies)	68,660	5,302
Iress Market Technology, Ltd. (IT services)	547,781	5,294

		10,596

Hong Kong—1.6%
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	6,073,000	9,037
Value Partners Group, Ltd. (Capital markets)	3,943,000	3,375

		12,412

Singapore—0.2%
Goodpack, Ltd. (Air freight & logistics)	1,228,000	1,829

Total Common Stocks—95.8% (cost $619,128)		736,120

Rights
Brazil—0.0%
*CETIP S.A. - Balcao Organizado de Ativos e Derivativos (Capital markets)	2,455	37

Total Rights—0.0% (cost $34)		37

Issuer	Shares or Principal Amount	Value

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	$632

Total Convertible Bond—0.1% (cost $497)		632

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $21,114, collateralized by FHLMC, 2.000%, due 12/3/15	21,114	21,114

Total Repurchase Agreement—2.7% (cost $21,114)		21,114

Total Investments—98.6% (cost $640,773)		757,903
Cash and other assets, less liabilities—1.4%		10,696

Net assets—100.0%		$768,599

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.08% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.08% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	28.2%
Industrials	17.6%
Information Technology	16.3%
Health Care	12.0%
Financials	11.9%
Consumer Staples	5.9%
Energy	4.6%
Materials	2.3%
Telecommunication Services	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

52 Semi-Annual Report	June 30, 2011

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.7%
Euro	17.7%
Japanese Yen	16.3%
Hong Kong Dollar	11.0%
Canadian Dollar	5.1%
Swedish Krona	3.7%
Brazilian Real	3.3%
South African Rand	3.3%
Swiss Franc	3.1%
Indonesian Rupiah	2.8%
Indian Rupee	2.7%
New Taiwan Dollar	2.6%
Australian Dollar	1.4%
U.S. Dollar	1.3%
Turkish Lira	1.1%
Mexican Peso	1.1%
All Other Currencies	2.8%

Total	100.0%

June 30, 2011	William Blair Funds 53

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 0.70% decrease (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), increased 0.32%.

Despite strong second quarter results, the Fund slightly trailed the Index year to date, due to underperformance in January and February. In particular, the Fund’s lack of Russian energy holdings detracted approximately 0.50% from relative results year to date, while a focus on higher growth exploration companies also detracted from results, as lower growth integrated oils outperformed. Moreover, Pacific Rubiales Energy Corp., the Colombian oil and gas company, lagged on production delays. In addition, the Fund’s investment in Commercial International Bank in Egypt detracted from results as the government was overthrown, along with Turkish Banks, which underperformed the broader market on monetary policy tightening. Somewhat offsetting these effects was the Fund’s weighting and stock selection in Consumer Discretionary, on auto-related and retail strength, coupled with strong Emerging Asian Financial performance on positive commercial bank, real estate and insurance stock selection. Information Technology (IT) and Materials also outperformed on strong performance by Baidu, Inc., the Chinese web search company, on good results and a positive outlook, coupled with a focus on chemicals.

Over the six month period, the Fund maintained its significant exposure to Consumer stocks, well ahead of the Index weighting, due largely to auto-related exposure and a higher Consumer Staples weighting. Conversely, the Energy and Materials sectors were significantly underweighted as the Fund had lower exposure in mining shares as well as Energy exploration and production companies. Financials were also underweighted during the period, given the increasing interest rate environment amidst inflationary concerns, and the impact on net interest margins and profitability. Information Technology increased during the period from approximately 11% to 17% as corporate fundamentals improved, given increased smart phone and tablet demand and a positive product cycle. Regionally, the Fund had a higher exposure than the Index in Latin America holdings, due largely to Brazil, at the expense of Emerging Europe, Middle East, and Africa, where there was no exposure in Resources and limited Russian and Eastern European holdings. Emerging Asia, while underweighted during the entire period, increased as the Fund invested in additional Korean companies on improving outlooks, Taiwanese tech on improving demand, and incrementally in China as its central bank moved further along in the tightening cycle.

54 Semi-Annual Report	June 30, 2011

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(0.70)%	28.05%	(1.15)%	7.92%	13.95%
Class I	(0.57)	28.32	(0.92)	8.17	14.22
MSCI Emerging Markets IMI (net)	0.32	27.53	5.13	11.90	15.43
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 55

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.3%
China—15.5%
AAC Technologies Holdings, Inc. (Communications equipment)	1,205,949	$2,808
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,500,078	3,107
Anhui Conch Cement Co., Ltd. (Construction materials)	2,124,500	9,938
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,306,000	2,333
*Baidu, Inc.—ADR (Internet software & services)	106,759	14,960
Belle International Holdings, Ltd. (Specialty retail)	4,757,000	10,025
China Shanshui Cement Group, Ltd. (Construction materials)	1,909,000	2,205
China Vanke Co., Ltd. (Real estate management & development)	5,594,249	7,534
China Yurun Food Group, Ltd. (Food products)	1,232,000	3,467
CNOOC, Ltd. (Oil, gas & consumable fuels)	7,413,000	17,300
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,084,496	2,197
Dongfeng Motor Group Co., Ltd. (Automobiles)	5,748,000	10,858
Great Wall Motor Co., Ltd. (Automobiles)	1,620,500	2,666
Haitian International Holdings, Ltd. (Machinery)	1,460,185	1,891
Hengdeli Holdings, Ltd. (Specialty retail)	5,724,000	3,023
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	22,936,580	17,420
Lonking Holdings, Ltd. (Machinery)	5,675,000	3,099
Minth Group, Ltd. (Auto components)	724,000	1,170
Tencent Holdings, Ltd. (Internet software & services)	166,600	4,522
Want Want China Holdings, Ltd. (Food products)	4,894,000	4,748
Weichai Power Co., Ltd. (Machinery)	578,088	3,373
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	96,496	1,695
*Youku.com, Inc.—ADR (Internet software & services)	102,085	3,507
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	658,861	2,223

		136,069

India—9.4%
Asian Paints, Ltd. (Chemicals)	70,630	5,033
Axis Bank, Ltd. (Commercial banks)	222,205	6,410
Bajaj Auto, Ltd. (Automobiles)	116,007	3,652
Bharat Heavy Electricals, Ltd. (Electrical equipment)	148,377	6,806
Dabur India, Ltd. (Personal products)	867,230	2,212
Housing Development Finance Corporation (Thrifts & mortgage finance)	272,951	4,313
IndusInd Bank, Ltd. (Commercial banks)	346,602	2,109
Infosys Technologies, Ltd. (IT services)	310,940	20,244
ITC, Ltd. (Tobacco)	1,602,902	7,277
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	157,714	3,362

Issuer	Shares	Value

Common Stocks— Emerging Asia—57.3%—(continued)
India—9.4%—(continued)
Lupin, Ltd. (Pharmaceuticals)	301,509	$3,030
Motherson Sumi Systems, Ltd. (Auto components)	467,205	2,356
Nestle India, Ltd. (Food products)	59,028	5,425
Shriram Transport Finance Co., Ltd. (Consumer finance)	92,800	1,280
Tata Consultancy Services, Ltd. (IT services)	191,892	5,083
Tata Motors, Ltd. (Machinery)	191,020	4,248

		82,840

Indonesia—6.2%
PT Astra International Tbk (Automobiles)	2,169,000	16,074
PT Bank Rakyat Indonesia (Commercial banks)	13,474,500	10,213
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,376,500	7,183
PT Indofood Sukses Makmur Tbk (Food products)	6,788,000	4,551
PT Kalbe Farma Tbk (Pharmaceuticals)	8,234,500	3,241
PT Perusahaan Gas Negara (Gas utilities)	9,405,500	4,415
PT Unilever Indonesia Tbk (Household products)	2,572,000	4,469
PT United Tractors Tbk (Machinery)	967,257	2,808
PT XL Axiata Tbk (Diversified telecommunication services)	2,409,500	1,728

		54,682

Malaysia—3.5%
Axiata Group Bhd (Wireless telecommunication services)	5,319,900	8,827
CIMB Group Holdings Bhd (Commercial banks)	4,764,300	14,090
Genting Bhd (Hotels, restaurants & leisure)	1,154,300	4,289
Kuala Lumpur Kepong Bhd (Food products)	450,800	3,309

		30,515

Papua New Guinea—1.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,479,460	10,552

Philippines—0.2%
Alliance Global Group, Inc. (Industrial conglomerates)	8,233,100	2,078

South Korea—11.2%
Honam Petrochemical Corporation (Chemicals)	12,098	4,482
Hyundai Mobis (Auto components)	45,849	17,178
Hyundai Motor Co. (Automobiles)	79,477	17,642
LG Household & Health Care, Ltd. (Household products)	19,445	8,360
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	33,315	25,775
Samsung Engineering Co., Ltd. (Construction & engineering)	64,433	15,389
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	31,780	7,382
Samsung Heavy Industries Co., Ltd. (Machinery)	54,491	2,429

		98,637

See accompanying Notes to Financial Statements.

56 Semi-Annual Report	June 30, 2011

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks— Emerging Asia—57.3%—(continued)
Taiwan—7.8%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	5,860,992	$20,099
HTC Corporation (Communications equipment)	580,000	19,506
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,080,000	3,625
Simplo Technology Co., Ltd. (Computers & peripherals)	793,000	6,391
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	241,000	7,341
Tripod Technology Corporation (Electronic equipment, instruments & components)	190,000	787
TSRC Corporation (Chemicals)	1,324,000	3,895
Yuanta Financial Holding Co., Ltd. (Capital markets)	9,877,000	6,843

		68,487

Thailand—2.3%
CP ALL PCL (Food & staples retailing)	7,411,100	10,673
Kasikornbank PCL (Commercial banks)	2,192,700	8,921
Minor International PCL (Hotels, restaurants & leisure)	1,966,700	730

		20,324

Emerging Latin America—24.1%
Brazil—13.7%
BR Malls Participacoes S.A. (Real estate management & development)	602,300	6,889
BR Properties S.A. (Real estate management & development)	187,345	2,101
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	299,600	4,636
Cia de Bebidas das Americas—ADR (Beverages)	811,836	27,383
Cia de Concessoes Rodoviarias (Transportation infrastructure)	229,300	6,825
Cia Hering (Specialty retail)	234,400	5,392
CPFL Energia S.A.—ADR (Electric utilities)	101,881	8,853
Drogasil S.A. (Food & staples retailing)	261,600	1,785
Embraer S.A.—ADR (Aerospace & defense)	311,752	9,596
Lojas Renner S.A. (Multiline retail)	201,300	7,675
Natura Cosmeticos S.A. (Personal products)	29,100	727
OdontoPrev S.A. (Health care providers & services)	142,900	2,381
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	410,900	3,841
Sul America S.A. (Insurance)	197,257	2,477
Totvs S.A. (Software)	198,000	3,654
Tractebel Energia S.A. (Independent power producers & energy traders)	565,300	9,961
Vale S.A.—ADR (Metals & mining)	500,156	15,980

		120,156

Chile—2.8%
Banco Santander Chile—ADR (Commercial banks)	154,427	14,487
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	8,816,489	2,396
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	71,213	4,609

Issuer	Shares	Value

Common Stocks— Emerging Latin America—24.1%—(continued)
Chile—2.8%—(continued)
Sonda S.A. (IT services)	1,079,025	$2,976

		24,468

Colombia—0.6%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	215,522	5,777

Mexico—6.5%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	16,570,500	22,347
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	65,200	6,064
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,266,134	3,222
Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	360,966	1,133
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	1,763,228	5,822
Mexichem S.A.B. de C.V. (Chemicals)	398,400	1,614
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	5,621,700	16,685

		56,887

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	49,504	4,262

Emerging Europe, Mid-East, Africa—14.2%
Poland—0.4%
Eurocash S.A. (Food & staples retailing)	388,230	4,176

Qatar—1.7%
Industries Qatar QSC (Industrial conglomerates)	229,427	8,581
Qatar National Bank S.A.Q. (Commercial banks)	162,184	6,280

		14,861

Russia—1.9%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)	328,708	2,265
Magnit OAO (Food & staples retailing)†	73,220	9,858
*X5 Retail Group N.V.—GDR (Food & staples retailing)	113,593	4,441

		16,564

South Africa—8.9%
Clicks Group, Ltd. (Multiline retail)	956,170	5,974
Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,256,331	3,268
Mr Price Group, Ltd. (Specialty retail)	466,397	4,704
MTN Group, Ltd. (Wireless telecommunication services)	915,239	19,478
Naspers, Ltd. (Media)	118,109	6,672
Sasol, Ltd. (Oil, gas & consumable fuels)	293,110	15,431
Shoprite Holdings, Ltd. (Food & staples retailing)	348,941	5,253
Standard Bank Group, Ltd. (Commercial banks)	451,232	6,671
*The Foschini Group, Ltd. (Specialty retail)	353,142	4,607

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 57

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks— Emerging Europe, Mid-East, Africa—14.2%—(continued)
South Africa—8.9%—(continued)
Truworths International, Ltd. (Specialty retail)	579,601	$6,282

		78,340

Turkey—1.3%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	630,894	2,877
Turkiye Halk Bankasi A.S. (Commercial banks)	1,121,029	8,392

		11,269

Total Common Stocks—95.6% (cost $719,150)		840,944

Preferred Stocks
Brazil—3.1%
Itau Unibanco Holding S.A. (Commercial banks)	393,254	9,185
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,178,615	17,913

		27,098

Total Preferred Stocks—3.1% (cost $26,521)		27,098

Rights
Brazil—0.0%
*CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	2,889	43

Total Rights—0.0% (cost $40)		43

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$1,602	1,055

Total Convertible Bond—0.1% (cost $831)		1,055

Total Investments—98.8% (cost $746,542)		869,140
Cash and other assets, less liabilities—1.2%		10,449

Net assets—100.0%		$879,589

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.12% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.12% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.7%
Information Technology	16.5%
Consumer Discretionary	16.4%
Consumer Staples	15.2%
Energy	9.0%
Industrials	8.1%
Materials	6.2%
Telecommunication Services	6.0%
Utilities	2.7%
Health Care	2.2%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	14.7%
Hong Kong Dollar	13.3%
South Korean Won	11.4%
Brazilian Real	10.0%
Indian Rupee	9.5%
South African Rand	9.0%
New Taiwan Dollar	7.9%
Indonesian Rupiah	6.3%
Mexican Peso	5.9%
Malaysian Ringgit	3.5%
Thai Baht	2.3%
Qatari Rial	1.7%
Turkish Lira	1.3%
Australian Dollar	1.2%
All Other Currencies	2.0%

Total	100.0%

See accompanying Notes to Financial Statements.

58 Semi-Annual Report	June 30, 2011

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 2.42% decrease (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) increased by 0.97%.

Despite second quarter outperformance, the Emerging Leaders Growth Fund trailed the Index year to date, due to underperformance at the outset of 2011. Underperformance was largely driven by Energy and Financials stock selection. Within Energy, the Fund’s lack of Russian Energy exposure during the first quarter was a key detractor, costing approximately 0.65% in relative performance year to date. In addition, production delays by Pacific Rubiales Energy Corporation, one of the top holdings of the Fund, also contributed approximately 0.55% to underperformance during the period. The Fund sold the company in the second quarter on an uncertain production growth outlook. Financials underperformed across regions.

Over the six month period, the Fund maintained significant exposure in Consumer stocks, well ahead of the Index weighting, due largely to auto-related exposure and Consumer Staples weightings, in addition to select specialty retailers, as these companies benefited from increased disposable income as wages increased. Conversely, the Fund was underweighted in Financials, given tightening monetary policy on inflationary concerns and the impact on net interest margins and profitability. During the six month period, we reduced Energy and Materials holdings. The Energy reduction followed the spike in energy prices earlier in the year and as valuations increased, while Materials was reduced largely due to individual company issues, although also resulting from moderating commodity prices. Conversely, Information Technology (IT) increased from approximately 10% as of year end to 16% mid year, as corporate fundamentals improved given increased smart phone and tablet demand and a consumer driven product cycle. Regionally, the Fund remained overweighted in Latin America throughout the six month period, with a lower exposure in Emerging Europe, Middle East, and Africa as there were no Energy and Materials holdings in the region, coupled with lower Eastern European and Russian weightings. Emerging Asia increased during the period due to higher IT weightings.

June 30, 2011	William Blair Funds 59

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	Since Inception
Class N	(2.42)%	23.12%	N/A	13.20	%(a)
MSCI Emerging Markets Large Cap Index (net)	0.97	27.87	N/A	14.22	(a)
Class I	(2.42)	23.19	2.32%	0.96	(b)
MSCI Emerging Markets Large Cap Index (net)	0.97	27.87	3.41	3.19	(b)
(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2011.
(b)	For the period from March 26, 2008 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

60 Semi-Annual Report	June 30, 2011

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.6%
China—16.6%
*Baidu, Inc.—ADR (Internet software & services)	21,584	$3,025
Belle International Holdings, Ltd. (Specialty retail)	921,973	1,943
China Vanke Co., Ltd. (Real estate management & development)	633,771	853
CNOOC, Ltd. (Oil, gas & consumable fuels)	811,000	1,893
Dongfeng Motor Group Co., Ltd. (Automobiles)	1,018,790	1,924
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	2,513,000	1,909
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	145,609	1,503
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	280,000	404
Tencent Holdings, Ltd. (Internet software & services)	68,905	1,870
Want Want China Holdings, Ltd. (Food products)	1,428,948	1,386

		16,710

India—13.6%
Bajaj Auto, Ltd. (Automobiles)	15,628	492
HDFC Bank, Ltd. (Commercial banks)	26,533	1,493
Housing Development Finance Corporation (Thrifts & mortgage finance)	64,930	1,026
Infosys Technologies, Ltd. (IT services)	28,535	1,858
ITC, Ltd. (Tobacco)	437,650	1,987
Larsen & Toubro, Ltd. (Construction & engineering)	37,647	1,536
Nestle India, Ltd. (Food products)	5,046	463
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	128,025	1,426
Tata Consultancy Services, Ltd. (IT services)	74,018	1,961
Tata Motors, Ltd. (Machinery)	64,514	1,435

		13,677

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	387,500	2,872
PT Bank Rakyat Indonesia (Commercial banks)	2,470,000	1,872
PT Indofood Sukses Makmur Tbk (Food products)	1,707,500	1,145

		5,889

Malaysia—1.9%
CIMB Group Holdings Bhd (Commercial banks)	646,457	1,912

South Korea—11.6%
Hyundai Mobis (Auto components)	7,009	2,626
Hyundai Motor Co. (Automobiles)	12,804	2,842
LG Household & Health Care, Ltd. (Household products)	3,331	1,432
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	3,601	2,786
Samsung Engineering Co., Ltd. (Construction & engineering)	8,192	1,957

		11,643

Issuer	Shares	Value

Common Stocks— Emerging Asia—55.6%—(continued)
Taiwan—4.6%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	605,000	$2,075
HTC Corporation (Communications equipment)	76,000	2,556

		4,631

Thailand—1.4%
CP ALL PCL (Food & staples retailing)	959,300	1,381

Emerging Latin America—22.9%
Brazil—10.4%
BR Malls Participacoes S.A. (Real estate management & development)	127,800	1,462
Cia de Bebidas das Americas—ADR (Beverages)	95,253	3,213
Cia de Concessoes Rodoviarias (Transportation infrastructure)	32,100	955
CPFL Energia S.A.—ADR (Electric utilities)	11,178	971
Embraer S.A.—ADR (Aerospace & defense)	31,129	958
Natura Cosmeticos S.A. (Personal products)	3,000	75
Tractebel Energia S.A. (Independent power producers & energy traders)	73,600	1,297
Vale S.A.—ADR (Metals & mining)	46,249	1,478

		10,409

Chile—4.1%
Banco Santander Chile—ADR (Commercial banks)	20,583	1,931
S.A.C.I. Falabella (Multiline retail)	115,302	1,214
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	15,360	994

		4,139

Mexico—7.9%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	54,908	2,958
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	425,200	1,931
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	329,626	1,088
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	668,500	1,984

		7,961

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	5,443	469

Emerging Europe, Mid-East, Africa—15.2%
Qatar—1.0%
Industries Qatar QSC (Industrial conglomerates)	28,493	1,066

Russia—3.1%
Magnit OJSC—144A—GDR (Food & staples retailing)†	44,538	1,200
Sberbank of Russian Federation (Commercial banks)†	272,972	1,004
*X5 Retail Group N.V.—GDR (Food & staples retailing)	23,074	902

		3,106

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 61

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—15.2%—(continued)
South Africa—9.4%
MTN Group, Ltd. (Wireless telecommunication services)	135,628	$2,886
Naspers, Ltd. (Media)	44,803	2,531
Sasol, Ltd. (Oil, gas & consumable fuels)	29,140	1,534
Shoprite Holdings, Ltd. (Food & staples retailing)	95,140	1,432
Truworths International, Ltd. (Specialty retail)	96,000	1,041

		9,424

Turkey—1.7%
Turkiye Garanti Bankasi A.S. (Commercial banks)	379,052	1,719

Total Common Stocks—93.7% (cost $84,854)		94,136

Preferred Stocks
Brazil—4.1%
Itau Unibanco Holding S.A. (Commercial banks)	84,485	1,973
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	141,655	2,153

		4,126

Total Preferred Stocks—4.1% (cost $3,865)		4,126

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $174, collateralized by FHLMC, 2.000%, due 12/3/15	$174	$174

Total Repurchase Agreement—0.2% (cost $174)		174

Total Investments—98.0% (cost $88,893)		98,436
Cash and other assets, less liabilities—2.0%		1,966

Net assets—100.0%		$100,402

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.4%
Consumer Discretionary	17.8%
Consumer Staples	16.9%
Information Technology	16.4%
Industrials	8.1%
Telecommunication Services	5.9%
Energy	5.7%
Materials	3.6%
Utilities	2.3%
Health Care	1.9%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	19.4%
Hong Kong Dollar	13.9%
Indian Rupee	13.9%
South Korean Won	11.9%
South African Rand	9.6%
Brazilian Real	8.1%
Indonesian Rupiah	6.0%
Mexican Peso	5.1%
New Taiwan Dollar	4.7%
Malaysian Ringgit	1.9%
Turkish Lira	1.8%
Thai Baht	1.4%
Chilean Peso	1.2%
Qatari Rial	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

62 Semi-Annual Report	June 30, 2011

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Small Cap Value Fund posted a 2.19% increase (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell 2000® Value Index, gained 3.77%.

The Fund outperformed its Russell 2000® Value benchmark during the second quarter, but finished slightly behind the benchmark for the year-to-date period. After a near-uninterrupted rally since August of last year, US equities stumbled during May and June. Small cap value stocks, as measured by the Russell 2000® Value Index, corrected over 9% during that period, but rallied in late-June to close the quarter down modestly and to remain in positive territory for the year-to-date period.

The first four months of 2011 witnessed a continuation of the upward trend in stock prices, primarily driven by solid corporate fundamentals and reasonable stock valuations. But 2011 to date has mirrored 2010: a strong start to the year followed by a mid-year correction primarily due to disappointing economic data and European sovereign debt woes. Specifically, the most recent correction came on the heels of heightened Greek sovereign debt concerns, sluggish jobs data in the US, a potential Chinese housing market downturn, the US government debt ceiling negotiations, uncertainty around the end of the Federal Reserve’s quantitative easing (QE2) and a US housing market that remains on life support. While the negatives are plentiful, the market’s ability to produce positive returns for the year is telling. Investors continue to focus on healthy corporate fundamentals and on an economy that is slowly recovering, albeit in fits and starts.

From a sector perspective during the first half of the year, the typically defensive Health Care sector was the standout performer, up 21.94%. Energy was the next strongest sector 11.17% year-to-date, despite its 7% selloff during the second quarter. Utilities also outperformed 9.18%. Financials, the largest weight in the Russell 2000® Value, was the weakest performer with a –0.16% return. Industrials 1.61%, Information Technology 3.35%, Consumer Discretionary 1.21% and Materials 4.23% performed basically in-line with the small cap value market during the six-month period.

The Small Cap Value Fund’s underperformance for the first half of the year is attributable to stock selection (both stocks we did own and some we did not). Health Care was the sector detracting the most from relative performance, which was entirely the result of not owning the sector’s strongest performers in our benchmark, the Russell 2000® Value Index. Consumer Discretionary, partly due to Pacific Sunwear, and Financials, partly due to The Hanover Group, also detracted from relative results. On the other hand, positive stock selection in Industrials (e.g., Robbins & Myers, Inc.) and Materials (e.g., RTI International Metals, Inc.) helped buoy relative performance.

For the second quarter specifically, the Fund’s outperformance was the result of positive stock selection. This was most prevalent in Materials (e.g., RTI International Metals, Inc.), Industrials (e.g., Kadant, Inc.) and Consumer Staples (e.g., Spartan Stores, Inc.). Financial sector stock selection detracted modestly in part due to underperformance by The Hanover Group.

The second quarter correction has kept the broad equity market valuation in check while corporate fundamentals continue to improve. Because of this and despite the macroeconomic and geopolitical headwinds, we believe the market remains relatively balanced looking

June 30, 2011	William Blair Funds 63

forward. We believe investors will continue to differentiate between quality businesses and those that benefitted primarily from the initial economic recovery. Investors already may be making this distinction as stock correlations have fallen from the elevated levels seen over the past few years. This should bode well for our style of investing and for active management generally. In the end, however, while we factor various economic scenarios into our stock picking, we devote our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a portfolio with these types of companies should produce solid investment results over the long term.

64 Semi-Annual Report	June 30, 2011

Small Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	10 Year
Class N	2.19%	33.30%	9.91%	5.83%	7.36%
Class I	2.37	33.63	10.13	6.05	7.59
Russell 2000® Value	3.77	31.35	7.09	2.24	7.53

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 65

Small Cap Value Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—32.1%
Associated Banc-Corp	122,660	$1,705
Berkshire Hills Bancorp, Inc.	108,015	2,418
BioMed Realty Trust, Inc.	158,225	3,044
Brandywine Realty Trust	189,150	2,192
CoBiz Financial, Inc.	360,515	2,358
DuPont Fabros Technology, Inc.	122,320	3,082
*Eagle Bancorp, Inc.	200,282	2,664
Education Realty Trust, Inc.	385,255	3,302
Excel Trust, Inc.	250,650	2,765
First Potomac Realty Trust	141,132	2,161
FirstMerit Corporation	195,557	3,229
Hancock Holding Co.	105,955	3,282
Highwoods Properties, Inc.	66,615	2,207
LaSalle Hotel Properties	107,972	2,844
Meadowbrook Insurance Group, Inc.	261,560	2,592
Mid-America Apartment Communities, Inc.	37,410	2,524
*National Financial Partners Corporation	163,980	1,892
National Retail Properties, Inc.	105,610	2,589
Old National Bancorp	255,717	2,762
Platinum Underwriters Holdings, Ltd.†	58,540	1,946
*ProAssurance Corporation	40,460	2,832
Prosperity Bancshares, Inc.	66,015	2,893
*Safeguard Scientifics, Inc.	181,625	3,429
Sandy Spring Bancorp, Inc.	155,390	2,795
*SVB Financial Group	41,830	2,498
The Hanover Insurance Group, Inc.	74,775	2,820
Webster Financial Corporation	126,870	2,667
WSFS Financial Corporation	55,492	2,200

		73,692

Industrials—16.9%
Ameron International Corporation	34,224	2,248
Belden, Inc.	60,045	2,093
Cubic Corporation	46,125	2,352
*EMCOR Group, Inc.	112,261	3,290
ESCO Technologies, Inc.	98,055	3,608
G&K Services, Inc. Class “A”	114,375	3,873
*Hawaiian Holdings, Inc.	323,365	1,843
*Kadant, Inc.	103,189	3,252
Kaydon Corporation	93,070	3,473
L.B. Foster Co. Class “A”	60,045	1,976
Marten Transport, Ltd.	82,035	1,772
Quanex Building Products Corporation	108,490	1,778
Robbins & Myers, Inc.	66,960	3,539
*School Specialty, Inc.	83,795	1,206
TAL International Group, Inc.	75,590	2,610

		38,913

Consumer Discretionary—10.7%
*AFC Enterprises, Inc.	128,486	2,114
Ameristar Casinos, Inc.	102,182	2,423
Chico’s FAS, Inc.	169,475	2,581
*Core-Mark Holding Co., Inc.	45,955	1,641
*Gaylord Entertainment Co.	51,540	1,546
Meredith Corporation	60,815	1,893
PEP Boys-Manny Moe & Jack	255,477	2,792
*Pinnacle Entertainment, Inc.	172,010	2,563
Regis Corporation	94,559	1,449
Ryland Group, Inc.	82,805	1,369
The Jones Group, Inc.	176,820	1,918

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
The Men’s Wearhouse, Inc.	66,470	$2,240

		24,529

Information Technology—10.2%
ADTRAN, Inc.	63,555	2,460
*Avid Technology, Inc.	148,812	2,804
*Digital River, Inc.	90,965	2,925
Earthlink, Inc.	375,805	2,892
*Integrated Device Technology, Inc.	347,845	2,734
*j2 Global Communications, Inc.	103,505	2,922
*Monolithic Power Systems, Inc.	162,705	2,509
*Parametric Technology Corporation	107,570	2,466
*Ultra Clean Holdings	185,876	1,688

		23,400

Materials—6.4%
Minerals Technologies, Inc.	45,055	2,987
PolyOne Corporation	223,655	3,460
*RTI International Metals, Inc.	79,885	3,065
Sensient Technologies Corporation	66,140	2,452
Silgan Holdings, Inc.	66,315	2,717

		14,681

Utilities—6.1%
Chesapeake Utilities Corporation	59,270	2,373
El Paso Electric Co.	91,620	2,959
Portland General Electric Co.	118,495	2,996
UIL Holdings Corporation	87,185	2,820
WGL Holdings, Inc.	74,300	2,860

		14,008

Energy—6.0%
Berry Petroleum Co. Class “A”	44,794	2,380
*Complete Production Services, Inc.	72,285	2,411
*Forest Oil Corporation	89,128	2,381
*Key Energy Services, Inc.	131,980	2,376
*Magnum Hunter Resources Corporation	366,931	2,480
*Northern Oil and Gas, Inc.	80,923	1,792

		13,820

Health Care—5.9%
*CONMED Corporation	81,345	2,316
*Greatbatch, Inc.	84,780	2,274
Invacare Corporation	82,765	2,747
*Magellan Health Services, Inc.	64,980	3,557
*Mednax, Inc.	35,348	2,552

		13,446

Consumer Staples—2.4%
J&J Snack Foods Corporation	35,817	1,786
Spartan Stores, Inc.	192,025	3,750

		5,536

Total Common Stocks—96.7% (cost $201,516)		222,025

See accompanying Notes to Financial Statements.

66 Semi-Annual Report	June 30, 2011

Small Cap Value Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $5,922, collateralized by FHLMC, 2.000%, due 12/3/15	$5,922	$5,922

Total Repurchase Agreement—2.6% (cost $5,922)		5,922

Total Investments—99.3% (cost $207,438)		227,947
Cash and other assets, less liabilities—0.7%		1,496

Net assets—100.0%		$229,443

*Non-income producing securities

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 67

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

MID CAP VALUE FUND

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Mid Cap Value Fund posted a 5.86% increase for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Russell Midcap® Value Index, gained 6.69%.

The Fund narrowly trailed its Russell Midcap® Value benchmark during the year-to-date period. After a near-uninterrupted rally since August of last year, U.S. equities stumbled during May and June. Mid cap value stocks, as measured by the Russell Midcap® Value Index, corrected 7% during that period, but rallied in late-June to close the quarter down modestly and to remain in positive territory for the year-to-date period.

The first four months of 2011 witnessed a continuation of the upward trend in stock prices, primarily driven by solid corporate fundamentals and reasonable stock valuations. But 2011 to date has mirrored 2010: a strong start to the year followed by a mid-year correction primarily due to disappointing economic data and European sovereign debt woes. Specifically, the most recent correction came on the heels of heightened Greek sovereign debt concerns, sluggish jobs data in the U.S., a potential Chinese housing market downturn, the U.S. government debt ceiling negotiations, uncertainty around the end of the Federal Reserve’s quantitative easing (QE2) and a U.S. housing market that remains on life support. While the negatives are plentiful, the market’s ability to produce positive returns for the year is telling. Investors continue to focus on healthy corporate fundamentals and on an economy that is slowly recovering, albeit in fits and starts.

From a sector perspective during the first half of the year, the typically defensive Health Care sector was the standout performer, up 19.43%. Consumer Discretionary (+10.17%), Consumer Staples (+11.80%) and Utilities (+11.47%) also outperformed. Energy modestly outperformed (+8.46%) year-to-date, despite its 7% selloff during the second quarter. Financials, the largest weight in the Russell Midcap® Value Index, returned only 2.92%, while Information Technology was the weakest performer with a -0.78% return.

The Fund’s modest underperformance for the first half of the year is attributable to stock selection. The Financials sector pulled down relative results with underperformance by Fifth Third Bancorp and The Hanover Insurance Group, Inc. Industrials stock selection also lagged due to Oshkosh Corporation. On the upside, Materials stock selection boosted relative performance with both Carpenter Technology Corporation and Lubrizol Corporation outperforming.

For the second quarter specifically, the Fund’s narrow underperformance was the result of somewhat offsetting stock selection dynamics across sectors. Specifically, we had positive stock selection in Materials (e.g., Carpenter Technology Corporation) and Health Care (e.g., Hill-Rom Holdings, Inc.). Information Technology stock selection was also positive as we did not own some of the sector’s biggest underperformers during the quarter. However, Energy (e.g., Forest Oil Corporation) and Financials (e.g., The Hanover Group) stock selection pulled our relative return into the red.

The second quarter correction has kept the broad equity market valuation in check while corporate fundamentals continue to improve. Because of this and despite the macroeconomic and geopolitical headwinds, we believe the market remains relatively balanced looking forward. We believe investors will continue to differentiate between quality businesses and those that benefitted primarily from the initial economic recovery. Investors already may be making this distinction as stock correlations have fallen from the elevated levels seen over the

68 Semi-Annual Report	June 30, 2011

past few years. This should bode well for our style of investing and for active management generally. In the end, however, while we factor various economic scenarios into our stock picking, we devote our time on constructing the portfolio from a bottom-up perspective. As always, we remain focused on finding quality companies at discount prices and corporate transformation opportunities. We believe building a portfolio with these types of companies should produce solid investment results over the long term.

June 30, 2011	William Blair Funds 69

Mid Cap Value Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Yr	Since Inception(a)
Class N	5.86%	32.15%	12.47%
Class I	5.86	32.36	12.74
Russell Midcap® Value Index	6.69	34.28	12.17
(a)	For the period May 3, 2010 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium Capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of Midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

70 Semi-Annual Report	June 30, 2011

Mid Cap Value Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—28.1%
Alexandria Real Estate Equities, Inc.	715	$55
Allied World Assurance Co. Holdings, Ltd.†	960	55
Ameriprise Financial, Inc.	1,425	82
Apartment Investment & Management Co.	2,150	55
Brandywine Realty Trust	5,075	59
Discover Financial Services	3,605	97
Fifth Third Bancorp	7,615	97
*Forest City Enterprises, Inc. Class “A”	3,395	64
Hancock Holding Co.	1,915	59
Host Hotels & Resorts, Inc.	3,000	51
New York Community Bancorp, Inc.	3,210	48
PartnerRe, Ltd.†	595	41
People’s United Financial, Inc.	5,880	79
Realty Income Corporation	1,560	52
SL Green Realty Corporation	690	57
The Hanover Insurance Group, Inc.	1,400	53
Unum Group	2,600	66
Validus Holdings, Ltd.†	1,640	51
Ventas, Inc.	790	42

		1,163

Industrials—12.8%
Cintas Corporation	2,260	75
Eaton Corporation	1,115	57
*Oshkosh Corporation	1,065	31
Parker Hannifin Corporation	710	64
Republic Services, Inc.	2,675	82
Rockwell Collins, Inc.	1,080	66
Snap-On, Inc.	685	43
Southwest Airlines Co.	4,195	48
*URS Corporation	1,390	62

		528

Consumer Discretionary—12.3%
Autoliv, Inc.	520	41
Chico’s FAS, Inc.	3,790	58
*DISH Network Corporation	1,710	52
Genuine Parts Co.	1,280	70
International Game Technology	3,585	63
Meredith Corporation	1,240	38
Newell Rubbermaid, Inc.	4,045	64
VF Corporation	610	66
Wyndham Worldwide Corporation	1,700	57

		509

Utilities—10.1%
DTE Energy Co.	1,210	60
Northeast Utilities	1,610	57
PPL Corporation	2,485	69
TECO Energy, Inc.	2,890	54
WGL Holdings, Inc.	1,265	49
Wisconsin Energy Corporation	1,935	61
Xcel Energy, Inc.	2,795	68

		418

† = U.S. listed foreign security

*Non-income producing securities

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Information Technology—7.3%
*Atmel Corporation	2,090	$29
*Ingram Micro, Inc. Class “A”	2,705	49
TE Connectivity, Ltd.†	1,840	68
VeriSign, Inc.	2,195	73
Xerox Corporation	8,035	84

		303

Energy—7.0%
Patterson-UTI Energy, Inc.	1,675	53
*Petrohawk Energy Corporation	1,355	33
Pioneer Natural Resources Co.	625	56
*Rowan Cos., Inc.	1,095	43
SM Energy Co.	755	56
*Whiting Petroleum Corporation	885	50

		291

Health Care—6.3%
CIGNA Corporation	1,320	68
Hill-Rom Holdings, Inc.	1,520	70
*Laboratory Corporation of America Holdings	615	59
*Mettler-Toledo International, Inc.†	390	66

		263

Materials—6.2%
Airgas, Inc.	800	56
Carpenter Technology Corporation	970	56
FMC Corporation	650	56
Sonoco Products Co.	1,440	51
Steel Dynamics, Inc.	2,250	37

		256

Consumer Staples—5.5%
ConAgra Foods, Inc.	2,385	61
Corn Products International, Inc.	915	51
HJ Heinz Co.	1,240	66
The Kroger Co.	1,970	49

		227

Total Common Stocks—95.6% (cost $3,595)		3,958

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 6/30/11, due 7/1/11, repurchase price $150, collateralized by U.S. Treasury Bill, 0.020%, due 8/11/11	$150	150

Total Repurchase Agreement—3.6% (cost $150)		150

Total Investments—99.2% (cost $3,745)		4,108
Cash and other assets, less liabilities—0.8%		35

Net assets—100.0%		$4,143

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 71

Fixed Income Markets Overview

Summary

The first half of 2011 was marked by market volatility, as geopolitical events during the first quarter and renewed concerns over the European sovereign debt crisis during the second quarter weighed on capital markets.

During the first quarter, improvements in the U.S. economy offset concerns stemming from geopolitical events, continued concern about the fiscal situations in certain European countries, and the U.S. budget deficit. The markets reacted favorably to U.S. economic data released during the quarter, which revealed that growth continued, the labor market had improved, and inflation expectations remained in check. However, global events had a mitigating effect on the market’s optimism. The seminal event during the quarter was the Japanese earthquake and tsunami that caused explosions at nuclear power plants in northern Japan. Political unrest throughout Northern Africa and the Middle East resulted in heightened market volatility and a spike in oil prices. The markets remained concerned over the precarious fiscal situation of Portugal, Ireland, Greece, and Spain, and the potential growth-hindering impact that austerity measures might have on the Eurozone region.

The Greek debt crisis took center stage during the second quarter, although concerns over other European countries continued. A string of disappointing economic data releases rekindled fears of a “double-dip” recession in the U.S. New figures on employment, housing, manufacturing, consumer spending, and other indicators pointed to a slowdown in growth from relatively modest first-quarter levels.

Interest rates rose during the first quarter but fell during the second. Year-to-date, interest rates have declined and fixed income instruments generated positive returns. The 10-year Treasury note yielded 3.17% at the end of June, compared to 3.47% at the end of March, and 3.29% at the end of 2010.

Outlook

The Federal Reserve Board’s Quantitative Easing II program expired with a whimper, not a bang. We believe the program was a successful endeavor on the part of the Fed to “reflate” the economy and to prevent deflation. At its meeting on June 22, The Federal Reserve’s Federal Open Market Committee (“FOMC”) left the Federal Funds target rate unchanged at a range of 0.00% - 0.25%.

The FOMC views the recent spike in food and energy prices to be a temporary aberration. In fact, the Fed said that it expects inflation to “subside to levels at or below those consistent with the Committee’s dual mandate.”

U.S. economic data continues to show very modest economic growth. Unemployment remains stubbornly high, and until there is improvement in job creation, the housing market is likely to remain in a depressed state.

Until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, we believe the Fed will leave its Federal Funds target rate at that level, which may remain the case through the balance of 2011 and into next year.

72 Semi-Annual Report	June 30, 2011

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Bond Fund

The Bond Fund posted a 2.90% increase on a total return basis (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Barclays Capital Aggregate Index, gained 2.72%.

The Fund posted positive performance results, in spite of what could be considered headwinds to our style of investing. Security selection was the main driver of Fund performance.

The Fund has been defensively positioned against rising interest rates, which worked well for the Fund in the first quarter but worked against it during the second.

U.S. Treasury securities were the best performing asset class during the second quarter. The “spread” between U.S. Treasury securities and Corporate bonds widened as interest rates fell during the second quarter. High yield bonds underperformed investment grade securities by 1.25% over this time period.

The Fund typically overweights Corporate bonds and underweights U.S. Treasury securities, so the Fund’s investment style proved challenging to relative performance during the quarter. However, security selection results in the Corporate and Mortgage-Backed sectors mitigated the magnitude of the Fund’s relative underperformance.

Several of the Fund’s Corporate bond holdings had a positive impact on performance during the quarter. Motorola Solutions, Inc. continued to be a stellar performer for the Fund. In addition, positions in Georgia-Pacific LLC, Comcast Corporation, JPMorgan Chase & Co., and Anheuser-Busch InBev Worldwide, Inc. were additive to performance as their incremental yield offset the impact of widening risk spreads during the quarter.

The Fund’s Mortgage-Backed securities holdings were another source of value during the quarter. The Fund emphasizes specified pools with low loan balances, seasoning, or above-market coupon rates in an attempt to earn a yield advantage while experiencing slower-than-expected prepayment speeds. During the second quarter, the Fund’s holdings in such securities had a positive effect on performance.

We believe the Fund’s investment strategy is designed to help the Fund hold its ground in market conditions such as those just experienced in the first half of the year, and the Fund did just that.

Security selection within the Mortgage-backed and Corporate bond sectors—which provide more yield than U.S. Treasury securities—provided a solid underpinning to the Fund. On the other hand, the Fund’s defensive interest rate positioning was a limiting factor as interest rates have declined since the start of the year.

The Fund’s holdings of High Yield Corporate bonds performed strongly, as did its holdings of investment grade Corporate securities. The Fund’s holdings of longer-dated TIPS (Treasury Inflation Protected Securities) also benefitted the Fund.

June 30, 2011	William Blair Funds 73

Motorola Solutions was a standout performer for the Fund. Motorola Solutions represents one of the two units of Motorola spun off by the company this year (the other being Motorola Mobility). Motorola Solutions represents the more commercial mobile phone handset business, whose customers include police and fire departments, while Motorola Mobility makes retail phone handsets. We believe Motorola Solutions has a more stable, predictable business, while Motorola Mobility’s business is much more cyclical in nature. Confusion about these new yet different business units resulted in conflicting opinions about the ratings of Motorola Solution’s bonds from different rating agencies, with the company actually receiving both investment grade as well as high yield ratings on its newly-issued bonds.

We, however, conduct our own research about every company whose bonds we buy, and do not exclusively rely on the rating agencies. We identified Motorola Solution’s Bonds—overlooked by the largest fix income managers because of the divergent opinions of the rating agencies and the relatively small $400 million size of the offering—as an attractive value. The convergence of positive opinions by the rating agencies about Motorola Solutions resulted in price appreciation for its bonds, and a success for our research efforts.

The Fund continues to maintain its overweight position—versus its benchmark—to “spread” products: Corporate Bonds, Mortgage-backed securities and Asset-backed securities. The Fund maintains its exposure to Treasury Securities through its holdings of TIPs (Treasury Inflation-Protected Securities).

In particular, the Fund maintains an overweight allocation to Corporate Bonds. In the current low growth, low inflation environment, corporate balance sheets have improved drastically, which improves the quality profile of corporate bonds. Investment ratings on some securities have risen. We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should remain favorable for Corporate bonds.

Within our Mortgage-backed securities holdings, we favor securities that we believe are less likely to be refinanced through emphasizing specified pools with low loan balances and above-market coupon rates. Put simply, we are seeking pools least likely to be “called away,” or pre-paid as interest rates decline and refinancings increase. The Fund has benefitted from this strategy, especially given the fact that lenders have more stringent financial criteria in place for borrowers to refinance their existing mortgages. Higher coupon mortgages, in turn, provide a cushion through better convexity characteristics, because they typically do not decline as much when interest rates fall. Finally, this strategy enables the Fund to generate and maintain the Fund’s cash flow and current income.

74 Semi-Annual Report	June 30, 2011

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	Since Inception(a)
Class N	2.90%	5.43%	7.51%	6.41%
Class I	3.09	5.64	7.68	6.59
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.46	6.07
(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

June 30, 2011	William Blair Funds 75

Bond Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.0%
U.S. Treasury Inflation Indexed Notes/Bonds—7.8%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$8,207	$11,245
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	735	781
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,345	3,816

Total U.S. Treasury Inflation Indexed Notes/Bonds		15,842

U.S. Treasury—1.0%
U.S. Treasury Bond, 3.875%, due 8/15/40	500	458
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,000	1,512

Total U.S. Treasury Obligations		1,970

Government National Mortgage Association (GNMA)—4.6%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	136
GNR 2006-67 GB, 4.588%, due 9/16/34, VRN	1,540	1,663
#699118, 6.000%, due 9/15/38	6,702	7,527

Total GNMA Mortgage Obligations		9,326

Federal Home Loan Mortgage Corp. (FHLMC)—9.0%
#G90024, 7.000%, due 1/20/13	22	23
#G30093, 7.000%, due 12/1/17	34	38
#G30255, 7.000%, due 7/1/21	73	84
#G12792, 4.500%, due 12/1/21	391	418
#D95897, 5.500%, due 3/1/23	205	221
#G30372, 5.000%, due 9/1/27	512	551
#G01728, 7.500%, due 7/1/32	290	339
#C01385, 6.500%, due 8/1/32	346	392
#G02141, 6.000%, due 3/1/36	1,714	1,909
#A62179, 6.000%, due 6/1/37	971	1,082
#A63539, 6.000%, due 7/1/37	1,175	1,309
#A62858, 6.500%, due 7/1/37	622	702
#G03170, 6.500%, due 8/1/37	1,654	1,867
#A66843, 6.500%, due 10/1/37	2,303	2,620
#A78138, 5.500%, due 6/1/38	1,264	1,384
#A81799, 6.500%, due 9/1/38	2,771	3,153
#C03665, 9.000%, due 4/1/41	1,916	2,357

Total FHLMC Mortgage Obligations		18,449

Federal National Mortgage Association (FNMA)—26.6%
#535559, 7.500%, due 9/1/12	31	31
#689612, 5.000%, due 5/1/18	360	387
#695910, 5.000%, due 5/1/18	744	809
#747903, 4.500%, due 6/1/19	330	353
#745735, 5.000%, due 3/1/21	801	867
#253847, 6.000%, due 5/1/21	215	236
#900725, 6.000%, due 8/1/21	184	202
#AD8164, 4.000%, due 8/1/25	1,267	1,330
#545437, 7.000%, due 2/1/32	181	209
#545759, 6.500%, due 7/1/32	1,927	2,193
#254548, 5.500%, due 12/1/32	761	829

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#684601, 6.000%, due 3/1/33		$1,946	$2,184
#190340, 5.000%, due 9/1/33		1,627	1,739
#254868, 5.000%, due 9/1/33		806	861
#739243, 6.000%, due 9/1/33		1,814	2,023
#739331, 6.000%, due 9/1/33		844	941
#555800, 5.500%, due 10/1/33		341	371
#725027, 5.000%, due 11/1/33		635	678
#555880, 5.500%, due 11/1/33		410	447
#555946, 5.500%, due 11/1/33		763	837
#756153, 5.500%, due 11/1/33		2,126	2,330
#725231, 5.000%, due 2/1/34		662	708
#725205, 5.000%, due 3/1/34		1,417	1,514
#725220, 5.000%, due 3/1/34		610	652
#725232, 5.000%, due 3/1/34		3,049	3,259
#725238, 5.000%, due 3/1/34		1,412	1,509
#763798, 5.500%, due 3/1/34		445	486
#725424, 5.500%, due 4/1/34		441	480
#725611, 5.500%, due 6/1/34		433	472
#786546, 6.000%, due 7/1/34		843	935
#787816, 6.000%, due 7/1/34		875	975
#190353, 5.000%, due 8/1/34		465	497
#357883, 5.000%, due 5/1/35		994	1,062
#745092, 6.500%, due 7/1/35		1,024	1,165
#357944, 6.000%, due 9/1/35		113	125
#829306, 6.000%, due 9/1/35		308	341
#843487, 6.000%, due 10/1/35		260	289
#849191, 6.000%, due 1/1/36		162	180
#848782, 6.500%, due 1/1/36		732	831
#745349, 6.500%, due 2/1/36		1,065	1,213
#895637, 6.500%, due 5/1/36		448	508
#831540, 6.000%, due 6/1/36		183	203
#745802, 6.000%, due 7/1/36		603	672
#886220, 6.000%, due 7/1/36		1,250	1,393
#893318, 6.500%, due 8/1/36		228	259
#909480, 6.000%, due 2/1/37		1,295	1,436
#928561, 6.000%, due 8/1/37		726	809
#948689, 6.000%, due 8/1/37		1,681	1,857
#888967, 6.000%, due 12/1/37		1,651	1,840
#962058, 6.500%, due 3/1/38		4,293	4,907
#934006, 6.500%, due 9/1/38		1,512	1,728
#986856, 6.500%, due 9/1/38		987	1,120
#991911, 7.000%, due 11/1/38		724	848

Total FNMA Mortgage Obligations			54,130

Non-Agency Mortgage-Backed Obligations—0.3%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	179
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 3.815%, 8/25/34, VRN	AAA	432	386

Total Non-Agency Mortgage-Backed Obligations			565

See accompanying Notes to Financial Statements.

76 Semi-Annual Report	June 30, 2011

Bond Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—4.2%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	$2,000	$2,167
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,230	2,330
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	2,255	2,395
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,712	1,717

Total Asset-Backed Securities			8,609

Corporate Obligations—45.5%
CME Group, Inc., 5.750%, due 2/15/14	AA	700	778
Bank of America Corporation, 7.375%, due 5/15/14	A+	700	787
American Express Co., 7.250%, due 5/20/14	A+	500	572
AT&T, Inc., 5.100%, due 9/15/14	A2	1,250	1,374
D.R. Horton, Inc., 5.625%, due 9/15/14	BB	1,500	1,556
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,350	1,447
The Kroger Co., 4.950%, due 1/15/15	BBB	1,175	1,291
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-	350	372
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-	700	803
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB+	1,250	1,359
Fiserv, Inc., 3.125%, due 6/15/16	Baa2	1,825	1,815
FUEL Trust—144A, 3.984%, due 6/15/16	Baa2	2,000	1,984
SABMiller plc—144A, 6.500%, due 7/1/16	BBB+	700	810
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,350	1,503
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A	500	565
Comcast Corporation, 6.500%, due 1/15/17	BBB+	350	408
Corrections Corporation of America, 7.750%, due 6/1/17	Ba1	1,250	1,361
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	2,000	2,217
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	600	670
Smithfield Foods, Inc., 7.750%, due 7/1/17	B+	1,000	1,037
American Express Co., 6.150%, due 8/28/17	A+	1,000	1,140
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,775	2,052
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	1,100	1,241

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	$1,000	$1,172
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB	1,500	1,707
Triumph Group, Inc., 8.000%, due 11/15/17	B+	1,500	1,579
Union Pacific Corporation, 5.750%, due 11/15/17	BBB+	800	919
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	1,000	1,105
Kohl’s Corporation, 6.250%, due 12/15/17	BBB+	350	411
American Tower Corporation, 4.500%, due 1/15/18	Baa3	1,150	1,149
Morgan Stanley, 6.625%, due 4/1/18	A	2,000	2,203
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,250	1,367
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,000	1,125
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,750	1,962
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	1,000	1,160
Petrohawk Energy Corporation, 7.250%, due 8/15/18	B+	1,000	1,026
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A+	1,075	1,179
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	A-	1,000	1,258
FedEx Corporation, 8.000%, due 1/15/19	BBB	750	943
CSX Corporation, 7.375%, due 2/1/19	BBB	800	975
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,000	1,099
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,250	1,462
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A+	1,300	1,556
Owens Corning, 9.000%, due 6/15/19	BBB-	1,000	1,194
Discovery Communications LLC, 5.625%, due 8/15/19	BBB	500	553
Roper Industries, Inc., 6.250%, due 9/1/19	Baa2	1,225	1,387
Republic Services, Inc., 5.500%, due 9/15/19	BBB	1,650	1,799
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,500	1,643
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-	1,000	1,052
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	517
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba2	1,515	1,755
Jarden Corporation, 7.500%, due 1/15/20	B	1,500	1,560
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB+	1,625	1,727
United Technologies Corporation, 4.500%, due 4/15/20	A+	1,500	1,588

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 77

Bond Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1	$1,800	$1,937
Commonwealth Edison Co., 4.000%, due 8/1/20	A-	1,000	990
Alcoa, Inc., 6.150%, due 8/15/20	BBB-	1,775	1,880
Omnicom Group, Inc., 4.450%, due 8/15/20	A-	2,000	1,984
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B+	1,000	1,080
BE Aerospace, Inc., 6.875%, due 10/1/20	BB	1,000	1,047
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB	1,500	1,529
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	1,625	1,643
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-	1,000	997
Ball Corporation, 5.750%, due 5/15/21	BB+	1,000	1,003
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-	2,000	1,975
Discovery Communications LLC, 4.375%, due 6/15/21	BBB	1,000	990
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A2	649	701
The Kroger Co., 8.000%, due 9/15/29	BBB	425	533
Conoco Funding Co., 7.250%, due 10/15/31	A1	400	493
Kohl’s Corporation, 6.000%, due 1/15/33	BBB+	1,000	1,034

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the net assets at June 30, 2011.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at June 30, 2011.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A+	$500	$530
Comcast Corporation, 6.450%, due 3/15/37	BBB+	650	695
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-	600	681
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3	900	1,016
COX Communications, Inc.— 144A, 6.950%, due 6/1/38	Baa2	350	394
General Electric Capital Corporation, 6.875%, due 1/10/39	AA+	750	849
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	1,515	1,561

Total Corporate Obligations			92,816

Total Long-Term Investments—99.0% (cost $191,646)			201,707

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $2,256, collateralized by Federal National Mortgage Association, 3.420%, due 11/24/20	AAA	2,256	2,256

Total Repurchase Agreement—1.1% (cost $2,256)			2,256

Total Investments—100.1% (cost $193,902)			203,963
Liabilities, plus cash and other assets—(0.1)%			(155)

Net assets—100.0%			$203,808

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2011

Christopher T. Vincent

INCOME FUND

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Income Fund posted a 2.48% increase on a total return basis (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, gained 2.47%.

The Fund posted positive performance results, in spite of what could be considered headwinds to our style of investing. Security selection was the main driver of Fund performance.

The Fund has been defensively positioned against rising interest rates, which worked well for the Fund in the first quarter but worked against it during the second.

U.S. Treasury securities were the best performing asset class during the second quarter. The “spread” between U.S. Treasury securities and Corporate bonds widened as interest rates fell during the second quarter. High yield bonds underperformed investment grade securities by 1.25% over this time period.

The Fund typically overweights Corporate bonds and underweights U.S. Treasury securities, so the Fund’s investment style proved challenging to relative performance during the quarter. However, security selection in the Corporate and Mortgage-backed sectors mitigated the magnitude of the Fund’s relative underperformance.

Several of the Fund’s Corporate bond holdings had a positive impact on performance during the quarter. In addition, positions in Georgia-Pacific LLC, Comcast Corporation, J.P. Morgan Chase & Co., and Anheuser-Busch/InBev Worldwide, Inc. were additive to performance as their incremental yield offset the impact of widening risk spreads during the quarter.

The Fund’s Mortgage-Backed securities holdings were another source of value during the quarter. The Fund emphasizes specified pools with low loan balances, seasoning, or above-market coupon rates in an attempt to earn a yield advantage while experiencing slower-than-expected prepayment speeds. During the second quarter, the Fund’s holdings in such securities had a positive effect on performance.

We believe the Fund’s investment strategy is designed to help the Fund hold its ground in market conditions such as those just experienced in the first half of the year, and the Fund did just that.

Security selection within the Mortgage-backed and Corporate bond sectors—which provide more yield than U.S. Treasury securities—provided a solid underpinning to the Fund. On the other hand, the Fund’s defensive interest rate positioning was a limiting factor as interest rates have declined since the start of the year.

An allocation to longer-dated TIPS (Treasury Inflation Protected Securities) also benefitted the Fund. TIPS have been the strongest-performing segment of the investment-grade bond market year-to-date. We find appeal in TIPS because they offer protection against unexpected inflation as well as diversification benefits.

June 30, 2011	William Blair Funds 79

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.48%	4.56%	5.26%	4.13%	4.03%
Class I	2.60	4.83	5.47	4.33	4.20
Barclays Capital Intermediate Government/Credit Bond Index	2.47	3.77	5.76	6.08	5.35

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

80 Semi-Annual Report	June 30, 2011

Income Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—41.7%
U.S. Treasury Inflation Indexed Notes/Bonds—4.7%
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	$3,903	$4,452

U.S. Treasury—4.0%
U.S. Treasury Note, 3.125%, due 5/15/19	500	516
U.S. Treasury Note, 2.625%, due 8/15/20	2,500	2,420
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	1,185	896

Total U.S. Treasury Obligations		3,832

Government National Mortgage Association (GNMA)—0.2%
#780405, 9.500%, due 11/15/17	128	139
#357322, 7.000%, due 9/15/23	83	96

Total GNMA Mortgage Obligations		235

Federal Home Loan Mortgage Corp. (FHLMC)—11.8%
#G10708, 6.500%, due 8/1/12	13	13
#E72924, 7.000%, due 10/1/13	184	190
#E81703, 7.000%, due 5/1/15	235	248
#E81697, 8.000%, due 5/1/15	566	622
#E81908, 8.500%, due 12/1/15	35	40
#J02184, 8.000%, due 4/1/16	361	387
#G90022, 8.000%, due 9/17/16	189	202
#M30028, 5.500%, due 5/1/17	30	31
#E90398, 7.000%, due 5/1/17	551	604
#E96536, 5.000%, due 3/1/18	627	678
#E97112, 4.000%, due 5/1/18	287	304
#B13459, 4.500%, due 4/1/19	199	212
#C67537, 9.500%, due 8/1/21	6	6
#D95621, 6.500%, due 7/1/22	1,721	1,940
#A45790, 7.500%, due 5/1/35	343	401
#G02141, 6.000%, due 3/1/36	953	1,062
#A66843, 6.500%, due 10/1/37	1,066	1,213
#A81799, 6.500%, due 9/1/38	1,640	1,866
#C03665, 9.000%, due 4/1/41	976	1,200

Total FHLMC Mortgage Obligations		11,219

Federal National Mortgage Association (FNMA)—21.0%
#577395, 10.000%, due 8/1/11	1	1
#254788, 6.500%, due 4/1/13	41	42
#725315, 8.000%, due 5/1/13	55	57
#593561, 9.500%, due 8/1/14	91	99
#567027, 7.000%, due 9/1/14	455	480
#567026, 6.500%, due 10/1/14	314	328
#458124, 7.000%, due 12/15/14	59	63
#576554, 8.000%, due 1/1/16	540	594
#576553, 8.000%, due 2/1/16	808	908
#555747, 8.000%, due 5/1/16	72	75
#735569, 8.000%, due 10/1/16	463	508
#725410, 7.500%, due 4/1/17	253	263
#643217, 6.500%, due 6/1/17	166	182
#679247, 7.000%, due 8/1/17	677	760
#685194, 4.500%, due 3/1/18	993	1,063
#689334, 5.000%, due 3/1/18	148	160

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#695910, 5.000%, due 5/1/18		$638	$694
#740847, 6.000%, due 10/1/18		396	434
#323501, 6.500%, due 1/1/19		129	146
#255358, 5.000%, due 9/1/19		185	200
#852864, 7.000%, due 7/1/20		1,433	1,640
#458147, 10.000%, due 8/15/20		347	391
#835563, 7.000%, due 10/1/20		612	688
#735574, 8.000%, due 3/1/22		372	444
#679253, 6.000%, due 10/1/22		895	981
FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	12
#AD8164, 4.000%, due 8/1/25		938	985
#AE1176, 4.000%, due 8/1/25		948	995
#255956, 5.500%, due 10/1/25		242	264
#806458, 8.000%, due 6/1/28		298	350
#880155, 8.500%, due 7/1/29		730	861
#797846, 7.000%, due 3/1/32		843	957
#745519, 8.500%, due 5/1/32		227	268
#654674, 6.500%, due 9/1/32		176	201
#733897, 6.500%, due 12/1/32		276	316
#886220, 6.000%, due 7/1/36		891	992
#962058, 6.500%, due 3/1/38		1,628	1,861
#991911, 7.000%, due 11/1/38		579	677

Total FNMA Mortgage Obligations			19,940

Non-Agency Mortgage-Backed Obligations—1.2%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23**§	D	676	609
First Plus Home Loan Trust, 1997-4, Tranche M2, 7.830%, 9/11/23**§	D	143	108
First Plus Home Loan Trust, 1998-3, Tranche M2, 7.920%, 5/10/24**§	Caa1	256	247
Lehman Structured Securities Corp.—144A, 2004-2, Tranche M1, 2.705%, 2/28/33, VRN§	CCC	398	182

Total Non-Agency Mortgage-Backed Obligations			1,146

Asset-Backed Securities—8.3%
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	102	103
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	1,000	1,083
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	309	312
Mercedes-Benz Auto Receivables Trust, 2009-1, Tranche A3, 1.670%, 1/15/14	AAA	341	343
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	AAA	1,500	1,567

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 81

Income Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Chase Issuance Trust, 2008-A10, Tranche A10, 0.937%, 8/17/15, VRN	AAA	$1,500	$1,519
Chase Issuance Trust, 2008-A3, Tranche A, 1.287%, 3/15/16, VRN	AAA	250	257
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,503	1,597
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.937%, 8/15/18, VRN	AAA	1,000	1,051

Total Asset-Backed Securities			7,832

Corporate Obligations—47.5%
Citigroup, Inc., 5.500%, due 4/11/13	A+	1,000	1,062
Novartis Capital Corporation, 4.125%, due 2/10/14	Aa2	1,000	1,078
CME Group, Inc., 5.750%, due 2/15/14	AA	1,000	1,111
PACCAR, Inc., 6.875%, due 2/15/14	A+	1,000	1,142
PepsiAmericas, Inc., 4.375%, due 2/15/14	Aa3	500	541
Coca-Cola Enterprises, Inc., 7.375%, due 3/3/14	A+	900	1,045
Bank of America Corporation, 7.375%, due 5/15/14	A+	500	562
St. Jude Medical, Inc., 3.750%, due 7/15/14	A	500	532
AT&T, Inc., 5.100%, due 9/15/14	A2	1,250	1,374
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1	1,000	1,072
EI du Pont de Nemours & Co., 3.250%, due 1/15/15	A	700	733
United Technologies Corporation, 4.875%, due 5/1/15	A+	1,000	1,112
Petrobras International Finance Co., 6.125%, due 10/6/16	A3	1,000	1,113
BHP Billiton Finance USA, Ltd., 5.400%, due 3/29/17	A+	1,000	1,137
ERP Operating L.P., 5.750%, due 6/15/17	BBB+	1,000	1,109
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1	1,750	1,956
Kimberly-Clark Corporation, 6.125%, due 8/1/17	A	1,000	1,180
American Express Co., 6.150%, due 8/28/17	A+	1,500	1,709
IBM Corporation, 5.700%, due 9/14/17	Aa3	1,750	2,035
Capital One Financial Corporation, 6.750%, due 9/15/17	A-	1,000	1,156
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3	1,000	1,128
Tesco plc—144A, 5.500%, due 11/15/17	A-	1,000	1,131
Abbott Laboratories, 5.600%, due 11/30/17	AA	500	579

Issuer	NRSRO Rating	Principal Amount	Value
Wells Fargo & Co., 5.625%, due 12/11/17	AA-	$750	$828
American Tower Corporation, 4.500%, due 1/15/18	Baa3	500	500
Morgan Stanley, 6.625%, due 4/1/18	A	750	826
General Electric Capital Corporation, 5.625%, due 5/1/18	AA+	1,725	1,891
Philip Morris International, Inc., 5.650%, due 5/16/18	A	1,250	1,406
Simon Property Group L.P., 6.125%, due 5/30/18	A-	1,000	1,121
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB	750	870
FedEx Corporation, 8.000%, due 1/15/19	BBB	750	942
Honeywell International, Inc., 5.000%, due 2/15/19	A	1,225	1,347
The Procter & Gamble Co., 4.700%, due 2/15/19	AA-	500	552
Unilever Capital Corporation, 4.800%, due 2/15/19	A+	500	548
Pfizer, Inc., 6.200%, due 3/15/19	AA	1,000	1,170
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,350	1,479
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1	1,000	1,076
Alcoa, Inc., 6.150%, due 8/15/20	A-	750	795
Omnicom Group, Inc., 4.450%, due 8/15/20	BBB+	750	744
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB	450	459
Progress Energy, Inc., 4.400%, due 1/15/21	BBB	750	758
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-	750	741
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 2/1/24	A2	1,428	1,542

Total Corporate Obligations			45,192

Total Long-Term Investments—98.7% (cost $88,998)			93,848

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 6/30/11, due 7/1/11, repurchase price $2,481, collateralized by U.S. Treasury Bill, 0.020%, due 8/11/11		2,481	2,481

Total Repurchase Agreement—2.6% (cost $2,481)			2,481

Total Investments—101.3% (cost $91,479)			96,329
Liabilities, plus cash and other assets—(1.3)%			(1,201)

Net assets—100.0%			$95,128

See accompanying Notes to Financial Statements.

82 Semi-Annual Report	June 30, 2011

Income Fund

Portfolio of Investments, June 30, 2011 (all amounts in thousands) (unaudited)

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. These holdings represent 1.01% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 1.20% of the net assets at June 30, 2011.

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 83

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 1.13% increase on a total return basis (Class N Shares) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.35%.

The Fund had a positive first half of 2011, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization (“NRSRO”).

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they are high quality instruments, provide excellent liquidity, and pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the first quarter.

Asset-backed Securities are another segment of the market in which we invest that offers monthly payment of principal and interest. We continued to invest in credit card securitizations issued by top-tier banking institutions. As mentioned, all Asset-backed Securities held in the Fund must maintain a rating above “A.”

Since the beginning of this year we have increased the Fund’s holdings of Asset-backed Securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices. The percentage of these floating-rate securities in the Fund’s portfolio rose from approximately 15% at the beginning of 2011 to 17% at the end of June.

The Fund purchased TIPS (Treasury Inflation-Protected Securities) earlier this year. TIPS have been the strongest-performing investment grade security. We believe in holding TIPS instead of nominal Treasuries, as TIPS provide protection against unexpected inflation and diversification benefits.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Assets in this Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to a new high “watermark” of approximately $155 million at the end of the first quarter.

84 Semi-Annual Report	June 30, 2011

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	Since Inception(a)
Class N	1.13%	1.56%	1.51%
Class I	1.31	1.71	1.64
Merrill Lynch 1-Year U.S. Treasury Note Index	0.35	0.67	0.65
(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1).

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

June 30, 2011	William Blair Funds 85

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—47.2%
U.S. Treasury Inflation Indexed Notes/Bonds—2.2%
U.S. Treasury Inflation Indexed Note, 2.000%, due 7/15/14	$2,982	$3,252

Government National Mortgage Association (GNMA)—0.5%
#781567, 5.000%, due 2/15/18	118	127
#606406, 5.000%, due 4/15/18	183	198
#003438, 4.500%, due 9/20/18	293	316
#003465, 4.500%, due 11/20/18	87	93

Total GNMA Mortgage Obligations		734

Federal Home Loan Mortgage Corp. (FHLMC)—13.1%
#M80931, 5.500%, due 8/1/11	9	9
#M80953, 4.000%, due 12/1/11	221	224
#M80970, 4.500%, due 5/1/12	44	44
#B18053, 5.000%, due 3/1/15	80	84
#G11885, 5.000%, due 1/1/16	251	269
#E86134, 5.000%, due 11/1/16	231	248
#E96536, 5.000%, due 3/1/18	391	423
#E95355, 5.000%, due 4/1/18	492	531
#E01377, 4.500%, due 5/1/18	486	517
#G11618, 4.500%, due 5/1/18	2,288	2,445
#E01411, 5.000%, due 7/1/18	246	264
#E01424, 4.000%, due 8/1/18	6	7
#E99963, 4.500%, due 10/1/18	140	150
#E01488, 5.000%, due 10/1/18	524	564
#E99895, 5.000%, due 10/1/18	1,027	1,110
#G12093, 4.500%, due 12/1/18	630	673
#B11386, 5.000%, due 12/1/18	227	246
#B11362, 5.500%, due 12/1/18	33	35
#G13367, 5.500%, due 12/1/18	182	198
#E01545, 5.000%, due 1/1/19	300	323
#B12826, 4.500%, due 3/1/19	429	459
#G11766, 5.000%, due 3/1/19	214	231
#G18001, 4.500%, due 7/1/19	280	299
#G11596, 5.500%, due 8/1/19	240	261
#B16291, 5.000%, due 9/1/19	1,803	1,949
#G11690, 4.000%, due 2/1/20	41	44
#G18045, 5.000%, due 3/1/20	234	253
#G11892, 4.000%, due 4/1/20	248	263
#B19078, 5.000%, due 4/1/20	158	171
#G18048, 5.000%, due 4/1/20	158	171
#J08152, 5.000%, due 5/1/20	201	217
#G11720, 4.500%, due 8/1/20	51	55
#G12394, 5.000%, due 5/1/21	298	322
#G13296, 5.000%, due 5/1/21	794	858
#G12113, 5.500%, due 5/1/21	395	431
#G12286, 5.000%, due 7/1/21	164	177
#E02322, 5.500%, due 5/1/22	44	49
#J06484, 5.500%, due 11/1/22	927	1,011
#C00351, 8.000%, due 7/1/24	145	172
#G00363, 8.000%, due 6/1/25	175	208
#C80329, 8.000%, due 8/1/25	44	52
#J13022, 4.000%, due 9/1/25	2,936	3,081

Total FHLMC Mortgage Obligations		19,098

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(contunued)
Federal National Mortgage Association (FNMA)—31.4%
#255325, 4.500%, due 7/1/11	$41	$41
#256224, 5.500%, due 4/1/16	44	48
#256559, 5.500%, due 1/1/17	24	25
#256606, 5.500%, due 2/1/17	32	34
#256646, 5.500%, due 3/1/17	23	26
#545898, 5.500%, due 9/1/17	668	726
#545899, 5.500%, due 9/1/17	765	831
#257067, 5.000%, due 1/1/18	111	117
#663692, 5.000%, due 1/1/18	317	343
#674713, 5.000%, due 1/1/18	25	27
#679305, 5.000%, due 1/1/18	107	116
#254591, 5.500%, due 1/1/18	499	540
#677680, 4.500%, due 2/1/18	18	19
#681310, 4.500%, due 2/1/18	405	434
#683100, 5.500%, due 2/1/18	623	681
#254684, 5.000%, due 3/1/18	35	38
#675717, 5.000%, due 3/1/18	481	520
#681361, 5.000%, due 3/1/18	125	135
#656564, 5.000%, due 4/1/18	2,288	2,473
#696677, 5.000%, due 4/1/18	164	178
#702888, 5.000%, due 4/1/18	154	167
#929388, 4.500%, due 5/1/18	595	634
#254721, 5.000%, due 5/1/18	380	410
#702332, 5.000%, due 5/1/18	80	87
#704049, 5.500%, due 5/1/18	1,167	1,279
#735357, 5.500%, due 5/1/18	1,899	2,079
#254785, 4.000%, due 6/1/18	292	309
#555622, 4.500%, due 6/1/18	498	533
#656573, 5.000%, due 6/1/18	331	358
#709848, 5.000%, due 6/1/18	292	316
#713380, 4.000%, due 7/1/18	273	289
#254802, 4.500%, due 7/1/18	413	442
#713807, 4.500%, due 7/1/18	243	260
#735003, 5.500%, due 7/1/18	1,781	1,949
#254840, 4.000%, due 8/1/18	137	145
#711991, 5.000%, due 8/1/18	277	299
#254919, 4.000%, due 9/1/18	35	37
#740444, 4.500%, due 9/1/18	395	422
#734741, 4.000%, due 10/1/18	27	29
#743183, 5.000%, due 10/1/18	120	130
#255003, 4.000%, due 11/1/18	17	18
#747823, 4.000%, due 11/1/18	734	777
#749596, 5.000%, due 11/1/18	424	458
#745237, 5.000%, due 12/1/18	101	109
#725171, 4.000%, due 1/1/19	17	18
#255079, 5.000%, due 2/1/19	50	54
#766276, 5.000%, due 3/1/19	524	566
#MA0045, 4.000%, due 4/1/19	613	648
#255233, 4.000%, due 5/1/19	625	661
#725445, 4.500%, due 5/1/19	1,123	1,202
#785259, 5.000%, due 8/1/19	522	565
#725953, 5.000%, due 10/1/19	146	159
#745240, 4.500%, due 12/1/19	646	691
#735401, 5.500%, due 3/1/20	401	436
#735646, 4.500%, due 7/1/20	764	817
#745440, 4.500%, due 7/1/20	14	14
#825912, 4.000%, due 9/1/20	78	82
#MA0517, 4.000%, due 9/1/20	1,278	1,352

See accompanying Notes to Financial Statements.

86 Semi-Annual Report	June 30, 2011

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(contunued)
Federal National Mortgage Association (FNMA)—(contunued)
#836016, 4.500%, due 9/1/20		$994	$1,063
#MA0548, 3.500%, due 10/1/20		2,311	2,407
#879607, 5.500%, due 4/1/21		170	186
#881284, 4.500%, due 12/1/21		1,434	1,529
#190988, 9.000%, due 6/1/24		227	268
#AC9560, 5.000%, due 1/1/25		4,815	5,217
#AD0855, 4.000%, due 3/1/25		196	206
#932723, 4.000%, due 4/1/25		881	925
#935995, 4.000%, due 6/1/25		247	259
#AD4677, 4.000%, due 6/1/25		1,997	2,097
#AD8164, 4.000%, due 8/1/25		2,157	2,265
#AE1176, 4.000%, due 8/1/25		1,066	1,120
#AH2671, 4.000%, due 1/1/26		2,025	2,127

Total FNMA Mortgage Obligations			45,822

Asset-Backed Securities—39.4%
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA	342	343
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	226	228
Daimler Chrysler Auto Trust, 2008-B, Tranche A3A, 4.710%, 9/10/12	AAA	31	31
BMW Vehicle Lease Trust, 2010-1, Tranche A2, 0.580%, 9/17/12	Aaa	428	428
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	406	406
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.637%, 10/15/12, VRN	AAA	200	200
Ford Credit Auto Owner Trust, 2010-B, Tranche A2, 0.650%, 12/15/12	Aaa	736	736
Chrysler Financial Auto Securitization Trust, 2010-A, Tranche A2, 0.690%, 1/8/13	AAA	878	879
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/15/13	AAA	398	401
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	197	199
Nissan Auto Lease Trust, 2010-A, Tranche A2, 1.100%, 3/15/13	AAA	345	345
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	215	217
Ford Credit Auto Owner Trust, 2009-A, Tranche A3B, 2.687%, 5/15/13, VRN	AAA	538	541
Harley-Davidson Motorcycle Trust, 2007-1, Tranche A4, 5.210%, 6/17/13	AAA	383	387
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	392	395
American Express Issuance Trust, 2007-2, Tranche A, 0.437%, 7/15/13, VRN	AAA	373	373
Ally Auto Receivables Trust, 2010-3, Tranche A2, 0.287%, 8/15/13, VRN	AAA	726	726

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(contunued)
BMW Vehicle Lease Trust, 2009-1, Tranche A4, 3.660%, 8/15/13	AAA	$500	$502
Ford Credit Auto Owner Trust, 2009-B, Tranche A3, 2.790%, 8/15/13	AAA	308	311
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	791	798
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	712	716
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	540	542
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,166
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	1,272	1,282
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	222	222
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA	864	868
USAA Auto Owner Trust, 2008-3, Tranche A4, 4.710%, 2/18/14	AAA	45	45
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	496	500
Citibank Credit Card Issuance Trust, 2009-A1, Tranche A1, 1.937%, 3/17/14, VRN	AAA	200	202
Volkswagen Auto Lease Trust, 2009-A, Tranche A4, 4.590%, 3/17/14	AAA	2,000	2,013
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,844
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	300	302
Citibank Credit Card Issuance Trust, 2009-A2, Tranche A2, 1.737%, 5/15/14, VRN	AAA	500	506
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	500	503
Chase Issuance Trust, 2007-A9, Tranche A, 3.151%, 6/16/14, VRN	AAA	2,000	1,999
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	71	72
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.537%, 7/15/14, VRN	AAA	605	608
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	837	841
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	500	500
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	1,495	1,513
American Express Credit Account Master Trust, 2009-1, Tranche A, 1.537%, 12/15/14, VRN	AAA	450	455

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 87

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(contunued)
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.337%, 1/15/15, VRN	AAA	$2,000	$2,022
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.217%, 3/16/15, VRN	AAA	1,778	1,776
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	500	502
Discover Card Master Trust, 2007-A2, Tranche A2, 0.587%, 6/15/15, VRN	AAA	192	193
MBNA Credit Card Master Note Trust, 2006-A2, Tranche A2, 0.247%, 6/15/15, VRN	AAA	200	200
Discover Card Master Trust I, 2005-4, Tranche A2, 0.277%, 6/16/15, VRN	AAA	77	77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	852	893
Chase Issuance Trust, 2008-A10, Tranche A10, 0.937%, 8/17/15, VRN	AAA	2,000	2,026
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.487%, 9/15/15, VRN	AAA	2,000	2,005
Discover Card Master Trust, 2010-A1, Tranche A1, 0.837%, 9/15/15, VRN	Aaa	347	350
Ford Credit Floorplan Master Owner Trust, 2010-A5, Tranche A2, 0.887%, 9/15/15, VRN	AAA	1,800	1,806
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA	685	700
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.437%, 11/16/15, VRN	AAA	500	501
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.787%, 2/15/16, VRN	AAA	1,000	996
Chase Issuance Trust, 2008-A3, Tranche A, 1.287%, 3/15/16, VRN	AAA	2,000	2,051
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,250	2,467
Ally Master Owner Trust, 2011-3, Tranche A1, 0.817%, 5/15/16, VRN	Aaa	1,100	1,100
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	60
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,506
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,721	1,828
Discover Card Master Trust, 2011-A1, Tranche A1, 0.537%, 8/15/16, VRN	Aaa	1,400	1,405
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	2,000	2,000
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.737%, 1/15/17, VRN	Aaa	500	503
Discover Card Master Trust, 2010-A2, Tranche A2, 0.767%, 3/15/18, VRN	AAA	350	353

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(contunued)
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.937%, 8/15/18, VRN	Aaa	$2,000	$2,103
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.267%, 12/16/19, VRN	AAA	215	212
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.447%, 8/16/21, VRN	AAA	300	298
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,498	1,502

Total Asset-Backed Securities			57,580

Corporate Obligations—12.9%
American Express Bank FSB, 0.316%, due 5/29/12, VRN	A+	500	499
General Electric Capital Corporation, 3.500%, due 8/13/12	AA+	1,000	1,030
Bank of America Corporation, 5.375%, due 9/11/12	A+	1,000	1,048
ConocoPhillips, 4.750%, due 10/15/12	A1	1,000	1,052
Citigroup, Inc., 5.300%, due 10/17/12	A+	1,000	1,050
Wells Fargo & Co., 5.250%, due 10/23/12	AA-	1,000	1,055
The Procter & Gamble Co., 0.301%, due 11/14/12, VRN	AA-	700	701
The Walt Disney Co., 4.700%, due 12/1/12	A	1,000	1,056
Hewlett-Packard Co., 4.500%, due 3/1/13	A+	1,000	1,059
General Electric Capital Corporation, 0.418%, due 5/8/13, VRN	AA+	1,000	996
American Express Co., 4.875%, due 7/15/13	A+	1,000	1,063
Barclays Bank plc, 1.323%, due 1/13/14, VRN	AA-	500	502
JPMorgan Chase & Co., 1.074%, due 1/24/14, VRN	Aa3	1,000	1,003
Morgan Stanley, 1.874%, due 1/24/14, VRN	A	1,000	1,007
Bank of America Corporation, 1.693%, due 1/30/14, VRN	A+	1,000	1,002
MetLife, Inc., 2.375%, due 2/6/14	A-	1,000	1,019
The Boeing Co., 5.000%, due 3/15/14	A	375	412
Shell International Finance BV, 4.000%, due 3/21/14	Aa1	1,142	1,229
Citigroup, Inc., 1.176%, due 4/1/14, VRN	A	1,000	986
Morgan Stanley, 6.000%, due 5/13/14	A	1,000	1,089

Total Corporate Obligations			18,858

Total Long-Term Investments—99.5% (cost $144,761)			145,344

See accompanying Notes to Financial Statements.

88 Semi-Annual Report	June 30, 2011

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 6/30/11, due 7/1/11, repurchase price $3,243, collateralized by U.S. Treasury Bill, 0.020%, due 8/11/11	AAA	$3,243	$3,243

Total Repurchase Agreement—2.2% (cost $3,243)			3,243

Total Investments—101.7% (cost $148,004)			148,587
Liabilities, plus cash and other assets—(1.7)%			(2,552)

Net assets—100.0%			$146,035

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 89

Christopher T. Vincent

Kathleen M. Lynch

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The return for the six months ended June 30, 2011, of the Fund’s Class N Shares was 0.00%, versus the 0.01% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.26 billion, compared to $1.21 billion at December 31, 2010 and $1.27 billion at June 30, 2010.

The minutes from the June 22, 2011 meeting of the Federal Open Market Committee (FOMC)—which is comprised of members of the Federal Reserve’s board of governors and selected presidents of the regional Federal Reserve banks—indicated that the majority of the committee members believe that the recent spike in food and energy prices has been a temporary aberration.

The FOMC said that it believed the recent rise in inflation would “prove transitory” and that over the medium term inflation would “be subdued as long as commodity prices did not continue to rise rapidly and longer-term inflation expectations remained stable.” Furthermore, the Fed said that it expects inflation to “subside to levels at or below those consistent with the Committee’s dual mandate.”

Federal Reserve policy makers disagreed on whether additional monetary stimulus would be required, even if the outlook for economic growth remained weak, minutes of their meeting showed.

“A few members noted that, depending on how economic conditions evolve, the committee might have to consider providing additional monetary stimulus, especially if economic growth remained too slow to meaningfully reduce the unemployment rate in the medium run,” the FOMC said.

“On the other hand, a few members viewed the increase in inflation risks as suggesting that economic conditions might well evolve in a way that would warrant the committee taking steps to begin removing policy accommodation sooner than currently anticipated.”

Some Fed watchers maintain that a divided FOMC means officials are likely to prolong their low interest-rate policy.

We believe that until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, the Fed will leave its Federal Funds target rate at the current level, which may remain the case through the balance of 2011 and into next year.

We continue to favor overnight repurchase agreements, in an effort to maintain a high degree of overnight liquidity.

The Fund also continues to maintain a relatively short Average Maturity. On June 30, 2011, the Fund’s Average Maturity was approximately 33 days, compared to 40 days on December 31, 2010, and 38 days on June 30, 2010.

90 Semi-Annual Report	June 30, 2011

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2011 was 0.01%.

Average Annual Total Returns—Class N Shares period ended June 30, 2011.

	Year To Date	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund Class N	0.00%	0.01%	0.31%	1.87%	1.81%
AAA Ready Money Market Funds	0.01%	0.02%	0.36%	1.86%	1.76%

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by iMoneyNet data.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total Investments.

June 30, 2011	William Blair Funds 91

Ready Reserves Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—7.8%
Federal Home Loan Mortgage Corp. (FHLMC)—2.6%
Federal Home Loan Mortgage Corporation, 0.070%-5.500%, 7/25/11-12/15/11	$32,397	$32,532

Total Federal Home Loan Mortgage Corp. (FHLMC)		32,532

Federal National Mortgage Association (FNMA)—2.8%
Federal National Mortgage Association, 0.065%-2.000%, 7/7/11-1/9/12	35,000	35,057

Total Federal National Mortgage Association (FNMA)		35,057

U.S. Treasury—2.4%
U.S. Treasury Bills, 0.080%-0.090%, 7/28/11-8/11/11	20,000	19,999
U.S. Treasury Note, 1.000%, 8/31/11	10,000	10,014

Total U.S. Treasury		30,013

Corporate Notes—11.4%
Brown-Forman Corporation, 5.200%, 4/1/12	1,100	1,139
Caterpillar Financial Services Corporation, 5.125%-5.750%, 10/12/11-2/15/12	8,815	8,951
Citibank NA, 1.375%-1.500%, 7/12/11-8/10/11	10,060	10,068
Eli Lilly & Co., 3.550%, 3/6/12	10,000	10,209
General Electric Capital Corporation, 5.000%-5.875%, 11/15/11-4/10/12	20,500	21,035
Hewlett-Packard Co., 4.250%, 2/24/12	7,000	7,176
International Business Machines Corporation, 0.277%-0.853%, 7/28/11-6/15/12, VRN	18,575	18,584
John Deere Capital Corporation, 5.400%-5.650%, 7/25/11-10/17/11	1,250	1,261
Kimberly-Clark Corporation, 5.625%, 2/15/12	500	516
Pfizer, Inc., 4.450%, 3/15/12	6,912	7,108
Praxair, Inc., 6.375%, 4/1/12	3,731	3,897
Procter & Gamble International Funding, 1.350%, 8/26/11	15,489	15,512
Shell International Finance BV, 1.300%, 9/22/11	10,000	10,022
U.S. Bank NA, 6.375%, 8/1/11	12,045	12,105
Wells Fargo & Co., 5.300%, 8/26/11	15,000	15,112

Total Corporate Notes		142,695

Foreign Government Notes—0.6%
Canadian Wheat Board, 0.040%, 7/11/11	7,000	7,000

Total Foreign Government Notes		7,000

Commercial Paper—54.9%
Abbott Laboratories, 0.070%-0.150%, 7/11/11-8/30/11	38,450	38,448
Caterpillar Financial Services Corporation, 0.060%-0.110%, 7/1/11-8/9/11	34,000	33,999
Chevron Funding Corporation, 0.020%-0.060%, 7/5/11-7/7/11	31,000	31,000
Coca-Cola Co., 0.090%-0.220%, 7/22/11-12/5/11	40,500	40,487
Colgate-Palmolive Co., 0.060%, 7/28/11	8,000	8,000

Issuer	Principal Amount	Amortized Cost

U.S. Government and U.S. Government Agency—(continued)
Commercial Paper—(continued)
ConocoPhillips Qatar Funding, Ltd., 0.100%-0.140%, 7/6/11-8/8/11	$44,450	$44,447
Deere & Co., 0.110%, 7/8/11	5,850	5,850
General Electric Capital Corporation, 0.090%-0.120%, 7/1/11-8/11/11	24,000	23,998
Hewlett-Packard Co., 0.080%-0.090%, 7/12/11-7/18/11	35,000	35,000
IBM Corporation, 0.060%, 7/12/11-7/20/11	26,000	26,000
Illinois Tool Works, Inc., 0.080%-0.100%, 7/5/11-8/3/11	37,200	37,198
John Deere Credit, Inc., 0.050%-0.110%, 7/1/11-8/5/11	36,336	36,336
Kimberly-Clark Corporation, 0.070%, 7/11/11-7/15/11	17,000	17,000
Merck & Co., 0.080%-0.110%, 8/1/11-8/29/11	26,805	26,801
Nestle Capital Corporation, 0.050%-0.190%, 7/13/11-9/26/11	30,000	29,994
PACCAR Financial Corporation, 0.100%-0.130%, 7/5/11-7/28/11	40,000	39,999
Pfizer, Inc., 0.060%, 7/6/11-7/12/11	29,000	29,000
Private Export Funding, 0.070%-0.200%, 7/11/11-12/1/11	44,000	43,993
Procter & Gamble Co. (The), 0.070%-0.080%, 7/5/11-7/15/11	28,000	28,000
Roche Holding, Inc., 0.080%-0.100%, 7/21/11-8/3/11	42,000	41,996
Shell International Finance BV, 0.080%-0.260%, 7/11/11-7/14/11	9,600	9,599
United Parcel Service, Inc., 0.010%-0.020%, 7/1/11-7/6/11	13,500	13,500
United Technologies Corporation, 0.030%-0.090%, 7/1/11-7/21/11	26,000	26,000
Wal-Mart Stores, Inc., 0.060%-0.080%, 7/1/11-7/26/11	24,000	24,000

Total Commercial Paper		690,645

Asset-Backed Commercial Paper—7.1%
Chariot Funding L.L.C., 0.130%, 7/8/11-7/18/11	46,000	45,999
Govco L.L.C, 0.120%-0.133%, 7/8/11-7/29/11	44,000	43,997

Total Asset-Backed Commercial Paper		89,996

Repurchase Agreements—18.5%
Bank of America, 0.040% dated 6/30/11, due 7/1/11, repurchase price $57,000, collateralized by U.S. Government Agency securities, 0.470%-1.125%, due 11/30/11-9/17/13	57,000	57,000
Barclays Capital, 0.040% dated 6/30/11, due 7/1/11, repurchase price $57,000, collateralized by FDIC guaranteed security, 1.875%, due 10/22/12	57,000	57,000
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $62,209, collateralized by FNMA, 3.420%, due 11/24/20	62,209	62,209

See accompanying Notes to Financial Statements.

92 Semi-Annual Report	June 30, 2011

Ready Reserves Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Repurchase Agreements—(continued)
Goldman Sachs, 0.060% dated 6/30/11, due 7/7/11, repurchase price $57,000, collateralized by GNMA, 3.500%-6.000%, due 10/15/33-2/15/41	$57,000	$57,000

Total Repurchase Agreements		233,209

Total Investments—100.3% (cost $1,261,147)		1,261,147
Liabilities, plus cash and other assets—(0.3)%		(3,329)

Net assets—100.0%		$1,257,818

Portfolio Weighted Average Maturity		33 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 93

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$525,163	$22,195	$580,764	$114,601
Investments in affiliated companies, at cost	—	—	61,946	—

Investments in securities, at value	$633,145	$28,291	$684,657	$143,734
Investments in affiliated companies, at value	—	—	77,398	—
Receivable for securities sold	2,183	—	4,957	108
Receivable for fund shares sold	281	20	1,062	354
Receivable from Advisor	—	8	105	3
Dividend and interest receivable	331	27	40	31

Total assets	635,940	28,346	768,219	144,230
Liabilities
Payable for investment securities purchased	—	141	1,536	—
Payable for fund shares redeemed	648	35	2,094	62
Investment advisory fee payable	378	18	668	106
Distribution fee payable	46	1	64	3
Other accrued expenses	87	18	380	25

Total liabilities	1,159	213	4,742	196

Net Assets	$634,781	$28,133	$763,477	$144,034

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$52	$4	$32	$10
Capital paid in excess of par value	506,813	25,798	717,482	110,786
Accumulated net investment income (loss)	568	22	(4,602)	(187)
Accumulated net realized gain (loss)	19,366	(3,787)	(68,780)	4,292
Net unrealized appreciation (depreciation) of investments and foreign currencies	107,982	6,096	119,345	29,133

Net Assets	$634,781	$28,133	$763,477	$144,034

Class N Shares
Net Assets	$227,488	$3,511	$320,578	$16,125
Shares Outstanding	19,080,764	474,354	13,619,458	1,152,114
Net Asset Value Per Share	$11.92	$7.40	$23.54	$14.00
Class I Shares
Net Assets	$407,293	$24,622	$442,899	$127,909
Shares Outstanding	32,842,571	3,249,767	18,138,543	8,998,183
Net Asset Value Per Share	$12.40	$7.58	$24.42	$14.21

See accompanying Notes to Financial Statements.

94 Semi-Annual Report	June 30, 2011

Statements of Operations

for the Period Ended June 30, 2011 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$3,177	$181	$975	$471
Less foreign tax withheld	(4)	(2)	(36)	—
Interest	3	—	5	1

Total income	3,176	179	944	472
Expenses
Investment advisory fees	2,295	124	4,506	554
Distribution fees	276	8	440	18
Custodian fees	12	17	17	19
Transfer agent fees	67	5	46	7
Sub-transfer agent fees
Class N	140	4	279	8
Class I	68	1	336	26
Professional fees	18	14	24	14
Registration fees	18	16	39	23
Shareholder reporting fees	22	1	122	6
Trustee fees	9	1	16	2
Other expenses	12	3	19	3

Total expenses before waiver	2,937	194	5,844	680
Expenses waived by the Advisor	—	(37)	(298)	(21)

Net expenses	2,937	157	5,546	659

Net investment income (loss)	239	22	(4,602)	(187)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	27,871	3,054	27,659	7,281

Change in net unrealized appreciation (depreciation) of investments	6,467	(1,831)	(12,408)	5,967

Net increase (decrease) in net assets resulting from operations	$34,577	$1,245	$10,649	$13,061

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 95

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund		Mid Cap Growth Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$239	$329	$22	$32	$(4,602)	$(7,283)	$(187)	$(147)
Net realized gain (loss) on investments	27,871	29,431	3,054	1,167	27,659	98,419	7,281	9,349
Change in net unrealized appreciation (depreciation) on investments	6,467	35,328	(1,831)	3,134	(12,408)	32,801	5,967	10,074

Net increase (decrease) in net assets resulting from operations	34,577	65,088	1,245	4,333	10,649	123,937	13,061	19,276
Distributions to shareholders from
Net investment income	—	(13)	—	(33)	—	—	—	—
Net realized gain	—	—	—	—	—	—	—	—

	—	(13)	—	(33)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	88,482	176,362	2,322	3,077	55,731	364,595	40,841	24,389
Shares issued in reinvestment of income dividends and capital gain distributions	—	11	—	29	—	—	—	—
Less cost of shares redeemed	(63,891)	(85,355)	(7,469)	(5,682)	(194,492)	(359,741)	(11,116)	(13,251)

Net increase (decrease) in net assets resulting from capital share transactions	24,591	91,018	(5,147)	(2,576)	(138,761)	4,854	29,725	11,138

Increase (decrease) in net assets	59,168	156,093	(3,902)	1,724	(128,112)	128,791	42,786	30,414
Net assets
Beginning of period	575,613	419,520	32,035	30,311	891,589	762,798	101,248	70,834

End of period	$634,781	$575,613	$28,133	$32,035	$763,477	$891,589	$144,034	$101,248

Undistributed net investment income (loss) at the end of the period	$568	$329	$22	$—	$(4,602)	$—	$(187)	$—

See accompanying Notes to Financial Statements.

96 Semi-Annual Report	June 30, 2011

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Assets
Investments in securities, at cost	$210,376	$38,680	$3,913,278	$96,318

Investments in securities, at value	$264,895	$47,792	$4,693,509	$116,416
Foreign currency, at value (cost $—; $302; $20,549; $307)	—	304	20,570	308
Receivable for securities sold	3,651	159	72,159	67,199
Receivable for fund shares sold	376	200	13,483	49
Receivable from Advisor	1	12	—	12
Dividend and interest receivable	29	77	18,387	345
Unrealized appreciation on forward foreign currency contracts	—	—	6,120	—

Total assets	268,952	48,544	4,824,228	184,329
Liabilities
Payable for investment securities purchased	3,717	—	27,769	1,276
Payable for fund shares redeemed	81	21	3,277	69,622
Unrealized depreciation on forward foreign currency contracts	—	—	2,037	14
Investment advisory fee payable	208	39	3,904	163
Distribution fee payable	6	7	461	2
Other accrued expenses	27	42	2,157	113

Total liabilities	4,039	109	39,605	71,190

Net Assets	$264,913	$48,435	$4,784,623	$113,139

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$16	$5	$212	$9
Capital paid in excess of par value	195,997	57,186	5,119,954	185,316
Accumulated net investment income (loss)	(723)	209	32,775	1,494
Accumulated net realized gain (loss)	15,104	(18,079)	(1,153,920)	(93,736)
Net unrealized appreciation (depreciation) of investments and foreign currencies	54,519	9,114	785,602	20,056

Net Assets	$264,913	$48,435	$4,784,623	$113,139

Class N Shares
Net Assets	$29,917	$4,892	$2,276,957	$12,080
Shares Outstanding	1,862,389	548,252	102,219,527	967,449
Net Asset Value Per Share	$16.06	$8.92	$22.28	$12.51
Class I Shares
Net Assets	$234,996	$43,543	$2,507,666	$101,059
Shares Outstanding	14,333,276	4,873,673	109,944,287	8,016,517
Net Asset Value Per Share	$16.40	$8.93	$22.81	$12.63

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 97

Statements of Operations

for the Period Ended June 30, 2011 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Global Growth Fund	International Growth Fund	International Equity Fund
Investment income
Dividends	$671	$545	$85,255	$3,069
Less foreign tax withheld	—	(38)	(7,246)	(258)
Interest	1	—	268	1

Total income	672	507	78,277	2,812
Expenses
Investment advisory fees	1,238	232	24,559	971
Distribution fees	36	6	3,101	17
Shareholder services fees	—	35	—	—
Custodian fees	21	35	339	47
Transfer agent fees	18	9	197	4
Sub-transfer agent fees
Class N	17	1	1,649	7
Class I	28	1	795	53
Professional fees	17	22	97	29
Registration fees	27	20	48	19
Shareholder reporting fees	5	—	486	—
Trustee fees	3	1	88	5
Other expenses	5	4	127	8

Total expenses before waiver	1,415	366	31,486	1,160
Expenses waived by the Advisor	(20)	(70)	—	(84)

Net expenses	1,395	296	31,486	1,076

Net investment income (loss)	(723)	211	46,791	1,736
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	16,934	4,332	336,096	23,909
Foreign currency transactions	—	(23)	(41,812)	(151)

Total net realized gain (loss)	16,934	4,309	294,284	23,758
Change in net unrealized appreciation (depreciation) of:
Investments	10,526	(1,624)	(245,480)	(19,902)
Foreign currency translations	—	—	4,497	(52)

Total change in net unrealized appreciation (depreciation)	10,526	(1,624)	(240,983)	(19,954)

Net increase (decrease) in net assets resulting from operations	$26,737	$2,896	$100,092	$5,540

See accompanying Notes to Financial Statements.

98 Semi-Annual Report	June 30, 2011

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Global Growth Fund		International Growth Fund		International Equity Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$(723)	$(871)	$211	$51	$46,791	$38,496	$1,736	$2,202
Net realized gain (loss) on investments and foreign currency transactions	16,934	22,299	4,309	3,989	294,284	706,043	23,758	30,531
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	10,526	16,762	(1,624)	3,533	(240,983)	122,523	(19,954)	(21,798)

Net increase (decrease) in net assets resulting from operations	26,737	38,190	2,896	7,573	100,092	867,062	5,540	10,935
Distributions to shareholders from
Net investment income	—	—	—	(12)	—	(101,433)	—	(2,578)
Net realized gain	—	—	—	—	—	—	—	—

	—	—	—	(12)	—	(101,433)	—	(2,578)
Capital stock transactions
Net proceeds from sale of shares	49,639	51,303	2,725	4,844	441,345	1,498,589	20,107	59,843
Shares issued in reinvestment of income dividends and capital gain distributions	—	—	—	11	—	92,533	—	2,452
Less cost of shares redeemed	(19,528)	(28,256)	(2,063)	(5,826)	(838,993)	(1,747,980)	(90,563)	(190,765)

Net increase (decrease) in net assets resulting from capital share transactions	30,111	23,047	662	(971)	(397,648)	(156,858)	(70,456)	(128,470)

Increase (decrease) in net assets	56,848	61,237	3,558	6,590	(297,556)	608,771	(64,916)	(120,113)
Net assets
Beginning of period	$208,065	$146,828	$44,877	$38,287	$5,082,179	$4,473,408	$178,055	$298,168

End of period	$264,913	$208,065	$48,435	$44,877	$4,784,623	$5,082,179	$113,139	$178,055

Undistributed net investment income (loss) at the end of the period	$(723)	$—	$209	$(2)	$32,775	$(14,016)	$1,494	$(242)

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 99

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Assets
Investments in securities, at cost	$640,773	$746,542	$88,893

Investments in securities, at value	$757,903	$869,140	$98,436
Foreign currency, at value (cost $5,547; $4,854; $2,617)	5,572	4,854	2,629
Receivable for securities sold	7,313	16,083	2,138
Receivable for fund shares sold	2,434	101	99
Receivable from Advisor	—	—	11
Dividend and interest receivable	1,350	2,645	286
Unrealized appreciation on forward foreign currency contracts	—	—	—

Total assets	774,572	892,823	103,599
Liabilities
Payable for investment securities purchased	4,890	9,754	2,937
Payable for fund shares redeemed	231	1,015	112
Payable to custodian	—	1,102	—
Unrealized depreciation on forward foreign currency contracts	30	—	—
Investment advisory fee payable	610	963	86
Distribution fee payable	60	32	4
Other accrued expenses	152	368	58

Total liabilities	5,973	13,234	3,197

Net Assets	$768,599	$879,589	$100,402

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$55	$56	$10
Capital paid in excess of par value	709,028	644,901	84,117
Accumulated net investment income (loss)	4,319	(5,429)	336
Accumulated net realized gain (loss)	(61,930)	117,446	6,390
Net unrealized appreciation (depreciation) of investments and foreign currencies	117,127	122,615	9,549

Net Assets	$768,599	$879,589	$100,402

Class N Shares
Net Assets	$22,415	$29,687	$50
Shares Outstanding	1,626,233	1,897,450	4,989
Net Asset Value Per Share	$13.78	$15.65	$10.09
Class I Shares
Net Assets	$441,132	$173,639	$32,417
Shares Outstanding	31,650,384	11,000,289	3,208,667
Net Asset Value Per Share	$13.94	$15.78	$10.10

See accompanying Notes to Financial Statements.

100 Semi-Annual Report	June 30, 2011

Statements of Operations

for the Period Ended June 30, 2011 (all amounts in thousands) (unaudited)

	International Small Cap Growth Fund	Emerging Markets Growth Fund	Emerging Leaders Growth Fund
Investment income
Dividends	$9,805	$14,909	$1,185
Less foreign tax withheld	(816)	(1,112)	(99)
Interest	90	148	—

Total income	9,079	13,945	1,086
Expenses
Investment advisory fees	3,524	6,374	530
Distribution fees	28	39	—
Shareholder services fees	313	164	18
Custodian fees	93	258	66
Transfer agent fees	15	24	7
Sub-transfer agent fees
Class N	17	14	—
Class I	57	28	—
Professional fees	33	58	34
Registration fees	48	28	27
Shareholder reporting fees	24	11	1
Trustee fees	9	21	2
Other expenses	13	28	4

Total expenses before waiver	4,174	7,047	689
Expenses waived by the Advisor	—	—	(70)

Net expenses	4,174	7,047	619

Net investment income (loss)	4,905	6,898	467
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	51,734	135,105	5,902
Foreign currency transactions	1,996	(885)	(177)

Total net realized gain (loss)	53,730	134,220	5,725
Change in net unrealized appreciation (depreciation) of:
Investments	(18,159)	(162,150)	(8,084)
Foreign currency translations	(61)	(29)	11

Total change in net unrealized appreciation (depreciation)	(18,220)	(162,179)	(8,073)

Net increase (decrease) in net assets resulting from operations	$40,415	$(21,061)	$(1,881)

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 101

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Growth Fund		Emerging Leaders Growth Fund
	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$4,905	$3,235	$6,898	$4,305	$467	$468
Net realized gain (loss) on investments and foreign currency transactions	53,730	57,094	134,220	245,341	5,725	33,656
Change in net unrealized appreciation (depreciation) on investments and foreign currency translation	(18,220)	62,315	(162,179)	13,556	(8,073)	(16,315)

Net increase (decrease) in net assets resulting from operations	40,415	122,644	(21,061)	263,202	(1,881)	17,809
Distributions to shareholders from
Net investment income	—	(2,781)	—	(13,461)	—	(255)
Net realized gain	—	—	—	—	—	(505)

	—	(2,781)	—	(13,461)	—	(760)
Capital stock transactions
Net proceeds from sale of shares	136,913	222,392	125,492	357,761	17,588	14,224
Shares issued in reinvestment of income dividends and capital gain distributions	—	2,417	—	12,072	—	681
Less cost of shares redeemed	(55,680)	(88,572)	(475,385)	(407,291)	(10,206)	(52,189)

Net increase (decrease) in net assets resulting from capital share transactions	81,233	136,237	(349,893)	(37,458)	7,382	(37,284)

Increase (decrease) in net assets	121,648	256,100	(370,954)	212,283	5,501	(20,235)
Net assets
Beginning of period	$646,951	$390,851	$1,250,543	$1,038,260	$94,901	$115,136

End of period	$768,599	$646,951	$879,589	$1,250,543	$100,402	$94,901

Undistributed net investment income (loss) at the end of the period	$4,319	$(586)	$(5,429)	$(12,327)	$336	$(131)

See accompanying Notes to Financial Statements.

102 Semi-Annual Report	June 30, 2011

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands) (unaudited)

	Small Cap Value Fund	Mid Cap Value Fund
Assets
Investments in securities, at cost	$207,438	$3,745

Investments in securities, at value	$227,947	$4,108
Receivable for securities sold	1,538	123
Receivable for fund shares sold	3,252	25
Receivable from Advisor	28	10
Dividend and interest receivable	231	6

Total assets	232,996	4,272
Liabilities
Payable for investment securities purchased	3,294	120
Payable for fund shares redeemed	24	—
Investment advisory fee payable	197	3
Distribution fee payable	8	—
Other accrued expenses	30	6

Total liabilities	3,553	129

Net Assets	$229,443	$4,143

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$17	$—
Capital paid in excess of par value	198,266	3,719
Accumulated net investment income (loss)	402	22
Accumulated net realized gain (loss)	10,249	39
Net unrealized appreciation (depreciation) of investments	20,509	363

Net Assets	$229,443	$4,143

Class N Shares
Net Assets	$42,765	$47
Shares Outstanding	3,052,044	4,163
Net Asset Value Per Share	$14.01	$11.38
Class I Shares
Net Assets	$186,678	$4,096
Shares Outstanding	13,089,611	359,619
Net Asset Value Per Share	$14.26	$11.39

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 103

Statements of Operations

for the Period Ended June 30, 2011 (all amounts in thousands) (unaudited)

	Small Cap Value Fund	Mid Cap Value Fund
Investment income
Dividends	$1,412	$36
Interest	1	—

Total income	1,413	36
Expenses
Investment advisory fees	1,072	17
Distribution fees	48	—
Custodian fees	38	20
Transfer agent fees	16	2
Sub-transfer agent fees
Class N	21	—
Class I	51	—
Professional fees	13	13
Registration fees	17	17
Shareholder reporting fees	9	—
Trustee fees	2	—
Other expenses	3	1

Total expenses before waiver	1,290	70
Expenses waived and reimbursed by the Advisor	(152)	(51)

Net expenses	1,138	19

Net investment income (loss)	275	17
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	9,673	25

Change in net unrealized appreciation (depreciation) of investments	(5,949)	173

Net increase (decrease) in net assets resulting from operations	$3,999	$215

See accompanying Notes to Financial Statements.

104 Semi-Annual Report	June 30, 2011

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010 (all amounts in thousands)

	Small Cap Value Fund		Mid Cap Value Fund
	2011	2010	2011	2010(a)
Operations
Net investment income (loss)	$275	$411	$17	$26
Net realized gain (loss) on investments	9,673	9,981	25	19
Change in net unrealized appreciation (depreciation) on investments	(5,949)	20,721	173	190

Net increase (decrease) in net assets resulting from operations	3,999	31,113	215	235
Distributions to shareholders from
Net investment income	—	(404)	—	(21)
Net realized gain	—	—	—	(5)

	—	(404)	—	(26)
Capital stock transactions
Net proceeds from sale of shares	101,754	92,468	769	3,163
Shares issued in reinvestment of income dividends and capital gain distributions	—	354	—	26
Less cost of shares redeemed	(40,809)	(13,891)	(234)	(5)

Net increase (decrease) in net assets resulting from capital share transactions	60,945	78,931	535	3,184

Increase (decrease) in net assets	64,944	109,640	750	3,393
Net assets
Beginning of period	$164,499	$54,859	$3,393	$—

End of period	$229,443	$164,499	$4,143	$3,393

Undistributed net investment income (loss) at the end of the period	$402	$127	$22	$5

(a)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 105

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$193,902	$91,479	$148,004	$1,261,147

Investments in securities, at value	$203,963	$96,329	$148,587	$1,261,147
Receivable for securities sold	252	1,859	1,061	—
Receivable for fund shares sold	1,071	62	—	—
Receivable from Advisor	12	3	5	506
Dividend and interest receivable	1,862	870	486	1,828

Total assets	207,160	99,123	150,139	1,263,481
Liabilities
Payable for investment securities purchased	2,167	3,800	3,209	4,997
Payable for fund shares redeemed	1,044	92	798	—
Investment advisory fee payable	50	38	36	250
Distribution fee payable	19	4	10	365
Other accrued expenses	72	61	51	51

Total liabilities	3,352	3,995	4,104	5,663

Net Assets	$203,808	$95,128	$146,035	$1,257,818

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$19	$10	$15	$1,258
Capital paid in excess of par value	192,598	130,881	147,214	1,256,497
Accumulated net investment income (loss)	(388)	(261)	(710)	86
Accumulated net realized gain (loss)	1,518	(40,352)	(1,067)	(23)
Net unrealized appreciation (depreciation) of investments	10,061	4,850	583	—

Net Assets	$203,808	$95,128	$146,035	$1,257,818

Class N Shares
Net Assets	$4,939	$30,526	$5,931	$1,257,818
Shares Outstanding	458,971	3,301,286	599,410	1,257,875,022
Net Asset Value Per Share	$10.76	$9.25	$9.89	$1.00
Class I Shares
Net Assets	$145,432	$64,602	$70,409	$—
Shares Outstanding	13,648,936	7,039,967	7,115,870	—
Net Asset Value Per Share	$10.66	$9.18	$9.89	$—

See accompanying Notes to Financial Statements.

106 Semi-Annual Report	June 30, 2011

Statements of Operations

for the Period Ended June 30, 2011 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Ready Reserves Fund
Investment income
Interest	$4,839	$2,270	$1,623	$1,144

Total income	4,839	2,270	1,623	1,144
Expenses
Investment advisory fees	294	239	220	1,492
Distribution fees	4	24	5	—
Shareholder services fees	113	—	64	2,176
Custodian fees	27	25	30	4
Transfer agent fees	11	12	8	14
Sub-transfer agent fees
Class N	2	24	—	—
Class I	4	1	—	—
Professional fees	17	17	14	28
Registration fees	28	16	42	13
Shareholder reporting fees	4	6	2	26
Trustee fees	3	2	2	24
Other expenses	8	4	6	36

Total expenses before waiver	515	370	393	3,813
Expenses waived and reimbursed by the Advisor	(55)	(16)	(32)	(2,731)

Net expenses	460	354	361	1,082

Net investment income (loss)	4,379	1,916	1,262	62
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from investments	1,281	1,567	37	—

Change in net unrealized appreciation (depreciation) of investments	258	(1,005)	683	—

Net increase (decrease) in net assets resulting from operations	$5,918	$2,478	$1,982	$62

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 107

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Ready Reserves Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$4,379	$8,051	$1,916	$4,613	$1,262	$1,915	$62	$126
Net realized gain (loss) on investments	1,281	2,212	1,567	2,316	37	(60)	—	—
Change in net unrealized appreciation (depreciation) on investments	258	3,290	(1,005)	202	683	468	—	—

Net increase (decrease) in net assets resulting from operations	5,918	13,553	2,478	7,131	1,982	2,323	62	126
Distributions to shareholders from
Net investment income	(4,768)	(8,566)	(2,177)	(5,134)	(1,972)	(2,958)	(62)	(126)
Net realized gain	—	(494)	—	—	—	—	—	—

	(4,768)	(9,060)	(2,177)	(5,134)	(1,972)	(2,958)	(62)	(126)
Capital stock transactions
Net proceeds from sale of shares	51,086	90,709	4,748	15,385	69,555	149,882	449,947	670,783
Shares issued in reinvestment of income dividends and capital gain distributions	3,450	6,013	1,845	4,350	1,574	2,297	62	126
Less cost of shares redeemed	(44,654)	(55,783)	(25,043)	(26,063)	(68,574)	(103,208)	(408,734)	(807,267)

Net increase (decrease) in net assets resulting from capital share transactions	9,882	40,939	(18,450)	(6,328)	2,555	48,971	41,275	(136,358)

Increase (decrease) in net assets	11,032	45,432	(18,149)	(4,331)	2,565	48,336	41,275	(136,358)
Net assets
Beginning of period	$192,776	$147,344	$113,277	$117,608	$143,470	$95,134	$1,216,543	$1,352,901

End of period	$203,808	$192,776	$95,128	$113,277	$146,035	$143,470	$1,257,818	$1,216,543

Undistributed net investment income (loss) at the end of the period	$(388)	$1	$(261)	$—	$(710)	$—	$86	$86

See accompanying Notes to Financial Statements.

108 Semi-Annual Report	June 30, 2011

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies. For each portfolio, the number of shares authorized is unlimited.

Equity Portfolios Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value Mid Cap Value Global Equity Portfolio Global Growth

International Equity Portfolios

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity, Global Equity and International Equity Portfolios and 0.15% for the Fixed-Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), a Sub-transfer agent expense which is not a fixed rate and may vary by Portfolio and class, and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the Class N shares. Class I shares have a Sub-transfer agent expense which is not a fixed rate and may vary by Portfolio and class and the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio carry an annual shareholder administration fee of 0.15%.
June 30, 2011	William Blair Funds 109

Sub-transfer: The Portfolios may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per shareholder account.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Fund’s Valuation Procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Securities held in the Ready Reserves Portfolio are valued at amortized cost, which approximates market value.

As of June 30, 2011, there were securities held in the International Growth, International Small Cap Growth, Emerging Markets Growth, Bond and Income Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Ready Reserves Portfolios were the rates in effect on June 30, 2011. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2011, the Bond, Income and Low Duration Portfolios recognized a reduction of interest

110 Semi-Annual Report	June 30, 2011

income and a decrease of net realized loss of $(390), $(261) and $(709), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “Exchange”), which is generally 4:00 p.m. Eastern time, on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair global equity and international equity portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Portfolio are netted against the amount of redemptions for presentation on the Statement of Changes in Net Assets.

The redemption fees collected by the Portfolios were as follows (in thousands):

	Period Ended June 30, 2011	Year Ended December 31, 2010
Growth	$3	$10
Large Cap Growth	—	1
Small Cap Growth	10	78
Mid Cap Growth	4	2
Small-Mid Cap Growth	4	—
Global Growth	—	—
International Growth	52	149
International Equity	4	7
International Small Cap Growth	7	3
Emerging Markets Growth	4	18
Emerging Leaders Growth	—	—
Small Cap Value	33	20
Mid Cap Value	—	—

Dividends from net investment income, if any, of the Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Small Cap Value and Mid Cap Value Portfolios are declared and paid at least annually. Dividends from the Income, Bond, Low Duration and Ready Reserves Portfolios are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

June 30, 2011	William Blair Funds 111

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (“ASC”) 740, Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Portfolios’ tax returns for each of the tax years in the four year period ended December 31, 2010, remains open and the returns are subject to examination.

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2011, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$526,569	$118,412	$11,836	$106,576
Large Cap Growth	22,491	6,143	343	5,800
Small Cap Growth	651,552	148,517	38,014	110,503
Mid Cap Growth	114,872	29,727	865	28,862
Small-Mid Cap Growth	212,110	54,780	1,995	52,785
Global Growth	38,710	9,599	515	9,084
International Growth	3,922,154	861,359	84,633	776,726
International Equity	97,122	19,971	719	19,252
International Small Cap Growth	641,583	124,962	8,645	116,317
Emerging Markets Growth	753,870	127,720	12,433	115,287
Emerging Leaders Growth	89,549	9,746	853	8,893
Small Cap Value	208,911	23,310	4,274	19,036
Mid Cap Value	3,756	400	48	352
Bond	193,902	10,501	440	10,061
Income	91,479	5,503	653	4,850
Low Duration	148,004	918	335	583
Ready Reserves	1,261,134	13	—	13
112 Semi-Annual Report	June 30, 2011

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFICs gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2010, (the Funds’ most recent fiscal year end) the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$—	$—	$—
Large Cap Growth	—	472	(472)
Small Cap Growth	7,283	(6,138)	(1,145)
Mid Cap Growth	147	—	(147)
Small-Mid Cap Growth	871	—	(871)
Global Growth	(51)	60	(9)
International Growth	62,698	(62,698)	—
International Equity	173	(163)	(10)
International Small Cap Growth	(849)	849	—
Emerging Markets Growth	4,413	(33,541)	29,128
Emerging Leaders Growth	(47)	51	(4)
Small Cap Value	102	(30)	(72)
Mid Cap Value	—	—	—
Bond	516	(516)	—
Income	521	(517)	(4)
Low Duration	1,043	(1,043)	—
Ready Reserves	2	930	(932)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2010 and 2009 was as follows (in thousands):

	Distributions Paid in 2010			Distributions Paid in 2009
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Growth	$13	$—	$13	$43	$—	$43
Large Cap Growth	33	—	33	16	—	16
Small Cap Growth	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—
Global Growth	12	—	12	3	—	3
International Growth	101,433	—	101,433	31,541	—	31,541
International Equity	2,578	—	2,578	1,449	—	1,449
International Small Cap Growth	2,781	—	2,781	778	—	778
Emerging Markets Growth	13,461	—	13,461	11,127	—	11,127
Emerging Leaders Growth	255	505	760	1,588	—	1,588
Small Cap Value	269	135	404	213	—	213
Mid Cap Value	26	—	26	N/A	N/A	N/A
Bond	8,566	494	9,060	6,213	—	6,213
Income	5,134	—	5,134	6,533	—	6,533
Low Duration	2,958	—	2,958	86	—	86
Ready Reserves	126	—	126	1,639	—	1,639
June 30, 2011	William Blair Funds 113

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Growth	$329	$(7,557)	$—	$100,567
Large Cap Growth	—	(6,323)	—	7,409
Small Cap Growth	—	(87,410)	—	122,724
Mid Cap Growth	—	(2,637)	—	22,814
Small-Mid Cap Growth	—	—	401	41,762
Global Growth	—	(22,357)	—	10,705
International Growth	6,047	(1,421,884)	—	980,202
International Equity	—	(116,060)	—	38,334
International Small Cap Growth	5,932	(113,021)	—	126,190
Emerging Markets Growth	—	(5,861)	—	261,554
Emerging Leaders Growth	987	(14)	539	16,644
Small Cap Value	—	—	1,617	25,544
Mid Cap Value	21	—	—	188
Bond	2	—	236	9,803
Income	—	(41,771)	—	5,707
Low Duration	—	(1,104)	—	(100)
Ready Reserves	86	(23)	—	—

As of December 31, 2010, the Portfolios have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2011	2012	2013	2014	2015	2016	2017	2018	Total
Growth	$—	$—	$—	$—	$—	$—	$7,557	$—	$7,557
Large Cap Growth	769	—	—	—	—	1,709	3,845	—	6,323
Small Cap Growth	—	—	—	—	—	—	72,368	—	72,368
Mid Cap Growth	—	—	—	—	—	—	2,638	—	2,638
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	—	9,230	13,127	—	22,357
International Growth	—	—	—	—	—	224,515	1,198,096	—	1,422,611
International Equity	—	—	—	—	—	34,279	81,926	—	116,205
International Small Cap Growth	—	—	—	—	—	26,723	86,330	—	113,053
Emerging Markets Growth	—	—	—	—	—	—	5,572	—	5,572
Emerging Leaders Growth	—	—	—	—	—	—	—	—	—
Small Cap Value	—	—	—	—	—	—	—	—	—
Mid Cap Value	—	—	—	—	—	—	—	—	—
Bond	—	—	—	—	—	—	—	—	—
Income	1,578	4,431	3,398	4,138	9,190	14,459	4,577	—	41,771
Low Duration	—	—	—	—	—	—	—	955	955
Ready Reserves	—	20	—	—	3	—	—	—	23
114 Semi-Annual Report	June 30, 2011

For the period from November 1, 2010 through December 31, 2010, the following Portfolios incurred net realized capital losses or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2011 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Growth	$—	$—
Large Cap Growth	—	—
Small Cap Growth	15,042	—
Mid Cap Growth	—	—
Small-Mid Cap Growth	—	—
Global Growth	—	2
International Growth	—	—
International Equity	—	—
International Small Cap Growth	—	—
Emerging Markets Growth	—	324
Emerging Leaders Growth	—	—
Small Cap Value	—	—
Mid Cap Value	—	—
Bond	—	—
Income	—	—
Low Duration	149	—
Ready Reserves	—	—

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (“William Blair” or the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(j) Fair Value Measurements

The Portfolios are subject to ASC 820, Fair Value measurement and Disclosures. In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 establishes a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates,

June 30, 2011	William Blair Funds 115

benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

At June 30, 2011, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of June 30, 2011, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Growth	Large Cap Growth	Small Cap Growth	Mid Cap Growth	Small- Mid Cap Growth	Global Growth
Investments in securities
Level 1—Quoted prices
Common Stocks	$622,795	$27,632	$734,180	$140,235	$262,775	$47,342
Exchange Traded Funds	—	—	22,748	—	—	—
Level 2—Other significant observable inputs
Warrants	—	—	1	—	—	—
Short-Term Investments	10,350	659	5,126	3,499	2,120	450
Level 3—Significant unobservable inputs
None	—	—	—	—	—	—

Total investments in securities	$633,145	$28,291	$762,055	$143,734	$264,895	$47,792

116 Semi-Annual Report	June 30, 2011

	International Growth	International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth	Small Cap Value	Mid Cap Value
Investments in securities
Level 1—Quoted prices
Common Stocks	$4,584,629	$108,409	$736,120	$840,987	$94,136	$222,025	$3,958
Preferred Stocks	—	1,299	—	27,098	4,126	—	—
Exchange Traded Funds	38,468	—	—	—	—	—	—
Rights	—	—	37	43	—	—	—
Level 2—Other significant observable inputs
Convertible Bonds	1,893	—	632	1,055	—	—	—
Short-Term Investments	68,519	6,708	21,114	—	174	5,922	150
Level 3—Significant unobservable inputs None	—	—	—	—	—	—	—

Total investments in securities	$4,693,509	$116,416	$757,903	$869,140	$98,436	$227,947	$4,108

Other financial instruments — Assets
Level 2—Other significant observable inputs
Forward foreign currency contracts	$6,120	—	—	—	—	—

Other financial instruments — Liabilities
Level 2—Other significant observable inputs
Forward foreign currency contracts	$2,037	$14	$30	—	—	—

	Bond	Income	Low Duration	Ready Reserves*
Investments in securities
Level 1—Quoted Prices
None	$—	$—	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	99,717	39,678	68,906	97,602
Foreign Government Notes				7,000
Corporate Bonds	92,816	45,192	18,858	142,695
Asset Backed Bonds	8,995	8,014	57,580
Commercial Paper	—	—	—	780,641
Short-Term Investments	2,256	2,481	3,243	233,209
Level 3—Significant unobservable inputs
Asset Backed Bonds	179	964	—	—

Total investments in securities	$203,963	$96,329	$148,587	$1,261,147

*	All of the investments held by Ready Reserves are short-term investments.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

June 30, 2011	William Blair Funds 117

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2011	Purchases	Sales	Transfers to Level 3	Transfers from Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance June 30, 2011
Small Cap Growth	$1,109	$—	$—	—	$(1,109)	$—	$—	$—
Bond	170	—	—	—	—	9	—	179
Income	918	—	—	—	—	46	—	964

The fair value estimates for the Level 3 securities in the Bond and Income Portfolios were determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. At June 30, 2011, these securities represented 0.09% and 1.01% of the net assets of the Bond and Income Portfolios, respectively. The change in unrealized gain (loss) related to those securities held at June 30, 2011 was $55, in thousands, and is included in the change in net unrealized appreciation (depreciation) of investments on the Statement of Operations.

Vitacost.com held in the Small Cap Growth Portfolio moved from Level 3 to Level 1 due to a change in observable inputs. The First Plus Home Loan Trust bonds held in the Bond and Income Portfolios remained in Level 3 during the period due to the lack of significant other observable inputs.

(k) Redemptions In-Kind

In accordance with the Fund’s prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period ended June 30, 2011, the Emerging Markets Growth Portfolio redeemed in-kind (in thousands) $91,525, with a realized gain of $20,249.

(2) Accounting Pronouncement and Regulations

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

In April 2011, the FASB issued ASU 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU 2011-03 amends ASC 860, Transfers and Servicing, in relation to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may not be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transitions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

118 Semi-Annual Report	June 30, 2011

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the “Advisor” for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth:
Large Cap Growth	0.80%	First $250 million	1.10%
Small Cap Growth	1.10%	Next $4.75 billion	1.00%
Mid Cap Growth	0.95%	Next $5 billion	0.95%
Small-Mid Cap Growth	1.00%	Next $5 billion	0.925%
Small Cap Value	1.10%	In excess of $15 billion	0.90%
Mid Cap Value	0.95%	International Equity
		First $250 million	1.10%
Global Portfolio		In excess of $250 million	1.00%
Global Growth	1.00%	International Small Cap Growth	1.00%
		Emerging Markets Growth	1.10%
		Emerging Leaders Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Low Duration	0.30%	First $250 million	0.275%
Income*		Next $250 million	0.250%
First $250 million	0.25%	Next $2 billion	0.225%
In excess of $250 million	0.20%	In excess of $2.5 billion	0.200%

*Management fee also includes a charge of 5% of gross income.

Some of the Portfolios have also entered into an Expense Limitation Agreement with the Advisor. Under the terms of the Agreement, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the reporting date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on a monthly basis. Under the terms of the Agreement, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2012, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I
Portfolio	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2010 through April 30, 2011	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2010 through April 30, 2011
Large Cap Growth	1.20%	1.20%	0.95%	0.95%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth	1.35%	1.35%	1.10%	1.10%
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%
Global Growth	1.50%	1.50%	1.25%	1.25%
International Growth	1.45%	1.45%	1.20%	1.20%
International Equity	1.45%	1.45%	1.20%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.70%	1.70%	1.45%	1.45%
Emerging Leaders Growth	1.65%	1.65%	1.40%	1.40%
Small Cap Value	1.40%	1.35%	1.15%	1.10%
Mid Cap Value	1.35%	1.35%	1.10%	1.10%
Bond	0.65%	0.65%	0.50%	0.50%
Income	0.85%	0.85%	0.70%	0.70%
Low Duration	0.70%	0.70%	0.55%	0.55%
June 30, 2011	William Blair Funds 119

For a period of three years subsequent to the commencement of operations of the Mid Cap Value and Low Duration Portfolios, the Advisor is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the expense limitation in place at the time the fee was waived and/or the expense was reimbursed. The total amount available for recapture at June 30, 2011 was $139 (in thousands) for the Mid Cap Value Portfolio and $144 for the Low Duration Portfolio.

The Advisor has agreed to voluntarily waive fees and reimburse expenses incurred for the Ready Reserves Portfolio in order to maintain a minimum yield given the current interest rate environment.

For the period ended June 30, 2011, the fees incurred by the Portfolios and related fee waivers and/or reimbursements were as follows (in thousands):

Portfolio	Fund Level Waiver	Class I Specific Waiver	Class N Specific Waiver	Total Waiver
Growth	$—	$—	$—	$—
Large Cap Growth	32	1	4	37
Small Cap Growth	—	162	136	298
Mid Cap Growth	—	14	7	21
Small-Mid Cap Growth	—	6	14	20
Global Growth	68	1	1	70
International Growth	—	—	—	—
International Equity	24	53	7	84
International Small Cap Growth	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Leaders Growth	70	—	—	70
Small Cap Value	99	35	18	152
Mid Cap Value	51	—	—	51
Bond	48	5	2	55
Income	—	—	16	16
Low Duration	31	1	—	32
Ready Reserves	2,731	—	—	2,731

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio, except the Ready Reserves Portfolio, has a Distribution Agreement with William Blair for distribution services to the Portfolios’ Class N shares. Each Portfolio pays William Blair an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income, Bond and Low Duration Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, William Blair enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

The Ready Reserves Portfolio has a Service Agreement with William Blair to provide shareholder services and automatic sweep services. The Portfolio pays William Blair an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N shares. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA (Financial Industry Regulatory Authority)) will not exceed 0.25% of the average annual net assets attributable to Class N shares.

The Global Growth, International Small Cap Growth, Emerging Markets Growth, Emerging Leaders Growth, Bond and Low Duration Portfolios have a Shareholder Administration Agreement with William Blair to provide shareholder administration services. Class N and Class I shares of the Portfolios pay William Blair an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2011, the following fees were incurred (in thousands):

Portfolio	Class N	Class I	Total
Global Growth	$4	$31	$35
International Small Cap Growth	17	296	313
Emerging Markets Growth	23	141	164
Emerging Leaders Growth	—	18	18
Bond	4	109	113
Low Duration	5	59	64
120 Semi-Annual Report	June 30, 2011

(4) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and demand notes for the period ended June 30, 2011, were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$256,293	$(184,778)
Large Cap Growth	10,593	(15,675)
Small Cap Growth	368,579	(485,169)
Mid Cap Growth	56,738	(28,758)
Small-Mid Cap Growth	125,991	(96,468)
Global Growth	21,640	(20,315)
International Growth	2,528,393	(2,934,198)
International Equity	80,141	(145,994)
International Small Cap Growth	372,888	(304,131)
Emerging Markets Growth	571,199	(879,959)
Emerging Leaders Growth	105,072	(98,650)
Small Cap Value	120,603	(64,658)
Mid Cap Value	1,830	(1,432)
Bond	52,814	(40,488)
Income	15,682	(32,420)
Low Duration	59,628	(50,537)

(5) Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolios from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the period ended June 30, 2011, the International Growth, International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of $8,085,193, $69,682 and $222,182, respectively.

The following tables present the value of forward foreign currency contracts as of June 30, 2011 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
International Growth	Unrealized appreciation on foreign forward currency contracts	$6,120	Unrealized depreciation on foreign forward currency contracts	$2,037
International Equity	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	14
International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	30

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2011 (values in thousands) are as follows:

Realized gain (loss) recognized in foreign currency transactions
Portfolio	Value
International Growth	$(32,492)
International Equity	(163)
International Small Cap Growth	2,660

Change in unrealized gain (loss) recognized in foreign currency translations
Portfolio	Value
International Growth	$4,083
International Equity	121
International Small Cap Growth	(30)
June 30, 2011	William Blair Funds 121

The following table presents open forward foreign currency contracts as of June 30, 2011 (values in thousands):

International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
State Street Bank and Trust	Canadian Dollar	9/22/2011	66,909	$69,239	$(1,082)
Northern Trust Corporation	Swiss Franc	9/20/2011	54,801	65,213	(15)
State Street Bank and Trust	European Monetary Unit	9/19/2011	229,686	332,366	(940)
Morgan Stanley and Company	Great British Pound	9/23/2011	195,317	313,169	5,755
Bank of New York	Japanese Yen	9/21/2011	30,382,242	377,561	365

International Equity
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
Northern Trust Corporation	Japanese Yen	7/20/2011	435,304	5,408	(14)

International Small Cap Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
Northern Trust Corporation	Swiss Franc	9/20/2011	2,402	2,858	(9)
Bank of New York	Japanese Yen	9/21/2011	2,314,926	28,768	(21)

(6) Fund Share Transactions

	Sales (Dollars)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N		Class I		Total
Growth	$53,599	$34,883	$88,482	$68,365		$107,997		$176,362
Large Cap Growth	616	1,706	2,322	1,142		1,935		3,077
Small Cap Growth	16,906	38,825	55,731	108,310		256,285		364,595
Mid Cap Growth	3,771	37,070	40,841	2,798		21,591		24,389
Small Mid-Cap Growth	4,238	45,401	49,639	3,028		48,275		51,303
Global Growth	236	2,489	2,725	1,046		3,798		4,844
International Growth	127,675	313,670	441,345	876,749		621,840		1,498,589
International Equity	612	19,495	20,107	1,093		58,750		59,843
International Small Cap Growth	2,616	101,266	103,882	7,838		138,435		146,273
Emerging Markets Growth	1,041	15,357	16,398	6,588	(a)	51,960		58,548
Emerging Leaders Growth	28	17,560	17,588	49		11,564		11,613
Small Cap Value	30,938	70,816	101,754	24,765		67,703		92,468
Mid Cap Value	67	702	769	4	(b)	3,158	(b)	3,162	(b)
Bond	902	20,326	21,228	1,759		65,749		67,508
Income	2,975	1,773	4,748	8,860		6,525		15,385
Low Duration	1,085	24,582	25,667	6,671		77,708		84,379
Ready Reserves	449,947	—	449,947	670,783		—		670,783

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N		Class I		Total
Growth	$—	$—	$—	$—		$11		$11
Large Cap Growth	—	—	—	—		29		29
Small Cap Growth	—	—	—	—		—		—
Mid Cap Growth	—	—	—	—		—		—
Small Mid-Cap Growth	—	—	—	—		—		—
Global Growth	—	—	—	—		11		11
International Growth	—	—	—	50,365		42,168		92,533
International Equity	—	—	—	174		2,278		2,452
International Small Cap Growth	—	—	—	38		1,078		1,116
Emerging Markets Growth	—	—	—	234		1,348		1,582
Emerging Leaders Growth	—	—	—	—	(a)	79		79
Small Cap Value	—	—	—	58		296		354
Mid Cap Value	—	—	—	—	(b)	27	(b)	27	(b)
Bond	76	2,499	2,575	126		4,728		4,854
Income	642	1,203	1,845	1,462		2,888		4,350
Low Duration	44	710	754	54		1,211		1,265
Ready Reserves	62	—	62	126		—		126
122 Semi-Annual Report	June 30, 2011

	Redemptions (Dollars)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N		Class I		Total
Growth	$36,984	$26,907	$63,891	$47,695		$37,660		$85,355
Large Cap Growth	4,546	2,923	7,469	925		4,757		5,682
Small Cap Growth	97,720	96,772	194,492	235,001		124,740		359,741
Mid Cap Growth	3,159	7,957	11,116	2,034		11,217		13,251
Small Mid-Cap Growth	4,257	15,271	19,528	4,809		23,447		28,256
Global Growth	754	1,309	2,063	1,468		4,358		5,826
International Growth	588,109	250,884	838,993	1,196,684		551,296		1,747,980
International Equity	2,701	87,862	90,563	4,139		186,626		190,765
International Small Cap Growth	3,350	31,738	35,088	5,438		62,241		67,679
Emerging Markets Growth	5,279	35,437	40,716	5,661		70,448		76,109
Emerging Leaders Growth	30	1,543	1,573	—	(a)	6,692		6,692
Small Cap Value	23,310	17,499	40,809	2,617		11,274		13,891
Mid Cap Value	24	210	234	—	(b)	5	(b)	5	(b)
Bond	543	26,059	26,602	1,085		54,078		55,163
Income	8,941	16,102	25,043	12,781		13,282		26,063
Low Duration	2,133	43,404	45,537	1,607		69,878		71,485
Ready Reserves	408,734	—	408,734	807,267		—		807,267

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$16,615	$7,976	$24,591	$20,670	$70,348	$91,018
Large Cap Growth	(3,930)	(1,217)	(5,147)	217	(2,793)	(2,576)
Small Cap Growth	(80,814)	(57,947)	(138,761)	(126,691)	131,545	4,854
Mid Cap Growth	612	29,113	29,725	764	10,374	11,138
Small Mid-Cap Growth	(19)	30,130	30,111	(1,781)	24,828	23,047
Global Growth	(518)	1,180	662	(422)	(549)	(971)
International Growth	(460,434)	62,786	(397,648)	(269,570)	112,712	(156,858)
International Equity	(2,089)	(68,367)	(70,456)	(2,872)	(125,598)	(128,470)
International Small Cap Growth	(734)	69,528	68,794	2,438	77,272	79,710
Emerging Markets Growth	(4,238)	(20,080)	(24,318)	1,161	(17,140)	(15,979)
Emerging Leaders Growth	(2)	16,017	16,015	49 (a)	4,951	5,000
Small Cap Value	7,628	53,317	60,945	22,206	56,725	78,931
Mid Cap Value	43	492	535	4 (b)	3,180 (b)	3,184 (b)
Bond	435	(3,234)	(2,799)	800	16,399	17,199
Income	(5,324)	(13,126)	(18,450)	(2,459)	(3,869)	(6,328)
Low Duration	(1,004)	(18,112)	(19,116)	5,118	9,041	14,159
Ready Reserves	41,275	—	41,275	(136,358)	—	(136,358)

	Sales (Shares)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	4,628	2,881	7,509	6,808	9,829	16,637
Large Cap Growth	84	230	314	182	299	481
Small Cap Growth	723	1,605	2,328	5,035	12,133	17,168
Mid Cap Growth	282	2,689	2,971	261	1,998	2,259
Small Mid-Cap Growth	273	2,960	3,233	242	3,846	4,088
Global Growth	28	288	316	139	526	665
International Growth	5,860	14,055	19,915	45,601	31,294	76,895
International Equity	49	1,562	1,611	96	5,289	5,385
International Small Cap Growth	197	7,483	7,680	729	12,221	12,950
Emerging Markets Growth	67	1,020	1,087	467	3,722	4,189
Emerging Leaders Growth	3	1,787	1,790	5 (a)	1,252	1,257
Small Cap Value	2,225	4,983	7,208	1,978	5,844	7,822
Mid Cap Value	6	64	70	— (b)	313 (b)	313 (b)
Bond	84	1,915	1,999	164	6,220	6,384
Income	322	194	516	957	713	1,670
Low Duration	110	2,485	2,595	670	7,796	8,466
Ready Reserves	449,947	—	449,947	670,783	—	670,783

(a)	For Class N shares the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
June 30, 2011	William Blair Funds 123

	Reinvested Distributions (Shares)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N		Class I		Total
Growth	—	—	—	—		1		1
Large Cap Growth	—	—	—	—		4		4
Small Cap Growth	—	—	—	—		—		—
Mid Cap Growth	—	—	—	—		—		—
Small Mid-Cap Growth	—	—	—	—		—		—
Global Growth	—	—	—	—		1		1
International Growth	—	—	—	2,343		1,918		4,261
International Equity	—	—	—	15		189		204
International Small Cap Growth	—	—	—	3		83		86
Emerging Markets Growth	—	—	—	15		87		102
Emerging Leaders Growth	—	—	—	—	(a)	8		8
Small Cap Value	—	—	—	4		22		26
Mid Cap Value	—	—	—	—	(b)	3	(b)	3	(b)
Bond	7	235	242	12		447		459
Income	69	131	200	159		315		474
Low Duration	4	72	76	5		122		127
Ready Reserves	62	—	62	126		—		126

	Redemptions (Shares)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N		Class I		Total
Growth	3,155	2,222	5,377	4,775		3,591		8,366
Large Cap Growth	610	391	1,001	148		761		909
Small Cap Growth	4,189	4,032	8,221	11,449		5,763		17,212
Mid Cap Growth	234	588	822	187		1,030		1,217
Small Mid-Cap Growth	277	970	1,247	386		1,836		2,222
Global Growth	87	150	237	209		615		824
International Growth	26,703	11,204	37,907	61,789		28,153		89,942
International Equity	215	6,992	7,207	373		17,372		17,745
International Small Cap Growth	248	2,350	2,598	483		5,850		6,333
Emerging Markets Growth	349	2,291	2,640	422		5,459		5,881
Emerging Leaders Growth	3	156	159	—	(a)	728		728
Small Cap Value	1,674	1,238	2,912	219		945		1,164
Mid Cap Value	2	19	21	—	(b)	1	(b)	1	(b)
Bond	51	2,455	2,506	101		5,087		5,188
Income	968	1,756	2,724	1,382		1,449		2,831
Low Duration	216	4,392	4,608	161		7,002		7,163
Ready Reserves	408,734	—	408,734	807,267		—		807,267

(a)	For Class N shares the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
124 Semi-Annual Report	June 30, 2011

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2011			Year Ended December 31, 2010
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,473	659	2,132	2,033	6,239	8,272
Large Cap Growth	(526)	(161)	(687)	34	(458)	(424)
Small Cap Growth	(3,466)	(2,427)	(5,893)	(6,414)	6,370	(44)
Mid Cap Growth	48	2,101	2,149	74	968	1,042
Small Mid-Cap Growth	(4)	1,990	1,986	(144)	2,010	1,866
Global Growth	(59)	138	79	(70)	(88)	(158)
International Growth	(20,843)	2,851	(17,992)	(13,845)	5,059	(8,786)
International Equity	(166)	(5,430)	(5,596)	(262)	(11,894)	(12,156)
International Small Cap Growth	(51)	5,133	5,082	249	6,454	6,703
Emerging Markets Growth	(282)	(1,271)	(1,553)	60	(1,650)	(1,590)
Emerging Leaders Growth	—	1,631	1,631	5 (a)	532	537
Small Cap Value	551	3,745	4,296	1,763	4,921	6,684
Mid Cap Value	4	45	49	— (b)	315 (b)	315 (b)
Bond	40	(305)	(265)	75	1,580	1,655
Income	(577)	(1,431)	(2,008)	(266)	(421)	(687)
Low Duration	(102)	(1,835)	(1,937)	514	916	1,430
Ready Reserves	41,275	—	41,275	(136,358)	—	(136,358)

(a)	For Class N shares the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period from May 3, 2010 (Commencement of Operations) to December 31, 2010.
June 30, 2011	William Blair Funds 125

Financial Highlights

Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$11.28	$9.89	$7.12	$11.70	$11.42	$11.33
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.65	1.40	2.79	(4.35)	1.53	1.48

Total from investment operations	0.64	1.39	2.77	(4.40)	1.49	1.42
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.18	1.21	1.33

Total distributions	—	—	—	0.18	1.21	1.33

Net asset value, end of year	$11.92	$11.28	$9.89	$7.12	$11.70	$11.42

Total Return (%)*	5.67	14.05	38.90	(37.61)	13.17	12.42
Ratios to average daily net assets (%):**
Expenses	1.18	1.16	1.23	1.17	1.22	1.17
Net investment income (loss)	(0.14)	(0.13)	(0.20)	(0.54)	(0.35)	(0.49)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010		2009		2008	2007	2006
Net asset value, beginning of year	$11.71	$10.24		$7.35		$12.02	$11.66	$11.52
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02		0.01		(0.02)	0.00^	(0.02)
Net realized and unrealized gain (loss) on investments	0.68	1.45		2.88		(4.47)	1.57	1.49

Total from investment operations	0.69	1.47		2.89		(4.49)	1.57	1.47
Less distributions from:
Net investment income	—	0.00	^	0.00	^	—	—	—
Net realized gain	—	—		—		0.18	1.21	1.33

Total distributions	—	0.00	^	0.00	^	0.18	1.21	1.33

Net asset value, end of year	$12.40	$11.71		$10.24		$7.35	$12.02	$11.66

Total Return (%)*	5.89	14.36		39.34		(37.35)	13.59	12.64
Ratios to average daily net assets (%):**
Expenses	0.84	0.84		0.89		0.85	0.87	0.89
Net investment income (loss)	0.20	0.20		0.14		(0.22)	0.00	(0.20)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$634,781	$575,613	$419,520	$238,586	$369,644	$264,525
Portfolio turnover rate (%)*	30	66	67	60	72	61

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

126 Semi-Annual Report	June 30, 2011

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$7.14	$6.16	$4.68	$7.52	$6.88	$6.47
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.00)^	(0.01)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.26	0.98	1.49	(2.82)	0.65	0.43

Total from investment operations	0.26	0.98	1.48	(2.84)	0.64	0.41
Less distributions from:
Net investment income	—	—	—	0.00 ^	—	—
Net realized gain	—	—	—	—	—	—

Total distributions	—	—	—	0.00 ^	—	—

Net asset value, end of year	$7.40	$7.14	$6.16	$4.68	$7.52	$6.88

Total Return (%)*	3.64	15.91	31.62	(37.76)	9.30	6.34
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.21	1.23	1.23	1.23	1.24
Expenses, before waivers and reimbursements	1.52	1.53	2.28	1.85	1.50	1.63
Net investment income (loss), net of waivers and reimbursements	(0.07)	(0.08)	(0.13)	(0.29)	(0.16)	(0.29)
Net investment income (loss), before waivers and reimbursements	(0.39)	(0.40)	(1.18)	(0.91)	(0.43)	(0.68)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009		2008	2007		2006
Net asset value, beginning of year	$7.30	$6.30	$4.77		$7.64	$6.99		$6.56
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.01		0.00 ^	0.01		0.00
Net realized and unrealized gain (loss) on investments	0.27	1.00	1.52		(2.87)	0.64		0.43

Total from investment operations	0.28	1.01	1.53		(2.87)	0.65		0.43
Less distributions from:
Net investment income	—	0.01	0.00	^	0.00 ^	0.00	^	—
Net realized gain	—	—	—		—	—		—

Total distributions	—	0.01	0.00	^	0.00 ^	0.00	^	—

Net asset value, end of year	$7.58	$7.30	$6.30		$4.77	$7.64		$6.99

Total Return (%)*	3.84	16.03	32.17		(37.56)	9.36		6.55
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.96	0.98		0.98	0.98		0.99
Expenses, before waivers and reimbursements	1.17	1.16	1.26		1.21	1.20		1.38
Net investment income (loss), net of waivers and reimbursements	0.20	0.16	0.12		(0.04)	0.18		(0.04)
Net investment income (loss), before waivers and reimbursements	(0.02)	(0.04)	(0.16)		(0.27)	(0.04)		(0.43)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$28,133	$32,035	$30,311	$23,279	$33,667	$20,191
Portfolio turnover rate (%)*	34	54	88	85	60	53

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is between $(0.005) and $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 127

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$23.22	$19.99	$11.79	$23.30	$25.41	$23.76
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.21)	(0.15)	(0.19)	(0.33)	(0.29)
Net realized and unrealized gain (loss) on investments	0.47	3.44	8.35	(10.73)	(0.25)	3.65

Total from investment operations	0.32	3.23	8.20	(10.92)	(0.58)	3.36
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.59	1.53	1.71

Total distributions	—	—	—	0.59	1.53	1.71

Net asset value, end of year	$23.54	$23.22	$19.99	$11.79	$23.30	$25.41

Total Return (%)*	1.38	16.16	69.55	(46.85)	(2.15)	14.12
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.49	1.48
Expenses, before waivers and reimbursements	1.58	1.52	1.55	1.50	1.49	1.48
Net investment income (loss), net of waivers and reimbursements	(1.27)	(1.03)	(0.93)	(1.05)	(1.24)	(1.14)
Net investment income (loss), before waivers and reimbursements	(1.35)	(1.05)	(0.98)	(1.05)	(1.24)	(1.14)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$24.07	$20.64	$12.14	$23.89	$25.94	$24.16
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.16)	(0.11)	(0.14)	(0.25)	(0.22)
Net realized and unrealized gain (loss) on investments	0.47	3.59	8.61	(11.02)	(0.27)	3.71

Total from investment operations	0.35	3.43	8.50	(11.16)	(0.52)	3.49
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.59	1.53	1.71

Total distributions	—	—	—	0.59	1.53	1.71

Net asset value, end of year	$24.42	$24.07	$20.64	$12.14	$23.89	$25.94

Total Return (%)*	1.45	16.62	70.02	(46.70)	(1.88)	14.42
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.20	1.20	1.20	1.21
Expenses, before waivers and reimbursements	1.31	1.25	1.20	1.20	1.20	1.21
Net investment income (loss), net of waivers and reimbursements	(1.01)	(0.76)	(0.63)	(0.75)	(0.94)	(0.87)
Net investment income (loss), before waivers and reimbursements	(1.07)	(0.76)	(0.63)	(0.75)	(0.94)	(0.87)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$763,477	$891,589	$762,798	$401,627	$1,094,419	$1,261,174
Portfolio turnover rate (%)*	46	117	122	135	97	105

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

128 Semi-Annual Report	June 30, 2011

Financial Highlights

Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$12.50	$10.08	$7.41	$11.35	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.04)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.54	2.47	2.71	(3.87)	1.59	0.53

Total from investment operations	1.50	2.42	2.67	(3.94)	1.52	0.46
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.00 ^	0.63	—

Total distributions	—	—	—	0.00 ^	0.63	—

Net asset value, end of year	$14.00	$12.50	$10.08	$7.41	$11.35	$10.46

Total Return (%)*	12.00	24.01	36.03	(34.71)	14.62	4.60
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.36	1.36	1.38	1.40
Expenses, before waivers and reimbursements	1.44	1.42	2.13	2.03	1.67	2.35
Net investment income (loss), net of waivers and reimbursements	(0.53)	(0.42)	(0.51)	(0.76)	(0.58)	(0.70)
Net investment income (loss), before waivers and reimbursements	(0.62)	(0.49)	(1.28)	(1.43)	(0.87)	(1.65)

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007	2006(a)
Net asset value, beginning of year	$12.68	$10.20	$7.48	$11.42	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.55	2.50	2.74	(3.89)	1.60	0.53

Total from investment operations	1.53	2.48	2.72	(3.94)	1.56	0.49
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.00 ^	0.63	—

Total distributions	—	—	—	0.00 ^	0.63	—

Net asset value, end of year	$14.21	$12.68	$10.20	$7.48	$11.42	$10.49

Total Return (%)*	12.07	24.31	36.36	(34.50)	14.95	4.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.11	1.11	1.12	1.15
Expenses, before waivers and reimbursements	1.13	1.15	1.28	1.23	1.37	2.10
Net investment income (loss), net of waivers and reimbursements	(0.29)	(0.14)	(0.26)	(0.51)	(0.32)	(0.43)
Net investment income (loss), before waivers and reimbursements	(0.32)	(0.19)	(0.43)	(0.63)	(0.57)	(1.38)

	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007	2006(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$144,034	$101,248	$70,834	$40,526	$45,393	$19,639
Portfolio turnover rate (%)*	24	73	87	76	66	56

(a)	For the period February 1, 2006 (Commencement of Operations) to December 31, 2006.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 129

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.40	$11.73	$8.16	$13.10	$12.96	$12.40
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)	(0.06)	(0.03)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	1.72	2.76	3.63	(4.91)	1.71	1.32

Total from investment operations	1.66	2.67	3.57	(4.94)	1.59	1.21
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	—	—	0.00 ^	1.45	0.65

Total distributions	—	—	—	0.00 ^	1.45	0.65

Net asset value, end of year	$16.06	$14.40	$11.73	$8.16	$13.10	$12.96

Total Return (%)*	11.53	22.76	43.75	(37.71)	12.34	9.68
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.36	1.36	1.36	1.38
Expenses, before waivers and reimbursements	1.44	1.46	1.49	1.41	1.42	1.45
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.76)	(0.60)	(0.26)	(0.79)	(0.86)
Net investment income (loss), before waivers and reimbursements	(0.90)	(0.87)	(0.73)	(0.31)	(0.85)	(0.93)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.68	$11.93	$8.27	$13.24	$13.06	$12.46
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.03)	0.00 ^	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.76	2.81	3.69	(4.97)	1.71	1.33

Total from investment operations	1.72	2.75	3.66	(4.97)	1.63	1.25
Less distributions from:
Net investment income	—	—	0.00 ^	—	—	—
Net realized gain	—	—	—	0.00 ^	1.45	0.65

Total distributions	—	—	0.00 ^	0.00 ^	1.45	0.65

Net asset value, end of year	$16.40	$14.68	$11.93	$8.27	$13.24	$13.06

Total Return (%)*	11.72	23.05	44.26	(37.54)	12.54	9.95
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.11	1.11	1.11	1.13
Expenses, before waivers and reimbursements	1.10	1.11	1.18	1.17	1.17	1.20
Net investment income (loss), net of waivers and reimbursements	(0.55)	(0.50)	(0.33)	0.03	(0.54)	(0.61)
Net investment income (loss), before waivers and reimbursements	(0.55)	(0.51)	(0.40)	(0.03)	(0.60)	(0.68)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$264,913	$208,065	$146,828	$83,479	$124,501	$92,766
Portfolio turnover rate (%)*	39	93	112	77	80	68

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

130 Semi-Annual Report	June 30, 2011

Financial Highlights

Global Growth Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$8.40	$6.97	$4.96	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	(0.01)	(0.01)	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	0.49	1.44	2.02	(4.98)	(0.11)

Total from investment operations	0.52	1.43	2.01	(4.90)	(0.11)
Less distributions from:
Net investment income	—	—	—	0.03	0.00 ^
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	0.03	0.00 ^

Net asset value, end of year	$8.92	$8.40	$6.97	$4.96	$9.89

Total Return (%)*	6.19	20.52	40.52	(49.52)	(1.10)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.52	1.55	1.55	1.55
Expenses, before waivers and reimbursements	1.82	1.93	2.61	2.17	2.14
Net investment income (loss), net of waivers and reimbursements	0.67	(0.09)	(0.17)	0.98	(0.08)
Net investment income (loss), before waivers and reimbursements	0.35	(0.50)	(1.23)	0.36	(0.67)

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2011	2010		2009		2008	2007(a)
Net asset value, beginning of year	$8.40	$6.96		$4.94		$9.91	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.04	0.01		0.00	^	0.08	0.00 ^
Net realized and unrealized gain (loss) on investments	0.49	1.43		2.02		(4.98)	(0.09)

Total from investment operations	0.53	1.44		2.02		(4.90)	(0.09)
Less distributions from:
Net investment income	—	0.00	^	0.00	^	0.07	0.00 ^
Net realized gain	—	—		—		—	—

Total distributions	—	0.00	^	0.00	^	0.07	0.00 ^

Net asset value, end of year	$8.93	$8.40		$6.96		$4.94	$9.91

Total Return (%)*	6.31	20.73		40.90		(49.41)	(0.85)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.27		1.30		1.30	1.30
Expenses, before waivers and reimbursements	1.55	1.62		1.62		1.74	1.89
Net investment income (loss), net of waivers and reimbursements	0.94	0.16		0.05		1.05	0.14
Net investment income (loss), before waivers and reimbursements	0.64	(0.27)		(0.27)		0.61	(0.45)

	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$48,435	$44,877	$38,287	$28,005	$45,576
Portfolio turnover rate (%)*	44	96	133	124	63

(a)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Excludes $0.00, $0.00, $0.00 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008 and 2007, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 131

Financial Highlights

International Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$21.85	$18.55	$13.12	$29.12	$27.70	$25.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.14	0.07	0.29	0.12	0.05
Net realized and unrealized gain (loss) on investments	0.24	3.58	5.47	(15.54)	4.77	5.71

Total from investment operations	0.43	3.72	5.54	(15.25)	4.89	5.76
Less distributions from:
Net investment income	—	0.42	0.11	—	0.34	0.37
Net realized gain	—	—	—	0.75	3.13	2.91

Total distributions	—	0.42	0.11	0.75	3.47	3.28

Net asset value, end of year	$22.28	$21.85	$18.55	$13.12	$29.12	$27.70

Total Return (%)*	1.97	20.09	42.27	(52.33)	18.13	23.06
Ratios to aveage daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.42	1.45	1.39	1.40	1.42
Expenses, before waivers and reimbursements	1.45	1.43	1.46	1.39	1.40	1.42
Net investment income (loss), net of waivers and reimbursements	1.75	0.73	0.48	1.29	0.38	0.19
Net investment income (loss), before waivers and reimbursements	1.75	0.73	0.47	1.29	0.38	0.19

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$22.34	$18.95	$13.40	$29.61	$28.10	$25.55
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.20	0.12	0.37	0.21	0.13
Net realized and unrealized gain (loss) on investments	0.24	3.67	5.59	(15.83)	4.86	5.78

Total from investment operations	0.47	3.87	5.71	(15.46)	5.07	5.91
Less distributions from:
Net investment income	—	0.48	0.16	—	0.43	0.45
Net realized gain	—	—	—	0.75	3.13	2.91

Total distributions	—	0.48	0.16	0.75	3.56	3.36

Net asset value, end of year	$22.81	$22.34	$18.95	$13.40	$29.61	$28.10

Total Return (%)*	2.10	20.47	42.63	(52.17)	18.53	23.35
Ratios to aveage daily net assets (%):**
Expenses	1.13	1.14	1.17	1.08	1.09	1.11
Net investment income (loss)	2.09	0.99	0.74	1.58	0.69	0.45

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,784,623	$5,082,179	$4,473,408	$3,130,938	$8,048,654	$6,267,126
Portfolio turnover rate (%)*	52	99	121	91	56	72

(a)	Excludes $0.13,$0.08, $(0.18), $0.09, and $0.42 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

132 Semi-Annual Report	June 30, 2011

Financial Highlights

International Equity Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.12	$11.07	$8.35	$16.53	$15.21	$12.86
Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.06	0.09	0.10	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.28	1.15	2.64	(8.16)	2.55	2.52

Total from investment operations	0.39	1.21	2.73	(8.06)	2.64	2.56
Less distributions from:
Net investment income	—	0.16	0.01	—	0.14	0.19
Net realized gain	—	—	—	0.12	1.18	0.02

Total distributions	—	0.16	0.01	0.12	1.32	0.21

Net asset value, end of year	$12.51	$12.12	$11.07	$8.35	$16.53	$15.21

Total Return (%)*	3.22	10.92	32.69	(48.75)	17.68	19.96
Ratios to aveage daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45	1.46
Expenses, before waivers and reimbursements	1.58	1.66	1.59	1.45	1.47	1.56
Net investment income (loss), net of waivers and reimbursements	1.75	0.55	1.03	0.80	0.52	0.26
Net investment income (loss), before waivers and reimbursements	1.62	0.34	0.89	0.80	0.50	0.16

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$12.22	$11.16	$8.44	$16.66	$15.31	$12.94
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.10	0.08	0.15	0.13	0.06
Net realized and unrealized gain (loss) on investments	0.29	1.15	2.70	(8.25)	2.57	2.55

Total from investment operations	0.41	1.25	2.78	(8.10)	2.70	2.61
Less distributions from:
Net investment income	—	0.19	0.06	—	0.17	0.22
Net realized gain	—	—	—	0.12	1.18	0.02

Total distributions	—	0.19	0.06	0.12	1.35	0.24

Net asset value, end of year	$12.63	$12.22	$11.16	$8.44	$16.66	$15.31

Total Return (%)*	3.36	11.19	32.93	(48.61)	17.97	20.22
Ratios to aveage daily net assets (%):**
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20	1.21
Expenses, before waivers and reimbursements	1.29	1.28	1.39	1.22	1.25	1.35
Net investment income (loss), net of waivers and reimbursements	1.98	0.88	0.86	1.12	0.76	0.46
Net investment income (loss), before waivers and reimbursements	1.89	0.80	0.67	1.10	0.71	0.32

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$113,139	$178,055	$298,168	$228,486	$408,609	$297,716
Portfolio turnover rate (%)*	49	71	88	92	70	83

(a)	Excludes $0.04, $0.00, $0.00, $(0.07), and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 133

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.07	$10.40	$6.62	$13.98	$13.37	$11.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.03	(0.01)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.65	2.66	3.79	(7.22)	1.72	2.32

Total from investment operations	0.71	2.69	3.78	(7.24)	1.70	2.27
Less distributions from:
Net investment income	—	0.02	—	—	0.05	0.01
Net realized gain	—	—	—	0.12	1.04	0.05

Total distributions	—	0.02	—	0.12	1.09	0.06

Net asset value, end of year	$13.78	$13.07	$10.40	$6.62	$13.98	$13.37

Total Return (%)*	5.43	25.88	57.10	(51.82)	13.06	20.32
Ratios to aveage daily net assets (%):**
Expenses, net of waivers and reimbursements	1.61	1.55	1.65	1.65	1.60	1.65
Expenses, before waivers and reimbursements	1.61	1.55	1.83	1.62	1.60	1.71
Net investment income (loss), net of waivers and reimbursements	0.92	0.30	(0.16)	(0.20)	(0.16)	(0.40)
Net investment income (loss), before waivers and reimbursements	0.92	0.30	(0.34)	(0.17)	(0.16)	(0.46)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.19	$10.49	$6.67	$14.01	$13.41	$11.16
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.07	0.01	0.01	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	0.66	2.68	3.83	(7.23)	1.71	2.34

Total from investment operations	0.75	2.75	3.84	(7.22)	1.74	2.31
Less distributions from:
Net investment income	—	0.05	0.02	—	0.10	0.01
Net realized gain	—	—	—	0.12	1.04	0.05

Total distributions	—	0.05	0.02	0.12	1.14	0.06

Net asset value, end of year	$13.94	$13.19	$10.49	$6.67	$14.01	$13.41

Total Return (%)*	5.69	26.24	57.51	(51.56)	13.34	20.68
Ratios to aveage daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.31	1.31	1.29	1.40
Expenses, before waivers and reimbursements	1.25	1.25	1.31	1.28	1.29	1.46
Net investment income (loss), net of waivers and reimbursements	1.34	0.61	0.11	0.11	0.18	(0.25)
Net investment income (loss), before waivers and reimbursements	1.34	0.61	0.11	0.14	0.18	(0.31)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$768,599	$646,951	$390,851	$291,988	$401,459	$231,969
Portfolio turnover rate (%)*	44	85	136	78	88	109

(a)	Excludes $0.15, $0.01, $(0.02), $0.05, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

134 Semi-Annual Report	June 30, 2011

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009		2008	2007	2006
Net asset value, beginning of year	$15.76	$12.87	$7.46		$21.92	$19.42	$14.17
Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	(0.01)	0.00	^	0.11	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.17)	3.02	5.51		(13.63)	7.23	5.41

Total from investment operations	(0.11)	3.01	5.51		(13.52)	7.13	5.37
Less distributions from:
Net investment income	—	0.12	0.10		—	0.09	0.01
Net realized gain	—	—	—		0.94	4.54	0.11

Total distributions	—	0.12	0.10		0.94	4.63	0.12

Net asset value, end of year	$15.65	$15.76	$12.87		$7.46	$21.92	$19.42

Total Return (%)*	(0.70)	23.44	73.85		(61.71)	37.75	37.90
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.66	1.63	1.70		1.67	1.65	1.65
Expenses, before waivers and reimbursements	1.66	1.63	1.81		1.65	1.69	1.78
Net investment income (loss), net of waivers and reimbursements	0.75	(0.05)	0.04		0.65	(0.45)	(0.22)
Net investment income (loss), before waivers and reimbursements	0.75	(0.05)	(0.07)		0.67	(0.49)	(0.35)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009		2008	2007	2006
Net asset value, beginning of year	$15.87	$12.95	$7.51		$21.99	$19.47	$14.19
Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.04	0.03		0.15	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.17)	3.03	5.54		(13.69)	7.26	5.41

Total from investment operations	(0.09)	3.07	5.57		(13.54)	7.22	5.40
Less distributions from:
Net investment income	—	0.15	0.13		—	0.16	0.01
Net realized gain	—	—	—		0.94	4.54	0.11

Total distributions	—	0.15	0.13		0.94	4.70	0.12

Net asset value, end of year	$15.78	$15.87	$12.95		$7.51	$21.99	$19.47

Total Return (%)*	(0.57)	23.77	74.18		(61.60)	38.13	38.07
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.36	1.41		1.41	1.40	1.40
Expenses, before waivers and reimbursements	1.35	1.36	1.41		1.39	1.40	1.47
Net investment income (loss), net of waivers and reimbursements	1.10	0.26	0.31		0.91	(0.20)	(0.06)
Net investment income (loss), before waivers and reimbursements	1.10	0.26	0.31		0.93	(0.20)	(0.13)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$879,589	$1,250,543	$1,038,260	$385,588	$1,165,854	$813,649
Portfolio turnover rate (%)*	53	121	113	118	100	113

(a)	Excludes $0.11, $0.15, $(0.09), $0.21, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 135

Financial Highlights

Emerging Leaders Growth Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.34	$8.80
Income (loss) from investment operations:
Net investment income (loss) (c)	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)	1.64

Total from investment operations	(0.25)	1.62
Less distributions from:
Net investment income	(0.06)	0.02
Net realized gain	0.06	0.06

Total distributions	—	0.08

Net asset value, end of year	$10.09	$10.34

Total Return (%)*	(2.42)	18.43
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	1.81	1.71
Net investment income (loss), net of waivers and reimbursements	0.65	(0.38)
Net investment income (loss), before waivers and reimbursements	0.49	(0.44)

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008(b)
Net asset value, beginning of year	$10.35	$8.43	$4.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.05	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.30)	1.98	3.73	(5.25)

Total from investment operations	(0.25)	2.00	3.75	(5.21)
Less distributions from:
Net investment income	(0.06)	0.02	0.11	0.00 ^
Net realized gain	0.06	0.06	—	—

Total distributions	—	0.08	0.11	0.00 ^

Net asset value, end of year	$10.10	$10.35	$8.43	$4.79

Total Return (%)*	(2.42)	23.70	78.38	(52.09)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.54	1.52	1.54	1.56
Net investment income (loss), net of waivers and reimbursements	0.97	0.25	0.37	0.70
Net investment income (loss), before waivers and reimbursements	0.83	0.13	0.23	0.54

	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008(b)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$100,402	$94,901	$115,136	$46,676
Portfolio turnover rate (%)*	102	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(b)	For the period March 26, 2008 (Commencement of Operations) to December 31, 2008.
(c)	Excludes $0.96, $1.29 and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009 and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

136 Semi-Annual Report	June 30, 2011

Financial Highlights

Small Cap Value Fund

	Class N
	Period Ended June 30,		Years Ended December 31,
	2011		2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.71		$10.49	$8.33	$11.31	$16.27	$14.95
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.03	0.06	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.30		3.22	2.13	(3.02)	(0.96)	3.22

Total from investment operations	0.30		3.25	2.19	(2.93)	(0.94)	3.25
Less distributions from:
Net investment income	—		0.03	0.03	0.05	—	0.01
Net realized gain	—		—	—	—	4.02	1.92

Total distributions	—		0.03	0.03	0.05	4.02	1.93

Net asset value, end of year	$14.01		$13.71	$10.49	$8.33	$11.31	$16.27

Total Return (%)*	2.19		30.94	26.24	(25.85)	(5.54)	21.78
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.37		1.33	1.29	1.29	1.33	1.34
Expenses, before waivers and reimbursements	1.56		1.57	1.78	1.82	1.66	1.75
Net investment income (loss), net of waivers and reimbursements	0.06		0.25	0.68	0.84	0.10	0.21
Net investment income (loss), before waivers and reimbursements	(0.13)		0.01	0.19	0.31	(0.23)	(0.20)

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.93	$10.65	$8.45	$11.50	$16.51	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.08	0.11	0.09	0.03
Net realized and unrealized gain (loss) on investments	0.31	3.27	2.16	(3.08)	(1.01)	3.30

Total from investment operations	0.33	3.32	2.24	(2.97)	(0.92)	3.33
Less distributions from:
Net investment income	—	0.04	0.04	0.08	0.07	0.02
Net realized gain	—	—	—	—	4.02	1.92

Total distributions	—	0.04	0.04	0.08	4.09	1.94

Net asset value, end of year	$14.26	$13.93	$10.65	$8.45	$11.50	$16.51

Total Return (%)*	2.37	31.16	26.56	(25.77)	(5.31)	22.10
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.12	1.10	1.09	1.09	1.09	1.09
Expenses, before waivers and reimbursements	1.27	1.29	1.50	1.57	1.37	1.50
Net investment income (loss), net of waivers and reimbursements	0.34	0.43	0.86	1.06	0.52	0.16
Net investment income (loss), before waivers and reimbursements	0.19	0.24	0.45	0.58	0.24	(0.25)

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$229,443	$164,499	$54,859	$36,249	$47,118	$146,777
Portfolio turnover rate (%)*	32	71	62	87	102	162

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 137

Financial Highlights

Mid Cap Value Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.57	0.74

Total from investment operations	0.63	0.83
Less distributions from:
Net investment income	(0.02)	0.06
Net realized gain	0.02	0.02

Total distributions	—	0.08

Net asset value, end of year	$11.38	$10.75

Total Return (%)*	5.86	8.36
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35
Expenses, before waivers and reimbursements	4.28	5.09
Net investment income (loss), net of waivers and reimbursements	1.03	0.92
Net investment income (loss), before waivers and reimbursements	(1.90)	(2.82)

	Class I
	Period Ended June 30,	Period Ended December 31,
	2011	2010(a)
Net asset value, beginning of year	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.58	0.75

Total from investment operations	0.63	0.86
Less distributions from:
Net investment income	(0.02)	0.08
Net realized gain	0.02	0.02

Total distributions	—	0.10

Net asset value, end of year	$11.39	$10.76

Total Return (%)*	5.86	8.66
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10
Expenses, before waivers and reimbursements	3.97	4.92
Net investment income (loss), net of waivers and reimbursements	0.92	1.10
Net investment income (loss), before waivers and reimbursements	(1.95)	(2.72)

	Period Ended June 30,	Period Ended December 31,
	2011	2010(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,143	$3,393
Portfolio turnover rate (%)*	40	35

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

138 Semi-Annual Report	June 30, 2011

Financial Highlights

Bond Fund

	Class N
	Period Ended June 30,	Period Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.70	$10.40	$9.82	$10.07	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.46	0.48	0.47	0.31
Net realized and unrealized gain (loss) on investments	0.07	0.35	0.59	(0.31)	0.02

Total from investment operations	0.30	0.81	1.07	0.16	0.33
Less distributions from:
Net investment income	0.24	0.48	0.49	0.41	0.26
Net realized gain	—	0.03	—	—	—

Total distributions	0.24	0.51	0.49	0.41	0.26

Net asset value, end of year	$10.76	$10.70	$10.40	$9.82	$10.07

Total Return (%)*	2.90	7.86	11.11	1.64	3.38
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.77	0.70	1.40	2.47	0.81
Net investment income (loss), net of waivers and reimbursements	4.29	4.25	4.76	4.69	4.80
Net investment income (loss), before waivers and reimbursements	4.17	4.01	4.01	2.87	4.64

	Class I
	Period Ended June 30,	Period Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.59	$10.31	$9.72	$10.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.47	0.49	0.48	0.32
Net realized and unrealized gain (loss) on investments	0.09	0.33	0.59	(0.31)	0.02

Total from investment operations	0.32	0.80	1.08	0.17	0.34
Less distributions from:
Net investment income	0.25	0.49	0.49	0.49	0.30
Net realized gain	—	0.03	—	—	—

Total distributions	0.25	0.52	0.49	0.49	0.30

Net asset value, end of year	$10.66	$10.59	$10.31	$9.72	$10.04

Total Return (%)*	3.09	7.89	11.40	1.72	3.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.50	0.50	0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.56	0.55	0.58	0.71	0.67
Net investment income (loss), net of waivers and reimbursements	4.45	4.41	4.92	4.90	4.95
Net investment income (loss), before waivers and reimbursements	4.40	4.36	4.84	4.69	4.78

	Period Ended June 30,	Period Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$203,808	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	17	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 139

Financial Highlights

Income Fund

	Class N
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.22	$9.07	$8.69	$9.29	$9.74	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.35	0.40	0.37	0.45	0.44
Net realized and unrealized gain (loss) on investments	0.05	0.19	0.44	(0.59)	(0.35)	(0.04)

Total from investment operations	0.22	0.54	0.84	(0.22)	0.10	0.40

Less distributions from:
Net investment income	0.19	0.39	0.46	0.38	0.55	0.49
Net realized gain	—	—	—	—	—	—

Total distributions	0.19	0.39	0.46	0.38	0.55	0.49

Net asset value, end of year	$9.25	$9.22	$9.07	$8.69	$9.29	$9.74

Total Return (%)*	2.48	6.04	9.88	(2.46)	1.08	4.25
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.90	0.79	0.74
Expenses, before waivers and reimbursements	0.94	0.85	0.93	0.93	0.81	0.80
Net investment income (loss), net of waivers and reimbursements	3.72	3.79	4.48	4.38	4.73	4.54
Net investment income (loss), before waivers and reimbursements	3.63	3.79	4.41	4.35	4.71	4.48

	Class I
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.15	$9.00	$8.64	$9.30	$9.69	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.37	0.41	0.39	0.47	0.45
Net realized and unrealized gain (loss) on investments	0.05	0.19	0.43	(0.59)	(0.34)	(0.04)

Total from investment operations	0.23	0.56	0.84	(0.20)	0.13	0.41

Less distributions from:
Net investment income	0.20	0.41	0.48	0.46	0.52	0.54
Net realized gain	—	—	—	—	—	—

Total distributions	0.20	0.41	0.48	0.46	0.52	0.54

Net asset value, end of year	$9.18	$9.15	$9.00	$8.64	$9.30	$9.69

Total Return (%)*	2.60	6.33	9.89	(2.26)	1.36	4.33
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.65	0.63	0.66	0.72	0.60	0.62
Net investment income (loss), net of waivers and reimbursements	3.93	4.01	4.67	4.57	4.91	4.66

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$95,128	$113,277	$117,608	$140,435	$204,630	$297,077
Portfolio turnover rate (%)*	16	29	40	38	34	33

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

140 Semi-Annual Report	June 30, 2011

Financial Highlights

Low Duration Fund

	Class N
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of year	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.04	0.05	(0.07)

Total from investment operations	0.11	0.18	(0.06)
Less distributions from:
Net investment income	0.12	0.21	0.01
Net realized gain	—	—	—

Total distributions	0.12	0.21	0.01

Net asset value, end of year	$9.89	$9.90	$9.93

Total Return (%)*	1.13	1.86	(0.60)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.74	0.78	0.94
Net investment income (loss), net of waivers and reimbursements	1.53	1.33	1.27
Net investment income (loss), before waivers and reimbursements	1.48	1.25	1.03

	Class I
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of year	$9.89	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.15	0.01
Net realized and unrealized gain (loss) on investments	0.05	0.04	(0.07)

Total from investment operations	0.13	0.19	(0.06)
Less distributions from:
Net investment income	0.13	0.23	0.01
Net realized gain	—	—	—

Total distributions	0.13	0.23	0.01

Net asset value, end of year	$9.89	$9.89	$9.93

Total Return (%)*	1.31	1.89	(0.59)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.60	0.63	0.79
Net investment income (loss), net of waivers and reimbursements	1.68	1.46	1.39
Net investment income (loss), before waivers and reimbursements	1.63	1.38	1.15

	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$146,035	$143,470	$95,134
Portfolio turnover rate (%)*	17	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 141

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended June 30,		Years Ended December 31,
	2011		2010		2009		2008	2007	2006
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.00	^	0.00	^	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	—		—		—		—	—	—

Total from investment operations	0.00	^	0.00	^	0.00	^	0.02	0.05	0.04
Less distributions from:
Net investment income	0.00	^	0.00	^	0.00	^	0.02	0.05	0.04
Net realized gain	—		—		—		—	—	—

Total distributions	0.00	^	0.00	^	0.00	^	0.02	0.05	0.04

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (%)*	0.00		0.01		0.10		2.20	4.75	4.47
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.17		0.24		0.46		0.60	0.63	0.63
Expenses, before waivers and reimbursements	0.61		0.61		0.66		0.60	0.63	0.63
Net investment income (loss), net of waivers and reimbursements	0.01		0.01		0.11		2.12	4.63	4.38
Net investment income (loss), before waivers and reimbursements	(0.43)		(0.36)		(0.09)		2.12	4.63	4.38

	Period Ended June 30,		Years Ended December 31,
	2011		2010		2009		2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,257,818		$1,216,543		$1,352,901		$1,841,189	$1,399,537	$1,195,593

*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

142 Semi-Annual Report	June 30, 2011

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees

Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	Director, William Blair SI CAV

Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President Since 2007	Principal, William Blair & Company, L.L.C.	19	Director, William Blair SI CAV

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto, Managing Partner, Bordeaux Capital from 2002-2006.	19	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)
June 30, 2011	William Blair Funds 143

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. Companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	Mutual Trust Financial Group, provider of insurance and investment products; Board Member First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance

Officers
Michael P. Balkin, 1959	Senior Vice President Vice President	Since 2009 2008-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital		N/A

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President Vice President	Since 2009 2006-2009	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.		N/A

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President Vice President	Since 2011 Since 2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager U.S. Bancorp Asset Management.		N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Mark T. Leslie, 1967	Senior Vice President Vice President	Since 2008 2005-2008	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.		N/A
Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.		N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.		N/A
144 Semi-Annual Report	June 30, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A
John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2011	William Blair Funds 145

Renewal of the Trust’s Management Agreement

On April 26, 2011, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Growth Fund, the William Blair Large Cap Growth Fund, the William Blair Small Cap Growth Fund, the William Blair Mid Cap Growth Fund, the William Blair Small-Mid Cap Growth Fund, the William Blair Global Growth Fund, the William Blair International Growth Fund, the William Blair International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund, the William Blair Small Cap Value Fund, the William Blair Bond Fund, the William Blair Income Fund, the William Blair Low Duration Fund and the William Blair Ready Reserves Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 26, 2011 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 25 and 26, 2011, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the

146 Semi-Annual Report	June 30, 2011

investment advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in place for certain Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2010, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the comparative performance information generally, the Board considered the Advisor’s statement that it is committed to managing each Fund consistently with the Fund’s stated investment strategies through all market environments and that, as a result, the Funds’ relative performance compared to the Lipper performance peer universe and relevant securities indexes from year to year will be affected by whether the market environment favors or disfavors the Advisor’s investment strategies. The Board also considered the Advisor’s statement that its investment strategies are intended to produce superior performance over the long term. The Trustees reviewed each Fund’s ranking in its Lipper performance peer universe during the applicable periods, and based on that review, requested and discussed with the Advisor additional information regarding the performance of the International Equity Fund, the Emerging Markets Growth Fund, the Small Cap Growth Fund and the Low Duration Fund. With respect to the International Equity Fund, the Board noted that, except for 2008, the Fund had positive absolute performance for each full year since its inception and also considered the Advisor’s statement that the Fund’s lower allocations to emerging markets and small-cap securities relative to its peer funds had contributed to underperformance in recent periods. With respect to the Emerging Markets Growth Fund, the Board considered the Advisor’s statement that the Fund’s underperformance during the economic downturn in 2008 and 2009 continued to negatively impact the Fund’s three- and five-year rankings within its Lipper performance peer universe and noted that the Fund ranked in the 20th percentile of its Lipper performance peer universe over the most recent one-year period. With respect to the Small Cap Growth Fund, the Board noted the significant changes in the Fund’s ranking in its Lipper performance peer universe from year-to-year in recent periods and considered the Advisor’s statement that the such changes generally resulted from portfolio management managing the Fund consistently with the Fund’s stated investment strategies through different market environments. With respect to the Low Duration Fund, the Board considered supplemental information presented by the Advisor comparing the Fund’s performance to the performance of a different peer group of funds that the Advisor believed to be more representative of the Fund’s investment style and portfolio characteristics, including the Fund’s average duration and average credit quality. The Board considered the Advisor’s statement that the Fund’s lower average duration and higher average credit quality as compared to the funds in its Lipper performance peer universe negatively impacted its comparative performance.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. The Board considered that the Advisor had proposed to contractually limit total expenses for the Large Cap Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Small Cap Value Fund, the Bond Fund, the Income Fund and the Low Duration Fund. The Board also considered that the Advisor intended to continue to voluntarily waive or reimburse certain operating expenses of the Ready Reserves Fund to maintain a positive yield for the Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

June 30, 2011	William Blair Funds 147

In considering the information, the Board noted that the advisory fees for the Growth Fund, the Large Cap Growth Fund, the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Global Growth Fund, the International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Ready Reserves Fund were below or within an acceptable range of the average advisory fees of their Lipper expense peer group. The Board also noted that the advisory fees for the Small Cap Value Fund were above although within an acceptable range of the average advisory fees of its Lipper expense peer group after giving effect to the expense limitation proposed for 2011. Finally, the Board noted that the advisory fees for the Small Cap Growth Fund and the International Equity Fund were above the average advisory fees of their Lipper expense peer group, but that such advisory fees were within an acceptable range of the average advisory fees of their Lipper expense peer group and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. The Board also noted that the Advisor increased the number of personnel working on Fund matters during 2010. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

148 Semi-Annual Report	June 30, 2011

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2010:

Emerging Leaders Growth	Small Cap Value	Bond
$505,181	$135,089	$493,757

The following table provides the percentage of the 2010 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Growth	100.00%	100.00%
Large Cap Growth	100.00%	100.00%
Small Cap Growth	0.00%	0.00%
Mid Cap Growth	0.00%	0.00%
Small-Mid Cap Growth	0.00%	0.00%
Global Growth	99.93%	100.00%
International Growth	0.00%	85.61%
International Equity	0.43%	100.00%
International Small Cap Growth	0.13%	100.00%
Emerging Markets Growth	0.16%	83.93%
Emerging Leaders Growth	0.00%	100.00%
Small Cap Value	100.00%	100.00%
Mid Cap Value	75.51%	100.00%
Bond	0.00%	0.00%
Income	0.00%	0.00%
Low Duration	0.00%	0.00%
Ready Reserves	0.00%	0.00%

In January 2011, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2010.

June 30, 2011	William Blair Funds 149

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Ready Reserves Portfolio), service fees (for Class N shares of the Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, the Bond Portfolio and the Low Duration Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

150 Semi-Annual Report	June 30, 2011

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

Expense Example	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During the Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,056.70	$6.01	1.18%
Class N—hypothetical 5% return	1,000.00	1,018.95	5.90	1.18
Class I—actual return	1,000.00	1,058.90	4.27	0.84
Class I—hypothetical 5% return	1,000.00	1,020.65	4.19	0.84
Large Cap Growth Fund
Class N—actual return	1,000.00	1,036.40	6.06	1.20
Class N—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20
Class I—actual return	1,000.00	1,038.40	4.80	0.95
Class I—hypothetical 5% return	1,000.00	1,020.08	4.76	0.95
Small Cap Growth Fund
Class N—actual return	1,000.00	1,013.80	7.49	1.50
Class N—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50
Class I—actual return	1,000.00	1,014.50	6.24	1.25
Class I—hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,120.00	7.10	1.35
Class N—hypothetical 5% return	1,000.00	1,018.10	6.76	1.35
Class I—actual return	1,000.00	1,120.70	5.78	1.10
Class I—hypothetical 5% return	1,000.00	1,019.34	5.51	1.10
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,115.30	7.09	1.35
Class N—hypothetical 5% return	1,000.00	1,018.09	6.76	1.35
Class I—actual return	1,000.00	1,117.20	5.76	1.10
Class I—hypothetical 5% return	1,000.00	1,019.36	5.49	1.10
Global Growth Fund
Class N—actual return	1,000.00	1,061.90	7.67	1.50
Class N—hypothetical 5% return	1,000.00	1,017.36	7.50	1.50
Class I—actual return	1,000.00	1,063.10	6.39	1.25
Class I—hypothetical 5% return	1,000.00	1,018.60	6.26	1.25
International Growth Fund
Class N—actual return	1,000.00	1,019.70	7.26	1.45
Class N—hypothetical 5% return	1,000.00	1,017.60	7.25	1.45
Class I—actual return	1,000.00	1,021.00	5.65	1.13
Class I—hypothetical 5% return	1,000.00	1,019.20	5.65	1.13
International Equity Fund
Class N—actual return	1,000.00	1,032.20	7.31	1.45
Class N—hypothetical 5% return	1,000.00	1,017.60	7.25	1.45
Class I—actual return	1,000.00	1,033.60	6.05	1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01	1.20
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,054.30	8.22	1.61
Class N—hypothetical 5% return	1,000.00	1,016.79	8.07	1.61
Class I—actual return	1,000.00	1,056.90	6.35	1.25
Class I—hypothetical 5% return	1,000.00	1,018.62	6.23	1.25
Emerging Markets Growth Fund
Class N—actual return	1,000.00	993.00	8.21	1.66
Class N—hypothetical 5% return	1,000.00	1,016.55	8.31	1.66
Class I—actual return	1,000.00	994.30	6.69	1.35
Class I—hypothetical 5% return	1,000.00	1,018.08	6.77	1.35

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
June 30, 2011	William Blair Funds 151

Expense Example	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During the Period(a)	Annualized Expense Ratio
Emerging Leaders Growth Fund
Class N—actual return	$1,000.00	$975.80	$8.08	1.65%
Class N—hypothetical 5% return	1,000.00	1,016.61	8.25	1.65
Class I—actual return	1,000.00	975.80	6.86	1.40
Class I—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Small Cap Value Fund
Class N—actual return	1,000.00	1,021.90	6.86	1.37
Class N—hypothetical 5% return	1,000.00	1,018.01	6.84	1.37
Class I—actual return	1,000.00	1,023.70	5.62	1.12
Class I—hypothetical 5% return	1,000.00	1,019.24	5.60	1.12
Mid Cap Value Fund
Class N—actual return	1,000.00	1,058.60	6.89	1.35
Class N—hypothetical 5% return	1,000.00	1,018.10	6.75	1.35
Class I—actual return	1,000.00	1,058.60	5.61	1.10
Class N—hypothetical 5% return	1,000.00	1,019.34	5.51	1.10
Bond Fund
Class N—actual return	1,000.00	1,029.00	3.27	0.65
Class N—hypothetical 5% return	1,000.00	1,021.57	3.26	0.65
Class I—actual return	1,000.00	1,030.90	2.52	0.50
Class I—hypothetical 5% return	1,000.00	1,022.32	2.51	0.50
Income Fund
Class N—actual return	1,000.00	1,024.80	4.27	0.85
Class N—hypothetical 5% return	1,000.00	1,020.58	4.26	0.85
Class I—actual return	1,000.00	1,026.00	3.26	0.65
Class I—hypothetical 5% return	1,000.00	1,021.57	3.26	0.65
Low Duration Fund
Class N—actual return	1,000.00	1,011.30	3.49	0.70
Class N—hypothetical 5%	1,000.00	1,021.33	3.51	0.70
Class I—actual return	1,000.00	1,013.10	2.74	0.55
Class I—hypothetical 5%	1,000.00	1,022.07	2.75	0.55
Ready Reserve Fund
Class N—actual return	1,000.00	1,000.00	0.86	0.17
Class N—hypothetical 5% return	1,000.00	1,023.93	0.87	0.17

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
152 Semi-Annual Report	June 30, 2011

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group—International Banking and Insurance Division

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2011	William Blair Funds 153

EQUITY	GLOBAL EQUITY	FIXED-INCOME
Growth Fund	Global Growth Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Small Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Growth Fund	International Growth Fund
Small-Mid Cap Growth Fund	International Equity Fund	MONEY MARKET
Small Cap Value Fund	International Small Cap Growth Fund	Ready Reserves Fund
Mid Cap Value Fund	Emerging Markets Growth Fund
Emerging Leaders Growth Fund

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

INSTITUTIONAL

SEMI-ANNUAL REPORT

June 30, 2011

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2011	William Blair Funds 1

GLOBAL MARKETS OVERVIEW

Summary

Despite rallying earlier in the second quarter, the global market fell in June on concerns about the sustainability of the recovery as many developed economies hit a “soft patch.” This growth slowdown was exacerbated by supply chain disruptions and reduced growth expectations following the Japanese earthquake and tsunami, resurfacing European sovereign debt concerns, U.S. debt ceiling worries, and continued inflationary pressures in emerging markets. As a result, the global equity market was virtually flat during the second quarter, returning 0.13%, with developed markets up 0.33% as measured by the MSCI World IMI, while emerging markets fell 1.13%.

During the second quarter the World Index return benefited from U.S. dollar weakness versus most developed market currencies, coupled with strength in Europe and the U.K. In particular, Germany and France performed well, benefiting from strong export demand coupled with improved consumer confidence and spending. These positives more than offset market weakness in a number of the peripheral European countries on debt concerns. Canada also underperformed, falling 4.96%, as Energy prices eased. Within emerging markets, Asia outperformed, falling 0.16%, as Indonesia, Korea, and Taiwan rallied, offsetting negative returns in China and India on inflation and growth concerns. Emerging Latin America and Emerging Europe Middle East and Asia each fell over 2% during the quarter, hampered by concerns about rising interest rates and inflationary pressures in Brazil, along with weakness in Turkey and a weakening Russian ruble. Healthcare was the strongest sector globally during the second quarter, up approximately 7%, followed by Consumer Discretionary. Conversely, Energy fell over 5% after prices subsided following spikes earlier in the year.

Year to date the global equity market rose 4.66%, led by Continental Europe and the U.S., which were particularly strong during the first quarter, on reduced European debt concerns and an improving outlook at the outset of 2011. Japan was the worst performing developed market, falling nearly 4%, due largely concerns arising from the March earthquake. Emerging markets eked out a 0.32% return during the first half, led by approximately 8% and 9% returns in Korea and Russia, respectively, which somewhat offset weakness in India, Turkey, Brazil, and South Africa. Year to date, non-U.S. developed small cap stocks trailed their larger cap counterparts, due to second quarter relative weakness in Canada and Continental Europe. All sectors had positive returns during the first half of 2011, led by strength in Healthcare, which rose over 12%, along with Consumer, Energy, and Telecommunication Services, which were each up approximately 7%. Conversely, Information Technology returned 0.6%, while Financials and Materials each rose just over 1%.

Outlook

Over the last several months, the global investment agenda has been plagued by macroeconomic concerns of perceived threats to global growth and/or financial stability. Specifically, there are increasing concerns regarding the sustainability of Chinese growth, an increased potential for the slowdown to transition to a harder landing, and the implication for asset quality within the Financials sector. We believe that China’s development is the most important input into global economic growth and any slowdown in that economy would have significant effects on sustainable growth in this cycle.

Europe is facing more clear cut challenges regarding public sector fiscal sustainability. This is what the market has been focused on—peripheral European public sector debt and the attendant risks on the Financial system and, by implication, global growth. Despite these

2 Semi-Annual Report	June 30, 2011

fears, core European economies have been relatively strong and corporate performance has been sound. The details surrounding a deal for peripheral European public sector debt will continue to be debated and we expect that these questions will be more elongated than investors would like. The U.S. is facing similar public sector finance issues as Europe, which will be noisier over the short term, but will likely be resolved more quickly, given a more straightforward set of tradeoffs.

Global growth has been led by emerging markets post the 2008 financial crisis. There are now clear signs of a global growth plateau, as the global growth impulse is not feeding through the economy. As a result, economic growth and earnings growth expectations no longer are increasing, which has been exemplified in negative earnings revisions across regions and sectors. However, macroeconomic concerns have depressed equity valuations globally relative to historic norms and interest rates. The European uncertainly in particular may extend through the third quarter before there is a satisfactory outcome. This will be an opportunity for market appreciation particularly during the latter part of the year.

We believe this framework suggests a market environment favoring high quality companies that can deliver strong performance in a weaker growth environment where there are no longer cyclical tailwinds creating earnings surprises quarterly. The companies that outperform in even a sluggish environment will be rewarded with better valuations. From a short term strategy perspective, the less cyclical regions have outperformed more recently—U.S. and Japan. We believe that if there is a resolution to the European financial crisis and moderating Chinese inflation, these areas could outperform at the expense of the U.S. and Japan.

Long Term Strategy Considerations

In terms of long term strategy, equities remain attractive versus fixed income. The trade towards safe government bonds and money market instruments has led investors to neglect alternative income and growth investment opportunities in favor of fixed value and fixed income opportunities. This has created significant opportunities for equities and other income producing assets, as the prospective return and yield differentials have increased. Secondly, following a cycle that favored small cap companies over larger cap, we believe that we may be at a point where large cap equities are poised to do better, particularly if the financial outlook stabilizes. Our portfolio strategies generally reflect this trend, with a higher allocation than normal to large cap companies at the expense of smaller cap holdings. Finally, we believe there is a favorable outlook for developed markets versus emerging markets over the long term. Emerging markets have outperformed consistently over the last decade or so. As a result, emerging markets are currently at a similar peak in relative performance as they were in 1993, after the late 1980s-early 1990s emerging markets bubble. Clearly, emerging markets are in a significantly different position in the world than in the early 1990s given improved corporate returns and significant growth; however, there are underlying structural risks in emerging markets that continue to this day. Over the long term, these risks will need to be addressed, which may result in underperformance vis-à-vis developed markets over a period of several years.

June 30, 2011	William Blair Funds 3

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Growth Fund posted a 2.16% increase for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World ex-U.S. IMI Index (net), gained 3.52%.

Despite strong results the majority of the year, the Fund underperformed the Index year to date due to weakness in January and February, coupled with the Fund’s currency hedges, as the USD depreciated versus most currencies year to date. Key detractors from return included the Fund’s U.K. Consumer Staples holdings, which underperformed during the first quarter on rising raw materials costs and slower than expected revenue growth. Emerging Latin America also detracted from results on pricing pressure. Energy stock selection was negative due to a focus on services holdings, lack of European and Russian integrated oil exposure, and Latin American stock selection. Financials stock selection detracted from performance during the first two months of the year and, therefore, year to date due to weakness in Singaporean real estate holdings, overweighted Japanese Financials exposure, and residual Egyptian and Turkish bank exposure. Somewhat offsetting these negative relative results were the overweighting and stock selection in Consumer Discretionary, along with Industrials, Information Technology, Materials and Utilities stock selection. Regionally, stock selection was additive in Japan, Europe Ex-U.K., Canada and Emerging Asia, but was offset by weakness in Pacific Ex-Japan, the U.K. and Emerging Europe, Middle-East, and Africa.

Over the six month period the emerging markets weighting was reduced from approximately 25% as of year end to 19% as of June 30, due largely to a decline in Latin America near the beginning of the year on inflationary and growth concerns. Conversely Japanese exposure, which totaled approximately 14.6% as of year end, increased during the first quarter on growth and valuation opportunities, and then after the March earthquake on opportunistic valuation opportunities. Subsequent to first quarter end, we reduced Japanese Financial and Industrials exposure on a valuation recovery, coupled with lower growth expectations as the reconstruction began. From a sector perspective, the Fund maintained its focus in the Discretionary and Industrials sectors as of June 30, albeit at lower weightings than December 31. Within Consumer Discretionary the focus remained on auto-related and luxury holdings, while Industrials positioning was largely the result of capital equipment and machinery names. The Fund remained underweighted in Financials during the period, approximating 20% of the Fund, although European exposure was reduced during the period in favor of emerging Asian financials following a series of interest rate hikes. Energy and Materials exposures remained underweighted during the six month period, due to lower energy exploration and production and mining exposures, and despite a focus on energy services and chemicals. From a capitalization perspective, the Fund was at the lower end of its small capitalization range, as growth expectations and valuations favored larger cap peers.

4 Semi-Annual Report	June 30, 2011

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	2.16%	28.26%	(1.72)%	3.03%	10.48%
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	11.66
(a)	For the period July 26, 2002 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—30.6%
Austria—0.1%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	27,713	$2,400

Belgium—1.4%
Anheuser-Busch InBev N.V. (Beverages)	300,154	17,411
Colruyt S.A. (Food & staples retailing)	128,967	6,452

		23,863

Denmark—1.4%
Coloplast A/S (Health care equipment & supplies)	57,377	8,712
Novo Nordisk A/S (Pharmaceuticals)	97,100	12,186
SimCorp A/S (Software)	13,528	2,670

		23,568

Finland—1.5%
Kone Oyj (Machinery)	171,209	10,758
Nokian Renkaat Oyj (Auto components)	138,092	6,929
UPM-Kymmene Oyj (Paper & forest products)	463,867	8,482

		26,169

France—7.0%
Air Liquide S.A. (Chemicals)	66,614	9,548
*Arkema S.A. (Chemicals)	69,036	7,107
AXA S.A. (Insurance)	785,739	17,855
BNP Paribas (Commercial banks)	281,989	21,767
Essilor International S.A. (Health care equipment & supplies)	212,503	17,235
L’Oreal S.A. (Personal products)	177,344	23,033
Schneider Electric S.A. (Electrical equipment)	85,139	14,223
SEB S.A. (Household durables)	43,696	4,578
Suez Environnement Co. (Multi-utilities)	345,301	6,888

		122,234

Germany—7.1%
Aixtron AG (Semiconductors & semiconductor equipment)	118,657	4,049
BASF SE (Chemicals)	261,092	25,584
Bayer AG (Pharmaceuticals)	310,493	24,962
*Bayerische Motoren Werke AG (Automobiles)	199,302	19,887
Gerry Weber International AG (Textiles, apparel & luxury goods)	46,124	3,028
Infineon Technologies AG (Semiconductors & semiconductor equipment)	998,512	11,225
Lanxess AG (Chemicals)	91,384	7,501
MTU Aero Engines Holding AG (Aerospace & defense)	79,845	6,378
SAP AG (Software)	281,985	17,072
Wincor Nixdorf AG (Computers & peripherals)	64,713	4,677

		124,363

Ireland—0.4%
Paddy Power plc (Hotels, restaurants & leisure)	84,859	4,614
Shire plc (Pharmaceuticals)	96,686	3,018

		7,632

Issuer	Shares	Value

Common Stocks—Europe, Mid-East—30.6%—(continued)
Israel—1.7%
*Check Point Software Technologies, Ltd. (Software)†	133,008	$7,562
Israel Chemicals, Ltd. (Chemicals)	645,996	10,254
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	238,494	11,500

		29,316

Italy—1.2%
Ansaldo STS SpA (Transportation infrastructure)	255,401	3,580
DiaSorin SpA (Health care equipment & supplies)	87,261	4,188
Saipem SpA (Energy equipment & services)	255,858	13,209

		20,977

Luxembourg—0.0%
*L’Occitane International S.A. (Specialty retail)	211,000	564

Netherlands—0.6%
*ASML Holding N.V. (Semiconductors & semiconductor equipment)	292,268	10,765

Norway—0.2%
*Norwegian Air Shuttle ASA (Airlines)	138,200	2,549
Opera Software ASA (Internet software & services)	215,749	1,355

		3,904

Spain—1.3%
Banco Santander S.A. (Commercial banks)	1,282,744	14,813
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	74,861	3,981
Tecnicas Reunidas S.A. (Energy equipment & services)	28,381	1,456
*Viscofan S.A. (Food products)	74,509	2,966

		23,216

Sweden—2.3%
Atlas Copco AB (Machinery)	530,051	13,953
Elekta AB (Health care equipment & supplies)	129,565	6,137
*Hexagon AB (Machinery)	554,301	13,653
JM AB (Household durables)	131,970	3,114
Mekonomen AB (Specialty retail)	25,413	880
NIBE Industrier AB (Building products)	103,430	1,790

		39,527

Switzerland—4.4%
*ABB, Ltd. (Electrical equipment)	672,537	17,438
Cie Financiere Richemont S.A. (Textiles, apparel & luxury goods)	116,985	7,660
*Glencore International plc (Metals & mining)	249,741	1,968
*Julius Baer Group, Ltd. (Capital markets)	142,486	5,886
*Meyer Burger Technology AG (Machinery)	63,422	2,802
*Orascom Development Holding AG (Hotels, restaurants & leisure)	71,619	2,360
Partners Group Holding AG (Capital markets)	40,043	7,087
SGS S.A. (Professional services)	4,914	9,328

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2011

Institutional International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe, Mid-East—30.6%—(continued)
Switzerland—(continued)
Sika AG (Chemicals)	2,452	$5,912
Xstrata plc (Metals & mining)	720,917	15,869

		76,310

United Kingdom—20.3%
Abcam plc (Biotechnology)	753,393	5,039
Admiral Group plc (Insurance)	264,465	7,050
Aggreko plc (Commercial services & supplies)	210,221	6,508
AMEC plc (Energy equipment & services)	582,764	10,176
Amlin plc (Insurance)	932,038	6,075
Antofagasta plc (Metals & mining)	278,128	6,222
Ashmore Group plc (Capital markets)	682,488	4,364
*Autonomy Corporation plc (Software)	224,395	6,148
Babcock International Group plc (Commercial services & supplies)	938,423	10,724
BG Group plc (Oil, gas & consumable fuels)	762,650	17,308
BHP Billiton plc (Metals & mining)	748,329	29,449
Britvic plc (Beverages)	539,810	3,418
Burberry Group plc (Textiles, apparel & luxury goods)	308,471	7,179
*Cairn Energy plc (Oil, gas & consumable fuels)	595,024	3,961
*Carphone Warehouse Group plc (Specialty retail)	1,024,283	6,954
Centrica plc (Multi-utilities)	4,793,130	24,871
Diageo plc (Beverages)	1,111,544	22,710
Dunelm Group plc (Specialty retail)	496,372	3,099
*EnQuest plc (Oil, gas & consumable fuels)	781,394	1,542
Halma plc (Electronic equipment, instruments & components)	491,608	3,269
Hargreaves Lansdown plc (Capital markets)	342,619	3,340
Hiscox, Ltd. (Insurance)	455,088	3,060
IG Group Holdings plc (Diversified financial services)	628,161	4,400
*John Wood Group plc (Energy equipment & services)	523,236	5,437
Johnson Matthey plc (Chemicals)	427,368	13,485
Jupiter Fund Management plc (Capital markets)	542,914	2,204
Lancashire Holdings, Ltd. (Insurance)	462,146	4,840
Meggitt plc (Aerospace & defense)	673,908	4,126
Michael Page International plc (Professional services)	315,044	2,705
Next plc (Multiline retail)	273,503	10,206
*Ocado Group plc (Internet & catalog retail)	935,655	2,738
Petrofac, Ltd. (Energy equipment & services)	692,003	16,815
Restaurant Group plc (Hotels, restaurants & leisure)	347,227	1,638
*Rolls-Royce Holdings plc (Aerospace & defense)	1,232,713	12,761
Rotork plc (Machinery)	200,023	5,412
RPS Group plc (Commercial services & supplies)	816,151	3,212
Scottish & Southern Energy plc (Electric utilities)	768,785	17,188

Issuer	Shares	Value

Common Stocks—United Kingdom—20.3%—(continued)
Spirax-Sarco Engineering plc (Machinery)	168,677	$5,417
St James’s Place plc (Insurance)	445,903	2,433
*Telecity Group plc (Internet software & services)	496,884	4,418
*The Berkeley Group Holdings plc (Household durables)	365,768	7,561
The Weir Group plc (Machinery)	300,444	10,256
Tullow Oil plc (Oil, gas & consumable fuels)	260,162	5,178
Ultra Electronics Holdings plc (Aerospace & defense)	59,714	1,645
Victrex plc (Chemicals)	184,500	4,442
Vodafone Group plc (Wireless telecommunication services)	2,376,361	6,304
Whitbread plc (Hotels, restaurants & leisure)	289,946	7,515

		354,802

Japan—16.6%
Asics Corporation (Textiles, apparel & luxury goods)	290,000	4,312
CyberAgent, Inc. (Media)	1,741	6,075
Daito Trust Construction Co., Ltd. (Real estate management & development)	94,100	7,960
Dena Co., Ltd. (Internet & catalog retail)	245,200	10,523
Dr Ci:Labo Co., Ltd. (Personal products)	410	2,093
Exedy Corporation (Auto components)	161,100	5,503
F.C.C. Co., Ltd. (Auto components)	112,652	2,695
Fanuc, Ltd. (Machinery)	112,100	18,631
Fast Retailing Co., Ltd. (Specialty retail)	86,100	13,871
Gree, Inc. (Internet software & services)	459,400	9,992
K’s Holdings Corporation (Specialty retail)	181,100	7,817
Kakaku.com, Inc. (Internet software & services)	801	5,622
Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	186,000	2,604
Keyence Corporation (Electronic equipment, instruments & components)	64,100	18,106
Komatsu, Ltd. (Machinery)	557,500	17,292
Makita Corporation (Machinery)	209,200	9,693
Miraca Holdings, Inc. (Health care providers & services)	94,100	3,805
MISUMI Group, Inc. (Trading companies & distributors)	178,100	4,595
Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	152,100	10,108
Nitori Co., Ltd. (Specialty retail)	125,580	11,902
Nitto Denko Corporation (Chemicals)	135,100	6,822
ORIX Corporation (Diversified financial services)	150,820	14,594
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	349	1,554
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	34,300	3,609
SMC Corporation (Machinery)	66,100	11,856
Softbank Corporation (Wireless telecommunication services)	759,600	28,589
Sumitomo Mitsui Financial Group, Inc. (Commercial banks)	657,500	20,157

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—16.6%—(continued)
United Arrows, Ltd. (Specialty retail)	14,700	$310
Yahoo! Japan Corporation (Internet software & services)	56,826	19,482
Yamada Denki Co., Ltd. (Specialty retail)	123,500	10,017

		290,189

Emerging Asia—11.8%
China—4.4%
AAC Technologies Holdings, Inc. (Communications equipment)	924,000	2,152
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,245,000	2,579
*China Minzhong Food Corporation, Ltd. (Food products)	968,000	1,182
China Overseas Land & Investment, Ltd. (Real estate management & development)	5,644,000	12,098
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	2,016,500	9,614
CNOOC, Ltd. (Oil, gas & consumable fuels)	7,086,000	16,536
Haitian International Holdings, Ltd. (Machinery)	1,961,000	2,540
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	139,391	1,299
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	33,427,000	25,387
Lonking Holdings, Ltd. (Machinery)	5,627,000	3,073

		76,460

India—1.4%
Axis Bank, Ltd. (Commercial banks)	188,453	5,436
HDFC Bank, Ltd. (Commercial banks)	81,726	4,599
Infosys Technologies, Ltd. (IT services)	74,551	4,854
Shriram Transport Finance Co., Ltd. (Consumer finance)	221,933	3,062
Tata Consultancy Services, Ltd. (IT services)	274,203	7,264

		25,215

Indonesia—2.1%
PT Bank Rakyat Indonesia (Commercial banks)	9,773,000	7,408
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	991,000	5,171
PT Indofood Sukses Makmur Tbk (Food products)	11,594,500	7,774
PT Kalbe Farma Tbk (Pharmaceuticals)	10,178,500	4,006
PT United Tractors Tbk (Machinery)	4,241,651	12,316

		36,675

Philippines—0.2%
Alliance Global Group, Inc. (Industrial conglomerates)	16,347,300	4,127

South Korea—2.4%
Halla Climate Control Corporation (Auto components)	94,725	2,280
Hyundai Mobis (Auto components)	24,300	9,104

Issuer	Shares	Value

Common Stocks—Emerging Asia—11.8%—(continued)
South Korea—(continued)
Hyundai Motor Co. (Automobiles)	60,579	$13,448
Samsung Engineering Co., Ltd. (Construction & engineering)	37,300	8,909
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	35,759	8,306

		42,047

Taiwan—0.8%
HTC Corporation (Communications equipment)	220,000	7,399
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	784,000	2,631
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	114,000	3,473

		13,503

Thailand—0.5%
Bangkok Dusit Medical Services PCL (Health care providers & services)	919,500	1,578
Kasikornbank PCL (Commercial banks)	1,559,300	6,344

		7,922

Canada—6.2%
Alimentation Couche Tard, Inc. (Food & staples retailing)	310,062	9,040
*Bankers Petroleum, Ltd. (Oil, gas & consumable fuels)	324,460	2,315
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	714,842	23,711
Canadian Western Bank (Commercial banks)	145,103	4,634
CI Financial Corporation (Capital markets)	221,453	5,258
Crescent Point Energy Corporation (Oil, gas & consumable fuels)	145,201	6,710
Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	177,100	6,242
Home Capital Group, Inc. (Thrifts & mortgage finance)	33,037	1,773
Intact Financial Corporation (Insurance)	104,666	6,001
Laurentian Bank of Canada (Commercial banks)	44,624	2,062
National Bank of Canada (Commercial banks)	126,313	10,244
PetroBakken Energy, Ltd. Class “A” (Oil, gas & consumable fuels)	312,845	4,295
Petrominerales, Ltd. (Oil, gas & consumable fuels)	107,973	3,169
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	201,947	4,502
Saputo, Inc. (Food products)	185,471	8,944
Tim Hortons, Inc. (Hotels, restaurants & leisure)	179,106	8,745

		107,645

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2011

Institutional International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—4.3%
Brazil—2.3%
BM&F BOVESPA S.A. (Diversified financial services)	24,100	$160
BR Malls Participacoes S.A. (Real estate management & development)	472,400	5,403
BR Properties S.A. (Real estate management & development)	246,600	2,765
Cia de Concessoes Rodoviarias (Transportation infrastructure)	223,300	6,646
Cia Hering (Specialty retail)	194,200	4,467
Drogasil S.A. (Food & staples retailing)	161,100	1,099
Iochpe-Maxion S.A. (Machinery)	179,700	2,453
Mills Estruturas e Servicos de Engenharia S.A. (Trading companies & distributors)	155,880	2,247
Natura Cosmeticos S.A. (Personal products)	86,300	2,157
OdontoPrev S.A. (Health care providers & services)	264,200	4,402
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	496,400	4,641
Sul America S.A. (Insurance)	279,200	3,506
*T4F Entretenimento S.A. (Media)	35,100	316

		40,262

Chile—0.7%
Banco Santander Chile—ADR (Commercial banks)	68,436	6,420
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	10,149,135	2,758
Parque Arauco S.A. (Real estate management & development)	1,139,457	2,548

		11,726

Colombia—0.5%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	294,189	7,885

Mexico—0.4%
Compartamos S.A.B. de C.V. (Consumer finance)	2,281,900	4,141
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,195,162	3,042
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	186,200	615

		7,798

Peru—0.4%
Credicorp, Ltd. (Commercial banks)†	83,988	7,231

Asia—2.8%
Australia—0.2%
Iluka Resources, Ltd. (Metals & mining)	205,248	3,694

Hong Kong—1.1%
China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)	1,410,000	1,103

Issuer	Shares	Value

Common Stocks—Asia—2.8%—(continued)
Hong Kong—(continued)
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified telecommunication services)	9,294,000	$2,866
Noble Group, Ltd. (Trading companies & distributors)	5,895,000	9,455
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	1,020,000	1,518
Value Partners Group, Ltd. (Capital markets)	3,939,000	3,371

		18,313

Singapore—1.5%
CapitaMalls Asia, Ltd. (Real estate management & development)	5,304,000	6,348
*Global Logistic Properties, Ltd. (Real estate management & development)	5,354,000	8,979
Keppel Corporation, Ltd. (Industrial conglomerates)	1,211,300	10,927
Midas Holdings, Ltd. (Metals & mining)	297,000	157

		26,411

Emerging Europe, Mid-East, Africa—2.4%
Egypt—0.3%
Commercial International Bank Egypt S.A.E. (Commercial banks)	542,873	2,707
Egyptian Financial Group-Hermes Holding (Capital markets)	784,948	2,643

		5,350

South Africa—1.7%
Clicks Group, Ltd. (Multiline retail)	660,768	4,129
Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,447,708	3,766
Sasol, Ltd. (Oil, gas & consumable fuels)	146,039	7,688
Shoprite Holdings, Ltd. (Food & staples retailing)	438,166	6,597
*The Foschini Group, Ltd. (Specialty retail)	392,321	5,118
Wilson Bayly Holmes-Ovcon, Ltd. (Construction & engineering)	175,665	2,858

		30,156

Turkey—0.4%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	560,837	2,557
Turkiye Halk Bankasi A.S. (Commercial banks)	646,686	4,841

		7,398

Total Common Stocks—95.0% (cost $1,402,398)		1,659,617

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 9

Institutional International Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Convertible Bond
Brazil—0.0%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$941	$620

Total Convertible Bond—0.0% (cost $488)		620

Exchange-Traded Fund
China—0.8%
iShares FTSE/Xinhua A50 China Index	8,445,900	14,044

Total Exchange-Traded Fund—0.8% (cost $14,189)		14,044

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $24,274, collateralized by FHLMC, 2.000%, due 12/03/15	$24,274	24,274

Total Repurchase Agreement—1.4% (cost $24,274)		24,274

Total Investments—97.2% (cost $1,441,349)		1,698,555
Cash and other assets, less liabilities—2.8%		49,273

Net assets—100.0%		$1,747,828

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.04% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.04% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	20.1%
Industrials	17.4%
Consumer Discretionary	13.2%
Information Technology	10.5%
Materials	9.4%
Energy	9.0%
Health Care	7.4%
Consumer Staples	6.9%
Utilities	2.9%
Telecommunication Services	2.4%
Exchange-Traded Funds	0.8%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	22.4%
Euro	21.4%
Japanese Yen	17.3%
Hong Kong Dollar	5.8%
Canadian Dollar	5.5%
Swiss Franc	3.5%
U.S. Dollar	3.5%
South Korean Won	2.5%
Brazilian Real	2.5%
Swedish Krona	2.4%
Singapore Dollar	2.2%
Indonesian Rupiah	2.2%
South African Rand	1.8%
Indian Rupee	1.5%
Danish Krone	1.4%
All Other Currencies	4.1%

Total	100.0%

See accompanying Notes to Financial Statements.

10 Semi-Annual Report	June 30, 2011

David Merjan

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The Institutional International Equity Fund posted a 3.62% increase for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI World Ex-U.S. (net) Index, increased 4.72%.

Year to date, the Fund trailed the MSCI World Ex-U.S. (net) Index, due primarily to the Fund’s emerging markets exposure, which detracted approximately 1% from relative results. The other primary detractor from performance during the six month period was Healthcare stock selection, as Sonova Holding AG underperformed on concerns about lower demand prospectively, while Terumo Corporation underperformed on production delays; as a result, we sold these stocks. Teva Pharmaceutical Industries, Ltd. also underperformed on concerns about slowing revenue growth and concerns about potential generic competition to its blockbuster drug, Copaxone. Somewhat offsetting these effects were strong stock selection in Japan and Canada, coupled with outperformance in European Industrials holdings.

Over the six month period the Fund’s emerging markets exposure was reduced from 19.3% to 15.8%, largely through a reduction in Latin America early in the year on interest rate and growth concerns. This decrease was invested in European and Canadian holdings. European exposure increased particularly in Financials, Information Technology and Materials, which more than offset a reduction in Consumer Discretionary and Industrials. From a sector perspective, Industrials remained the most overweighted throughout the six month period, approximating 22%, well ahead of the 12% Index weighting, due to a focus in capital equipment and machinery names, as well as holdings in low-cost airlines. Financials was underweighted during the entire period, although developed markets increased at the expense of emerging markets. The Fund was underweighted in the Materials sector for the entire six month period on lower mining exposure, despite exposure in chemicals and fertilizer.

June 30, 2011	William Blair Funds 11

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Equity Fund	3.62%	26.87%	(4.52)%	1.02%	4.41%
MSCI World Ex-U.S. (net)	4.72	30.33	(1.56)	2.02	6.07
MSCI All Country World Ex-U.S. IMI (net)	3.52	30.26	0.31	3.96	7.63
(a)	For the period December 1, 2004 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

On May 1, 2011, the Fund’s benchmark changed from the MSCI All Country World Ex-U.S. IMI (net) to the MSCI World Ex-U.S. (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market capitalization focus the Fund uses in its investment strategy.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

12 Semi-Annual Report	June 30, 2011

Institutional International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe, Mid-East—32.4%
Belgium—1.8%
Anheuser-Busch InBev N.V. (Beverages)	79,300	$4,600

Denmark—1.6%
Novo Nordisk A/S (Pharmaceuticals)	33,507	4,205

Finland—0.5%
Kone Oyj (Machinery)	20,839	1,309

France—7.4%
Air Liquide S.A. (Chemicals)	7,103	1,018
AXA S.A. (Insurance)	146,849	3,337
BNP Paribas (Commercial banks)	72,463	5,594
Cie Generale des Etablissements Michelin (Auto components)	28,016	2,740
L’Oreal S.A. (Personal products)	30,451	3,955
Schneider Electric S.A. (Electrical equipment)	16,560	2,766

		19,410

Germany—8.6%
BASF SE (Chemicals)	16,869	1,653
Bayer AG (Pharmaceuticals)	60,411	4,857
Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	59,058	4,415
Infineon Technologies AG (Semiconductors & semiconductor equipment)	187,572	2,108
MAN SE (Machinery)	19,130	2,551
Muenchener Rueckversicherungs AG (Insurance)	21,052	3,219
SAP AG (Software)	60,266	3,649

		22,452

Ireland—1.3%
Ryanair Holdings plc—ADR (Airlines)	113,381	3,327

Israel—2.3%
*Check Point Software Technologies, Ltd. (Software)†	46,564	2,647
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	71,263	3,436

		6,083

Italy—2.1%
Saipem SpA (Energy equipment & services)	106,448	5,495

Spain—1.1%
Banco Santander S.A. (Commercial banks)	237,994	2,748

Sweden—1.8%
Atlas Copco AB (Machinery)	102,036	2,686
*Hexagon AB (Machinery)	76,350	1,881

		4,567

Switzerland—3.9%
*ABB, Ltd. (Electrical equipment)	128,497	3,332
*Julius Baer Group, Ltd. (Capital markets)	56,053	2,315
*Syngenta AG (Chemicals)	10,907	3,682
Xstrata plc (Metals & mining)	40,227	886

		10,215

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—21.6%
Amlin plc (Insurance)	202,749	$1,321
*Autonomy Corporation plc (Software)	97,603	2,674
Barclays plc (Commercial banks)	472,123	1,943
BG Group plc (Oil, gas & consumable fuels)	209,572	4,756
British Sky Broadcasting Group plc (Media)	202,138	2,746
Burberry Group plc (Textiles, apparel & luxury goods)	156,120	3,633
Centrica plc (Multi-utilities)	625,775	3,247
Compass Group plc (Hotels, restaurants & leisure)	266,641	2,572
Experian plc (Professional services)	219,635	2,797
HSBC Holdings plc (Commercial banks)	296,678	2,938
Johnson Matthey plc (Chemicals)	81,401	2,569
Pearson plc (Media)	141,381	2,668
Petrofac, Ltd. (Energy equipment & services)	128,026	3,111
Prudential plc (Insurance)	449,557	5,195
*Rolls-Royce Holdings plc (Aerospace & defense)	383,299	3,968
Rotork plc (Machinery)	43,135	1,167
Scottish & Southern Energy plc (Electric utilities)	117,669	2,631
Standard Chartered plc (Commercial banks)	129,096	3,394
Tullow Oil plc (Oil, gas & consumable fuels)	154,387	3,073

		56,403

Canada—12.5%
Agrium, Inc. (Chemicals)†	27,650	2,427
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	117,287	3,890
Canadian National Railway Co. (Road & rail)†	66,394	5,305
Goldcorp, Inc. (Metals & mining)†	71,072	3,431
National Bank of Canada (Commercial banks)	39,393	3,195
Potash Corporation of Saskatchewan, Inc. (Chemicals)†	29,376	1,674
Saputo, Inc. (Food products)	46,627	2,248
The Toronto-Dominion Bank (Commercial banks)	61,965	5,254
Thomson Reuters Corporation (Media)	53,025	1,991
Tim Hortons, Inc. (Hotels, restaurants & leisure)	66,004	3,223

		32,638

Japan—12.4%
Chiyoda Corporation (Construction & engineering)	131,000	1,502
Fanuc, Ltd. (Machinery)	22,600	3,756
Keyence Corporation (Electronic equipment, instruments & components)	12,600	3,559
Komatsu, Ltd. (Machinery)	122,400	3,797
Mitsubishi Corporation (Trading companies & distributors)	151,100	3,754
Mitsubishi Electric Corporation (Electrical equipment)	216,000	2,495
Mitsubishi UFJ Financial Group, Inc. (Commercial banks)	817,500	3,960

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—12.4%—(continued)
Nitori Co., Ltd. (Specialty retail)	14,850	$1,408
Nitto Denko Corporation (Chemicals)	39,100	1,974
Softbank Corporation (Wireless telecommunication services)	115,000	4,328
Sony Financial Holdings, Inc. (Insurance)	103,100	1,856

		32,389

Emerging Asia—10.1%
China—3.0%
China Overseas Land & Investment, Ltd. (Real estate management & development)	954,000	2,045
China Shenhua Energy Co., Ltd. (Oil, gas & consumable fuels)	517,500	2,467
CNOOC, Ltd. (Oil, gas & consumable fuels)	1,370,000	3,197

		7,709

India—1.4%
Infosys Technologies, Ltd. (IT services)	54,449	3,545

Indonesia—0.8%
PT Bank Rakyat Indonesia (Commercial banks)	2,949,500	2,236

South Korea—4.0%
Hyundai Motor Co. (Automobiles)	17,624	3,912
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	4,072	3,150
Samsung Engineering Co., Ltd. (Construction & engineering)	13,653	3,261

		10,323

Taiwan—0.9%
HTC Corporation (Communications equipment)	66,000	2,220

Emerging Latin America—3.6%
Brazil—1.9%
BM&F BOVESPA S.A. (Diversified financial services)	70,171	465
Embraer S.A.—ADR (Aerospace & defense)	63,391	1,951
Petroleo Brasileiro S.A.—ADR (Oil, gas & consumable fuels)	60,935	2,063
Weg S.A. (Machinery)	48,600	554

		5,033

Mexico—1.1%
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,000,900	2,970

Panama—0.6%
Copa Holdings S.A. Class “A” (Airlines)†	22,949	1,532

Asia—2.3%
Australia—1.5%
BHP Billiton, Ltd.—ADR (Metals & mining)	41,893	3,965

Hong Kong—0.8%
Noble Group, Ltd. (Trading companies & distributors)	1,219,090	1,955

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—0.9%
South Africa—0.9%
Sasol, Ltd. (Oil, gas & consumable fuels)	43,220	$2,275

Total Common Stocks—95.8% (cost $197,901)		249,604

Preferred Stock
Brazil—1.1%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	196,508	2,987

Total Preferred Stock—1.1% (cost $2,421)		2,987

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $10,625, collateralized by FHLMC, 2.000%, due 12/3/15	$10,625	10,625

Total Repurchase Agreement—4.1% (cost $10,625)		10,625

Total Investments—101.0% (cost $210,947)		263,216
Liabilities, plus cash and other assets—(1.0)%		(2,691)

Net assets—100.0%		$260,525

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2011

Institutional International Equity Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.0%
Financials	21.7%
Energy	11.7%
Consumer Discretionary	9.9%
Information Technology	9.3%
Materials	9.2%
Health Care	6.7%
Consumer Staples	5.5%
Utilities	2.3%
Telecommunication Services	1.7%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.2%
British Pound Sterling	21.5%
U.S. Dollar	14.1%
Japanese Yen	12.8%
Canadian Dollar	6.3%
Hong Kong Dollar	4.2%
South Korean Won	4.1%
Swiss Franc	3.7%
Swedish Krona	1.8%
Danish Krone	1.7%
Brazilian Real	1.6%
Indian Rupee	1.4%
Mexican Peso	1.2%
All Other Currencies	3.4%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 15

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

The International Small Cap Growth Fund increased 5.82% (Institutional Share Class) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI All Country World Ex-U.S. Small Cap Index (net), gained 1.51%.

Year to date performance was augmented by strong Discretionary, Industrials, Information Technology (IT) and Materials performance. Japanese Discretionary holdings performed particularly well, with social media and retailers rallying strongly. Auto-related and luxury holdings also performed well on strong operational results and IPO activity within the luxury arena. Industrials stock selection was bolstered by strong testing, defense and transportation performance. IT stock selection was strong across regions, with particular value added in Japan, as the Fund’s IT stocks were up over 50%, compared to the -2.46% Index returns. UK and Emerging Asian stock selection was strong within Materials during the first half of the year. Somewhat detracting from year to date results was Pacific Ex-Japan performance, coupled with underperformance by the Fund’s European Financials holdings.

The Fund maintained its significant focus on Discretionary holdings during the six month period, averaging 25% invested across auto-related companies, luxury and specialty retailers, and approximately 40% of the sector weighting invested directly in emerging markets. IT was also significantly overweighted at approximately 17% on average during the period, due to a focus on suppliers to smartphone and tablet manufacturers, social networking and business services companies. Healthcare was another area of focus versus the market, while Financials and Materials were significantly underweighted throughout the period: Financials due to the lower Japan and European banking exposure and Materials due to a lack of mining opportunities. Portfolio positioning did not change substantially at a regional level, with emerging markets averaging 26% over the period, above the market weighting. The UK at 20% was significantly overweighted due largely to UK Industrials holdings, while Pacific ex-Japan had minimal exposure throughout the period.

16 Semi-Annual Report	June 30, 2011

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	5.82%	36.61%	3.29%	5.24%	8.26%
MSCI All Country World Ex-U.S. Small Cap Index (net)	1.51	34.24	5.56	5.92	8.57
(a)	For the period November 1, 2005 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 17

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks

Europe—25.1%
Finland—1.3%
Nokian Renkaat Oyj (Auto components)	202,154	$10,143

Germany—6.3%
Aixtron AG (Semiconductors & semiconductor equipment)	395,468	13,494
Gerry Weber International AG (Textiles, apparel & luxury goods)	75,381	4,949
MTU Aero Engines Holding AG (Aerospace & defense)	190,585	15,223
Wincor Nixdorf AG (Computers & peripherals)	144,441	10,438
Wirecard AG (IT services)	262,235	4,687

		48,791

Ireland—1.9%
Paddy Power plc (Hotels, restaurants & leisure)	269,904	14,674

Italy—3.6%
De’Longhi SpA (Household durables)	288,832	3,365
DiaSorin SpA (Health care equipment & supplies)	145,433	6,981
*Salvatore Ferragamo Italia SpA	380,979	5,691
Tod’s SpA (Textiles, apparel & luxury goods)	85,472	11,434

		27,471

Luxembourg—0.9%
*L’Occitane International S.A. (Specialty retail)	2,733,000	7,305

Netherlands—1.1%
BinckBank N.V. (Capital markets)	142,650	1,956
Gemalto N.V. (Computers & peripherals)	139,461	6,669

		8,625

Norway—0.2%
Opera Software ASA (Internet software & services)	187,687	1,179

Poland—0.5%
*Lubelski Wegiel Bogdanka S.A. (Oil, gas & consumable fuels)	84,808	3,553

Spain—2.7%
Prosegur Cia de Seguridad S.A. (Commercial services & supplies)	120,842	6,426
*Viscofan S.A. (Food products)	362,597	14,434

		20,860

Sweden—3.6%
Elekta AB (Health care equipment & supplies)	197,373	9,349
JM AB (Household durables)	409,940	9,673
Mekonomen AB (Specialty retail)	78,944	2,733
NIBE Industrier AB (Building products)	322,100	5,576

		27,331

Switzerland—3.0%
*Meyer Burger Technology AG (Machinery)	168,546	7,447
*Orascom Development Holding AG (Hotels, restaurants & leisure)	11,402	376
Partners Group Holding AG (Capital markets)	85,024	15,048

		22,871

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—19.8%
Abcam plc (Biotechnology)	1,010,249	$6,757
Aveva Group plc (Software)	274,468	7,546
Babcock International Group plc (Commercial services & supplies)	1,505,734	17,206
*Blinkx plc (Internet software & services)	1,381,166	2,660
*Carphone Warehouse Group plc (Specialty retail)	874,590	5,938
Dunelm Group plc (Specialty retail)	474,514	2,963
*EnQuest plc (Oil, gas & consumable fuels)	1,883,379	3,718
Fenner plc (Machinery)	785,623	5,062
Fidessa Group plc (Software)	103,193	3,208
Halma plc (Electronic equipment, instruments & components)	561,801	3,736
Hargreaves Lansdown plc (Capital markets)	489,823	4,776
Hikma Pharmaceuticals plc (Pharmaceuticals)	303,744	3,705
IG Group Holdings plc (Diversified financial services)	427,893	2,997
*Imagination Technologies Group plc (Computers & peripherals)	543,044	3,287
Intertek Group plc (Professional services)	131,284	4,157
Lancashire Holdings, Ltd. (Insurance)	1,147,411	12,016
Meggitt plc (Aerospace & defense)	1,091,027	6,680
Michael Page International plc (Professional services)	440,010	3,778
Moneysupermarket.com Group plc (Internet software & services)	2,199,545	3,590
*Ocado Group plc (Internet & catalog retail)	382,267	1,118
Restaurant Group plc (Hotels, restaurants & leisure)	716,015	3,379
*Salamander Energy plc (Oil, gas & consumable fuels)	172,514	777
Serco Group plc (Commercial services & supplies)	797,509	7,072
Spirax-Sarco Engineering plc (Machinery)	294,154	9,447
*Sports Direct International plc (Specialty retail)	1,052,913	3,993
St James’s Place plc (Insurance)	996,070	5,435
*Telecity Group plc (Internet software & services)	434,970	3,868
Ultra Electronics Holdings plc (Aerospace & defense)	281,141	7,743
Victrex plc (Chemicals)	238,318	5,737

		152,349

Emerging Asia—17.5%
China—8.8%
AAC Technologies Holdings, Inc. (Communications equipment)	3,409,559	7,939
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	4,434,429	9,186
China Shanshui Cement Group, Ltd. (Construction materials)	4,109,000	4,747
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,717,526	2,864
Great Wall Motor Co., Ltd. (Automobiles)	4,394,250	7,228
Haitian International Holdings, Ltd. (Machinery)	6,451,496	8,357
Hengdeli Holdings, Ltd. (Specialty retail)	13,632,000	7,200

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2011

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—17.5%—(continued)
China—(continued)
*Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	217,113	$2,024
Lonking Holdings, Ltd. (Machinery)	15,078,000	8,235
Minth Group, Ltd. (Auto components)	3,241,384	5,240
*Noah Holdings, Ltd.—ADR (Capital markets)	106,979	1,202
*Simcere Pharmaceutical Group—ADR (Pharmaceuticals)	82,832	809
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	153,713	2,699

		67,730

India—2.6%
eClerx Services, Ltd. (Professional services)	257,570	4,864
Ipca Laboratories, Ltd. (Pharmaceuticals)	565,748	4,357
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	253,570	5,406
Motherson Sumi Systems, Ltd. (Auto components)	752,786	3,797
Oberoi Realty, Ltd. (Real estate management & development)	294,587	1,583

		20,007

Indonesia—2.7%
PT Harum Energy Tbk (Oil, gas & consumable fuels)	6,983,000	7,777
PT Indofood CBP Sukses Makmur Tbk (Food products)	4,792,000	3,017
PT Kalbe Farma Tbk (Pharmaceuticals)	15,742,500	6,196
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food products)	14,399,500	3,904

		20,894

South Korea—0.5%
Daum Communications Corporation (Internet software & services)	39,833	4,141

Taiwan—2.5%
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,690,000	5,672
Simplo Technology Co., Ltd. (Computers & peripherals)	375,000	3,022
Tripod Technology Corporation (Electronic equipment, instruments & components)	313,000	1,297
TSRC Corporation (Chemicals)	2,224,000	6,542
TXC Corporation (Electronic equipment, instruments & components)	1,362,269	2,381

		18,914

Thailand—0.4%
Bangkok Dusit Medical Services PCL (Health care providers & services)	1,588,700	2,728

Japan—15.7%
Ain Pharmaciez, Inc. (Food & staples retailing)	119,900	4,915

Issuer	Shares	Value

Common Stocks—Japan—15.7%—(continued)
Asics Corporation (Textiles, apparel & luxury goods)	384,000	5,709
CyberAgent, Inc. (Media)	2,802	9,777
Dr Ci:Labo Co., Ltd. (Personal products)	1,011	5,161
Exedy Corporation (Auto components)	496,800	16,970
F.C.C. Co., Ltd. (Auto components)	346,509	8,290
Gree, Inc. (Internet software & services)	723,430	15,735
K’s Holdings Corporation (Specialty retail)	206,500	8,914
Kakaku.com, Inc. (Internet software & services)	780	5,474
Miraca Holdings, Inc. (Health care providers & services)	398,600	16,116
Nabtesco Corporation (Machinery)	173,000	4,165
Nitori Co., Ltd. (Specialty retail)	59,950	5,682
Osaka Securities Exchange Co., Ltd. (Diversified financial services)	585	2,605
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	83,800	8,817
United Arrows, Ltd. (Specialty retail)	101,100	2,135

		120,465

Emerging Europe, Mid-East, Africa—5.0%
Russia—0.3%
*Etalon Group Ltd.—144A—GDR (Real estate management & development)†	366,337	2,524

South Africa—3.2%
Capitec Bank Holdings, Ltd. (Commercial banks)	135,119	3,617
Clicks Group, Ltd. (Multiline retail)	1,606,486	10,038
Coronation Fund Managers, Ltd. (Capital markets)	941,647	2,688
Mr Price Group, Ltd. (Specialty retail)	791,515	7,983

		24,326

Turkey—1.1%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	992,081	4,523
Turkiye Sinai Kalkinma Bankasi A.S. (Commercial banks)	2,300,672	3,686

		8,209

United Arab Emirates—0.4%
Aramex Co. (Air freight & logistics)	7,033,580	3,370

Canada—4.9%
Canadian Western Bank (Commercial banks)	381,300	12,177
Dollarama, Inc. (Multiline retail)	61,408	2,080
Home Capital Group, Inc. (Thrifts & mortgage finance)	94,036	5,046
*Legacy Oil + Gas, Inc. (Oil, gas & consumable fuels)	360,301	4,375
Petrominerales, Ltd. (Oil, gas & consumable fuels)	240,600	7,062
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	293,282	6,538

		37,278

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Emerging Latin America—4.6%
Brazil—3.1%
*Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	246,596	$3,453
*CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	2,455	37
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	333,400	5,159
Drogasil S.A. (Food & staples retailing)	423,500	2,890
OdontoPrev S.A. (Health care providers & services)	362,500	6,039
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, apparel & luxury goods)	201,200	2,578
*T4F Entretenimento S.A. (Media)	146,500	1,319
Tegma Gestao Logistica S.A. (Road & rail)	147,300	2,383

		23,858

Chile—0.5%
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	14,325,161	3,893

Mexico—1.0%
Compartamos S.A.B. de C.V. (Consumer finance)	665,828	1,208
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,830,020	4,658
Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	626,187	1,965

		7,831

Asia—3.2%
Australia—1.4%
Cochlear, Ltd. (Health care equipment & supplies)	68,660	5,302
Iress Market Technology, Ltd. (IT services)	547,781	5,294

		10,596

Hong Kong—1.6%
SmarTone Telecommunications Holdings, Ltd. (Wireless telecommunication services)	6,073,000	9,037
Value Partners Group, Ltd. (Capital markets)	3,943,000	3,375

		12,412

Singapore—0.2%
Goodpack, Ltd. (Air freight & logistics)	1,228,000	1,829

Total Common Stocks—95.8% (cost $619,162)		736,157

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§	$959	632

Total Convertible Bond—0.1% (cost $497)		632

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $21,114, collateralized by FHLMC, 2.000%, due 12/3/15	$21,114	$21,114

Total Repurchase Agreement—2.7% (cost $21,114)		21,114

Total Investments—98.6% (cost $640,773)		757,903
Cash and other assets, less liabilities—1.4%		10,696

Net assets—100.0%		$768,599

ADR = American Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.08% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.08% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	28.2%
Industrials	17.6%
Information Technology	16.3%
Health Care	12.0%
Financials	11.9%
Consumer Staples	5.9%
Energy	4.6%
Materials	2.3%
Telecommunication Services	1.2%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

British Pound Sterling	20.7%
Euro	17.7%
Japanese Yen	16.3%
Hong Kong Dollar	11.0%
Canadian Dollar	5.1%
Swedish Krona	3.7%
Brazilian Real	3.3%
South African Rand	3.3%
Swiss Franc	3.1%
Indonesian Rupiah	2.8%
Indian Rupee	2.7%
New Taiwan Dollar	2.6%
Australian Dollar	1.4%
U.S. Dollar	1.3%
Turkish Lira	1.1%
Mexican Peso	1.1%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

20 Semi-Annual Report	June 30, 2011

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Markets Growth Fund posted a 0.44% decrease (Institutional Share Class) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets IMI Index (net), declined 0.32%.

Despite strong second quarter results, the Fund slightly trailed the Index year to date, due to underperformance in January and February. In particular, the Fund’s lack of Russian energy holdings detracted approximately 0.50% from relative results year to date, while a focus on higher growth exploration companies also detracted from results, as lower growth integrated oils outperformed. Moreover, Pacific Rubiales, the Colombian oil and gas company, lagged on production delays. In addition, the Fund’s investment in Commercial International Bank in Egypt detracted from results as the government was overthrown, along with Turkish Banks, which underperformed the broader market on monetary policy tightening. Somewhat offsetting these effects was the Fund’s weighting and stock selection in Consumer Discretionary, on auto-related and retail strength, coupled with strong Emerging Asian Financials performance on positive commercial bank, real estate and insurance stock selection. Information Technology (IT) and Materials also outperformed on strong performance by Baidu, the Chinese web search company on good results and a positive outlook, coupled with a focus on chemicals.

Over the six month period, the Fund maintained its significant exposure to Consumer stocks, well ahead of the Index weighting due largely to auto-related exposure and a higher Staples weightings. Conversely, the Energy and Materials sectors were significantly underweighted as the Fund had lower exposure in mining shares as well as Energy exploration and production companies. Financials were also underweighted during the period, given the increasing interest rate environment amidst inflationary concerns, and the impact on net interest margins and profitability. IT increased during the period from approximately 11% to 16% as corporate fundamentals improved given increased smartphone and tablet demand and a positive product cycle. Regionally, the Fund had a higher exposure than the Index in Latin America holdings, due largely to Brazil, at the expense of Emerging Europe, Middle East, and Africa, where there was no exposure in Resources and limited Russian and Eastern European holdings. Emerging Asia, while underweighted during the entire period, increased as the Fund invested in additional Korean companies on improving outlooks, Taiwanese tech on improving demand, and incrementally in China as its central bank moved further along in the tightening cycle.

June 30, 2011	William Blair Funds 21

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	5 Year	Since Inception(a)
Institutional Class	(0.44)%	28.60%	(0.76)%	8.34%	14.40%
MSCI Emerging Markets IMI (net)	0.32	27.53	5.13	11.90	15.43
(a)	For the period June 6, 2005 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

22 Semi-Annual Report	June 30, 2011

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.3%
China—15.5%
AAC Technologies Holdings, Inc. (Communications equipment)	1,205,949	$2,808
Ajisen China Holdings, Ltd. (Hotels, restaurants & leisure)	1,500,078	3,107
Anhui Conch Cement Co., Ltd. (Construction materials)	2,124,500	9,938
Anta Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,306,000	2,333
*Baidu, Inc.—ADR (Internet software & services)	106,759	14,960
Belle International Holdings, Ltd. (Specialty retail)	4,757,000	10,025
China Shanshui Cement Group, Ltd. (Construction materials)	1,909,000	2,205
China Vanke Co., Ltd. (Real estate management & development)	5,594,249	7,534
China Yurun Food Group, Ltd. (Food products)	1,232,000	3,467
CNOOC, Ltd. (Oil, gas & consumable fuels)	7,413,000	17,300
Comba Telecom Systems Holdings, Ltd. (Communications equipment)	2,084,496	2,197
Dongfeng Motor Group Co., Ltd. (Automobiles)	5,748,000	10,858
Great Wall Motor Co., Ltd. (Automobiles)	1,620,500	2,666
Haitian International Holdings, Ltd. (Machinery)	1,460,185	1,891
Hengdeli Holdings, Ltd. (Specialty retail)	5,724,000	3,023
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	22,936,580	17,420
Lonking Holdings, Ltd. (Machinery)	5,675,000	3,099
Minth Group, Ltd. (Auto components)	724,000	1,170
Tencent Holdings, Ltd. (Internet software & services)	166,600	4,522
Want Want China Holdings, Ltd. (Food products)	4,894,000	4,748
Weichai Power Co., Ltd. (Machinery)	578,088	3,373
*WuXi PharmaTech Cayman, Inc.—ADR (Life sciences tools & services)	96,496	1,695
*Youku.com, Inc.—ADR (Internet software & services)	102,085	3,507
Zhuzhou CSR Times Electric Co., Ltd. (Electrical equipment)	658,861	2,223

		136,069

India—9.4%
Asian Paints, Ltd. (Chemicals)	70,630	5,033
Axis Bank, Ltd. (Commercial banks)	222,205	6,410
Bajaj Auto, Ltd. (Automobiles)	116,007	3,652
Bharat Heavy Electricals, Ltd. (Electrical equipment)	148,377	6,806
Dabur India, Ltd. (Personal products)	867,230	2,212
Housing Development Finance Corporation (Thrifts & mortgage finance)	272,951	4,313
IndusInd Bank, Ltd. (Commercial banks)	346,602	2,109
Infosys Technologies, Ltd. (IT services)	310,940	20,244
ITC, Ltd. (Tobacco)	1,602,902	7,277
*Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	157,714	3,362
Lupin, Ltd. (Pharmaceuticals)	301,509	3,030

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.3%—(continued)
India—(continued)
Motherson Sumi Systems, Ltd. (Auto components)	467,205	$2,356
Nestle India, Ltd. (Food products)	59,028	5,425
Shriram Transport Finance Co., Ltd. (Consumer finance)	92,800	1,280
Tata Consultancy Services, Ltd. (IT services)	191,892	5,083
Tata Motors, Ltd. (Machinery)	191,020	4,248

		82,840

Indonesia—6.2%
PT Astra International Tbk (Automobiles)	2,169,000	16,074
PT Bank Rakyat Indonesia (Commercial banks)	13,474,500	10,213
PT Indo Tambangraya Megah (Oil, gas & consumable fuels)	1,376,500	7,183
PT Indofood Sukses Makmur Tbk (Food products)	6,788,000	4,551
PT Kalbe Farma Tbk (Pharmaceuticals)	8,234,500	3,241
PT Perusahaan Gas Negara (Gas utilities)	9,405,500	4,415
PT Unilever Indonesia Tbk (Household products)	2,572,000	4,469
PT United Tractors Tbk (Machinery)	967,257	2,808
PT XL Axiata Tbk (Diversified telecommunication services)	2,409,500	1,728

		54,682

Malaysia—3.5%
Axiata Group Bhd (Wireless telecommunication services)	5,319,900	8,827
CIMB Group Holdings Bhd (Commercial banks)	4,764,300	14,090
Genting Bhd (Hotels, restaurants & leisure)	1,154,300	4,289
Kuala Lumpur Kepong Bhd (Food products)	450,800	3,309

		30,515

Papua New Guinea—1.2%
Oil Search, Ltd. (Oil, gas & consumable fuels)	1,479,460	10,552

Philippines—0.2%
Alliance Global Group, Inc. (Industrial conglomerates)	8,233,100	2,078

South Korea—11.2%
Honam Petrochemical Corporation (Chemicals)	12,098	4,482
Hyundai Mobis (Auto components)	45,849	17,178
Hyundai Motor Co. (Automobiles)	79,477	17,642
LG Household & Health Care, Ltd. (Household products)	19,445	8,360
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	33,315	25,775
Samsung Engineering Co., Ltd. (Construction & engineering)	64,433	15,389
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	31,780	7,382
Samsung Heavy Industries Co., Ltd. (Machinery)	54,491	2,429

		98,637

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 23

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—57.3%—(continued)
Taiwan—7.8%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	5,860,992	$20,099
HTC Corporation (Communications equipment)	580,000	19,506
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,080,000	3,625
Simplo Technology Co., Ltd. (Computers & peripherals)	793,000	6,391
*TPK Holding Co., Ltd. (Electronic equipment, instruments & components)	241,000	7,341
Tripod Technology Corporation (Electronic equipment, instruments & components)	190,000	787
TSRC Corporation (Chemicals)	1,324,000	3,895
Yuanta Financial Holding Co., Ltd. (Capital markets)	9,877,000	6,843

		68,487

Thailand—2.3%
CP ALL PCL (Food & staples retailing)	7,411,100	10,673
Kasikornbank PCL (Commercial banks)	2,192,700	8,921
Minor International PCL (Hotels, restaurants & leisure)	1,966,700	730

		20,324

Emerging Latin America—24.1%
Brazil—13.7%
BR Malls Participacoes S.A. (Real estate management & development)	602,300	6,889
BR Properties S.A. (Real estate management & development)	187,345	2,101
CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	299,600	4,636
*CETIP S.A.—Balcao Organizado de Ativos e Derivativos (Capital markets)	2,889	43
Cia de Bebidas das Americas—ADR (Beverages)	811,836	27,383
Cia de Concessoes Rodoviarias (Transportation infrastructure)	229,300	6,825
Cia Hering (Specialty retail)	234,400	5,392
CPFL Energia S.A.—ADR (Electric utilities)	101,881	8,853
Drogasil S.A. (Food & staples retailing)	261,600	1,785
Embraer S.A.—ADR (Aerospace & defense)	311,752	9,596
Lojas Renner S.A. (Multiline retail)	201,300	7,675
Natura Cosmeticos S.A. (Personal products)	29,100	727
OdontoPrev S.A. (Health care providers & services)	142,900	2,381
*OGX Petroleo e Gas Participacoes S.A. (Oil, gas & consumable fuels)	410,900	3,841
Sul America S.A. (Insurance)	197,257	2,477
Totvs S.A. (Software)	198,000	3,654
Tractebel Energia S.A. (Independent power producers & energy traders)	565,300	9,961
Vale S.A.—ADR (Metals & mining)	500,156	15,980

		120,199

Chile—2.8%
Banco Santander Chile—ADR (Commercial banks)	154,427	14,487
*CFR Pharmaceuticals S.A. (Pharmaceuticals)	8,816,489	2,396
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	71,213	4,609
Sonda S.A. (IT services)	1,079,025	2,976

		24,468

Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.1%—(continued)
Colombia—0.6%
Pacific Rubiales Energy Corporation (Oil, gas & consumable fuels)	215,522	$5,777

Mexico—6.5%
America Movil S.A.B. de C.V. (Wireless telecommunication services)	16,570,500	22,347
Coca-Cola Femsa S.A.B. de C.V.—ADR (Beverages)	65,200	6,064
*Genomma Lab Internacional S.A.B. de C.V. (Pharmaceuticals)	1,266,134	3,222
Grupo Comercial Chedraui S.A. de C.V. (Food & staples retailing)	360,966	1,133
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	1,763,228	5,822
Mexichem S.A.B. de C.V. (Chemicals)	398,400	1,614
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	5,621,700	16,685

		56,887

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	49,504	4,262

Emerging Europe, Mid-East, Africa—14.2%
Poland—0.4%
Eurocash S.A. (Food & staples retailing)	388,230	4,176

Qatar—1.7%
Industries Qatar QSC (Industrial conglomerates)	229,427	8,581
Qatar National Bank S.A.Q. (Commercial banks)	162,184	6,280

		14,861

Russia—1.9%
* Etalon Group Ltd.—144A—GDR (Real estate management & development)	328,708	2,265
Magnit OAO (Food & staples retailing)†	73,220	9,858
*X5 Retail Group N.V.—GDR (Food & staples retailing)	113,593	4,441

		16,564

South Africa—8.9%
Clicks Group, Ltd. (Multiline retail)	956,170	5,974
Life Healthcare Group Holdings, Ltd. (Health care providers & services)	1,256,331	3,268
Mr Price Group, Ltd. (Specialty retail)	466,397	4,704
MTN Group, Ltd. (Wireless telecommunication services)	915,239	19,478
Naspers, Ltd. (Media)	118,109	6,672
Sasol, Ltd. (Oil, gas & consumable fuels)	293,110	15,431
Shoprite Holdings, Ltd. (Food & staples retailing)	348,941	5,253
Standard Bank Group, Ltd. (Commercial banks)	451,232	6,671
*The Foschini Group, Ltd. (Specialty retail)	353,142	4,607
Truworths International, Ltd. (Specialty retail)	579,601	6,282

		78,340

See accompanying Notes to Financial Statements.

24 Semi-Annual Report	June 30, 2011

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—14.2%—(continued)
Turkey—1.3%
Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	630,894	$2,877
Turkiye Halk Bankasi A.S. (Commercial banks)	1,121,029	8,392

		11,269

Total Common Stocks—95.6% (cost $719,190)		840,987

Preferred Stocks
Brazil—3.1%
Itau Unibanco Holding S.A. (Commercial banks)	393,254	9,185
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	1,178,615	17,913

		27,098

Total Preferred Stocks—3.1% (cost $26,521)		27,098

Convertible Bond
Brazil—0.1%
Lupatech S.A., 6.500%, due 4/15/18 (Machinery)**§ $	$1,602	1,055

Total Convertible Bond—0.1% (cost $831)		1,055

Total Investments—98.8% (cost $746,542)		869,140
Cash and other assets, less liabilities—1.2%		10,449

Net assets—100.0%		$879,589

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.12% of the Fund’s net assets at June 30, 2011.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.12% of the net assets at June 30, 2011.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	17.7%
Information Technology	16.5%
Consumer Discretionary	16.4%
Consumer Staples	15.2%
Energy	9.0%
Industrials	8.1%
Materials	6.2%
Telecommunication Services	6.0%
Utilities	2.7%
Health Care	2.2%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	14.7%
Hong Kong Dollar	13.3%
South Korean Won	11.4%
Brazilian Real	10.0%
Indian Rupee	9.5%
South African Rand	9.0%
New Taiwan Dollar	7.9%
Indonesian Rupiah	6.3%
Mexican Peso	5.9%
Malaysian Ringgit	3.5%
Thai Baht	2.3%
Qatari Rial	1.7%
Turkish Lira	1.3%
Australian Dollar	1.2%
All Other Currencies	2.0%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 25

Todd M. McClone

Jeffrey A. Urbina

EMERGING LEADERS GROWTH FUND

The Emerging Leaders Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Emerging Leaders Growth Fund posted a 2.32% decrease (Institutional Share Class) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the MSCI Emerging Markets Large Cap Index (net) increased by 0.97%.

Despite second quarter outperformance, the Emerging Leaders Growth Fund trailed the Index year to date, due to underperformance at the outset of 2011. Underperformance was largely driven by Energy and Financials stock selection. Within Energy, the Fund’s lack of Russian Energy exposure during the first quarter was a key detractor, costing approximately 0.65% in relative performance year to date. In addition, production delays by Pacific Rubiales Energy Corporation, one of the top holdings of the Fund, also contributed approximately 0.55% to underperformance during the period. The Fund sold the company in the second quarter on an uncertain production growth outlook. Financials underperformed across regions.

Over the six month period, the Fund maintained significant exposure in Consumer Discretionary stocks, well ahead of the Index weighting, due largely to auto-related exposure and Consumer Staples weightings, in addition to select specialty retailers, as these companies benefited from increased disposable income as wages increased. Conversely, the Fund was underweighted in Financials, given tightening monetary policy on inflationary concerns and the impact on net interest margins and profitability. During the six month period, we reduced Materials holdings. The Energy reduction followed the spike in energy prices earlier in the year and as valuations increased, while Materials was reduced largely due to individual company issues, although also resulting from moderating commodity prices. Conversely, Information Technology (IT) increased from approximately 10% as of year end to 16% mid year, as corporate fundamentals improved given increased smart phone and tablet demand and a consumer driven product cycle. Regionally, the Fund remained overweighted in Emerging Latin America throughout the six month period, with a lower exposure in Emerging Europe, Middle East, and Africa as there were no Energy and Materials holdings in the region, coupled with lower Eastern European and Russian weightings. Emerging Asia increased during the period due to higher IT weightings.

26 Semi-Annual Report	June 30, 2011

Emerging Leaders Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	Since Inception(a)
Institutional Class	(2.32)%	23.46%	1.11%
MSCI Emerging Markets Large Cap (net)	0.97	27.87	3.19
(a)	For the period March 26, 2008 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Large Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure market performance of large capitalization on stocks in emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2011	William Blair Funds 27

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.6%
China—16.6%
*Baidu, Inc.—ADR (Internet software & services)	21,584	$3,025
Belle International Holdings, Ltd. (Specialty retail)	921,973	1,943
China Vanke Co., Ltd. (Real estate management & development)	633,771	853
CNOOC, Ltd. (Oil, gas & consumable fuels)	811,000	1,893
Dongfeng Motor Group Co., Ltd. (Automobiles)	1,018,790	1,924
Industrial and Commercial Bank of China, Ltd. Class “H” (Commercial banks)	2,513,000	1,909
Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	145,609	1,503
Shandong Weigao Group Medical Polymer Co., Ltd. (Health care equipment & supplies)	280,000	404
Tencent Holdings, Ltd. (Internet software & services)	68,905	1,870
Want Want China Holdings, Ltd. (Food products)	1,428,948	1,386

		16,710

India—13.6%
Bajaj Auto, Ltd. (Automobiles)	15,628	492
HDFC Bank, Ltd. (Commercial banks)	26,533	1,493
Housing Development Finance Corporation (Thrifts & mortgage finance)	64,930	1,026
Infosys Technologies, Ltd. (IT services)	28,535	1,858
ITC, Ltd. (Tobacco)	437,650	1,987
Larsen & Toubro, Ltd. (Construction & engineering)	37,647	1,536
Nestle India, Ltd. (Food products)	5,046	463
Sun Pharmaceutical Industries, Ltd. (Pharmaceuticals)	128,025	1,426
Tata Consultancy Services, Ltd. (IT services)	74,018	1,961
Tata Motors, Ltd. (Machinery)	64,514	1,435

		13,677

Indonesia—5.9%
PT Astra International Tbk (Automobiles)	387,500	2,872
PT Bank Rakyat Indonesia (Commercial banks)	2,470,000	1,872
PT Indofood Sukses Makmur Tbk (Food products)	1,707,500	1,145

		5,889

Malaysia—1.9%
CIMB Group Holdings Bhd (Commercial banks)	646,457	1,912

South Korea—11.6%
Hyundai Mobis (Auto components)	7,009	2,626
Hyundai Motor Co. (Automobiles)	12,804	2,842
LG Household & Health Care, Ltd. (Household products)	3,331	1,432
Samsung Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	3,601	2,786
Samsung Engineering Co., Ltd. (Construction & engineering)	8,192	1,957

		11,643

Issuer	Shares	Value

Common Stocks—Emerging Asia—55.6%—(continued)
Taiwan—4.6%
Hon Hai Precision Industry Co., Ltd. (Electronic equipment, instruments & components)	605,000	$2,075
HTC Corporation (Communications equipment)	76,000	2,556

		4,631

Thailand—1.4%
CP ALL PCL (Food & staples retailing)	959,300	1,381

Emerging Latin America—22.9%
Brazil—10.4%
BR Malls Participacoes S.A. (Real estate management & development)	127,800	1,462
Cia de Bebidas das Americas—ADR (Beverages)	95,253	3,213
Cia de Concessoes Rodoviarias (Transportation infrastructure)	32,100	955
CPFL Energia S.A.—ADR (Electric utilities)	11,178	971
Embraer S.A.—ADR (Aerospace & defense)	31,129	958
Natura Cosmeticos S.A. (Personal products)	3,000	75
Tractebel Energia S.A. (Independent power producers & energy traders)	73,600	1,297
Vale S.A.—ADR (Metals & mining)	46,249	1,478

		10,409

Chile—4.1%
Banco Santander Chile—ADR (Commercial banks)	20,583	1,931
S.A.C.I. Falabella (Multiline retail)	115,302	1,214
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	15,360	994

		4,139

Mexico—7.9%
America Movil S.A.B. de C.V.—ADR (Wireless telecommunication services)	54,908	2,958
Grupo Financiero Banorte S.A.B. de C.V. (Commercial banks)	425,200	1,931
Grupo Mexico S.A.B. de C.V. Series “B” (Metals & mining)	329,626	1,088
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	668,500	1,984

		7,961

Peru—0.5%
Credicorp, Ltd. (Commercial banks)†	5,443	469

Emerging Europe, Mid-East, Africa—15.2%
Qatar—1.0%
Industries Qatar QSC (Industrial conglomerates)	28,493	1,066

Russia—3.1%
Magnit OJSC—144A—GDR (Food & staples retailing)†	44,538	1,200
Sberbank of Russian Federation (Commercial banks)†	272,972	1,004
*X5 Retail Group N.V.—GDR (Food & staples retailing)	23,074	902

		3,106

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2011

Emerging Leaders Growth Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—15.2%—(continued)
South Africa—9.4%
MTN Group, Ltd. (Wireless telecommunication services)	135,628	$2,886
Naspers, Ltd. (Media)	44,803	2,531
Sasol, Ltd. (Oil, gas & consumable fuels)	29,140	1,534
Shoprite Holdings, Ltd. (Food & staples retailing)	95,140	1,432
Truworths International, Ltd. (Specialty retail)	96,000	1,041

		9,424

Turkey—1.7%
Turkiye Garanti Bankasi A.S. (Commercial banks)	379,052	1,719

Total Common Stocks—93.7% (cost $84,854)		94,136

Preferred Stocks
Brazil—4.1%
Itau Unibanco Holding S.A. (Commercial banks)	84,485	1,973
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	141,655	2,153

		4,126

Total Preferred Stocks—4.1% (cost $3,865)		4,126

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $174, collateralized by FHLMC, 2.000%, due 12/3/15 $	$174	$174

Total Repurchase Agreement—0.2% (cost $174)		174

Total Investments—98.0% (cost $88,893)		98,436
Cash and other assets, less liabilities—2.0%		1,966

Net assets—100.0%		$100,402

ADR = American Depository Receipt

GDR = Global Depository Receipt

* Non-income producing securities

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2011, the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.4%
Consumer Discretionary	17.8%
Consumer Staples	16.9%
Information Technology	16.4%
Industrials	8.1%
Telecommunication Services	5.9%
Energy	5.7%
Materials	3.6%
Utilities	2.3%
Health Care	1.9%

Total	100.0%

At June 30, 2011, the Fund’s Portfolio of Investments includes the following currency categories:

U.S. Dollar	19.4%
Hong Kong Dollar	13.9%
Indian Rupee	13.9%
South Korean Won	11.9%
South African Rand	9.6%
Brazilian Real	8.1%
Indonesian Rupiah	6.0%
Mexican Peso	5.1%
New Taiwan Dollar	4.7%
Malaysian Ringgit	1.9%
Turkish Lira	1.8%
Thai Baht	1.4%
Chilean Peso	1.2%
Qatari Rial	1.1%

Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 29

FIXED-INCOME MARKET OVERVIEW

Summary

The first half of 2011 was marked by market volatility, as geopolitical events during the first quarter and renewed concerns over the European sovereign debt crisis during the second quarter weighed on capital markets.

During the first quarter, improvements in the U.S. economy offset concerns stemming from geopolitical events, continued concern about the fiscal situations in certain European countries, and the U.S. budget deficit. The markets reacted favorably to U.S. economic data released during the quarter, which revealed that growth continued, the labor market had improved, and inflation expectations remained in check. However, global events had a mitigating effect on the market’s optimism. The seminal event during the quarter was the Japanese earthquake and tsunami that caused explosions at nuclear power plants in northern Japan. Political unrest throughout Northern Africa and the Middle East resulted in heightened market volatility and a spike in oil prices. The markets remained concerned over the precarious fiscal situation of Portugal, Ireland, Greece, and Spain, and the potential growth-hindering impact that austerity measures might have on the Eurozone region.

The Greek debt crisis took center stage during the second quarter, although concerns over other European countries continued. A string of disappointing economic data releases rekindled fears of a “double-dip” recession in the U.S. New figures on employment, housing, manufacturing, consumer spending, and other indicators pointed to a slowdown in growth from relatively modest first-quarter levels.

Interest rates rose during the first quarter but fell during the second. Year-to-date, interest rates have declined and fixed income instruments generated positive returns. The 10-year Treasury note yielded 3.17% at the end of June, compared to 3.47% at the end of March, and 3.29% at the end of 2010.

Outlook

The Federal Reserve Board’s Quantitative Easing II program expired with a whimper, not a bang. We believe the program was a successful endeavor on the part of the Fed to “reflate” the economy and to prevent deflation. At its meeting on June 22, The Federal Reserve’s Federal Open Market Committee (“FOMC”) left the Federal Funds target rate unchanged at a range of 0.00% - 0.25%.

The FOMC views the recent spike in food and energy prices to be a temporary aberration. In fact, the Fed said that it expects inflation to “subside to levels at or below those consistent with the Committee’s dual mandate.”

U.S. economic data continues to show very modest economic growth. Unemployment remains stubbornly high, and until there is improvement in job creation, the housing market is likely to remain in a depressed state.

Until fundamentals in the economy show significant signs of improvement—including gains in employment and strength in the housing market—and until inflation picks up, we believe the Fed will leave its Federal Funds target rate at that level, which may remain the case through the balance of 2011 and into next year.

30 Semi-Annual Report	June 30, 2011

Christopher T. Vincent

Paul J. Sularz

BOND FUND

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Bond Fund

The Bond Fund posted a 3.17% increase on a total return basis (Institutional Share Class) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Barclays Capital Aggregate Index, gained 2.72%.

The Fund posted positive performance results, in spite of what could be considered headwinds to our style of investing. Security selection was the main driver of Fund performance.

The Fund has been defensively positioned against rising interest rates, which worked well for the Fund in the first quarter but worked against it during the second.

U.S. Treasury securities were the best performing asset class during the second quarter. The “spread” between U.S. Treasury securities and Corporate bonds widened as interest rates fell during the second quarter. High yield bonds underperformed investment grade securities by 1.25% over this time period.

The Fund typically overweights Corporate bonds and underweights U.S. Treasury securities, so the Fund’s investment style proved challenging to relative performance during the quarter. However, security selection results in the Corporate and Mortgage-Backed sectors mitigated the magnitude of the Fund’s relative underperformance.

Several of the Fund’s Corporate bond holdings had a positive impact on performance during the quarter. Motorola Solutions, Inc. continued to be a stellar performer for the Fund. In addition, positions in Georgia-Pacific LLC, Comcast Corporation, JPMorgan Chase & Co., and Anheuser-Busch InBev Worldwide, Inc. were additive to performance as their incremental yield offset the impact of widening risk spreads during the quarter.

The Fund’s Mortgage-Backed securities holdings were another source of value during the quarter. The Fund emphasizes specified pools with low loan balances, seasoning, or above-market coupon rates in an attempt to earn a yield advantage while experiencing slower-than-expected prepayment speeds. During the second quarter, the Fund’s holdings in such securities had a positive effect on performance.

We believe the Fund’s investment strategy is designed to help the Fund hold its ground in market conditions such as those just experienced in the first half of the year, and the Fund did just that.

Security selection within the Mortgage-backed and Corporate bond sectors—which provide more yield than U.S. Treasury securities—provided a solid underpinning to the Fund. On the other hand, the Fund’s defensive interest rate positioning was a limiting factor as interest rates have declined since the start of the year.

The Fund’s holdings of High Yield Corporate bonds performed strongly, as did its holdings of investment grade Corporate securities. The Fund’s holdings of longer-dated TIPS (Treasury Inflation Protected Securities) also benefited the Fund.

June 30, 2011	William Blair Funds 31

Motorola Solutions was a standout performer for the Fund. Motorola Solutions represents one of the two units of Motorola spun off by the company this year (the other being Motorola Mobility). Motorola Solutions represents the more commercial mobile phone handset business, whose customers include police and fire departments, while Motorola Mobility makes retail phone handsets. We believe Motorola Solutions has a more stable, predictable business, while Motorola Mobility’s business is much more cyclical in nature. Confusion about these new yet different business units resulted in conflicting opinions about the ratings of Motorola Solution’s bonds from different rating agencies, with the company actually receiving both investment grade as well as high yield ratings on its newly-issued bonds.

We, however, conduct our own research about every company whose bonds we buy, and do not exclusively rely on the rating agencies. We identified Motorola Solution’s Bonds—overlooked by the largest fix income managers because of the divergent opinions of the rating agencies and the relatively small $400 million size of the offering—as an attractive value. The convergence of positive opinions by the rating agencies about Motorola Solutions resulted in price appreciation for its bonds, and a success for our research efforts.

The Fund continues to maintain its overweight position—versus its benchmark—to “spread” products: Corporate Bonds, Mortgage-backed securities and Asset-backed securities. The Fund maintains its exposure to Treasury Securities through its holdings of TIPs (Treasury Inflation-Protected Securities).

In particular, the Fund maintains an overweight allocation to Corporate Bonds. In the current low growth, low inflation environment, corporate balance sheets have improved drastically, which improves the quality profile of corporate bonds. Investment ratings on some securities have risen. We believe that U.S. GDP growth will likely remain subpar due to structural unemployment in the U.S. economy. We believe this current environment is one that should remain favorable for Corporate bonds.

Within our Mortgage-backed securities holdings, we favor securities that we believe are less likely to be refinanced through emphasizing specified pools with low loan balances and above-market coupon rates. Put simply, we are seeking pools least likely to be “called away,” or pre-paid as interest rates decline and refinancings increase. The Fund has benefited from this strategy, especially given the fact that lenders have more stringent financial criteria in place for borrowers to refinance their existing mortgages. Higher coupon mortgages, in turn, provide a cushion through better convexity characteristics, because they typically do not decline as much when interest rates fall. Finally, this strategy enables the Fund to generate and maintain the Fund’s cash flow and current income.

32 Semi-Annual Report	June 30, 2011

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	3 Year	Since Inception(a)
Institutional Class	3.17%	5.81%	7.85%	6.74%
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.46	6.07
(a)	For the period May 1, 2007 (Commencement of Operations) to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Capital U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

June 30, 2011	William Blair Funds 33

Bond Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.0%
U.S. Treasury Inflation Indexed Notes/Bonds—7.8%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$8,207	$11,245
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/13	735	781
U.S. Treasury Inflation Indexed Note, 2.375%, due 1/15/17	3,345	3,816

Total U.S. Treasury Inflation Indexed Notes/Bonds		15,842

U.S. Treasury—1.0%
U.S. Treasury Bond, 3.875%, due 8/15/40	500	458
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	2,000	1,512

Total U.S. Treasury Obligations		1,970

Government National Mortgage Association (GNMA)—4.6%
GNR 2004-2 M5, 4.891%, due 7/16/34	125	136
GNR 2006-67 GB, 4.588%, due 9/16/34, VRN	1,540	1,663
#699118, 6.000%, due 9/15/38	6,702	7,527

Total GNMA Mortgage Obligations		9,326

Federal Home Loan Mortgage Corp. (FHLMC)—9.0%
#G90024, 7.000%, due 1/20/13	22	23
#G30093, 7.000%, due 12/1/17	34	38
#G30255, 7.000%, due 7/1/21	73	84
#G12792, 4.500%, due 12/1/21	391	418
#D95897, 5.500%, due 3/1/23	205	221
#G30372, 5.000%, due 9/1/27	512	551
#G01728, 7.500%, due 7/1/32	290	339
#C01385, 6.500%, due 8/1/32	346	392
#G02141, 6.000%, due 3/1/36	1,714	1,909
#A62179, 6.000%, due 6/1/37	971	1,082
#A63539, 6.000%, due 7/1/37	1,175	1,309
#A62858, 6.500%, due 7/1/37	622	702
#G03170, 6.500%, due 8/1/37	1,654	1,867
#A66843, 6.500%, due 10/1/37	2,303	2,620
#A78138, 5.500%, due 6/1/38	1,264	1,384
#A81799, 6.500%, due 9/1/38	2,771	3,153
#C03665, 9.000%, due 4/1/41	1,916	2,357

Total FHLMC Mortgage Obligations		18,449

Federal National Mortgage Association (FNMA)—26.6%
#535559, 7.500%, due 9/1/12	31	31
#689612, 5.000%, due 5/1/18	360	387
#695910, 5.000%, due 5/1/18	744	809
#747903, 4.500%, due 6/1/19	330	353
#745735, 5.000%, due 3/1/21	801	867
#253847, 6.000%, due 5/1/21	215	236
#900725, 6.000%, due 8/1/21	184	202
#AD8164, 4.000%, due 8/1/25	1,267	1,330
#545437, 7.000%, due 2/1/32	181	209
#545759, 6.500%, due 7/1/32	1,927	2,193
#254548, 5.500%, due 12/1/32	761	829
#684601, 6.000%, due 3/1/33	1,946	2,184
#190340, 5.000%, due 9/1/33	1,627	1,739
#254868, 5.000%, due 9/1/33	806	861
#739243, 6.000%, due 9/1/33	1,814	2,023

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#739331, 6.000%, due 9/1/33		$844	$941
#555800, 5.500%, due 10/1/33		341	371
#725027, 5.000%, due 11/1/33		635	678
#555880, 5.500%, due 11/1/33		410	447
#555946, 5.500%, due 11/1/33		763	837
#756153, 5.500%, due 11/1/33		2,126	2,330
#725231, 5.000%, due 2/1/34		662	708
#725205, 5.000%, due 3/1/34		1,417	1,514
#725220, 5.000%, due 3/1/34		610	652
#725232, 5.000%, due 3/1/34		3,049	3,259
#725238, 5.000%, due 3/1/34		1,412	1,509
#763798, 5.500%, due 3/1/34		445	486
#725424, 5.500%, due 4/1/34		441	480
#725611, 5.500%, due 6/1/34		433	472
#786546, 6.000%, due 7/1/34		843	935
#787816, 6.000%, due 7/1/34		875	975
#190353, 5.000%, due 8/1/34		465	497
#357883, 5.000%, due 5/1/35		994	1,062
#745092, 6.500%, due 7/1/35		1,024	1,165
#357944, 6.000%, due 9/1/35		113	125
#829306, 6.000%, due 9/1/35		308	341
#843487, 6.000%, due 10/1/35		260	289
#849191, 6.000%, due 1/1/36		162	180
#848782, 6.500%, due 1/1/36		732	831
#745349, 6.500%, due 2/1/36		1,065	1,213
#895637, 6.500%, due 5/1/36		448	508
#831540, 6.000%, due 6/1/36		183	203
#745802, 6.000%, due 7/1/36		603	672
#886220, 6.000%, due 7/1/36		1,250	1,393
#893318, 6.500%, due 8/1/36		228	259
#909480, 6.000%, due 2/1/37		1,295	1,436
#928561, 6.000%, due 8/1/37		726	809
#948689, 6.000%, due 8/1/37		1,681	1,857
#888967, 6.000%, due 12/1/37		1,651	1,840
#962058, 6.500%, due 3/1/38		4,293	4,907
#934006, 6.500%, due 9/1/38		1,512	1,728
#986856, 6.500%, due 9/1/38		987	1,120
#991911, 7.000%, due 11/1/38		724	848

Total FNMA Mortgage Obligations			54,130

Non-Agency Mortgage-Backed Obligations—0.3%
First Plus Home Loan Trust, 1997-4, Tranche M1, 7.640%, 9/11/23§**	D	199	179
First Horizon Asset Securities, Inc., 2004-AR4, Tranche 3A1, 3.815%, 8/25/34, VRN	AAA	432	386

Total Non-Agency Mortgage-Backed Obligations			565

Asset-Backed Securities—4.2%
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,167
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	2,230	2,330
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	2,255	2,395
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A	1,712	1,717

Total Asset-Backed Securities			8,609

See accompanying Notes to Financial Statements.

34 Semi-Annual Report	June 30, 2011

Bond Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—45.5%
CME Group, Inc., 5.750%, due 2/15/14	AA		$700	$778
Bank of America Corporation, 7.375%, due 5/15/14	A	+	700	787
American Express Co., 7.250%, due 5/20/14	A	+	500	572
AT&T, Inc., 5.100%, due 9/15/14	A2		1,250	1,374
D.R. Horton, Inc., 5.625%, due 9/15/14	BB		1,500	1,556
Corporation Nacional del Cobre de Chile—144A, 4.750%, due 10/15/14	A1		1,350	1,447
The Kroger Co., 4.950%, due 1/15/15	BBB		1,175	1,291
Yum! Brands, Inc., 4.250%, due 9/15/15	BBB-		350	372
Yum! Brands, Inc., 6.250%, due 4/15/16	BBB-		700	803
Owens-Brockway Glass Container, Inc., 7.375%, due 5/15/16	BB	+	1,250	1,359
Fiserv, Inc., 3.125%, due 6/15/16	Baa2		1,825	1,815
FUEL Trust—144A, 3.984%, due 6/15/16	Baa2		2,000	1,984
SABMiller plc—144A, 6.500%, due 7/1/16	BBB	+	700	810
Petrobras International Finance Co., 6.125%, due 10/6/16	A3		1,350	1,503
EI du Pont de Nemours & Co., 5.250%, due 12/15/16	A		500	565
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	350	408
Corrections Corporation of America, 7.750%, due 6/1/17	Ba1		1,250	1,361
ERP Operating L.P., 5.750%, due 6/15/17	BBB	+	2,000	2,217
JPMorgan Chase & Co., 6.125%, due 6/27/17	A1		600	670
Smithfield Foods, Inc., 7.750%, due 7/1/17	B	+	1,000	1,037
American Express Co., 6.150%, due 8/28/17	A	+	1,000	1,140
Capital One Financial Corporation, 6.750%, due 9/15/17	A-		1,775	2,052
Exelon Generation Co. LLC, 6.200%, due 10/1/17	A3		1,100	1,241
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-		1,000	1,172
Motorola Solutions, Inc., 6.000%, due 11/15/17	BBB		1,500	1,707
Triumph Group, Inc., 8.000%, due 11/15/17	B	+	1,500	1,579
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	+	800	919
Wells Fargo & Co., 5.625%, due 12/11/17	AA-		1,000	1,105
Kohl’s Corporation, 6.250%, due 12/15/17	BBB	+	350	411
American Tower Corporation, 4.500%, due 1/15/18	Baa3		1,150	1,149
Morgan Stanley, 6.625%, due 4/1/18	A		2,000	2,203
General Electric Capital Corporation, 5.625%, due 5/1/18	AA	+	1,250	1,367
Philip Morris International, Inc., 5.650%, due 5/16/18	A		1,000	1,125
Simon Property Group L.P., 6.125%, due 5/30/18	A-		1,750	1,962

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Time Warner Cable, Inc., 6.750%, due 7/1/18	BBB		$1,000	$1,160
Petrohawk Energy Corporation, 7.250%, due 8/15/18	B	+	1,000	1,026
Merrill Lynch & Co., Inc., 6.875%, due 11/15/18	A	+	1,075	1,179
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 1/15/19	A-		1,000	1,258
FedEx Corporation, 8.000%, due 1/15/19	BBB		750	943
CSX Corporation, 7.375%, due 2/1/19	BBB		800	975
Honeywell International, Inc., 5.000%, due 2/15/19	A		1,000	1,099
Pfizer, Inc., 6.200%, due 3/15/19	AA		1,250	1,462
BHP Billiton Finance USA, Ltd., 6.500%, due 4/1/19	A	+	1,300	1,556
Owens Corning, 9.000%, due 6/15/19	BBB-		1,000	1,194
Discovery Communications LLC, 5.625%, due 8/15/19	BBB		500	553
Roper Industries, Inc., 6.250%, due 9/1/19	Baa2		1,225	1,387
Republic Services, Inc., 5.500%, due 9/15/19	BBB		1,650	1,799
Boston Properties L.P., 5.875%, due 10/15/19	A-		1,500	1,643
Crown Castle International Corporation, 7.125%, due 11/1/19	BB-		1,000	1,052
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-		500	517
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	Ba2		1,515	1,755
Jarden Corporation, 7.500%, due 1/15/20	B		1,500	1,560
Johnson Controls, Inc., 5.000%, due 3/30/20	BBB	+	1,625	1,727
United Technologies Corporation, 4.500%, due 4/15/20	A	+	1,500	1,588
The Goldman Sachs Group, Inc., 6.000%, due 6/15/20	A1		1,800	1,937
Commonwealth Edison Co., 4.000%, due 8/1/20	A-		1,000	990
Alcoa, Inc., 6.150%, due 8/15/20	BBB-		1,775	1,880
Omnicom Group, Inc., 4.450%, due 8/15/20	A-		2,000	1,984
The Goodyear Tire & Rubber Co., 8.250%, due 8/15/20	B	+	1,000	1,080
BE Aerospace, Inc., 6.875%, due 10/1/20	BB		1,000	1,047
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	BBB		1,500	1,529
Progress Energy, Inc., 4.400%, due 1/15/21	BBB		1,625	1,643
Wyndham Worldwide Corporation, 5.625%, due 3/1/21	BBB-		1,000	997
Ball Corporation, 5.750%, due 5/15/21	BB	+	1,000	1,003
Energizer Holdings, Inc.—144A, 4.700%, due 5/19/21	BBB-		2,000	1,975

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 35

Bond Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Discovery Communications LLC, 4.375%, due 6/15/21	BBB		$1,000	$990
Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, due 8/1/22	A2		649	701
The Kroger Co., 8.000%, due 9/15/29	BBB		425	533
Conoco Funding Co., 7.250%, due 10/15/31	A1		400	493
Kohl’s Corporation, 6.000%, due 1/15/33	BBB	+	1,000	1,034
Wisconsin Electric Power Co., 5.700%, due 12/1/36	A	+	500	530
Comcast Corporation, 6.450%, due 3/15/37	BBB	+	650	695
Yum! Brands, Inc., 6.875%, due 11/15/37	BBB-		600	681
JPMorgan Chase & Co., 6.400%, due 5/15/38	Aa3		900	1,016
COX Communications, Inc.—144A, 6.950%, due 6/1/38	Baa2		350	394
General Electric Capital Corporation, 6.875%, due 1/10/39	AA	+	750	849

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.09% of the net assets at June 30, 2011.

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.09% of the Fund’s net assets at June 30, 2011.

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A3	$1,515	$1,561

Total Corporate Obligations			92,816

Total Long-Term Investments—99.0% (cost $191,646)			201,707

Repurchase Agreement
Fixed Income Clearing Corporation, 0.010% dated 6/30/11, due 7/1/11, repurchase price $2,256, collateralized by Federal National Mortgage Association, 3.420%, due 11/24/20	AAA	2,256	2,256

Total Repurchase Agreement—1.1% (cost $2,256)			2,256

Total Investments—100.1% (cost $193,902)			203,963
Liabilities, plus cash and other assets—(0.1)%			(155)

Net assets—100.0%			$203,808

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2011

Christopher T. Vincent

Paul J. Sularz

LOW DURATION FUND

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

The Low Duration Fund posted a 1.38% increase on a total return basis (Institutional Share Class) for the six months ended June 30, 2011. By comparison, the Fund’s benchmark, the Merrill Lynch 1-Year U.S. Treasury Note Index, gained 0.35%.

The Fund had a positive first half of 2011, with the Fund outperforming its Merrill Lynch 1-Year U.S. Treasury Note Index benchmark. We believe the Fund has been able to accomplish this objective without sacrificing credit quality. The Fund does not own securities with a rating below “A” from a Nationally Recognized Statistical Rating Organization (“NRSRO”).

The majority of the Fund’s portfolio is invested in seasoned U.S. Government-guaranteed short duration Mortgage-backed Fannie Mae and Freddie Mac securities. This is the Fund’s major sector emphasis. We favor such securities because they are high quality instruments, provide excellent liquidity, and pay monthly principal and interest, which we then are able to reinvest. The benefits of this strategy are evident in a rising rate environment such as the one we experienced during the first quarter.

Asset-backed Securities are another segment of the market in which we invest that offers monthly payment of principal and interest. We continued to invest in credit card securitizations issued by top-tier banking institutions. As mentioned, all Asset-backed Securities held in the Fund must maintain a rating above “A.”

Since the beginning of this year we have increased the Fund’s holdings of Asset-backed Securities whose coupons are reset monthly and are tied to LIBOR—the London Interbank Offered Rate. The income from these securities will rise with any increase in rates and will protect the Fund against falling prices. The percentage of these floating-rate securities in the Fund’s portfolio rose from approximately 15% at the beginning of 2011 to 17% at the end of June.

The Fund purchased TIPS (Treasury Inflation-Protected Securities) earlier this year. TIPS have been the strongest-performing investment grade security. We believe in holding TIPS instead of nominal Treasuries, as TIPS provide protection against unexpected inflation and diversification benefits.

The Fund kept its exposure to cash and cash equivalents extremely low, given the very low rates currently available from money market instruments.

Assets in this Fund continued to build since the Fund’s inception on December 1, 2009, with assets increasing to a new high “watermark” of approximately $155 million at the end of the first quarter.

June 30, 2011	William Blair Funds 37

Low Duration Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2011

	Year To Date	1 Year	Since Inception(a)
Institutional Class	1.38%	1.87%	1.86%
Merrill Lynch 1-Year U.S. Treasury Note Index	0.35	0.67	0.65
(a)	For the period December 1, 2009 (Commencement of Operations to June 30, 2011.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2011. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investments.

38 Semi-Annual Report	June 30, 2011

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—47.2%
U.S. Treasury Inflation Indexed Notes/Bonds—2.2%
U.S. Treasury Inflation Indexed Note, 2.000%, due 7/15/14	$2,982	$3,252

Government National Mortgage Association (GNMA)—0.5%
#781567, 5.000%, due 2/15/18	118	127
#606406, 5.000%, due 4/15/18	183	198
#003438, 4.500%, due 9/20/18	293	316
#003465, 4.500%, due 11/20/18	87	93

Total GNMA Mortgage Obligations		734

Federal Home Loan Mortgage Corp. (FHLMC)—13.1%
#M80931, 5.500%, due 8/1/11	9	9
#M80953, 4.000%, due 12/1/11	221	224
#M80970, 4.500%, due 5/1/12	44	44
#B18053, 5.000%, due 3/1/15	80	84
#G11885, 5.000%, due 1/1/16	251	269
#E86134, 5.000%, due 11/1/16	231	248
#E96536, 5.000%, due 3/1/18	391	423
#E95355, 5.000%, due 4/1/18	492	531
#E01377, 4.500%, due 5/1/18	486	517
#G11618, 4.500%, due 5/1/18	2,288	2,445
#E01411, 5.000%, due 7/1/18	246	264
#E01424, 4.000%, due 8/1/18	6	7
#E99963, 4.500%, due 10/1/18	140	150
#E01488, 5.000%, due 10/1/18	524	564
#E99895, 5.000%, due 10/1/18	1,027	1,110
#G12093, 4.500%, due 12/1/18	630	673
#B11386, 5.000%, due 12/1/18	227	246
#B11362, 5.500%, due 12/1/18	33	35
#G13367, 5.500%, due 12/1/18	182	198
#E01545, 5.000%, due 1/1/19	300	323
#B12826, 4.500%, due 3/1/19	429	459
#G11766, 5.000%, due 3/1/19	214	231
#G18001, 4.500%, due 7/1/19	280	299
#G11596, 5.500%, due 8/1/19	240	261
#B16291, 5.000%, due 9/1/19	1,803	1,949
#G11690, 4.000%, due 2/1/20	41	44
#G18045, 5.000%, due 3/1/20	234	253
#G11892, 4.000%, due 4/1/20	248	263
#B19078, 5.000%, due 4/1/20	158	171
#G18048, 5.000%, due 4/1/20	158	171
#J08152, 5.000%, due 5/1/20	201	217
#G11720, 4.500%, due 8/1/20	51	55
#G12394, 5.000%, due 5/1/21	298	322
#G13296, 5.000%, due 5/1/21	794	858
#G12113, 5.500%, due 5/1/21	395	431
#G12286, 5.000%, due 7/1/21	164	177
#E02322, 5.500%, due 5/1/22	44	49
#J06484, 5.500%, due 11/1/22	927	1,011
#C00351, 8.000%, due 7/1/24	145	172
#G00363, 8.000%, due 6/1/25	175	208
#C80329, 8.000%, due 8/1/25	44	52
#J13022, 4.000%, due 9/1/25	2,936	3,081

Total FHLMC Mortgage Obligations		19,098

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—31.4%
#255325, 4.500%, due 7/1/11	$41	$41
#256224, 5.500%, due 4/1/16	44	48
#256559, 5.500%, due 1/1/17	24	25
#256606, 5.500%, due 2/1/17	32	34
#256646, 5.500%, due 3/1/17	23	26
#545898, 5.500%, due 9/1/17	668	726
#545899, 5.500%, due 9/1/17	765	831
#257067, 5.000%, due 1/1/18	111	117
#663692, 5.000%, due 1/1/18	317	343
#674713, 5.000%, due 1/1/18	25	27
#679305, 5.000%, due 1/1/18	107	116
#254591, 5.500%, due 1/1/18	499	540
#677680, 4.500%, due 2/1/18	18	19
#681310, 4.500%, due 2/1/18	405	434
#683100, 5.500%, due 2/1/18	623	681
#254684, 5.000%, due 3/1/18	35	38
#675717, 5.000%, due 3/1/18	481	520
#681361, 5.000%, due 3/1/18	125	135
#656564, 5.000%, due 4/1/18	2,288	2,473
#696677, 5.000%, due 4/1/18	164	178
#702888, 5.000%, due 4/1/18	154	167
#929388, 4.500%, due 5/1/18	595	634
#254721, 5.000%, due 5/1/18	380	410
#702332, 5.000%, due 5/1/18	80	87
#704049, 5.500%, due 5/1/18	1,167	1,279
#735357, 5.500%, due 5/1/18	1,899	2,079
#254785, 4.000%, due 6/1/18	292	309
#555622, 4.500%, due 6/1/18	498	533
#656573, 5.000%, due 6/1/18	331	358
#709848, 5.000%, due 6/1/18	292	316
#713380, 4.000%, due 7/1/18	273	289
#254802, 4.500%, due 7/1/18	413	442
#713807, 4.500%, due 7/1/18	243	260
#735003, 5.500%, due 7/1/18	1,781	1,949
#254840, 4.000%, due 8/1/18	137	145
#711991, 5.000%, due 8/1/18	277	299
#254919, 4.000%, due 9/1/18	35	37
#740444, 4.500%, due 9/1/18	395	422
#734741, 4.000%, due 10/1/18	27	29
#743183, 5.000%, due 10/1/18	120	130
#255003, 4.000%, due 11/1/18	17	18
#747823, 4.000%, due 11/1/18	734	777
#749596, 5.000%, due 11/1/18	424	458
#745237, 5.000%, due 12/1/18	101	109
#725171, 4.000%, due 1/1/19	17	18
#255079, 5.000%, due 2/1/19	50	54
#766276, 5.000%, due 3/1/19	524	566
#MA0045, 4.000%, due 4/1/19	613	648
#255233, 4.000%, due 5/1/19	625	661
#725445, 4.500%, due 5/1/19	1,123	1,202
#785259, 5.000%, due 8/1/19	522	565
#725953, 5.000%, due 10/1/19	146	159
#745240, 4.500%, due 12/1/19	646	691
#735401, 5.500%, due 3/1/20	401	436
#735646, 4.500%, due 7/1/20	764	817
#745440, 4.500%, due 7/1/20	14	14
#825912, 4.000%, due 9/1/20	78	82
#MA0517, 4.000%, due 9/1/20	1,278	1,352

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 39

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#836016, 4.500%, due 9/1/20		$994	$1,063
#MA0548, 3.500%, due 10/1/20		2,311	2,407
#879607, 5.500%, due 4/1/21		170	186
#881284, 4.500%, due 12/1/21		1,434	1,529
#190988, 9.000%, due 6/1/24		227	268
#AC9560, 5.000%, due 1/1/25		4,815	5,217
#AD0855, 4.000%, due 3/1/25		196	206
#932723, 4.000%, due 4/1/25		881	925
#935995, 4.000%, due 6/1/25		247	259
#AD4677, 4.000%, due 6/1/25		1,997	2,097
#AD8164, 4.000%, due 8/1/25		2,157	2,265
#AE1176, 4.000%, due 8/1/25		1,066	1,120
#AH2671, 4.000%, due 1/1/26		2,025	2,127

Total FNMA Mortgage Obligations			45,822

Asset-Backed Securities—39.4%
Volkswagen Auto Lease Trust, 2009-A, Tranche A3, 3.410%, 4/16/12	AAA	342	343
Ford Credit Auto Owner Trust, 2007-B, Tranche A4A, 5.240%, 7/15/12	AAA	226	228
Daimler Chrysler Auto Trust, 2008-B, Tranche A3A, 4.710%, 9/10/12	AAA	31	31
BMW Vehicle Lease Trust, 2010-1, Tranche A2, 0.580%, 9/17/12	Aaa	428	428
BMW Vehicle Owner Trust, 2010-A, Tranche A2, 0.680%, 9/25/12	AAA	406	406
Capital Auto Receivables Asset Trust, 2008-2, Tranche A3B, 1.637%, 10/15/12, VRN	AAA	200	200
Ford Credit Auto Owner Trust, 2010-B, Tranche A2, 0.650%, 12/15/12	Aaa	736	736
Chrysler Financial Auto Securitization Trust, 2010-A, Tranche A2, 0.690%, 1/8/13	AAA	878	879
Honda Auto Receivables Owner Trust, 2009-2, Tranche A3, 2.790%, 1/15/13	AAA	398	401
CarMax Auto Owner Trust, 2009-1, Tranche A3, 4.120%, 3/15/13	AAA	197	199
Nissan Auto Lease Trust, 2010-A, Tranche A2, 1.100%, 3/15/13	AAA	345	345
Ford Credit Auto Owner Trust, 2009-A, Tranche A3A, 3.960%, 5/15/13	AAA	215	217
Ford Credit Auto Owner Trust, 2009-A, Tranche A3B, 2.687%, 5/15/13, VRN	AAA	538	541
Harley-Davidson Motorcycle Trust, 2007-1, Tranche A4, 5.210%, 6/17/13	AAA	383	387
USAA Auto Owner Trust, 2009-1, Tranche A3, 3.020%, 6/17/13	AAA	392	395
American Express Issuance Trust, 2007-2, Tranche A, 0.437%, 7/15/13, VRN	AAA	373	373
Ally Auto Receivables Trust, 2010-3, Tranche A2, 0.287%, 8/15/13, VRN	AAA	726	726
BMW Vehicle Lease Trust, 2009-1, Tranche A4, 3.660%, 8/15/13	AAA	500	502

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Ford Credit Auto Owner Trust, 2009-B, Tranche A3, 2.790%, 8/15/13	AAA	$308	$311
Ford Credit Auto Owner Trust, 2009-D, Tranche A3, 2.170%, 10/15/13	AAA	791	798
John Deere Owner Trust, 2009-A, Tranche A3, 2.590%, 10/15/13	AAA	712	716
John Deere Owner Trust, 2009-B, Tranche A3, 1.570%, 10/15/13	AAA	540	542
Avis Budget Rental Car Funding AESOP LLC—144A, 2009-1A, Tranche A, 9.310%, 10/20/13	Aa1	2,000	2,166
Harley-Davidson Motorcycle Trust, 2009-1, Tranche A3, 3.190%, 11/15/13	AAA	1,272	1,282
CNH Equipment Trust, 2009-C, Tranche A3, 1.850%, 12/16/13	AAA	222	222
Volkswagen Auto Loan Enhanced Trust, 2010-1, Tranche A3, 1.310%, 1/20/14	AAA	864	868
USAA Auto Owner Trust, 2008-3, Tranche A4, 4.710%, 2/18/14	AAA	45	45
Harley-Davidson Motorcycle Trust, 2009-2, Tranche A3, 2.620%, 3/15/14	AAA	496	500
Citibank Credit Card Issuance Trust, 2009-A1, Tranche A1, 1.937%, 3/17/14, VRN	AAA	200	202
Volkswagen Auto Lease Trust, 2009-A, Tranche A4, 4.590%, 3/17/14	AAA	2,000	2,013
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A1, 4.260%, 3/25/14	Aaa	1,765	1,844
BMW Vehicle Owner Trust, 2010-A, Tranche A3, 1.390%, 4/25/14	AAA	300	302
Citibank Credit Card Issuance Trust, 2009-A2, Tranche A2, 1.737%, 5/15/14, VRN	AAA	500	506
Ford Credit Auto Owner Trust, 2010-A, Tranche A3, 1.320%, 6/15/14	AAA	500	503
Chase Issuance Trust, 2007-A9, Tranche A, 3.151%, 6/16/14, VRN	AAA	2,000	1,999
Nissan Auto Receivables Owner Trust, 2008-A, Tranche A4, 4.280%, 6/16/14	AAA	71	72
Capital Auto Receivables Asset Trust, 2008-1, Tranche A4B, 1.537%, 7/15/14, VRN	AAA	605	608
CNH Equipment Trust, 2010-A, Tranche A3, 1.540%, 7/15/14	AAA	837	841
Nissan Auto Receivables Owner Trust, 2010-A, Tranche A3, 0.870%, 7/15/14	Aaa	500	500
Daimler Chrysler Auto Trust, 2008-A, Tranche A4, 4.480%, 8/8/14	AAA	1,495	1,513
American Express Credit Account Master Trust, 2009-1, Tranche A, 1.537%, 12/15/14, VRN	AAA	450	455
Nissan Master Owner Trust Receivables—144A, 2010-AA, Tranche A, 1.337%, 1/15/15, VRN	AAA	2,000	2,022

See accompanying Notes to Financial Statements.

40 Semi-Annual Report	June 30, 2011

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Capital One Multi-Asset Execution Trust, 2007-A4, Tranche A4, 0.217%, 3/16/15, VRN	AAA	$1,778	$1,776
CNH Equipment Trust, 2010-C, Tranche A3, 1.170%, 5/15/15	AAA	500	502
Discover Card Master Trust, 2007-A2, Tranche A2, 0.587%, 6/15/15, VRN	AAA	192	193
MBNA Credit Card Master Note Trust, 2006-A2, Tranche A2, 0.247%, 6/15/15, VRN	AAA	200	200
Discover Card Master Trust I, 2005-4, Tranche A2, 0.277%, 6/16/15, VRN	AAA	77	77
FPL Recovery Funding LLC, 2007-A, Tranche A2, 5.044%, 8/1/15	AAA	852	893
Chase Issuance Trust, 2008-A10, Tranche A10, 0.937%, 8/17/15, VRN	AAA	2,000	2,026
Bank of America Credit Card Trust, 2010-A1, Tranche A1, 0.487%, 9/15/15, VRN	AAA	2,000	2,005
Discover Card Master Trust, 2010-A1, Tranche A1, 0.837%, 9/15/15, VRN	Aaa	347	350
Ford Credit Floorplan Master Owner Trust, 2010-A5, Tranche A2, 0.887%, 9/15/15, VRN	AAA	1,800	1,806
USAA Auto Owner Trust, 2010-1, Tranche A4, 2.140%, 9/15/15	AAA	685	700
American Express Credit Account Master Trust, 2010-1, Tranche A, 0.437%, 11/16/15, VRN	AAA	500	501
Ford Credit Floorplan Master Owner Trust, 2011-1, Tranche A2, 0.787%, 2/15/16, VRN	AAA	1,000	996
Chase Issuance Trust, 2008-A3, Tranche A, 1.287%, 3/15/16, VRN	AAA	2,000	2,051
Hertz Vehicle Financing LLC—144A, 2009-2A, Tranche A2, 5.290%, 3/25/16	Aaa	2,250	2,467
Ally Master Owner Trust, 2011-3, Tranche A1, 0.817%, 5/15/16, VRN	Aaa	1,100	1,100
CNH Equipment Trust, 2010-C, Tranche A4, 1.750%, 5/16/16	AAA	60	60
Avis Budget Rental Car Funding AESOP LLC—144A, 2010-3A, Tranche A, 4.640%, 5/20/16	Aaa	1,400	1,506
Centre Point Funding LLC—144A, 2010-1A, Tranche 1, 5.430%, 7/20/16	A2	1,721	1,828
Discover Card Master Trust, 2011-A1, Tranche A1, 0.537%, 8/15/16, VRN	Aaa	1,400	1,405
Enterprise Fleet Financing LLC—144A, 2011-2, Tranche A2, 1.430%, 10/20/16	AAA	2,000	2,000
GE Capital Credit Card Master Note Trust, 2011-1, Tranche A, 0.737%, 1/15/17, VRN	Aaa	500	503
Discover Card Master Trust, 2010-A2, Tranche A2, 0.767%, 3/15/18, VRN	AAA	350	353
Citibank Omni Master Trust—144A, 2009-A14A, Tranche A14, 2.937%, 8/15/18, VRN	Aaa	2,000	2,103

Issuer	NRSRO Rating		Principal Amount	Value

Asset-Backed Securities—(continued)
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.267%, 12/16/19, VRN	AAA		$215	$212
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.447%, 8/16/21, VRN	AAA		300	298
Sierra Receivables Funding Co. LLC—144A, 2011-1A, Tranche A, 3.350%, 4/20/26	A		1,498	1,502

Total Asset-Backed Securities				57,580

Corporate Obligations—12.9%
American Express Bank FSB, 0.316%, due 5/29/12, VRN	A	+	500	499
General Electric Capital Corporation, 3.500%, due 8/13/12	AA	+	1,000	1,030
Bank of America Corporation, 5.375%, due 9/11/12	A	+	1,000	1,048
ConocoPhillips, 4.750%, due 10/15/12	A1		1,000	1,052
Citigroup, Inc., 5.300%, due 10/17/12	A	+	1,000	1,050
Wells Fargo & Co., 5.250%, due 10/23/12	AA-		1,000	1,055
The Procter & Gamble Co., 0.301%, due 11/14/12, VRN	AA-		700	701
The Walt Disney Co., 4.700%, due 12/1/12	A		1,000	1,056
Hewlett-Packard Co., 4.500%, due 3/1/13	A	+	1,000	1,059
General Electric Capital Corporation, 0.418%, due 5/8/13, VRN	AA	+	1,000	996
American Express Co., 4.875%, due 7/15/13	A	+	1,000	1,063
Barclays Bank plc, 1.323%, due 1/13/14, VRN	AA-		500	502
JPMorgan Chase & Co., 1.074%, due 1/24/14, VRN	Aa3		1,000	1,003
Morgan Stanley, 1.874%, due 1/24/14, VRN	A		1,000	1,007
Bank of America Corporation, 1.693%, due 1/30/14, VRN	A	+	1,000	1,002
MetLife, Inc., 2.375%, due 2/6/14	A-		1,000	1,019
The Boeing Co., 5.000%, due 3/15/14	A		375	412
Shell International Finance BV, 4.000%, due 3/21/14	Aa1		1,142	1,229
Citigroup, Inc., 1.176%, due 4/1/14, VRN	A		1,000	986
Morgan Stanley, 6.000%, due 5/13/14	A		1,000	1,089

Total Corporate Obligations				18,858

Total Long-Term Investments—99.5% (cost $144,761)				145,344

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 41

Low Duration Fund

Portfolio of Investments, June 30, 2011 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.010% dated 6/30/11, due 7/1/11, repurchase price $3,243, collateralized by U.S. Treasury Bill, 0.020%, due 8/11/11	AAA	$3,243	$3,243

Total Repurchase Agreement—2.2% (cost $3,243)			3,243

Total Investments—101.7% (cost $148,004)			148,587
Liabilities, plus cash and other assets—(1.7)%			(2,552)

Net assets—100.0%			$146,035

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by either Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

42 Semi-Annual Report	June 30, 2011

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$1,441,349	$210,947	$640,773

Investments in securities, at value	$1,698,555	$263,216	$757,903
Foreign currency, at value (cost $7,494; $485; $5,547)	7,512	486	5,572
Receivable for securities sold	24,569	10,225	7,313
Receivable for fund shares sold	68,491	—	2,434
Dividend and interest receivable	4,392	592	1,350
Unrealized appreciation on forward foreign currency contracts	2,148	—	—

Total assets	1,805,667	274,519	774,572
Liabilities
Payable for investment securities purchased	55,047	5,983	4,890
Payable for fund shares redeemed	525	7,699	231
Unrealized depreciation on forward foreign currency contracts	714	22	30
Investment advisory fee payable	1,278	228	610
Distribution and shareholder service fee payable	—	—	60
Other payables and accrued expenses	275	62	152

Total liabilities	57,839	13,994	5,973

Net Assets	$1,747,828	$260,525	$768,599

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$119	$23	$55
Capital paid in excess of par value	1,647,067	341,554	709,028
Accumulated net investment income (loss)	14,619	2,700	4,319
Accumulated net realized gain (loss)	(172,619)	(136,002)	(61,930)
Net unrealized appreciation (depreciation) of investments and foreign currencies	258,642	52,250	117,127

Net Assets	$1,747,828	$260,525	$768,599

Net Assets	$1,747,828	$260,525
Shares Outstanding	119,079,011	23,329,016
Net Asset Value Per Share	14.68	11.17
Institutional Share Class
Net Assets			$305,052
Shares Outstanding			21,774,191
Net Asset Value Per Share			$14.01

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 43

Statements of Operations

for the Period Ended June 30, 2011 (dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$30,847	$5,044	$9,805
Less foreign tax withheld	(2,603)	(423)	(816)
Interest	94	1	90

Total income	28,338	4,622	9,079
Expenses
Investment advisory fees	8,438	1,449	3,524
Distribution fees	—	—	28
Shareholder services fees	—	—	313
Custodian fees	168	54	93
Transfer agent fees	16	4	15
Sub-transfer agent fees
Class N	—	—	17
Class I	—	—	57
Professional fees	58	31	33
Registration fees	19	9	48
Shareholder reporting fees	16	2	24
Trustee fees	30	6	9
Other expenses	40	10	13

Total expenses	8,785	1,565	4,174

Net investment income (loss)	19,553	3,057	4,905
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	120,027	24,379	51,734
Foreign currency transactions	(14,581)	(344)	1,996

Total net realized gain (loss)	105,446	24,035	53,730
Change in net unrealized appreciation (depreciation) of:
Investments	(87,341)	(17,517)	(18,159)
Foreign currency translations	1,401	88	(61)

Total change in net unrealized appreciation (depreciation)	(85,940)	(17,429)	(18,220)

Net increase (decrease) in net assets resulting from operations	$39,059	$9,663	$40,415

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2011

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 and the Year Ended December 31, 2010 (dollar amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$19,553	$17,077	$3,057	$3,226	$4,905	$3,235
Net realized gain (loss) on investments and foreign currency transactions	105,446	220,735	24,035	44,790	53,730	57,094
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(85,940)	68,599	(17,429)	(14,220)	(18,220)	62,315

Net increase (decrease) in net assets resulting from operations	39,059	306,411	9,663	33,796	40,415	122,644
Distributions to shareholders from
Net investment income	—	(35,383)	—	(4,059)	—	(2,781)
Net realized gain	—	—	—	—	—	—

	—	(35,383)	—	(4,059)	—	(2,781)
Capital stock transactions
Net proceeds from sale of shares	182,240	585,127	10,029	31,823	136,913	222,392
Shares issued in reinvestment of income dividends and capital gain distributions	—	33,238	—	3,868	—	2,417
Less cost of shares redeemed	(359,688)	(379,024)	(50,635)	(139,231)	(55,680)	(88,572)

Net increase (decrease) in net assets resulting from capital share transactions	(177,448)	239,341	(40,606)	(103,540)	81,233	136,237

Increase (decrease) in net assets	(138,389)	510,369	(30,943)	(73,803)	121,648	256,100
Net assets
Beginning of period	$1,886,217	$1,375,848	$291,468	$365,271	$646,951	$390,851

End of period	$1,747,828	$1,886,217	$260,525	$291,468	$768,599	$646,951

Accumulated net investment income (loss) at the end of the period	$14,619	$(4,934)	$2,700	$(357)	$4,319	$(586)

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 45

Statements of Assets and Liabilities

June 30, 2011 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund
Assets
Investments in securities, at cost	$746,542	$88,893	$193,902	$148,004

Investments in securities, at value	$869,140	$98,436	$203,963	$148,587
Foreign currency, at value (cost $4,854 and $2,617)	4,854	2,629	—	1,061
Receivable for securities sold .	16,083	2,138	252	—
Receivable for fund shares sold	101	99	1,071	5
Receivable from Advisor .	—	11	12	—
Dividend and interest receivable .	2,645	286	1,862	486
Unrealized appreciation on forward foreign currency contracts	—	—	—	—

Total assets	892,823	103,599	207,160	150,139
Liabilities
Payable for investment securities purchased	9,754	2,937	2,167	3,209
Payable for fund shares redeemed	1,015	112	1,044	798
Payable to custodian	1,102	—	—	—
Investment advisory fee payable	963	86	50	36
Distribution and shareholder service fee payable	32	4	19	10
Other payables and accrued expenses	368	58	72	51

Total liabilities	13,234	3,197	3,352	4,104

Net Assets	$879,589	$100,402	$203,808	$146,035

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$56	$10	$19	$15
Capital paid in excess of par value	644,901	84,117	192,598	147,214
Accumulated net investment income (loss)	(5,429)	336	(388)	(710)
Accumulated net realized gain (loss)	117,446	6,390	1,518	(1,067)
Net unrealized appreciation (depreciation) of investments and foreign currencies	122,615	9,549	10,061	583

Net Assets	$879,589	$100,402	$203,808	$146,035

Institutional Share Class
Net Assets	$676,263	$67,935	$53,437	$69,695
Shares Outstanding	42,567,873	6,718,394	5,019,179	7,041,233
Net Asset Value Per Share	$15.89	$10.11	$10.65	$9.90

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2011

Statements of Operations

for the Period Ended June 30, 2011 (dollar amounts in thousands)

	Emerging Markets Growth Fund	Emerging Leaders Fund	Bond Fund	Low Duration Fund
Investment income
Dividends	$14,909	$1,185	$—	$—
Less foreign tax withheld	(1,112)	(99)	—	—
Interest	148	—	4,839	1,623

Total income	13,945	1,086	4,839	1,623
Expenses
Investment advisory fees	6,374	530	294	220
Distribution fees	39	—	4	5
Shareholder services fees	164	18	113	64
Custodian fees	258	66	27	30
Transfer agent fees	24	7	11	8
Sub-transfer agent fees
Class N	14	—	2	—
Class I	28	—	4	—
Professional fees	58	34	17	14
Registration fees	28	27	28	42
Shareholder reporting fees	11	1	4	2
Trustee fees	21	2	3	2
Other expenses	28	4	8	6

Total expenses before waiver	7,047	689	515	393
Expenses waived by the Advisor	—	(70)	(55)	(32)

Net expenses	7,047	619	460	361

Net investment income (loss)	6,898	467	4,379	1,262
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments	135,105	5,902	1,281	37
Foreign currency transactions	(885)	(177)	—	—

Total net realized gain (loss)	134,220	5,725	1,281	37
Change in net unrealized appreciation (depreciation) of:
Investments	(162,150)	(8,084)	258	683
Foreign currency translations	(29)	11	—	—

Total change in net unrealized appreciation (depreciation)	(162,179)	(8,073)	258	683

Net increase (decrease) in net assets resulting from operations	$(21,061)	$(1,881)	$5,918	$1,982

See accompanying Notes to Financial Statements.

June 30, 2011	William Blair Funds 47

Statements of Changes in Net Assets

for the Period Ended June 30, 2011 (dollar amounts in thousands)

	Emerging Markets Growth Fund		Emerging Leaders Fund		Bond Fund		Low Duration Fund
	2011	2010	2011	2010	2011	2010	2011	2010
Operations
Net investment income (loss)	$6,898	$4,305	$467	$468	$4,379	$8,051	$1,262	$1,915
Net realized gain (loss) on investments and foreign currency transactions	134,220	245,341	5,725	33,656	1,281	2,212	37	(60)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(162,179)	13,556	(8,073)	(16,315)	258	3,290	683	468

Net increase (decrease) in net assets resulting from operations	(21,061)	263,202	(1,881)	17,809	5,918	13,553	1,982	2,323
Distributions to shareholders from
Net investment income	—	(13,461)	—	(255)	(4,768)	(8,566)	(1,972)	(2,958)
Net realized gain	—	—	—	(505)	—	(494)	—	—

	—	(13,461)	—	(760)	(4,768)	(9,060)	(1,972)	(2,958)
Capital stock transactions
Net proceeds from sale of shares	125,492	357,761	17,588	14,224	51,086	90,709	69,555	149,882
Shares issued in reinvestment of income dividends and capital gain distributions	—	12,072	—	681	3,450	6,013	1,574	2,297
Less cost of shares redeemed	(475,385)	(407,291)	(10,206)	(52,189)	(44,654)	(55,783)	(68,574)	(103,208)

Net increase (decrease) in net assets resulting from capital share transactions	(349,893)	(37,458)	7,382	(37,284)	9,882	40,939	2,555	48,971

Increase (decrease) in net assets	(370,954)	212,283	5,501	(20,235)	11,032	45,432	2,565	48,336
Net assets
Beginning of year	$1,250,543	$1,038,260	$94,901	$115,136	$192,776	$147,344	$143,470	$95,134

End of year	$879,589	$1,250,543	$100,402	$94,901	$203,808	$192,776	$146,035	$143,470

Accumulated net investment income (loss) at the end of the year	$(5,429)	$(12,327)	$336	$(131)	$(388)	$1	$(710)	$—

See accompanying Notes to Financial Statements.

48 Semi-Annual Report	June 30, 2011

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of William Blair Funds’ (the “Fund”) significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

The Fund is a diversified mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following nineteen portfolios (the “Portfolios”), each with its own investment objective and policies.

Equity Portfolios	International Equity Portfolios
Growth Large Cap Growth Small Cap Growth Mid Cap Growth Small-Mid Cap Growth Small Cap Value Mid Cap Value Global Equity Portfolio Global Growth

International Growth

International Equity

Institutional International Growth

Institutional International Equity

International Small Cap Growth

Emerging Markets Growth

Emerging Leaders Growth

Fixed-Income Portfolios

Bond

Income

Low Duration

Money Market Portfolio

Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed-Income	High level of current income with relative stability of principal. (Maximize total return—Low Duration)
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, the Emerging Leaders Growth Portfolio, Bond Portfolio, and the Low Duration Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Leaders Growth Fund, Bond Fund and the Low Duration Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2011	William Blair Funds 49

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Portfolios compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Portfolios may use an independent pricing service to fair value the security as of the close of regular trading on the New York Stock Exchange. As a result, a Portfolio’s value for a security may be different from the last sale price (or the latest bid price).

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Other securities, and all other assets, including securities for which a market price is not available or is deemed unreliable, (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. As of June 30, 2011, there were securities held in the Institutional International Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios requiring fair valuation pursuant to the Funds’ Valuation Procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rate shown on the Portfolio of Investments for the Bond Fund and Low Duration Fund were the rates in effect on June 30, 2011. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2011, the Bond and Low Duration Portfolios recognized an increase of interest income and a decrease of net realized loss of $(390) and $(709), respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Portfolios.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

50 Semi-Annual Report	June 30, 2011

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Portfolios no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern time, on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for the Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth and Emerging Leaders Growth Portfolio. Dividends from the Bond and Low Duration Portfolio are declared daily and paid monthly. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio and the Low Duration Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, forward open foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange (the “Exchange”). Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(g) Income Taxes

Each Portfolio intends to comply with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. Each portfolio intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

The Institutional International Growth, Institutional International Equity, International Small Cap Growth, Emerging Markets Growth, and Emerging Leaders Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries.

Each Portfolio is subject to the provisions of Accounting Standards Codification (“ASC”) 740, Income Taxes. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management has evaluated the implications of ASC 740 and all of the uncertain tax positions of the Portfolios and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Portfolios’ tax returns for each of the tax years in the four year period ended December 31, 2010 remains open and the returns are subject to examination.

June 30, 2011	William Blair Funds 51

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2011 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,444,706	$283,899	$28,614	$255,285
Institutional International Equity	213,753	51,600	2,156	49,444
International Small Cap Growth	641,583	124,962	8,645	116,317
Emerging Markets Growth	753,870	127,720	12,433	115,287
Emerging Leaders Growth	89,549	9,746	853	8,893
Bond	193,902	10,501	440	10,061
Low Duration	148,004	918	335	583

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to Section 988 currency gains and losses, PFIC gains and losses and redemptions in-kind. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2010 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

Portfolio	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Institutional International Growth	$17,554	$(17,554)	$-
Institutional International Equity	475	(475)	-
International Small Cap Growth	(849)	849	-
Emerging Markets Growth	4,413	(33,541)	29,128
Emerging Leaders Growth	(47)	51	(4)
Bond	516	(516)	-
Low Duration	1,043	(1,043)	-

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2010 and 2009 was as follows (in thousands):

	Distributions Paid in 2010			Distributions Paid in 2009
Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional International Growth	$35,383	$-	$35,383	$18,261	$-	$18,261
Institutional International Equity	4,059	-	4,059	2,719	-	2,719
International Small Cap Growth	2,781	-	2,781	778	-	778
Emerging Markets Growth	13,461	-	13,461	11,127	-	11,127
Emerging Leaders Growth	255	505	760	1,588	-	1,588
Bond	8,566	494	9,060	6,213	-	6,213
Low Duration	2,958	-	2,958	86	-	86

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Institutional International Growth	$1,998	$(270,900)	$-	$330,485
Institutional International Equity	23	(155,726)	-	64,988
International Small Cap Growth	5,932	(113,021)	-	126,190
Emerging Markets Growth	-	(5,861)	-	261,554
52 Semi-Annual Report	June 30, 2011

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation
Emerging Leaders Growth	987	(14)	539	16,644
Bond	2	-	236	9,803
Low Duration	-	(1,104)	-	(100)

As of December 31, 2010, the Portfolios have unused capital loss carry forwards available for federal income tax purposes to be applied against future gains, if any. If not applied, the carryforward will expire as follows (in thousands):

Portfolio	2011	2012	2013	2014	2015	2016	2017	2018	Total
Institutional International Growth	$-	$-	$-	$-	$-	$-	$270,881	$-	$270,881
Institutional International Equity	-	-	-	-	-	42,759	113,087	-	155,846
International Small Cap Growth	-	-	-	-	-	26,723	86,330	-	113,053
Emerging Markets Growth	-	-	-	-	-	-	5,572	-	5,572
Emerging Leaders Growth	-	-	-	-	-	-	-	-	-
Bond	-	-	-	-	-	-	-	-	-
Low Duration	-	-	-	-	-	-	-	955	955

For the period from November 1, 2010 through December 31, 2010, the following Portfolios incurred net realized capital losses or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2011 for federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount
Institutional International Growth	$-	$-
Institutional International Equity	-	-
International Small Cap Growth	-	-
Emerging Markets Growth	-	324
Emerging Leaders Growth	-	-
Bond	-	-
Low Duration	149	-

(h) Repurchase Agreements

In a repurchase agreement, a Portfolio buys a security at one price and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. William Blair & Company, L.L.C. (the “Advisor”) will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The risk to a Portfolio is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Portfolio is entitled to sell the underlying collateral. The loss, if any, to a Portfolio will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Portfolio may be delayed or limited. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Portfolio enters into repurchase agreements to evaluate those risks. A Portfolio may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

June 30, 2011	William Blair Funds 53

(j) Fair Value Measurements

The Portfolios are subject to ASC 820, Fair Value measurement and Disclosures, formally known as SFAS (Statement of Financial Accounting Standards) No. 157, “Fair Value Measurements”. In accordance with ASC 820, “fair value” is defined as the price that a Portfolio would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Portfolio’s investments. ASC 820 establishes a three-tier hierarchy of inputs to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1—Quoted prices in active markets for an identical security.

•

Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time the net asset value of the Portfolio is calculated.

•

Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Any transfers between Level 1 and Level 2 are disclosed, effective beginning of the period, in the tables below with the reasons for the transfers disclosed in a note to the tables, if applicable.

At June 30, 2011, the Portfolios held no other financial instruments, such as options or futures, that required fair valuation.

As of June 30, 2011, the hierarchical input levels of securities in each Portfolio, segregated by security class, are as follows (in thousands):

	Institutional International Growth	Institutional International Equity	International Small Cap Growth	Emerging Markets Growth	Emerging Leaders Growth
Investments in securities
Level 1—Quoted prices
Common Stocks	$1,659,617	$249,604	$736,157	$840,987	$94,136
Preferred Stocks	—	2,987	—	27,098	4,126
Rights	—	—	—	—	—
Exchange traded funds	14,044	—	—	—	—
Level 2—Other significant observable inputs
Convertible Bonds	620	—	632	1,055	—
Short-Term Investments	24,274	10,625	21,114	—	174
Level 3—Significant unobservable inputs
None	—	—	—	—	—

Total investments in securities	$1,698,555	$263,216	$757,903	$869,140	$98,436

Other financial instruments—Assets
Level 2—Other significant observable inputs
Forward foreign currency contracts	$2,148	$—	$—	$—	$—

Other financial instruments—Liabilities
Level 2—Other significant observable inputs
Forward foreign currency contracts	$714	$22	$30	$—	$—

54 Semi-Annual Report	June 30, 2011

	Bond	Low Duration Fund
Investments in securities
Level 1—Quoted Prices
None	$—	$—
Level 2—Other significant observable inputs
US Government and Agency Bonds	99,717	68,906
Corporate Bonds	92,816	18,858
Asset Backed Bonds	8,995	57,580
Short-Term Investments	2,256	3,243
Level 3—Significant unobservable inputs
Asset Backed Bonds	179	—

Total investments in securities	$203,963	$148,587

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value:

	Balance January 1, 2011	(Sales)	Purchases	Transfers to Level 3	Transfers (from) Level 3	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Balance June 30, 2011

Bond	$170	—	—	—	—	$9	—	$179

The fair value estimate for the Level 3 security in the Bond Portfolio was determined in good faith by the Pricing Committee in consultation with the Valuation Committee, pursuant to the Valuation Procedures adopted by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance, market trends that influence its performance and the potential for an adverse outcome in pending litigation. At June 30, 2011, this security represented 0.09%, of the net assets of the Bond Portfolio. The change in unrealized gain (loss) related to the security held at June 30, 2011 was $9, in thousands, and is included in the change in unrealized appreciation (depreciation) of investments on the Statement of Operations.

The First Plus Home Loan Trust bond held in the Bond Portfolio transferred from Level 2 to Level 3 during the period due to the lack of significant other observable inputs.

(k) Redemptions In- Kind

In accordance with the Funds’ prospectus, the Portfolios may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain or loss on the transfer of securities depending on the market value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period ended June 30, 2011, the Emerging Markets Growth Fund transferred in-kind (in thousands) $74,711 for a realized gain of $32,340.

(2) Accounting Pronouncement and Regulations

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

In April 2011, the FASB issued ASU 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU 2011-03 amends ASC 860, Transfers and Servicing, in relation to the accounting for repurchase agreements and similar agreements that

June 30, 2011	William Blair Funds 55

both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may not be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transitions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this change and its impact on the financial statements has not been determined.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with the “Advisor” for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Advisor an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A Summary of the annual rates expressed as a percentage of average daily net assets is as follows:

International Portfolios:		Fixed-Income Portfolios
Institutional International Growth:		Bond	0.30%
First $500 million	1.00%	Low Duration	0.35%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Equity:
First $500 million	1.000%
Next $500 million	0.950%
In excess of $1 billion	0.900%
International Small Cap Growth	1.00%
Emerging Markets Growth	1.10%
Emerging Leaders	1.10%

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Advisor. Under the terms of these agreements, the Advisor will waive its management fee and/or reimburse the Portfolio for expenses in excess of the agreed upon rate. The amount the Advisor owes a Portfolio as of the report date is recorded as the Receivable from Advisor on the Statement of Assets and Liabilities. The Advisor reimburses the Portfolios on an annual basis. Under the terms of these Agreements, the Advisor has agreed to waive its advisory fees and/or absorb other operating expenses through April 30, 2012, if total expenses of the Portfolios exceed the following rates (as a percentage of average daily net assets):

Portfolio	Effective May 1, 2011 through April 30, 2012	Effective May 1, 2010 through April 30, 2011
Institutional International Equity	1.10%	1.10%
International Small Cap Growth	1.25%	1.25%
Emerging Markets Growth	1.30%	1.30%
Emerging Leaders Growth	1.25%	1.25%
Bond	0.35%	0.35%
Low Duration	0.40%	0.40%
56 Semi-Annual Report	June 30, 2011

For a period of three years subsequent to the Commencement of Operations of the Portfolio, the Advisor is entitled to reimbursement from the Emerging Leaders Growth and Low Duration Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2011 is $144 (in thousands) for the Low Duration Bond Portfolio. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect will not fall below the percentage indicated.

For the period ended June 30, 2011, the fees incurred by the Portfolio and related fee waivers and/or reimbursements were as follows (in thousands):

Portfolio	Fund Level Waiver	Class Specific Waiver	Total Waiver
Emerging Leaders Growth	$70	$—	$70
Bond	48	7	55
Low Duration	31	1	32

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2011 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$975,834	$(1,158,684)
Institutional International Equity	117,210	(160,580)
International Small Cap Growth	372,888	(304,131)
Emerging Markets Growth	571,199	(879,959)
Emerging Leaders Growth	105,072	(98,650)
Bond	52,814	(40,488)
Low Duration	59,628	(50,537)

(5) Forward Foreign Currency Contracts

The Portfolios (excluding the Bond and Low Duration Portfolios) from time to time may enter into forward foreign currency contracts with the Fund’s custodian and other counterparties in an attempt to hedge against a decline in the value of foreign currency against the U.S. dollar. The Portfolios bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract.

For the period ended June 30, 2011, the Institutional International Growth, Institutional International Equity, and International Small Cap Growth Portfolios engaged in forward foreign currency contracts with notional volume (in thousands) of $2,997,201, $115,039 and $222,182, respectively.

The following tables present the value of forward foreign currency contracts as of June 30, 2011 and their respective location on the Statement of Assets and Liabilities (values in thousands):

	Assets		Liabilities
Portfolio	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Institutional International Growth	Unrealized appreciation on foreign forward currency contracts	$2,148	Unrealized depreciation on foreign forward currency contracts	$714
Institutional International Equity	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	22
Institutional International Small Cap Growth	Unrealized appreciation on foreign forward currency contracts	—	Unrealized depreciation on foreign forward currency contracts	30
June 30, 2011	William Blair Funds 57

The effect of forward contracts on the Statements of Operations for the period ended June 30, 2011 (values in thousands) are as follows:

Realized gain (loss) recognized in foreign currency transactions
Portfolio	Value
Institutional International Growth	$(12,354)
Institutional International Equity	(271)
Institutional International Small Cap Growth	2,660

Change in unrealized gain (loss) recognized in foreign currency translations
Portfolio	Value
Institutional International Growth	$1,434
Institutional International Equity	205
Institutional International Small Cap Growth	(30)

The following table presents open forward foreign currency contracts as of June 30, 2011 (values in thousands):

Institutional International Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
State Street Bank and Trust	Canadian Dollar	9/22/2011	23,442	24,258	(379)
Northern Trust Corporation	Swiss Franc	9/20/2011	19,393	23,078	(5)
State Street Bank and Trust	European Monetary Unit	9/19/2011	80,793	116,912	(330)
Morgan Stanley and Company	Great British Pound	9/23/2011	68,534	109,887	2,019
Bank of New York	Japanese Yen	9/21/2011	10,709,033	133,081	129

Institutional International Equity
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
Northern Trust Corporation	Japanese Yen	7/20/2011	670,013	8,323	(22)

Institutional International Small Cap Growth
Counterparty	Short Contracts	Settlement Date	Local Currency	Current Value	Unrealized Gain/(Loss)
Northern Trust Corporation	Swiss Franc	9/20/2011	2,402	2,858	(9)
Bank of New York	Japanese Yen	9/21/2011	2,314,926	28,768	(21)
58 Semi-Annual Report	June 30, 2011

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the period ended June 30, 2011
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$182,240	$—	$359,688	$(177,448)
Institutional International Equity	10,029	—	50,635	(40,606)
International Small Cap Growth	33,031	—	20,592	12,439
Emerging Markets Growth	109,094	—	434,669	(325,575)
Emerging Leaders Growth	—	—	8,633	(8,633)
Bond	29,858	875	18,052	12,681
Low Duration	43,888	820	23,037	21,671

	Dollars
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	$585,127	$33,238	$379,024	$239,341
Institutional International Equity	31,823	3,868	139,231	(103,540)
International Small Cap Growth	76,119	1,301	20,893	56,527
Emerging Markets Growth	299,213	10,490	331,182	(21,479)
Emerging Leaders Growth	2,611	602	45,497	(42,284)
Bond	23,201	1,159	620	23,740
Low Duration	65,503	1,032	31,723	34,812

	Shares
	For the period ended June 30, 2011
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	12,592	—	24,731	(12,139)
Institutional International Equity	940	—	4,651	(3,711)
International Small Cap Growth	2,454	—	1,472	982
Emerging Markets Growth	7,041	—	28,470	(21,429)
Emerging Leaders Growth	—	—	867	(867)
Bond	2,809	82	1,698	1,193
Low Duration	4,438	83	2,326	2,195

	Shares
	For the year ended December 31, 2010
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Institutional International Growth	45,848	2,351	29,748	18,451
Institutional International Equity	3,407	365	13,836	(10,064)
International Small Cap Growth	6,879	100	1,893	5,086
Emerging Markets Growth	22,585	677	23,038	224
Emerging Leaders Growth	271	60	5,354	(5,023)
Bond	2,199	109	58	2,250
Low Duration	6,561	104	3,179	3,486
June 30, 2011	William Blair Funds 59

Financial Highlights

Institutional International Growth Fund

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$14.37	$12.20	$8.66	$19.20	$19.39	$18.11
Income (loss) from investment operations:
Net investment income (loss)(a)	0.16	0.14	0.10	0.25	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.15	2.31	3.61	(10.24)	3.30	4.09

Total from investment operations	0.31	2.45	3.71	(9.99)	3.45	4.20
Less distributions from:
Net investment income	—	0.28	0.17	—	0.35	0.38
Net realized gain	—	—	—	0.55	3.29	2.54

Total distributions	—	0.28	0.17	0.55	3.64	2.92

Net asset value, end of year	$14.68	$14.37	$12.20	$8.66	$19.20	$19.39

Total Return (%)*	2.16	20.10	42.83	(51.99)	18.49	23.45
Ratios to average daily net assets (%):**
Expenses	0.98	0.99	1.01	0.98	1.02	1.03
Net investment income (loss)	2.18	1.12	0.95	1.68	0.74	0.54

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,747,828	$1,886,217	$1,375,848	$998,266	$2,145,312	$1,875,341
Portfolio turnover rate (%)*	55	99	125	86	61	74

(a)	Excludes $0.09, $0.05, $(0.10), $0.06, and $0.29 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

60 Semi-Annual Report	June 30, 2011

Financial Highlights

Institutional International Equity Fund

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.78	$9.84	$7.44	$15.03	$14.27	$12.04
Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.10	0.09	0.15	0.13	0.07
Net realized and unrealized gain (loss) on investments	0.27	0.99	2.38	(7.60)	2.42	2.37

Total from investment operations	0.39	1.09	2.47	(7.45)	2.55	2.44
Less distributions from:
Net investment income	—	0.15	0.07	—	0.22	0.16
Net realized gain	—	—	—	0.14	1.57	0.05

Total distributions	—	0.15	0.07	0.14	1.79	0.21

Net asset value, end of year	$11.17	$10.78	$9.84	$7.44	$15.03	$14.27

Total Return (%)*	3.62	11.12	33.27	(49.57)	18.36	20.22
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.08	1.07	1.09	1.05	1.09	1.10
Expenses, before waivers and reimbursements	1.08	1.07	1.09	1.05	1.06	1.12
Net investment income (loss), net of waivers and reimbursements	2.11	0.97	1.04	1.26	0.86	0.50
Net investment income (loss), before waivers and reimbursements	2.11	0.97	1.04	1.26	0.89	0.48
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$260,525	$291,468	$365,271	$—	$618,179	$598,375
Portfolio turnover rate (%)*	41	73	78	91	66	79

(a)	Excludes $0.04, $0.00, $0.00, $(0.07), and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 61

Financial Highlights

International Small Cap Growth Fund

		Institutional Class Shares
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$13.24	$10.53	$6.69	$14.04	$13.43	$11.16
Income (loss) from investment operations:
Net investment income (loss)(a)	0.10	0.09	0.04	0.03	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	0.67	2.69	3.83	(7.26)	1.72	2.34

Total from investment operations	0.77	2.78	3.87	(7.23)	1.77	2.33
Less distributions from:
Net investment income	—	0.07	0.03	—	0.12	0.01
Net realized gain	—	—	—	0.12	1.04	0.05

Total distributions	—	0.07	0.03	0.12	1.16	0.06

Net asset value, end of year	$14.01	$13.24	$10.53	$6.69	$14.04	$13.43

Total Return (%)*	5.82	26.40	57.84	(51.53)	13.53	20.86
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.07	1.08	1.13	1.14	1.14	1.25
Expenses, before waivers and reimbursements	1.07	1.08	1.13	1.11	1.14	1.31
Net investment income (loss), net of waivers and reimbursements	1.50	0.77	0.48	0.28	0.32	(0.12)
Net investment income (loss), before waivers and reimbursements	1.50	0.77	0.48	0.32	0.32	(0.18)
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$768,599	$646,951	$390,851	$291,988	$401,459	$231,969
Portfolio turnover rate (%)*	44	85	136	78	88	109

(a)	Excludes $0.15, $0.01, $(0.02), $0.05, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007, and 2006, respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

62 Semi-Annual Report	June 30, 2011

Financial Highlights

Emerging Markets Growth Fund

		Institutional Class Shares
	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Net asset value, beginning of year	$15.96	$13.03	$7.56	$22.07	$19.54	$14.20
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06	0.06	0.17	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(0.16)	3.05	5.55	(13.74)	7.27	5.44

Total from investment operations	(0.07)	3.11	5.61	(13.57)	7.26	5.46
Less distributions from:
Net investment income	—	0.18	0.14	—	0.19	0.01
Net realized gain	—	—	—	0.94	4.54	0.11

Total distributions	—	0.18	0.14	0.94	4.73	0.12

Net asset value, end of year	$15.89	$15.96	$13.03	$7.56	$22.07	$19.54

Total Return (%)*	(0.44)	23.91	74.33	(61.51)	38.21	38.49
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.17	1.17	1.22	1.22	1.25	1.25
Expenses, before waivers and reimbursements	1.17	1.17	1.22	1.20	1.25	1.32
Net investment income (loss), net of waivers and reimbursements	1.22	0.43	0.54	1.08	(0.05)	0.09
Net investment income (loss), before waivers and reimbursements	1.22	0.43	0.54	1.10	(0.05)	0.02

	Period Ended June 30,	Years Ended December 31,
	2011	2010	2009	2008	2007	2006
Supplemental data for all classes:
Net assets at end of year (in thousands)	$879,589	$1,250,543	$1,038,260	$385,588	$1,165,854	$813,649
Portfolio turnover rate (%)*	53	121	113	118	100	113

(a)	Excludes $0.11,$0.15, $(0.09), $0.21, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, 2008, 2007 and 2006 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 63

Financial Highlights

Emerging Leaders Growth Fund

		Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008(a)
Net asset value, beginning of year	$10.35	$8.43	$4.78	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	0.05	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.29)	1.97	3.73	(5.26)

Total from investment operations	(0.24)	2.01	3.77	(5.22)
Less distributions from:
Net investment income	—	0.03	0.12	0.00 ^
Net realized gain	—	0.06	—	—

Total distributions	—	0.09	0.12	0.00 ^

Net asset value, end of year	$10.11	$10.35	$8.43	$4.78

Total Return (%)*	(2.32)	23.84	78.93	(52.11)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.26	1.25	1.25
Expenses, before waivers and reimbursements	1.39	1.35	1.36	1.41
Net investment income (loss), net of waivers and reimbursements	0.97	0.50	0.58	0.70
Net investment income (loss), before waivers and reimbursements	0.83	0.83	0.47	0.54
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$100,402	$94,901	$115,136	$46,676
Portfolio turnover rate (%)*	102	176	176	151

(a)	For the period May 3, 2010 (Commencement of Operations) to December 31, 2010.
(c)	Excludes $0.96, $1.29, and $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2010, 2009, and 2008 respectively.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

64 Semi-Annual Report	June 30, 2011

Financial Highlights

Bond Fund

		Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Net asset value, beginning of year	$10.58	$10.30	$9.72	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.48	0.51	0.50	0.32
Net realized and unrealized gain (loss) on investments	0.07	0.34	0.58	(0.31)	0.03

Total from investment operations	0.31	0.82	1.09	0.19	0.35
Less distributions from:
Net investment income	0.24	0.51	0.51	0.47	0.35
Net realized gain	—	0.03	—	—	0.00

Total distributions	0.24	0.54	0.51	0.47	0.35

Net asset value, end of year	$10.65	$10.58	$10.30	$9.72	$10.00

Total Return (%)*	3.17	8.06	11.47	1.95	3.57
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.34	0.35	0.35
Expenses, before waivers and reimbursements	0.40	0.40	0.43	0.56	0.52
Net investment income (loss), net of waivers and reimbursements	4.56	4.54	5.07	5.04	5.09
Net investment income (loss), before waivers and reimbursements	4.51	4.49	4.98	4.83	4.92
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009	2008	2007(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$203,808	$192,776	$147,344	$74,613	$68,483
Portfolio turnover rate (%)*	17	25	29	52	38

(a)	For the period May 1, 2007 (Commencement of Operations) to December 31, 2007.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2011	William Blair Funds 65

Financial Highlights

Low Duration Fund

		Institutional Class Shares
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009(a)
Net asset value, beginning of year	$9.90	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.16	0.01
Net realized and unrealized gain (loss) on investments	0.03	0.05	(0.07)

Total from investment operations	0.12	0.21	(0.06)
Less distributions from:
Net investment income	0.12	0.24	0.01
Net realized gain	—	—	—

Total distributions	0.12	0.24	0.01

Net asset value, end of year	$9.90	$9.90	$9.93

Total Return (%)*	1.38	2.15	(0.58)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40	0.40
Expenses, before waivers and reimbursements	0.43	0.48	0.64
Net investment income (loss), net of waivers and reimbursements	1.80	1.61	1.54
Net investment income (loss), before waivers and reimbursements	1.77	1.53	1.30
	Period Ended June 30,	Periods Ended December 31,
	2011	2010	2009(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$146,035	$143,470	$95,134
Portfolio turnover rate (%)*	17	51	—

(a)	For the period December 1, 2009 (Commencement of Operations) to December 31, 2009.
*	Rates not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

66 Semi-Annual Report	June 30, 2011

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Michelle R. Seitz, 1965*	Chairperson of the Board of Trustees and President	Trustee since 2002; Chairperson since 2010 Since 2007	Principal, William Blair & Company, L.L.C.; Limited Partner, WB Holdings, L.P. (since November 2008); Member, WBC GP, L.L.P. (since November 2008)	19	Director, William Blair SI CAV

Richard W. Smirl, 1967	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2007	Principal, William Blair & Company, L.L.C.	19	Director, William Blair SI CAV

Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	19	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	19	The Hartford Group of Mutual Funds (87 portfolios)

Lisa A. Pollina, 1965	Trustee	Since 2011	Senior Advisor to head of RBC Financial Group’s International Banking and Insurance division since 2010; formerly, Bank of America Corporation, Global Financial Institutions Executive from 2006-2008 and multiple Advisory from 2008-2010; prior thereto, Managing Partner, Bordeaux Capital from 2002-2006.	19	Darkstrand, high-speed fiber optic network provider (2009 to 2010); Jane Addams Hull House Association, Board of Trustees (2003 to 2009)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University since 2007; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	19	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
June 30, 2011	William Blair Funds 67

68 Semi-Annual Report	June 30, 2011

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly, Director, Applied Investment Management Program, University of Arizona Department of Finance, prior there to, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	19	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board member for various U.S. companies; Director and Investment Committee Chairman of the US Accenture Foundation, Inc.; prior to 2005, Managing Partner of various divisions at Accenture	19	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Investors Insurance Company, NY Chartered Company for Metropolitan Life Insurance
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2008-2009	Associate, William Blair & Company, L.L.C.; former Partner, Magnetar Capital

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.		N/A

David C. Fording, 1967	Senior Vice President	Since 2009	Principal, William Blair & Company, L.L.C.		N/A

	Vice President	2006-2009	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF.

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.		N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.		N/A

Michael A. Jancosek, 1959	Senior Vice President	Since 2004	Principal, William Blair & Company L.L.C.		N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.		N/A

Chad M. Kilmer, 1975	Senior Vice President	Since 2011	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio		N/A

	Vice President	Since 2006	Manager U.S. Bancorp Asset Management.

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.		Chairman, AG. Med, Inc.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Mark T. Leslie, 1967	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2008	Associate, William Blair & Company, L.L.C.

Matthew A. Litfin, 1972	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Kenneth J. McAtamney 1966	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

Todd M. McClone, 1968	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

	Vice President	2005-2006	Associate, William Blair & Company, L.L.C.	N/A

Tracy McCormick, 1954	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David Merjan, 1960	Senior Vice President	Since 2008	Principal, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Richard W. Smirl, 1967	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

Christopher T. Vincent, 1956	Senior Vice President	Since 2004	Principal, William Blair & Company, L.L.C.	N/A

Kathleen M. Lynch, 1971	Vice President	Since 2010	Associate, William Blair & Company, L.L.C.	N/A

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair & Company, L.L.C.; Vice President, J.P. Morgan Securities, Inc.	N/A

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate Counsel and Chief Compliance Officer, Calamos Investments; Assistant General Counsel, American Century Investments.	N/A

Colette M. Garavalia, 1961	Treasurer	Since 2009	Associate, William Blair & Company, L.L.C.	N/A

	Secretary	2000-2009	Associate, William Blair & Company, L.L.C.;	N/A
June 30, 2011	William Blair Funds 69

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held by Trustee/Officer
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair & Company, L.L.C.; Associate, Bell, Boyd & Lloyd, LLP; Associate, Sidley Austin LLP	N/A

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair & Company, L.L.C.; Manager, Calamos Investments

*	Ms. Seitz and Mr. Smirl are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Fund’s investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the earlier of (a) the non-interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the non-interested Trustee was first elected or appointed as a member of the Board of Trustees. The Fund’s officers, except the Chief Compliance Officer, are elected annually by the Trustees. The Fund’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of the non-interested Trustees.
(2)	In November 2008, all principals of William Blair & Company, L.L.C. also became limited partners in WB Holdings, L.P.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

70 Semi-Annual Report	June 30, 2011

Renewal of the Trust’s Management Agreement

On April 26, 2011, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each of the William Blair Global Growth Fund, the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund, the William Blair Emerging Markets Growth Fund, the William Blair Emerging Leaders Growth Fund, the William Blair Bond Fund and the William Blair Low Duration Fund (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Lipper Inc.); the estimated profits realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Fund management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 26, 2011 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested and independent legal counsel sent a formal request for information to Trust management. The Advisor provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Advisor provided in writing and/or orally. The Independent Trustees reviewed comparative performance and comparative advisory fees and expense ratios for a peer group and a peer universe of funds provided by Lipper for each Fund. In addition, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to one or more relevant securities indexes; (iii) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and client accounts with similar investment strategies; (iv) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Advisor for both the Trust as a whole and each Fund individually; and (v) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Advisor regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement. Finally, the Advisor made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees.

On April 14, 25 and 26, 2011, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about the Trust’s officers and the Funds’ portfolio managers, including information on the portfolio managers’ investments in the Funds. The Board also considered the administrative services performed by the Advisor, financial information regarding the Advisor, the Advisor’s execution quality and use of soft dollars, the compliance regime overseen by the Advisor, and the Advisor’s expense limitations in

June 30, 2011	William Blair Funds 71

place for certain Funds. The Board was also provided with information pertaining to the Advisor’s organizational structure and senior management. The Board noted that the Advisor pays the compensation of all of the officers and the interested Trustees of the Trust.

The Board reviewed information on the annualized total returns of each Fund for the one, three, five and ten year periods ended December 31, 2010, as applicable, along with annualized total return information for the Lipper performance peer universe of funds and one or more relevant securities indexes. The Lipper performance peer universe for each Fund included all funds with a similar investment style as classified by Lipper regardless of asset size or primary channel of distribution. With respect to the comparative performance information generally, the Board considered the Advisor’s statement that it is committed to managing each Fund consistently with the Fund’s stated investment strategies through all market environments and that, as a result, the Funds’ relative performance compared to the Lipper performance peer universe and relevant securities indexes from year to year will be affected by whether the market environment favors or disfavors the Advisor’s investment strategies. The Board also considered the Advisor’s statement that its investment strategies are intended to produce superior performance over the long term. The Trustees reviewed each Fund’s ranking in its Lipper performance peer universe during the applicable periods, and based on that review, requested and discussed with the Advisor additional information regarding the performance of the Institutional International Equity Fund, the Emerging Markets Growth Fund and the Low Duration Fund. With respect to the Institutional International Equity Fund, the Board noted that, except for 2008, the Fund had positive absolute performance for each full year since its inception and also considered the Advisor’s statement that the Fund’s lower allocations to emerging markets and small-cap securities relative to its peer funds had contributed to underperformance in recent periods. With respect to the Emerging Markets Growth Fund, the Board considered the Advisor’s statement that the Fund’s underperformance during the economic downturn in 2008 and 2009 continued to negatively impact the Fund’s three- and five-year rankings within its Lipper performance peer universe and noted that the Fund ranked in the 20th percentile of its Lipper performance peer universe over the most recent one-year period. With respect to the Low Duration Fund, the Board considered supplemental information presented by the Advisor comparing the Fund’s performance to the performance of a different peer group of funds that the Advisor believed to be more representative of the Fund’s investment style and portfolio characteristics, including the Fund’s average duration and average credit quality. The Board considered the Advisor’s statement that the Fund’s lower average duration and higher average credit quality as compared to the funds in its Lipper performance peer universe negatively impacted its comparative performance.

Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper expense peer group and Lipper expense peer universe for each Fund. The Lipper expense peer group for each Fund consisted of a group of funds with a similar investment style as classified by Lipper, distribution channel and asset size as the Fund. The Lipper expense peer universe for each Fund consisted of all funds with a similar investment style as classified by Lipper and distribution channel as the Fund. The Board considered that the Advisor had proposed to contractually limit total expenses for the Global Growth Fund, the Institutional International Equity Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund and the Low Duration Fund. For each Fund, the Board also reviewed amounts charged by the Advisor to other pooled investment vehicles, including other registered funds for which the Advisor acts as a subadvisor, and the Advisor’s fee schedule for institutional separate accounts. With respect to other pooled investment vehicles and institutional separate accounts, the Board considered the Advisor’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles and separate accounts. In addition, the Board considered the Advisor’s statement that institutional separate accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds.

In considering the information, the Board noted that the advisory fees for the Global Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Growth Fund, the Emerging Leaders Growth Fund, the Bond Fund and the Low Duration Fund were below or within an acceptable range of the average advisory fees of their Lipper expense peer group. The Board also noted that the advisory fees for the Institutional International Equity Fund were above the average advisory fees of their Lipper expense peer group, but that such advisory fees were within an acceptable range of the average advisory fees of their Lipper expense peer group and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with applicable expense limitations, was reasonable in light of the nature, quality and extent of services provided by the Advisor.

72 Semi-Annual Report	June 30, 2011

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided and profits realized by the Advisor from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. The Board also noted that the Advisor increased the number of personnel working on Fund matters during 2010. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense limitations in place and/or proposed, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including (i) non-advisory fee revenue from the Funds in the form of shareholder administration fees, service fees and/or distribution fees and the payment of some or all of those revenues to affiliates or third parties, (ii) soft dollars, which pertain primarily to the Funds investing in equity securities, and (iii) favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2011	William Blair Funds 73

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2010:

Emerging Leaders Growth	Bond
$505,181	$493,757

The following table provides the percentage of the 2010 year-end distributions that qualify for the dividend received deduction, and the qualified dividend income percentage:

Portfolio	Dividend Received Deduction%	Qualified Dividend Income%
Institutional International Growth	0.00%	80.38%
Institutional International Equity	0.31%	100.00%
International Small Cap Growth	0.13%	100.00%
Emerging Markets Growth	0.16%	83.93%
Emerging Leaders Growth	0.00%	100.00%
Bond	0.00%	0.00%
Low Duration	0.00%	0.00%

In January 2011, you were notified on IRS Form 1099-Div or substitute 1099 DIV as to the Federal tax status of the distributions received by you in the calendar year 2010.

74 Semi-Annual Report	June 30, 2011

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

June 30, 2011	William Blair Funds 75

Fund Expenses; (unaudited)

The example below shows you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value 1/1/2011	Ending Account Value 6/30/2011	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional International Growth Fund
Institutional Class—actual return	$1,000.00	$1,021.60	$4.92	0.98%
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.93	$4.91	0.98
Institutional International Equity Fund
Class I-actual return	$1,000.00	$1,036.20	$5.45	1.08
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.44	$5.41	1.08
International Small Cap Growth Fund
Institutional Class—actual return	$1,000.00	$1,058.20	$5.44	1.07
Institutional Class—hypothetical 5% return	$1,000.00	$1,019.51	$5.34	1.07
Emerging Markets Growth Fund
Institutional Class—actual return	$1,000.00	$995.60	$5.81	1.17
Institutional Class—hypothetical 5% return	$1,000.00	$1,018.97	$5.88	1.17
Emerging Leaders Growth Fund
Institutional Class—actual return	$1,000.00	$976.80	$6.13	1.25
Institutional Class—hypothetical 5% return	$1,000.00	$1,018.60	$6.26	1.25
Bond Fund
Institutional Class—actual return	$1,000.00	$1,031.70	$1.75	0.35
Institutional Class—hypothetical 5% return	$1,000.00	$1,023.07	$1.74	0.35
Low Duration Fund
Institutional Class—actual return	$1,000.00	$1,013.80	$1.97	0.40
Institutional Class—hypothetical 5% return	$1,000.00	$1,022.83	$1.98	0.40

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
76 Semi-Annual Report	June 30, 2011

BOARD OF TRUSTEES

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Lisa A. Pollina

Senior Advisor to RBC Financial Group-International Banking and Insurance Division.

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Retired Adjunct Lecturer and Director, University of Arizona Department of Finance

Michelle R. Seitz, Chairperson and President

Principal, William Blair & Company, L.L.C.

Thomas J. Skelly

Retired Managing Partner, Accenture U.S.

Richard W. Smirl, Senior Vice President

Principal, William Blair & Company, L.L.C.

Officers

Michael P. Balkin, Senior Vice President

Karl W. Brewer, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Matthew A. Litfin, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

Tracy McCormick, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Kathleen M. Lynch, Vice President

Paul J. Sularz, Vice President

Walter R. Randall, Jr., Chief Compliance Officer an Assistant Secretary

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John Raczek, Assistant Treasurer

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder Price P.C.

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

June 30, 2011	William Blair Funds 77

INSTITUTIONAL FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund - Institutional Class Shares

Emerging Markets Growth Fund - Institutional Class Shares

Emerging Leaders Growth Fund - Institutional Class Shares

Bond Fund - Institutional Class Shares

Low Duration Fund - Institutional Class Shares

222 West Adams Street

Chicago, IL 60606

800.742.7272  •  www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 25, 2011

/s/ Colette M. Garavalia

By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 25, 2011